      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 7, 2000
                                                      REGISTRATION NO. 333-41568

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------

                         TOYOTA AUTO RECEIVABLES TRUSTS
                     (Issuer with respect to the Securities)

                         TOYOTA MOTOR CREDIT CORPORATION
                        (Issuer of the TMCC Demand Notes)

                   TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION
                   (Originator of the Trusts described herein)

             (Exact name of Registrant as specified in its charter)

             CALIFORNIA                             6146                            33-0593804
  (STATE OR OTHER JURISDICTION OF       (PRIMARY STANDARD INDUSTRIAL      (I.R.S. EMPLOYER IDENTIFICATION
   INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)                   NO.)

                              19300 GRAMERCY PLACE
                           TORRANCE, CALIFORNIA 90509
                                  310-468-7332
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE, OF ORIGINATOR'S PRINCIPAL EXECUTIVE OFFICES)
                             ----------------------
                               ALAN F. COHEN, ESQ.
                          C/O TOYOTA FINANCIAL SERVICES
                           19001 SOUTH WESTERN AVENUE
                           TORRANCE, CALIFORNIA 90509
                                  310-468-3885
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
    INCLUDING AREA CODE, OF AGENT FOR SERVICE WITH RESPECT TO THE REGISTRANT)
                             ----------------------
                                   COPIES TO:
                           DAVID J. JOHNSON, JR., ESQ.
                           AND DANIEL F. PASSAGE, ESQ.
                              O'MELVENY & MYERS LLP
                              400 SOUTH HOPE STREET
                          LOS ANGELES, CALIFORNIA 90071
                                 (213) 430-6605
                              ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ] ________________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

================================================================================

                                          CALCULATION OF REGISTRATION FEE
==========================================================================================================================
  PROPOSED TITLE OF SECURITIES         PROPOSED MAXIMUM         PROPOSED          AMOUNT OF MAXIMUM        REGISTRATION
        TO BE REGISTERED                 AMOUNT TO BE        OFFERING PRICE       AGGREGATE OFFERING           FEE
                                          REGISTERED           PER UNIT(1)             PRICE(1)
--------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities                 $2,100,000,000            100%              $2,100,000,000          $554,400.00(3)
--------------------------------------------------------------------------------------------------------------------------
TMCC Demand Notes                             (2)                  (2)                   (2)                   (2)
==========================================================================================================================
(1) Estimated solely for the purpose of calculating the registration fee on the basis of the proposed maximum offering price per unit.
(2) The TMCC Demand Notes represent investments by the Trust of Collections in demand notes issued from time to time by TMCC.
(3) Of which $264.00 previously has been paid.
-------------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                INTRODUCTORY NOTE

     This Registration Statement contains (i) a form of Prospectus relating to the offering of one or more series of Asset Backed Notes and/or Asset Backed Certificates by various Trusts created from time to time by Toyota Motor Credit Receivables Corporation and (ii) two forms of Prospectus Supplement relating to the offering by each separate trust of a particular series of Asset Backed Certificates or of Asset Backed Notes and Asset Backed Certificates described therein. Each form of Prospectus Supplement relates only to the securities described therein and is a form which may be used, among others, by Toyota Motor Credit Receivables Corporation to offer Asset Backed Notes and/or Asset Backed Certificates under this Registration Statement.

PROSPECTUS
                         TOYOTA AUTO RECEIVABLES TRUSTS
                               ASSET BACKED NOTES
                            ASSET BACKED CERTIFICATES

                  TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION,
                                     SELLER

                        TOYOTA MOTOR CREDIT CORPORATION,
                                    SERVICER

********************************************************************************
   YOU SHOULD REVIEW CAREFULLY THE FACTORS SET FORTH UNDER "RISK FACTORS" BEGINNING ON PAGE 9 OF THIS PROSPECTUS AND IN THE RELATED PROSPECTUS SUPPLEMENT.

     This prospectus does not contain complete information about the offering of the securities. You are urged to read both this prospectus and the related prospectus supplement that will provide additional information about the securities being offered to you. No one may use this prospectus to offer and sell the securities unless it is accompanied by the related prospectus supplement. If any statement in the prospectus supplement conflicts with statements in this prospectus, the statements in the prospectus supplement will control.

     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE SECURITIES OR DETERMINED THAT THIS PROSPECTUS OR THE PROSPECTUS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Notes of a given series issued by a trust will be obligations of that trust only. Certificates of a given series issued by a trust will represent beneficial interests in that trust only. The securities will not be obligations of, interests in, and are not guaranteed or insured by, Toyota Motor Credit Corporation, Toyota Motor Credit Receivables Corporation, Toyota Motor Sales, U.S.A., Inc. or any of their affiliates. Neither the securities nor the receivables owned by the trust are insured or guaranteed by any governmental agency.
********************************************************************************

THE TRUSTS-

      o A new trust will be formed to issue each series of securities.

      o The assets of each trust:

              -     will be described in a related prospectus supplement;

              - will primarily be a pool of retail installment sales contracts secured by new or used automobiles and light duty trucks;

              -     will include related assets such as:

                    -      security interests in the financed vehicles;

                    -      proceeds from claims on related insurance policies;
                           and

                    -      amounts deposited in specified bank accounts.

THE SECURITIES-

      o will be asset-backed securities sold periodically in one or more series;

      o   will be paid only from the assets of the related trust;

      o   will be issued in one or more classes; and

      o   will consist of:

              - notes (which will be treated as indebtedness of the related trust) and/or

              - certificates (which will represent an undivided ownership interest in the related trust).

         The amounts, prices and terms of each offering of securities will be determined at the time of sale and will be described in a prospectus supplement that will be attached to this prospectus.


                  The date of this Prospectus is August 7, 2000.

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT

         Information about the securities is provided in two separate documents that progressively provide more detail:

         o this prospectus, which provides general information, some of which may not apply to a particular series of securities including your series; and

         o the accompanying prospectus supplement, which will describe the specific terms of your series of securities including:

                  -        the timing of interest and principal payments;

                  - the priority of interest and principal payments for each class of offered securities;

                  - financial and other information about the receivables owned by the trust;

                  - information about the credit enhancement for each class of offered securities;

                  -        the rating of each class of offered securities; and

                  -        the method for selling the securities.

         IF THE TERMS OF A PARTICULAR SERIES OF SECURITIES VARY BETWEEN THIS PROSPECTUS AND THE PROSPECTUS SUPPLEMENT, YOU SHOULD RELY ON THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including any information incorporated by reference. No one has been authorized to provide you with different information. The securities are not being offered in any state where their offer is not permitted.

         Cross-references in this prospectus and in the prospectus supplement have been provided to captions in these materials where you can find further related discussions of a particular topic. The Table of Contents on the back cover page of this prospectus provides the pages on which these captions are located.

         You can find a listing of the pages where capitalized terms used in this prospectus are defined under the caption "Index of Terms" beginning on page 77 in this prospectus.





                                SUMMARY OF TERMS

         THE FOLLOWING SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND PROVIDES A GENERAL OVERVIEW OF RELEVANT TERMS OF THE SECURITIES. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT.

ISSUER..............................     The trust to be formed for each series
                                         of securities. If the trust issues
                                         notes and certificates, it will be
                                         formed by a trust agreement between
                                         the seller and the trustee of the
                                         trust. If the trust issues only
                                         certificates, it will be formed by a
                                         pooling and servicing agreement among
                                         the seller, the servicer and the
                                         trustee of the trust.

SELLER..............................     Toyota Motor Credit Receivables
                                         Corporation. The principal executive
                                         offices of Toyota Motor Credit
                                         Receivables Corporation are located at
                                         19300 Gramercy

                                         Place, North Building, Torrance, Ca
                                         telephone number is (310) 468-7332.

SERVICER............................     Toyota Motor Credit Corporation. The
                                         principal executive offices of Toyota
                                         Motor Credit Corporation are located
                                         at 19001 South Western Avenue,
                                         Torrance, California 90509, its
                                         telephone number is (310) 468-1310 and
                                         its facsimile number is (310)
                                         468-6194.

TRUSTEE.............................     The trustee for each series of
                                         securities will be named in the
                                         prospectus supplement for that series.

INDENTURE TRUSTEE...................     If the trust issues notes, the trustee
                                         for the indenture will be named in the
                                         prospectus supplement for that series.

SECURITIES..........................     NOTES - A series of securities may
                                         include one or more classes of notes.
                                         Notes of a series will be issued
                                         pursuant to an indenture.

                                         CERTIFICATES - Each series of
                                         securities will include one or more
                                         classes of certificates, whether or not
                                         a class of notes is issued as part of
                                         the series. If a series of securities
                                         includes classes of notes, holders of
                                         notes may have the right to receive
                                         their payments before holders of
                                         certificates are paid. In addition,
                                         classes of notes may have the right to
                                         receive their payments before holders
                                         of other classes of notes are paid, and
                                         classes of certificates may have the
                                         right to receive their payments before
                                         holders of other classes of
                                         certificates are paid. This is referred
                                         to as "sequential payment". In
                                         addition, payments on certain classes
                                         of notes or certificates may be subject
                                         to reduction to make amounts available
                                         to cover payments to other classes of
                                         notes or certificates. This is referred
                                         to as "subordination". The propectus
                                         supplement will describe the payment
                                         priorities and any subordination
                                         provisions that apply to a class of
                                         notes or certificates.

                                         TERMS - The terms of each class of
                                         notes and certificates in a series will
                                         be described in the prospectus
                                         supplement including:

                                         o    stated principal amount (notes)
                                              and stated certificate balance
                                              (certificates); and

                                         o    interest rate (which may be fixed,
                                              variable, adjustable or some
                                              combination of these rates) or
                                              method of determining the interest
                                              rate.

                                         A class of notes may differ from other
                                         classes of notes and a class of
                                         certificates may differ from other
                                         classes of certificates in certain
                                         respects including:

                                         o    timing and priority of payments;

                                         o    seniority;

                                         o    allocations of losses;

                                         o    interest rate or formula;

                                         o    amount of principal or interest
                                              payments;

                                         o    whether interest or principal will
                                              be payable to holders of the class
                                              if certain events occur; and

                                         o    the right to receive collections
                                              from designatedportions of the
                                              receivables owned by the trust.

                                         FORM - If you acquire a beneficial
                                         ownership interest in the securities
                                         you will generally hold them through
                                         The Depository Trust Company in the
                                         United States or Clearstream Banking
                                         societe anonyme or the Euroclear System
                                         in Europe or Asia. This is referred to
                                         as "book-entry" form. As long as the
                                         securities are held in book-entry form,
                                         you will not receive a definitive
                                         certificate representing the
                                         securities.

                                         FOR MORE DETAILED INFORMATION, YOU
                                         SHOULD REFER TO "CERTAIN INFORMATION
                                         REGARDING THE SECURITIES --BOOK-ENTRY
                                         REGISTRATION" IN THIS PROSPECTUS.

                                         DENOMINATION - Securities will be
                                         issued in the denominations specified
                                         in the related prospectus supplement.

THE TRUST PROPERTY..................     The assets of each trust:

                                         o    will be described in the
                                              prospectus supplement;

                                         o    will primarily be a pool of retail
                                              installment sales contracts (the
                                              "receivables") secured by new or
                                              used automobiles and light duty
                                              trucks ("financed vehicles") and
                                              amounts due or collected under
                                              the contracts on or after a
                                              specified cutoff date; and


                                         o    will include related assets such
                                              as:

                                               -     security interests in the
                                                     financed vehicles,

                                               -     proceeds from claims on
                                                     related insurance policies,
                                                     and

                                               -     amounts deposited in
                                                     specified bank accounts.

                                         Purchasers of Toyota and Lexus cars and
                                         light duty trucks often finance their
                                         purchases by entering into retail
                                         installment sales contracts with Toyota
                                         and Lexus dealers who then resell the
                                         contracts to Toyota Motor Credit
                                         Corporation. The purchasers of the
                                         financed vehicles are referred to as
                                         the "obligors" under
                                         the receivables. The terms of the
                                         contracts must meet requirements
                                         specified by Toyota Motor Credit
                                         Corporation.

                                         On or before the date the securities of
                                         a series are issued, Toyota Motor
                                         Credit Corporation will sell a
                                         specified amount of receivables to
                                         Toyota Motor Credit Receivables
                                         Corporation, the seller. The seller
                                         will, in turn, sell them to the trust.
                                         The sale by the seller to the trust
                                         will be documented under:

                                         o    a pooling and servicing agreement
                                              among the seller, the servicer
                                              and the trustee (if the trust
                                              will be treated as a grantor
                                              trust for federal income tax
                                              purposes).

                                         o    a sale and servicing agreement
                                              agreement among the seller, the
                                              servicer and the trust (if the
                                              trust will be treated as an owner
                                              trust for federal income tax
                                              purposes); or


                                         The receivables to be sold by Toyota
                                         Motor Credit Corporation to the seller
                                         and resold to the trust will be
                                         selected based on criteria specified in
                                         the sale and servicing agreement or the
                                         pooling and servicing agreement,
                                         whichever is applicable. These criteria
                                         will be described in the applicable
                                         prospectus supplement.

                                         The trust will use collections on the
                                         receivables to pay interest and
                                         principal to holders of each class of
                                         securities. The prospectus supplement
                                         will describe whether:

                                         o    collections received each month
                                              will be passed through to holders
                                              of securities on a monthly basis;
                                              or

                                         o    whether payments will instead be
                                              made on a quarterly, semi-annual,
                                              annual or other basis.

                                         If payments are made other than
                                         monthly, the trust will need to invest
                                         the collections until the relevant
                                         payment date. These investments will be
                                         highly rated and must satisfy criteria
                                         specified in the related pooling and
                                         servicing agreement or sale and
                                         servicing agreement. Because of the
                                         administrative difficulties involved in
                                         obtaining investments that will provide
                                         payments to the trust on the day before
                                         payments are to be made to holders of
                                         securities and that earn a sufficient
                                         amount of interest, in some cases the
                                         investments will be demand notes issued
                                         by Toyota Motor Credit Corporation.
                                         These demand notes will be unsecured
                                         general obligations of Toyota Motor
                                         Credit Corporation and will rank
                                         equally with all other outstanding
                                         unsecured and unsubordinated debt of
                                         Toyota Motor Credit Corporation.

                                         YOU SHOULD REFER TO THE APPLICABLE
                                         PROSPECTUS SUPPLEMENT FOR MORE
                                         INFORMATION ABOUT THE TERMS AND
                                         CONDITIONS OF ANY TMCC DEMAND NOTES. IN
                                         ADDITION, YOU SHOULD REFER TO "TMCC
                                         DEMAND NOTES" IN THIS PROSPECTUS.

CREDIT AND CASH FLOW ENHANCEMENT....     The trusts may include certain features
                                         designed to provide protection to one
                                         or more classes of securities. These
                                         features are referred to as "credit
                                         enhancement". Credit enhancement may
                                         include any one or more of the
                                         following:

                                         o    sequential payment or other
                                              payment prioritization of certain
                                              classes;

                                         o    subordination of one or more other
                                              classes of securities;

                                         o    reserve fund;

                                         o    over-collateralization;

                                         o    letters of credit or other credit
                                              facilities;

                                         o    surety bonds;

                                         o    guaranteed investment contracts;

                                         o    repurchase obligations;

                                         o    cash deposits; or

                                         o    other agreements or arrangements
                                              providing for other third party
                                              payments or other support.

                                         In addition, the trusts may include
                                         certain features designed to ensure the
                                         timely payment of amounts owed to
                                         securityholders. These features may
                                         include any one or more of the
                                         following:

                                         o    yield maintenance agreements;

                                         o    swap transactions;

                                         o    liquidity facilities;

                                         o    cash deposits; or

                                         o    other agreements or arrangement
                                              providing for other third party
                                              payments or other support.

                                         The specific terms of any credit or
                                         cash flow enhancement applicable to a
                                         trust or to the securities issued by a
                                         trust will be described in detail in
                                         the applicable prospectus supplement,
                                         including any limitations or exclusions
                                         from coverage.

SERVICING...........................     Toyota Motor Credit Corporation will be
                                         appointed to act as servicer for the
                                         receivables. In that capacity, the
                                         servicer will handle all collections,
                                         administer defaults and delinquencies
                                         and otherwise service the contracts.
                                         The trust will pay the servicer a
                                         monthly fee equal to 1/12 of 1.00% of
                                         the total principal balance of the
                                         receivables as of the first day of the
                                         preceding month. The servicer will also
                                         receive additional servicing
                                         compensation in the form of
                                         investment earnings, late fees and
                                         other administrative fees and expenses
                                         or similar charges received by the
                                         servicer during such month.

                                         The servicer will also be obligated to
                                         advance to the trust interest on the
                                         receivables that is due but unpaid by
                                         the obligor. In addition, the servicer
                                         will be obligated to advance to the
                                         trust due but unpaid principal of any
                                         receivables that are classified as
                                         precomputed receivables rather than as
                                         simple interest receivables. The
                                         servicer will not be required to make
                                         any advance if it determines that it
                                         will not be able to recover an advance
                                         from an obligor. The trust will
                                         reimburse the servicer from late
                                         collections on the receivables for
                                         which it has made advances, or from
                                         collections generally if the servicer
                                         determines that an advance will not be
                                         recoverable with respect to such
                                         receivable.

                                         FOR MORE DETAILED INFORMATION ON
                                         ADVANCES AND REIMBURSEMENT OF ADVANCES,
                                         SEE "DESCRIPTION OF THE TRANSFER AND
                                         SERVICING AGREEMENT--ADVANCES" IN THIS
                                         PROSPECTUS.

OPTIONAL REDEMPTION.................     The servicer may purchase all of the
                                         receivables when the outstanding
                                         aggregate principal balance of the
                                         receivables declines to 10% or less of
                                         the original total principal balance of
                                         the receivables as of the cutoff date,
                                         which would cause early redemption of
                                         the securities.


                                         FOR MORE DETAILED INFORMATION, YOU
                                         SHOULD REFER TO "DESCRIPTION OF THE
                                         TRANSFER AND SERVICING AGREEMENT -
                                         TERMINATION" IN THIS PROSPECTUS.

TAX STATUS..........................     GRANTOR TRUSTS -The applicable
                                         prospectus supplement will specify
                                         whether a trust will be treated as a
                                         grantor trust for federal income tax
                                         purposes. If a trust is referred to as
                                         a "grantor trust" in the applicable
                                         prospectus supplement, special tax
                                         counsel to the trust will be required
                                         to deliver an opinion that:

                                         o    the trust will be treated as a
                                              grantor trust for federal income
                                              tax purposes, and California
                                              franchise and income tax purposes;
                                              and

                                         o    the trust will not be subject to
                                              to federal income tax.

                                         OWNER TRUSTS - If the trust is referred
                                         to as an "owner trust" in the
                                         applicable prospectus supplement,
                                         special tax counsel to the trust will
                                         be required to deliver an opinion for
                                         federal income tax purposes and
                                         California income and franchise tax
                                         purposes:


                                         o     as to the characterization as
                                               debt of the notes issued by the
                                               trust; and

                                         o     that the trust will not be
                                               characterized as an association
                                               publicly traded partnership)
                                               taxable as a corporation.

                                         If a trust is referred to as an "owner
                                         trust" in the applicable prospectus
                                         supplement:

                                         o     by purchasing a note you will be
                                               agreeing to treat the note as
                                               indebtedness for tax purposes;
                                               and

                                         o     by purchasing a certificate, you
                                               will be agreeing to treat the
                                               trust (i) as a
                                               partnership in which you are a
                                               partner or (ii) if you are the
                                               sole beneficial owner of the
                                               certificates, as a "disregarded
                                               entity," for federal income tax
                                               purposes and California income
                                               and franchise tax purposes.

                                         Applicable taxing authorities could
                                         impose alternative tax
                                         characterizations of the trust and the
                                         certificates. However, these
                                         characterizations generally will not
                                         result in material adverse tax
                                         consequences to certificateholders.

                                         FOR ADDITIONAL INFORMATION CONCERNING
                                         THE APPLICATION OF FEDERAL AND
                                         CALIFORNIA TAX LAWS, YOU SHOULD REFER
                                         TO "CERTAIN FEDERAL INCOME TAX
                                         CONSEQUENCES" AND "CERTAIN STATE TAX
                                         CONSEQUENCES" IN THIS PROSPECTUS.

ERISA CONSIDERATIONS................     NOTES - Notes will generally be
                                         eligible for purchase by employee
                                         benefit plans.

                                         UNSUBORDINATED GRANTOR TRUST
                                         CERTIFICATES - Certificates of a class
                                         issued by a grantor trust that are not
                                         subordinated to any other class will
                                         generally be eligible for purchase by
                                         employee benefit plans.


                                         OTHER CERTIFICATES - Subordinated
                                         classes of certificates issued by a
                                         grantor trust and certificates issued
                                         by owner trusts generally will not be
                                         eligible for purchase by an employee
                                         benefit plan or individual retirement
                                         account.

                                         FOR MORE DETAILED INFORMATION REGARDING
                                         THE ERISA ELIGIBILITY OF ANY CLASS OF
                                         SECURITIES, YOU SHOULD REFER TO "ERISA
                                         CONSIDERATIONS" IN THIS PROSPECTUS AND
                                         THE RELATED PROSPECTUS SUPPLEMENT.

                                  RISK FACTORS

         YOU SHOULD CONSIDER THE FOLLOWING RISK FACTORS IN DECIDING WHETHER TO PURCHASE SECURITIES OF ANY CLASS. IN ADDITION, YOU SHOULD REFER TO THE SECTION CAPTIONED "RISK FACTORS" IN THE ACCOMPANYING PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF FURTHER MATERIAL RISKS TO YOUR INVESTMENT IN THE SECURITIES.

         THE TRUST'S SECURITY INTERESTS IN FINANCED VEHICLES MAY BE UNENFORCEABLE OR DEFEATED.

         The certificates of title for vehicles financed by Toyota Motor Credit Corporation name Toyota Motor Credit Corporation as the secured party. The certificates of title for financed vehicles under contracts assigned to the trust will not be amended to identify the trust as the new secured party because it would be administratively burdensome to do so. However, financing statements showing the transfer to the trust of Toyota Motor Credit Corporation's and the seller's interest in the receivables will be filed with the appropriate governmental authorities. Toyota Motor Credit Corporation, as servicer, will retain the documentation for the receivables and the certificates of title.

         Because of these arrangements, another person could acquire an interest in the receivables and the financed vehicles that is judged by a court of law to be superior to the trust's interest. Examples of these persons are other creditors of the obligors, a subsequent purchaser of a financed vehicle or another lender who finances the vehicle. Some of the ways this could happen are described in this prospectus under the caption "Certain Legal Aspects of the Receivables". In some circumstances, either the seller or the servicer will be required to purchase receivables if a security interest superior to the claims of others has not been properly established and maintained. The details of this obligation are described in this prospectus under the caption "Certain Legal Aspects of the Receivables".

         BANKRUPTCY OF TOYOTA MOTOR CREDIT CORPORATION COULD RESULT IN LOSSES OR DELAYS IN PAYMENTS ON THE SECURITIES.

         If Toyota Motor Credit Corporation becomes subject to bankruptcy proceedings, you could experience losses or delays in the payments on your securities. Toyota Motor Credit Corporation will sell the receivables to the seller, and the seller will in turn transfer the receivables to the trust. However, if Toyota Motor Credit Corporation becomes subject to a bankruptcy proceeding, the court in the bankruptcy proceeding could conclude that Toyota Motor Credit Corporation effectively still owns the receivables by concluding that the sale to the seller was not a "true sale" or that the seller should be consolidated with Toyota Motor Credit Corporation for bankruptcy purposes. If a court were to reach this conclusion, you could experience losses or delays in payments on the securities as a result of, among other things:


         o the "automatic stay" which prevents secured creditors from exercising remedies against a debtor in bankruptcy without permission from the court and provisions of the U.S. Bankruptcy Code that permit substitution of collateral in certain circumstances;


         o certain tax or government liens on Toyota Motor Credit Corporation property (that arose prior to the transfer of a receivable to the trust) having a prior claim on collections before the collections are used to make payments on your securities; and

         o the trust not having a perfected security interest in (a) one or more of the vehicles securing the receivables or (b) any cash collections held by Toyota Motor Credit Corporation at the time Toyota Motor Credit Corporation becomes the subject of a bankruptcy proceeding.

         The seller will take steps in structuring each transaction described in this prospectus to minimize the risk that a court would consolidate the seller with Toyota Motor Credit Corporation for bankruptcy purposes or conclude that the sale of receivables to the seller was not a "true sale." See "Certain Legal Aspects of the Receivables - Certain Bankruptcy Considerations" in this prospectus.

         RECEIVABLES THAT FAIL TO COMPLY WITH CONSUMER PROTECTION LAWS MAY BE UNENFORCEABLE, RESULTING IN DELAYS IN RECEIPT OF COLLECTIONS.

         Numerous federal and state consumer protection laws regulate consumer contracts such as the receivables. If any of the receivables do not comply with one or more of these laws, the servicer may be prevented from or delayed in collecting the receivables. If that happens, payments on the certificates could be delayed or reduced. The seller will make representations and warranties relating to the receivables' compliance with law and the trust's ability to enforce the contracts. If the seller breaches any of these representations or warranties, the trust's sole remedy will be to require the seller to repurchase the affected receivables. See "Certain Legal Aspects of the Receivables --Consumer Protection Laws" in this prospectus.

         FUNDS HELD BY THE SERVICER THAT ARE INTENDED TO BE USED TO MAKE PAYMENTS ON THE SECURITIES MAY BE EXPOSED TO A RISK OF LOSS.

         The servicer generally may retain all payments and proceeds collected on the receivables during each collection period. The servicer is generally not required to segregate those funds from its own accounts until the funds are deposited in the collection account on each payment date. Until any collections or proceeds are deposited into the collection account, the servicer will be able to invest those amounts for its own benefit at its own risk. The trust and securityholders are not entitled to any amount earned on the funds held by the servicer. If the servicer does not deposit the funds in the collection account as required on any payment date, the trust may be unable to make the payments owed on your securities.

         IF THE TRUST ENTERS INTO A CURRENCY OR AN INTEREST RATE SWAP, PAYMENTS ON THE SECURITIES WILL BE DEPENDANT ON PAYMENTS MADE UNDER THE SWAP AGREEMENT.

         If the trust enters into a currency swap, interest rate swap or a combined currency and interest rate swap, its ability to protect itself from shortfalls in cash flow caused by currency or interest rate changes will depend to a large extent on the terms of the swap agreement and whether the swap counterparty performs its obligations under the swap. If the trust does not receive the payments it expects from the swap counterparty, the trust may not have adequate funds to make all payments to securityholders when due, if ever.

         If the trust issues securities with adjustable interest rates, interest will be due on the securities at adjustable rates, while interest will be earned on the receivables at fixed rates. In this circumstance, the trust may enter into an interest rate swap to reduce its exposure to changes in interest rates. An interest rate swap requires one party to make payments to the other party in an amount calculated by applying an interest rate (for example a floating rate) to a specified notional amount in exchange for the other party making a payment calculated by applying a different interest rate (for example a fixed rate) to the same notional amount. For example, if the trust issues $100 million of securities bearing interest at a floating LIBOR rate, it might enter into a swap agreement under which the trust would pay interest to the swap counterparty in an amount equal to an agreed upon fixed rate on $100 million in exchange for receiving interest on $100 million at the floating LIBOR rate. The $100 million would be the "notional" amount because it is used simply to make the calculation. In an interest rate swap, no principal payments are exchanged.

         If the trust issues securities denominated in a currency other than U.S. dollars, the trust will need to make payments on the securities in a currency other than U.S. dollars, as described in the related prospectus supplement. Payments collected on the receivables, however, will be made in U.S. dollars. In this circumstance, the trust may enter into a currency swap to reduce its exposure to changes in currency exchange rates. A currency swap requires one party to provide a specified amount of a currency to the other party at specified times in exchange for the other party providing a different currency at a predetermined exchange ratio. For example, if the trust issues securities denominated in Swiss Francs, it might enter into a swap agreement with a swap counterparty under which the trust would use the collections on the receivables to pay U.S. dollars to the swap counterparty in exchange for receiving Swiss Francs at a predetermined exchange rate to make the payments owed on the securities.

         In some cases, a trust may enter into a swap with Toyota Motor Credit Corporation as the swap counterparty. The terms of any swap will be described in more detail in the applicable prospectus supplement.

         TERMINATION OF A SWAP AGREEMENT WILL CAUSE TERMINATION OF THE TRUST.

         A swap agreement may be terminated if certain events occur. Most of these events are generally beyond the control of the trust or the swap counterparty. If the swap agreement is terminated, the trust generally will also terminate. In that event, the trustee will sell the assets of the trust and the trust will terminate. In this type of situation, it is impossible to predict how long it would take to sell the assets of the trust or what amount of proceeds would be received. Some of the possible adverse consequences of such a sale are:

          o The proceeds from the sale of assets under such circumstances may not be sufficient to pay all amounts owed to you.

          o Amounts available to pay you will be further reduced if the trust is required to make a termination payment to the swap counterparty.

          o The termination of the swap agreement may expose the trust to currency or interest rate risk, further reducing amounts available to pay you.

          o The sale may result in payments to you significantly earlier than expected, reducing the weighted average life of the securities and the yield to maturity.

          o Conversely, a significant delay in arranging a sale could result in a delay in principal payments. This would, in turn, increase the weighted average life of the securities and could reduce the yield to maturity.

         See "The Swap Agreement--Early Termination of Swap Agreement" for more information concerning the termination of a swap agreement and the sale of trust assets. Additional information about this subject, including a description of the circumstances that may cause a termination of the swap agreement and the trust and how the proceeds of a sale would be distributed, will be included in the related prospectus supplement.

          THE RATING OF A SWAP COUNTERPARTY OR THE ISSUER OF DEMAND NOTES MAY AFFECT THE RATINGS OF THE SECURITIES.

         If a trust enters into a swap or invests in Toyota Motor Credit Corporation demand notes, the rating agencies that rate the trust's securities will consider the provisions of the swap agreement or the demand notes and the rating of the swap counterparty and Toyota Motor Credit Corporation, as issuer of the demand notes in rating the securities. Toyota Motor Credit Corporation may also be the swap counterparty. If a rating agency downgrades the debt rating of the swap counterparty or Toyota Motor Credit Corporation, it is also likely to downgrade the rating of the securities. Any downgrade in the rating of the securities could have severe adverse consequences on their liquidity or market value.


          As of the date of this prospectus, Toyota Motor Credit Corporation's long term debt ratings are Aa1 by Moody's Investors Service, Inc. and AAA by Standard and Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc., and its short term debt ratings are P-1 by Moody's Investors Service, Inc. and A-1+ by Standard and Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. A downgrade, suspension or withdrawal of any rating of the debt of Toyota Motor Credit Corporation by a rating agency may result in the downgrade, suspension or withdrawal of the rating assigned by that rating agency to any class (or all classes) of notes or certificates. A downgrade, suspension or withdrawal of the rating assigned by a rating agency to a class of notes or certificates would likely have adverse consequences on their liquidity or market value.


         In the past, Moody's and Standard & Poor's have placed the long-term debt ratings of Toyota Motor Corporation, Toyota Motor Credit Corporation's ultimate parent, and its subsidiaries (including Toyota Motor Credit Corporation) under review for possible downgrade on the basis of their respective reviews of factors specific to those companies and factors external to those companies, including their "country ceilings" for ratings of foreign currency-denominated debt and bank deposits and yen-denominated securities issued or guaranteed by the government of Japan. In the past, Moody's has downgraded the long-term debt of Toyota Motor Corporation and its subsidiaries (including Toyota Motor Credit Corporation) to Aa1 from Aaa. If either rating agency lowers its credit rating for Japan below that rating agency's then current credit rating of Toyota Motor Corporation and its subsidiaries (including Toyota Motor Credit Corporation), that rating agency would likely lower its credit rating of Toyota Motor Corporation and its subsidiaries (including Toyota Motor Credit Corporation) to the same extent.

         To provide some protection against the adverse consequences of a downgrade, the swap counterparty may be permitted, but generally not required, to take the following actions if the rating agencies reduce its debt ratings below certain levels:

          o        assign the swap agreement to another party;

          o obtain a replacement swap agreement on substantially the same terms as the swap agreement; or

          o establish any other arrangement satisfactory to the rating agencies.

          If Toyota Motor Credit Corporation is the swap counterparty, it may be able to cure the effects of a downgrade by taking the actions described above. However, if Toyota Motor Credit Corporation is both the demand note issuer and the swap counterparty, these actions may not be sufficient to prevent a downgrade.

         Any swap or demand notes involve a high degree of risk. A trust will be exposed to this risk should it use either of these mechanisms. For this reason, only investors capable of understanding these risks should invest in the securities. You are strongly urged to consult with your financial advisors before deciding to invest in the securities if a swap or demand notes are involved.

         THE CALCULATIONS FOR THE PAYMENTS OF PRINCIPAL OR INTEREST MAY BE BASED ON AN INDEX WHICH MAY RESULT IN PAYMENTS TO YOU OF LESS PRINCIPAL OR INTEREST THAN A NON-INDEXED SECURITY.

         The calculation of interest or principal on a series of securities may be based on a currency, commodity, interest rate or other index. In this situation, the amount of principal or interest payable on the securities may be less than that payable on a conventional debt security issued at the same time, including the possibility that no interest or principal will be paid. In addition, if the formula for calculating the payments on the securities includes a feature that multiplies the effect of any change in the index, changes to the index could result in even greater changes in the value of the securities or the payments to be made on the securities.

         You may not be able to easily trade these types of securities after you purchase them. A market for the resale of securities is referred to as a "secondary market." It cannot be predicted whether there will be a secondary market for these types of securities or if one develops, how liquid it would be. Any secondary market for these types of securities will be affected by a number of factors that are not dependent on the performance of the trust and its assets. These factors include the complexity and volatility of any applicable index, the method of calculating the principal and interest payments on the securities, the time remaining to the maturity of the securities, the outstanding amount of the securities and market interest rates. The value of the index will depend on a number of interrelated factors which cannot be controlled by the trust, including economic, financial and political events. For these reasons, you may not be able to readily sell your securities or receive the price you expected for their sale.

         In recent years, many indices have been highly volatile, and the volatility may continue in the future. You should review carefully the historical experience of any index applicable to calculations for any series of securities, but should not take that historical experience as a predictor of future performance of any index during the term of any security. The credit ratings assigned to the securities do not reflect the potential impact of the factors discussed above, or what the impact may be on your securities' market value at any time. For this reason, only investors capable of understanding the risks involved should invest in indexed securities. In addition, investors whose investment activities are restricted by law or subject to regulation may not be able to purchase these types of securities. Investors are responsible for determining whether they may purchase indexed securities. You are strongly urged to consult with your financial advisors before deciding to invest in indexed securities.

                                   THE TRUSTS

         The Seller will establish each trust (each, a "Trust") pursuant to a Trust Agreement (as amended and supplemented from time to time the "Trust Agreement") or Pooling and Servicing Agreement (as amended from time to time, the "Pooling and Servicing Agreement"), as applicable. The property of each Trust will include a pool (a "Receivables Pool") of retail installment sales contracts (the "Receivables") between Toyota and Lexus dealers (the "Dealers") and the obligors (the "Obligors") of new and used automobiles and/or light duty trucks and all payments due thereunder on and after the applicable cutoff date (the "Cutoff Date"), as specified in the related Prospectus Supplement. The Dealers will originate, and TMCC will purchase, the Receivables of each Receivables Pool in the ordinary course of business pursuant to agreements with Dealers (the "Dealer Agreements"). On the applicable Closing Date, the Seller will sell the Receivables comprising the related Receivables Pool to the Trust pursuant to the related Pooling and Servicing Agreement, if the trust is to be treated as a grantor trust for federal income tax purposes, or the related Sale and Servicing Agreement among the Seller, the Servicer and the Trust (as amended and supplemented from time to time, the "Sale and Servicing Agreement") if the Trust is to be treated as an owner trust for federal income tax purposes.

         The property of each Trust will also include (i) such amounts as from time to time may be held in separate accounts established and maintained by the Servicer or Seller with the Trustee pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement; (ii) security interests in the vehicles financed by the Receivables (the "Financed Vehicles") and any accessions thereto; (iii) the rights to proceeds from claims on certain physical damage, credit life and disability insurance policies covering the Financed Vehicles or the Obligors, as the case may be; (iv) the right of the Seller to receive any proceeds from Dealer Recourse, if any, on Receivables or Financed Vehicles; (v) the rights of the Seller under the Sale and Servicing Agreement or the Pooling and Servicing Agreement, as applicable; (vi) the right to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and that shall have been repossessed by or on behalf of the applicable Trust; and (vii) any and all proceeds of the foregoing. Various forms of credit enhancement may be used to provide credit enhancement for the benefit of holders of the related Securities, including a Yield Maintenance Account or a Reserve Fund. Additionally, pursuant to contracts between TMCC and the Dealers, the Dealers will be required to repurchase Receivables as to which Dealers have made certain misrepresentations.

         The terms of each series of notes (the "Notes") or certificates (the "Certificates" and, together with the Notes, the "Securities") issued by each Trust (the "Issuer"), and additional information concerning the assets of each Trust and any applicable credit enhancement will be set forth in a supplement to this Prospectus (a "Prospectus Supplement").

                                   THE TRUSTEE

         The trustee for each Trust (the "Trustee") and/or the trustee under any Indenture pursuant to which Notes are issued (the "Indenture Trustee") will be specified in the related Prospectus Supplement. The Trustee's liability in connection with the issuance and sale of the related Securities is limited solely to the express obligations of such Trustee or Indenture Trustee set forth in the related Trust Agreement, and/or Sale and Servicing Agreement, Indenture or Pooling and Servicing Agreement, as applicable. A Trustee or Indenture Trustee may resign at any time, in which event the Servicer, or its successor, will be obligated to appoint a successor thereto. The Administrator of a Trust that is an owner trust and the Servicer in respect of a Trust that is a grantor trust may also remove a Trustee or Indenture Trustee that ceases to be eligible to continue in such capacity under the related Trust Agreement or Pooling and Servicing Agreement, as applicable, or becomes insolvent. In such circumstances, the Servicer or the Administrator, as the case may be, will be obligated to appoint a successor thereto. Any resignation or removal of a Trustee or Indenture Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by such successor.

                                   THE SELLER

         Toyota Motor Credit Receivables Corporation (the "Seller") was incorporated in the State of California on June 24, 1993, as a wholly-owned, limited purpose subsidiary of Toyota Motor Credit Corporation. The principal executive offices of the Seller are located at 19300 Gramercy Place, North Building, Torrance, California 90509, Attn: President, and its telephone number is (310) 468-7332.

         The Seller was organized primarily for the purpose of acquiring installment sales contracts similar to the Receivables and associated rights from TMCC, causing the issuance of securities similar to the Securities and engaging in related transactions. The Seller's articles of incorporation limit the activities of the Seller to the foregoing purposes and to any activities incidental to and necessary for such purposes.

                                  THE SERVICER

         Toyota Motor Credit Corporation ("TMCC" or the "Servicer") was incorporated in California on October 4, 1982, and commenced operations in May 1983. At March 31, 1999, TMCC had three regional offices and 33 branches in various locations in the United States, a branch in Puerto Rico and a centralized customer service center in Iowa. The address of TMCC's principal executive offices is 19001 South Western Avenue, Torrance, California 90509. TMCC has one wholly owned subsidiary engaged through subsidiaries organized in various jurisdictions in the insurance business, a wholly-owned subsidiary that provides retail and wholesale financing and other financial services to authorized Toyota and Lexus vehicle dealers and their customers in Puerto Rico, a wholly-owned limited purpose subsidiary formed to acquire and securitize retail finance receivables and a wholly-owned limited purpose subsidiary formed to acquire and securitize lease receivables. TMCC and its subsidiaries are collectively referred to as "TMCC".

         TMCC provides retail and wholesale financing, retail leasing and certain other financial services to authorized Toyota and Lexus vehicle and Toyota industrial equipment dealers and their customers in the United States (excluding Hawaii) and the Commonwealth of Puerto Rico. In addition, each of TMCC's branches provides underwriting and loan servicing support to dealers and customers for most financial services offered by TMCC. TMCC's primary business is providing vehicle retail and wholesale financing and retail leasing. TMCC is a wholly-owned subsidiary of Toyota Motor Sales, U.S.A., Inc. ("TMS"), which is primarily engaged in the wholesale distribution of automobiles, light-duty trucks, industrial equipment and related replacement parts and accessories throughout the United States (excluding Hawaii). Substantially all of TMS's products are purchased from Toyota Motor Corporation, the parent of TMS, or its affiliates.


         On July 7, 2000, Toyota Financial Services Corporation was incorporated to oversee Toyota Motor Corporation's worldwide financial services operations, including those in the United States. Toyota Financial Services Corporation is scheduled to assume ownership of TMCC, currently a subsidiary of Toyota Motor Sales, U.S.A., Inc., in October, 2000.


UNDERWRITING OF MOTOR VEHICLE LOANS

         TMCC purchases automobile and/or light truck retail installment sales contracts from approximately 1,200 Toyota and Lexus dealers located throughout the United States, excluding Hawaii. Underwriting of such retail installment sales contracts is performed by each branch using similar underwriting standards. Dealers originate these receivables in accordance with TMCC's requirements as specified in existing agreements between TMCC and such dealers. The receivables are purchased in accordance with TMCC's underwriting standards which emphasize, among other factors, the applicant's willingness and ability to pay and the value of the vehicle to be financed.

         Applications received from Dealers must be signed by the applicant and must contain, among other information, the applicant's name, address, residential status, source and amount of monthly income and amount of monthly rent or mortgage payment. Dealers then send completed customer applications via facsimile or data transmission to one of TMCC's retail branches where they are entered into TMCC's internally-developed Application Processing System ("APS"). The APS then automatically generates and transmits credit bureau requests to one of the major credit bureaus which provide a credit report to TMCC. Key data from the bureaus are combined with data from the customer applications, including ratios such as car payment to income and total debt payments to total income, and weighted by a statistically validated credit scoring process to provide objective evaluations of customer repayment probabilities. The branches receive credit scores, bureau data (both summarized and in raw form) and applicant information and TMCC credit investigators then perform income and employment verification on non-"A" rated risks. Once income and employment have been verified, all data is passed on-line to TMCC credit analysts for decisions.

         In April, 2000, TMCC completed the national launch of an expanded tiered pricing program for retail installment sales contracts. The objective of the expanded program is to better match customer risk with contract rates charged to allow profitable purchases of a wider range of risk levels. Implementation of this expanded program is expected to result in both increased contract yields and increased credit losses in connection with purchases of higher risk contracts.

         The final credit decision is made based upon the degree of credit risk perceived and the amount of credit requested. If an application is conditionally approved or rejected, the dealer is notified of the conditions required for the approval or reasons for rejection. Additionally, an Equal Credit Opportunity Act adverse action notice is sent to the customer specifying the reasons for modification or rejection of the application for credit.

         TMCC's retail installment sales contracts require obligors to maintain specific levels of physical damage insurance during the term of the contract. At the time of purchase, an obligor signs a statement indicating he has or will have in effect the levels of insurance required by TMCC and provides the name and address of his insurance company and agent. Obligors are generally required to provide TMCC with evidence of compliance with the foregoing insurance requirements.

SERVICING OF MOTOR VEHICLE LOANS

         Each branch services the loans it originates using the same servicing system and procedures, except that centralized tracking units monitor bankruptcy administration and recovery. The collection department of each branch manages the liquidation of each receivable. TMCC considers an obligor to be past due if less than 90% of a regularly scheduled payment is received by the due date. TMCC uses an on-line collection system that prioritizes loans for collections efforts, including the generation of past-due notices and signaling TMCC collections personnel to attempt to make telephone contact with delinquent obligors based on a behavioral scoring method (which analyzes borrowers' past performance to predict future payment behavior). TMCC generally determines whether to commence repossession efforts before a receivable is 60 days past due. Repossessed vehicles are held in inventory to comply with statutory requirements and then sold at public auctions. Any deficiencies remaining after sale or after full charge-off are pursued by TMCC to the extent practical and legally permitted. See "Certain Legal Aspects of the Receivables --Deficiency Judgments and Excess Proceeds". Collections of deficiencies are administered at a centralized facility. TMCC's policy is to charge-off an auto loan as soon as disposition of the vehicle has been effected and sales proceeds have been received. When repossession and disposition of the collateral has not been effected, the charge-off occurs as soon as TMCC determines that the vehicle cannot be recovered.

            WHERE YOU CAN FIND MORE INFORMATION ABOUT YOUR SECURITIES

         THE TRUST - The Trustee, will provide to securityholders ("Securityholders") (which shall be Cede & Co. as the nominee of DTC unless definitive Securities are issued under the limited circumstances described herein) unaudited monthly and annual reports concerning the Receivables and certain other matters. See "Certain Information Regarding the Securities --Reports to Securityholders" and "Description of the Transfer and Servicing Agreements --Evidence as to Compliance" in the Prospectus. If and for so long as any Securities listed on an exchange and the rules of such exchange so require, each such report (including a statement of the outstanding principal balance of each class of Securities) also shall be delivered to such exchange on the related Payment Date or date for delivery of such reports. Copies of such reports may be obtained at no charge at the offices specified in the applicable Prospectus Supplement.

         THE SELLER - Toyota Motor Credit Receivables Corporation, as Seller of the Receivables, has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (the "Registration Statement") under the Securities Act of 1933 (the "Securities Act") of which this Prospectus forms a part. The Registration Statement is available for inspection without charge at the public reference facilities maintained at the principal office of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and Seven World Trade Center, Suite 1300, New York, New York 10048. You may obtain information on the operation of the SEC's reference room by calling the SEC at (800) SEC-0330. You may obtain copies of such materials at prescribed rates by writing to the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC also maintains a website (http://www.sec.gov) that contains reports, registration statements, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

         TMCC - If the trust invests in demand notes issued by TMCC, TMCC, in its capacity as issuer of demand notes, will be a registrant under the Registration Statement. In that capacity, TMCC will be subject to the informational requirements of the United States Securities Exchange Act. In accordance with that law, TMCC will file annual, quarterly and special reports and other information with the SEC. If you want more information about TMCC, you may review the Registration Statement and TMCC's periodic filings, obtain copies of such documents at prescribed rates or access the SEC's website. The relevant contact information for the SEC is set forth in the paragraph captioned "The Seller" above.

         TMCC's filed periodic reports contain important information regarding TMCC. Any information contained in reports filed with the SEC subsequent to the date of this Prospectus will automatically update this Prospectus. TMCC, as issuer of demand notes, incorporates by reference the reports listed below and any filings made by it with the SEC under Sections 13(a) or 15(d) of the United States Securities Exchange Act after the initial filing of the registration statement.

         o Annual Report on Form 10-K for the year ended September 30, 1999; and

         o Quarterly Reports on Form 10-Q for the quarters ended December 31, 1999 and March 31, 2000.

         If and for so long as Securities are listed on an exchange and the rules of such exchange so require, the applicable Prospectus Supplement will include the address of an office in the jurisdictions specified by the rules of such exchange at which copies of the Registration Statement filed by TMCRC and TMCC (including all documents incorporated therein) and TMCC's periodic SEC reports can be obtained for so long as those Securities are outstanding. If so required by the rules of such exchange, copies of those documents will also be filed with such exchange for so long as those Securities are outstanding. Copies of the operative agreements relating to the Securities will also be filed with the SEC and with any such exchange that so requires.

                              THE RECEIVABLES POOLS

         The Receivables Pools will include the Receivables purchased as of the Cutoff Date. The Receivables were originated by Dealers in accordance with TMCC's requirements and subsequently purchased by TMCC. The Receivables evidence the indirect financing made available by TMCC to the related obligors (the "Obligors") in connection with the purchase by such Obligors of the vehicles financed thereby (the "Financed Vehicles"). On or before the date of initial issuance of the Securities (the "Closing Date"), TMCC will sell the Receivables to the Seller pursuant to the receivables purchase agreement (the "Receivables Purchase Agreement") between the Seller and TMCC. The Seller will, in turn, sell the Receivables to the Trust pursuant to the related Transfer and Servicing Agreement. During the term of the related Transfer and Servicing Agreement, neither the Seller nor TMCC may substitute any other retail installment sales contract for any Receivable sold to the Trust.

         The Receivables in each Receivables Pool will have been purchased by the Servicer from Dealers in the ordinary course of business through its branches located in the United States. The Receivables are purchased from Dealers pursuant to Dealer Agreements. TMCC purchases Receivables originated in accordance with its credit standards which are based upon the vehicle buyer's ability and willingness to repay the obligation as well as the value of the vehicle being financed.

         The Receivables to be held by each Trust for inclusion in a Receivables Pool will be selected from TMCC's portfolio of auto and/or light duty truck retail installment sales contracts that meet several criteria. Unless otherwise provided in the related Prospectus Supplement, these criteria require that each Receivable (i) is secured by a new or used vehicle, (ii) was originated in the United States or a particular state, (iii) provides for monthly payments that fully amortize the amount financed over its original term to maturity (except for minimally different payments in the first or last month in the life of the Receivables), and (iv) satisfies the other criteria, if any, set forth in the related Prospectus Supplement. No selection procedures believed by the Seller to be adverse to the Securityholders of any series will be used in selecting the related Receivables.

         Each Receivable will provide for the allocation of payments according to (i) the simple interest method ("Simple Interest Receivables"), (ii) the "actuarial" method ("Actuarial Receivables") or (iii) the "sum of periodic balances" or "sum of monthly payments" method ("Rule of 78s Receivables" and, together with the Actuarial Receivables, the "Precomputed Receivables").

         SIMPLE INTEREST RECEIVABLES. Payments on Simple Interest Receivables will be applied first to interest accrued through the date immediately preceding the date of payment and then to unpaid principal. Accordingly, if an Obligor pays an installment before its due date, the portion of the payment allocable to interest for the payment period will be less than if the payment had been made on the due date, the portion of the payment applied to reduce the principal balance will be correspondingly greater, and the principal balance will be amortized more rapidly than scheduled. Conversely, if an Obligor pays an installment after its due date, the portion of the payment allocable to interest for the payment period will be greater than if the payment had been made on the due date, the portion of the payment applied to reduce the principal balance will be correspondingly less, and the principal balance will be amortized more slowly than scheduled, in which case a larger portion of the principal balance may be due on the final scheduled payment date. No adjustment to the scheduled monthly payments is made in the event of early or late payments, although in the case of late payments the Obligor may be subject to a late charge.

         ACTUARIAL RECEIVABLES. An Actuarial Receivable provides for amortization of the loan over a series of fixed level monthly installments. Each Scheduled Payment is deemed to consist of an amount of interest equal to 1/12 of the stated annual percentage rate ("APR") of the Receivable multiplied by the scheduled principal balance of the Receivable and an amount of principal equal to the remainder of the Scheduled Payment. No adjustment to the scheduled monthly payments is made in the event of early or late payments, although in the case of late payments the Obligor may be subject to a late charge.

         RULE OF 78S RECEIVABLES. A Rule of 78s Receivable provides for the payment by the Obligor of a specified total amount of payments, payable in monthly installments on the related due date, which total represents the principal amount financed and finance charges in an amount calculated on the basis of the related APR for the term of such Receivable. The rate at which such amount of finance charges is earned and, correspondingly, the amount of each Scheduled Payment allocated to reduction of the outstanding principal balance of a Rule of 78s Receivable are calculated in accordance with the Rule of 78s. Under the Rule of 78s, the portion of each payment allocable to interest is higher during the early months of the term of a Rule of 78s Receivable and lower during later months than that under a constant yield method for allocating payments between interest and principal. Notwithstanding the foregoing, all payments received by the Servicer on or in respect of the Rule of 78s Receivables will be allocated pursuant to the related Transfer and Servicing Agreement, as the case may be, on an actuarial basis. No adjustment is made in the event of early or late payments, although in the case of late payments the Obligor may be subject to a late charge.

         In the event of a prepayment in full (voluntarily or by acceleration) of a Precomputed Receivable, a "Rebate" will be made to the Obligor of that portion of the total amount of payments under the Receivable allocable to "unearned" finance charges or other charges. In the event of the prepayment in full (voluntarily or by acceleration) of a Simple Interest Receivable, a Rebate will not be made to the Obligor, but the Obligor will be required to pay interest only to the date immediately preceding the date of prepayment. The amount of a Rebate under a Precomputed Receivable will always be less than or equal to the remaining scheduled payments of interest that would have been due under a Simple Interest Receivable for which all remaining payments were made on schedule. Payments to Securityholders will not be affected by such Rebates under the Rule of 78s Receivables because pursuant to the related Transfer and Servicing Agreement such payments will be determined using the actuarial method.

         Unless otherwise provided in the related Prospectus Supplement, each Trust will account for the Rule of 78s Receivables as if such Receivables were Actuarial Receivables. Amounts received upon prepayment in full of a Rule of 78s Receivable in excess of the then outstanding principal balance of such Receivable and accrued interest thereon (calculated pursuant to the actuarial method) will not be paid to the Noteholders or passed through to the Certificateholders of the applicable series but will be deemed to be an Excess Amount and released to the Seller or otherwise applied as set forth in the related Prospectus Supplement.

         Additional information with respect to each Receivables Pool will be set forth in the related Prospectus Supplement, including, to the extent appropriate, the composition, the distribution by APR and by the states of origination, the portion of such Receivables Pool consisting of Precomputed Receivables and of Simple Interest Receivables and the portion of such Receivables Pool secured by new vehicles and by used vehicles.

                   DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

         Certain information concerning TMCC's experience pertaining to delinquencies, repossessions and net losses with respect to its portfolio of new and used retail automobile and/or light duty truck receivables (including receivables previously sold which TMCC continues to service) will be set forth in each Prospectus Supplement. There can be no assurance that the delinquency, repossession and net loss experience on any Receivables Pool will be comparable to prior experience or to such information.

                     WEIGHTED AVERAGE LIFE OF THE SECURITIES

         The weighted average lives of the Securities of any series will generally be influenced by the rate at which the principal balances of the related Receivables are paid, which payment may be in the form of scheduled amortization or prepayments. For this purpose, the term "prepayments" includes prepayments in full, partial prepayments (including those related to Rebates of extended warranty contract costs and insurance premiums), liquidations due to default, as well as receipts of proceeds from physical damage, credit life and disability insurance policies and repurchases or purchases by the Seller or TMCC, as the case may be, of certain Receivables for administrative reasons or for breaches of representations and warranties. The term "weighted average life" means the average amount of time during which each dollar of principal of a Receivable is outstanding.

         All of the Receivables will be prepayable at any time without penalty to the Obligor. However, partial prepayments on the Precomputed Receivables made by Obligors will not be paid on the Payment Date following the Collection Period in which they were received but will be retained and applied towards payments due in later Collection Periods. If prepayments in full are received on the Precomputed Receivables or if full or partial prepayments are received on the Simple Interest Receivables, the actual weighted average life of the Receivables may be shorter than the scheduled weighted average life of the Receivables set forth in the related Prospectus Supplement. The rate of prepayment of automotive receivables is influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of the Seller.

         No prediction can be made as to the rate of prepayment on the Receivables in either stable or changing interest rate environments. TMCC maintains limited records of the historical prepayment experience of the automobile retail installment sales contracts included in its portfolio and is not aware of any publicly available industry statistics for the entire industry on an aggregate basis that set forth principal prepayment experience for retail installment sales contracts similar to the Receivables over an extended period of time. TMCC believes that its prepayment experience is consistent with that generally found in the industry. However, no assurance can be given that prepayments on the Receivables will conform to historical experience and no prediction can be made as to the actual prepayment experience on the Receivables. The rate of prepayment on the Receivables may also be influenced by the structure of the related loan.

         Under certain circumstances, the Seller or Servicer will be obligated to repurchase Receivables from a given Trust pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement as a result of breaches of certain representations and warranties or covenants. See "Description of the Transfer and Servicing Agreements --Sale and Assignment of Receivables" and " --Servicing Procedures". In addition, pursuant to agreements between TMCC and the Dealers, each Dealer is obligated to repurchase from TMCC contracts which do not meet certain representations and warranties made by such Dealer (such Dealer repurchase obligations are referred to herein as "Dealer Recourse"). Such representations and warranties relate primarily to the origination of the contracts and the perfection of the security interests in the related Financed Vehicles, and do not typically relate to the creditworthiness of the related Obligors or the collectability of such contracts. Although the Dealer Agreements with respect to the Receivables will not be assigned to the Trustee, the related Sale and Servicing Agreement or Pooling and Servicing Agreement will require that TMCC deposit any recovery in respect of any Receivable pursuant to any Dealer Recourse in the related Collection Account. The sales by the Dealers of installment sales contracts to TMCC do not generally provide for recourse against the Dealers for unpaid amounts in the event of a default by an Obligor thereunder, other than in connection with the breach of the foregoing representations and warranties. See "Description of the Transfer and Servicing Agreements --Sale and Assignment of Receivables" and " --Servicing Procedures".

         Early retirement of the Securities may be effected by the exercise of the option of the Servicer, or any successor to the Servicer, to purchase all of the Receivables remaining in the Trust when the Pool Balance is 10% or less of the Pool Balance as of the Cutoff Date. See "Description of the Transfer and Servicing Agreements --Termination". Certain Events of Default could result in liquidation of the assets of the Trust and acceleration of the related Securities. See "Description of the Notes - The Indenture- Events of Default; Rights upon Event of Default". If the Trust is a party to a swap agreement, events resulting in termination of the swap agreement generally will also result in liquidation of the assets of the Trust and acceleration of the related Securities. See "The Swap Agreement - Termination Events" regarding events that would result in a termination of a swap.

         Any reinvestment risk resulting from the rate of prepayments of the Receivables and the payment of such prepayments to Securityholders will be borne entirely by the Securityholders.

         In light of the above considerations, there can be no assurance as to the amount of principal payments to be made on the Securities of a given series on each Payment Date, since such amount will depend, in part, on the amount of principal collected on the related Receivables Pool during the applicable Collection Period. No prediction can be made as to the actual prepayment experience on the Receivables, and any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne entirely by the Securityholders of a given series.

         The related Prospectus Supplement may set forth certain additional information with respect to the maturity and prepayment considerations applicable to the particular Receivables Pool and the related series of Securities.

                      POOL FACTORS AND TRADING INFORMATION

         The "Note Pool Factor" for each class of Notes will be a seven-digit decimal which the Servicer will compute prior to each payment with respect to such class of Notes. The Note Pool Factor represents the remaining outstanding principal balance of such class of Notes, as of the close of business on the applicable Payment Date, as a fraction of the initial outstanding principal balance of such class of Notes. The "Certificate Balance" for each class will initially equal the principal balance as of the relevant Closing Date (the "Original Certificate Balance") and, on each Payment Date thereafter, will be reduced by all amounts allocable to principal paid on or prior to the Payment Date in respect of each class of Notes. The "Certificate Pool Factor" for each class of Certificates will be a seven-digit decimal which the Servicer will compute prior to each payment with respect to such class of Certificates indicating the remaining Certificate Balance of such class of Certificates, as of the close of business on the applicable Payment Date, as a fraction of the initial Certificate Balance of such class of Certificates. Each Note Pool Factor and each Certificate Pool Factor will initially be 1.0000000 and thereafter will decline to reflect reductions in the outstanding principal balance of the applicable class of Notes, or the reduction of the Certificate Balance of the applicable class of Certificates, as the case may be. A Certificateholder's portion of the aggregate outstanding principal balance of the related class of Notes is the product of (i) the original denomination of such Certificateholder's Note and (ii) the applicable Note Pool Factor. A Certificateholder's portion of the aggregate outstanding Certificate Balance for the related class of Certificates is the product of (a) the original denomination of such Certificateholder's Certificate and (b) the applicable Certificate Pool Factor.

         Unless otherwise provided in the related Prospectus Supplement with respect to each Trust, the Securityholders will receive reports on or about each Payment Date concerning (i) with respect to the Collection Period immediately preceding such Payment Date, payments received on the Receivables, the Pool Balance (as such term is defined in the related Prospectus Supplement, the "Pool Balance"), each Certificate Pool Factor or Note Pool Factor, as applicable, and various other items of information, and (ii) with respect to the Collection Period second preceding such Payment Date, as applicable, amounts allocated or paid on the preceding Payment Date and any reconciliation of such amounts with information provided by the Servicer prior to such current Payment Date. In addition, Securityholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "Certain Information Regarding the Securities --Reports to Securityholders".

                                 USE OF PROCEEDS

         Unless otherwise provided in the related Prospectus Supplement, the Seller will use the net proceeds from the sale of the Securities of a given series, together with a subordinated non-recourse promissory note, to purchase Receivables from TMCC and to make the initial deposit into any Reserve Fund or Yield Maintenance Account, if applicable.

                            DESCRIPTION OF THE NOTES

GENERAL

         With respect to each Trust that issues Notes, one or more classes (each, a "class") of Notes of the related series will be issued pursuant to the terms of an indenture (the "Indenture"), a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The following summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Notes and the Indenture.

         Unless otherwise specified in the related Prospectus Supplement, each class of Notes will initially be represented by one or more Notes, in each case registered in the name of the nominee of DTC (together with any successor depository selected by the Trust, the "Depository") except as set forth below. Notes will be available for purchase in the denominations specified in the related Prospectus Supplement in book-entry form only (unless otherwise specified in the related Prospectus Supplement). The Seller has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the related Prospectus Supplement. Accordingly, such nominee is expected to be the holder of record of the Notes (a "Noteholder") of each class. Unless and until Definitive Notes are issued under the limited circumstances described herein or in the related Prospectus Supplement, no Noteholder will be entitled to receive a physical certificate representing a Note. All references herein and in the related Prospectus Supplement to actions by Noteholders refer to actions taken by DTC upon instructions from its participating organizations (the "DTC Participants") and all references herein and in the related Prospectus Supplement to payments, notices, reports and statements to Noteholders refer to payments, notices, reports and statements to DTC or its nominee, as the registered holder of the Notes, for distribution to Noteholders in accordance with DTC's procedures with respect thereto. See "Certain Information Regarding the Securities --Book-Entry Registration" and " -- Definitive Securities".

PRINCIPAL AND INTEREST ON THE NOTES

         The related Prospectus Supplement will describe the timing and priority of payment, seniority, allocations of losses, interest rate (the "Interest Rate") and amount of or method of determining payments of principal and interest on each class of Notes of a given series. Payments of interest on and principal of any Notes will be made on the dates specified in the related Prospectus Supplement (each, a "Payment Date") in such amounts as are described in the Prospectus Supplement. The right of holders of any class of Notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of any other class or classes of Notes of such series. Payments of interest on the Notes will generally be made prior to payments of principal. A series may include one or more classes of Notes (the "Strip Notes") entitled to
(i) principal payments with disproportionate, nominal or no interest payments or
(ii) interest payments with disproportionate, nominal or no principal payments. Each class of Notes may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate (and which may be zero for certain classes of Strip Notes), or any combination of the foregoing. The related Prospectus Supplement will specify the Interest Rate for each class of Notes of a given series or the method for determining such Interest Rate. See also "Certain Information Regarding the Securities --Fixed Rate Securities" and " -- Floating Rate Securities". One or more classes of Notes of a series may be redeemable in whole or in part, including as a result of the Seller exercising its option to purchase the related Receivables Pool or other early termination of the related trust.

         One or more classes of Notes of a given series may have fixed principal payment schedules, in the manner and to the extent set forth in the related Prospectus Supplement. Noteholders of such Notes would be entitled to receive as payments of principal on any given Payment Date the amounts set forth on such schedule with respect to such Notes.

         Unless otherwise specified in the related Prospectus Supplement, payments to Noteholders of all classes within a series in respect of interest will have the same priority. Under certain circumstances, on any Payment Date the amount available for such payments could be less than the amount of interest payable on the Notes. If this is the case, each class of Noteholders will receive its ratable share (based upon the aggregate amount of interest due to such class of Noteholders) of the aggregate amount of interest available for payment on the Notes. See "Description of the Transfer and Servicing Agreements --Payments" and " -- Credit and Cash Flow Enhancement".

         If a series of Notes includes two or more classes of Notes, the sequential order and priority of payment in respect of principal and interest, and any schedule or formula or other provisions applicable to the determination thereof, of each such class will be set forth in the related Prospectus Supplement. Payments in respect of principal and interest of any class of Notes will be made on a pro rata basis among all the Noteholders of such class.

THE INDENTURE

         MODIFICATION OF INDENTURE. If a Trust has issued Notes pursuant to an Indenture, the Trust and the Indenture Trustee may, with the consent of the holders of not less than 51% of the outstanding Notes of the related series (excluding Notes held by TMCC, TMCRC or any affiliate thereof), execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the related Indenture, or modify (except as provided below) in any manner the rights of the related Noteholders.

         Unless otherwise provided in the applicable Prospectus Supplement, the Trust and the applicable Indenture Trustee may also enter into supplemental indentures, without obtaining the consent of the Noteholders of the related series, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the related Indenture or of modifying in any manner the rights of such Noteholders; provided that such action will not materially and adversely affect the interest of any such Noteholder.

         Unless otherwise specified in the related Prospectus Supplement with respect to a series of Notes, without the consent of the holder of each such outstanding Note affected thereby no supplemental indenture will: (i) change the due date of any installment of principal of or interest on any such Note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any such Note or any interest thereon is payable;
(ii) impair the right to institute suit for the enforcement of certain provisions of the related Indenture regarding payment; (iii) reduce the percentage of the aggregate amount of the outstanding Notes of such series, the consent of the holders of which is required for any such supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the related Indenture or of certain defaults thereunder and their consequences as provided for in such Indenture; (iv) modify or alter the provisions of the related Indenture regarding the voting of Notes held by the applicable Trust, any other obligor on such Notes, the Seller or an affiliate of any of them; (v) reduce the percentage of the aggregate outstanding amount of such Notes, the consent of the holders of which is required to direct the related Indenture Trustee to sell or liquidate the Receivables if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes of such series; (vi) decrease the percentage of the aggregate principal amount of such Notes required to amend the sections of the related Indenture which specify the applicable percentage of aggregate principal amount of the Notes of such series necessary to amend such Indenture or certain other related agreements; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the related Indenture with respect to any of the collateral for such Notes or, except as otherwise permitted or contemplated in such Indenture, terminate the lien of such Indenture on any such collateral or deprive the holder of any such Note of the security afforded by the lien of such Indenture.

         EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT. With respect to the Notes of a given series, unless otherwise specified in the related Prospectus Supplement, "Events of Default" under the related Indenture will consist of: (i) a default for five days or more in the payment of any interest on any such Note;
(ii) a default in the payment of the principal of or any installment of the principal of any such Note when the same becomes due and payable; (iii) a default in the observance or performance of any covenant or agreement of the applicable Trust made in the related Indenture and the continuation of any such default for a period of 90 days after notice thereof is given to such Trust by the applicable Indenture Trustee or to such Trust and such Indenture Trustee by the holders of at least 25% in principal amount of such Notes then outstanding acting together as a single class; (iv) any representation or warranty made by such Trust in the related Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material respect as of the time made, and such breach not having been cured within 30 days after notice thereof is given to such Trust by the applicable Indenture Trustee or to such Trust and such Indenture Trustee by the holders of at least 25% in principal amount of such Notes then outstanding acting together as a single class; or (v) certain events of bankruptcy, insolvency, receivership or liquidation of the applicable Trust. However, the amount of principal required to be paid to Noteholders of such series under the related Indenture will generally be limited to amounts available to be deposited in the Collection Account. Therefore, unless otherwise specified in the related Prospectus Supplement, the failure to pay principal on a class of Notes generally will not result in the occurrence of an Event of Default until the final scheduled Payment Date for such class of Notes.

         If an Event of Default should occur and be continuing with respect to the Notes of any series, the related Indenture Trustee or holders of a majority in principal amount of such Notes then outstanding (excluding Notes held by TMCC, TMCRC or any affiliate thereof) may declare the principal of such Notes to be immediately due and payable. Unless otherwise specified in the related Prospectus Supplement, such declaration may, under certain circumstances, be rescinded by the holders of a majority in principal amount of such Notes then outstanding (excluding Notes held by TMCC, TMCRC or any affiliate thereof).


         If the Notes of any series are due and payable following an Event of Default with respect thereto, the related Indenture Trustee may institute proceedings to collect amounts due or foreclose on Trust property, exercise remedies as a secured party, sell the related Receivables or elect to have the applicable Trust maintain possession of such Receivables and continue to apply collections on such Receivables as if there had been no declaration of acceleration. Unless otherwise specified in the related Prospectus Supplement, however, such Indenture Trustee is prohibited from selling the related Receivables following an Event of Default, other than a default in the payment of any principal of or a default for five days or more in the payment of any interest on any Note of such series, unless (i) the holders of all such outstanding Notes (excluding Notes held by TMCC, TMCRC or any affiliate thereof) consent to such sale, (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on such outstanding Notes at the date of such sale or (iii) such Indenture Trustee determines that the proceeds of Receivables would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such obligations had not been declared due and payable, and such Indenture Trustee obtains the consent of the holders of 66 2/3% of the aggregate outstanding amount of such Notes (excluding Notes held by TMCC, TMCRC or any affiliate thereof). Unless otherwise specified in the Prospectus Supplement, in the event of the sale of the Receivables by the Indenture Trustee following an Event of Default, the Noteholders will receive notice and opportunity to submit a bid in respect of such sale.


         Subject to the provisions of the applicable Indenture relating to the duties of the related Indenture Trustee, if an Event of Default occurs and is continuing with respect to a series of Notes, such Indenture Trustee will be under no obligation to exercise any of the rights or powers under such Indenture at the request or direction of any of the holders of such Notes, if such Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with such request. Subject to the provisions for indemnification and certain limitations contained in the related Indenture, the holders of not less than 51% of the principal amount of the outstanding Notes (excluding Notes held by TMCC, TMCRC or any affiliate thereof) of a given series will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the applicable Indenture Trustee, and the holders of a majority in principal amount of such Notes (excluding Notes held by TMCC, TMCRC or any affiliate thereof) then outstanding may, in certain cases, waive any default with respect thereto, except a default in the deposit of collections or other required amounts, any required payment from amounts held in any trust account in respect of amounts due on the Notes, payment of principal or interest or a default in respect of a covenant or provision of such Indenture that cannot be modified without the waiver or consent of all the holders of such outstanding Notes (excluding Notes held by TMCC, TMCRC or any affiliate thereof).

         Unless otherwise specified in the related Prospectus Supplement, no holder of a Note of any series will have the right to institute any proceeding with respect to the related Indenture, unless (i) such holder previously has given to the applicable Indenture Trustee written notice of a continuing Event of Default, (ii) the holders of not less than 25% in principal amount of the outstanding Notes of such series (other than TMCC, TMCRC or any affiliate thereof) have made written request to such Indenture Trustee to institute such proceeding in its own name as Indenture Trustee, (iii) such holder or holders have offered such Indenture Trustee reasonable indemnity, (iv) such Indenture Trustee has for 60 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to such Indenture Trustee during such 60-day period by the holders of a majority in principal amount of such outstanding Notes (other than TMCC, TMCRC or any affiliate thereof).

         In addition, each Indenture Trustee and the related Noteholders (other than TMCC, TMCRC or any affiliate thereof), by accepting the related Notes, will covenant that they will not at any time institute against the applicable Trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

         With respect to any Trust, neither the related Indenture Trustee nor the related Trustee in its individual capacity, nor any holder of a Certificate representing an ownership interest in such Trust nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the related Notes or for the agreements of such Trust contained in the applicable Indenture.

         CERTAIN COVENANTS. Each Indenture will provide that the related Trust may not consolidate with or merge into any other entity, unless, among other things, (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States, any state or the District of Columbia, (ii) such entity expressly assumes such Trust's obligation to make due and punctual payments upon the Notes of the related series and the performance or observance of every agreement and covenant of such Trust under the Indenture,
(iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) such Trust has been advised that the rating of the Securities of such series then in effect would not be reduced or withdrawn by the Rating Agencies as a result of such merger or consolidation and
(v) such Trust has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse tax consequence to the Trust or to any related Noteholder or Certificateholder.

         Each Trust will not, among other things, (i) except as expressly permitted by the applicable Indenture, the applicable Transfer and Servicing Agreements or certain related documents with respect to such Trust (collectively, the "Related Documents"), sell, transfer, exchange or otherwise dispose of any of the assets of such Trust, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Notes of the related series (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former holder of such Notes because of the payment of taxes levied or assessed upon such Trust, (iii) except as expressly permitted by the Related Documents, dissolve or liquidate in whole or in part, (iv) permit the validity or effectiveness of the related Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to such Notes under such Indenture except as may be expressly permitted thereby or (v) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of such Trust or any part thereof, or any interest therein or the proceeds thereof.

         No Trust may engage in any activity other than as specified in this Prospectus or in the related Prospectus Supplement. No Trust will incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the related Notes and the related Indenture, pursuant to any Advances made to it by the Servicer or otherwise in accordance with the Related Documents.

         ANNUAL COMPLIANCE STATEMENT. Each Trust will be required to file annually with the related Indenture Trustee a written statement as to the fulfillment of its obligations under the Indenture.

         INDENTURE TRUSTEE'S ANNUAL REPORT. The Indenture Trustee for each Trust will be required to mail each year to all related Noteholders a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the related Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by such Trust to the applicable Indenture Trustee in its individual capacity, the property and funds physically held by such Indenture Trustee as such and any action taken by it that materially affects the related Notes and that has not been previously reported.

         SATISFACTION AND DISCHARGE OF INDENTURE. An Indenture will be discharged with respect to the collateral securing the related Notes upon the delivery to the related Indenture Trustee for cancellation of all such Notes or, with certain limitations, upon deposit with such Indenture Trustee of funds sufficient for the payment in full of all such Notes.

THE INDENTURE TRUSTEE

         The Indenture Trustee for a series of Notes will be specified in the related Prospectus Supplement. The Indenture Trustee for any series generally may resign at any time and, if the Indenture Trustee and the Owner Trustee are the same entity or are affiliates, the Indenture Trustee generally will resign upon the occurrence of any event that may give rise to a conflict of interest for such entity acting in both such capacities. Upon resignation of the Indenture Trustee, the Issuer will be obligated to appoint a successor thereto for such series. The Issuer or Administrator may also remove any such Indenture Trustee if such Indenture Trustee ceases to be eligible to continue as such under the related Indenture or if such Indenture Trustee becomes insolvent. In such circumstances, the Issuer will be obligated to appoint a successor thereto for the applicable series of Notes. Any resignation or removal of the Indenture Trustee and appointment of a successor thereto for any series of Notes will not become effective until acceptance of the appointment by such successor.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

         With respect to each Trust that issues Certificates, one or more classes (each, a "class") of Certificates of the related series will be issued pursuant to the terms of a Trust Agreement or a Pooling and Servicing Agreement, a form of each of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The following summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Certificates and the Trust Agreement or Pooling and Servicing Agreement, as applicable.

         Unless otherwise specified in the related Prospectus Supplement and except for the Certificates, if any, of a given series purchased by the Seller, each class of Certificates will initially be represented by one or more Certificates registered in the name of the nominee for DTC, except as set forth below. Unless otherwise specified in the related Prospectus Supplement and except for the Certificates, if any, of a given series purchased by the Seller, the Certificates will be available for purchase in the denominations specified in the related Prospectus Supplement in book-entry form only (unless otherwise specified in the related Prospectus Supplement). The Seller has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the related Prospectus Supplement. Accordingly, such nominee is expected to be the holder of record of the Certificates (a "Certificateholder") of any series that are not purchased by the Seller. Unless and until Definitive Certificates are issued under the limited circumstances described herein or in the related Prospectus Supplement, no Certificateholder (other than the Seller) will be entitled to receive a physical certificate representing a Certificate. All references herein and in the related Prospectus Supplement to actions by Certificateholders refer to actions taken by DTC upon instructions from the Participants and all references herein and in the related Prospectus Supplement to distributions, notices, reports and statements to Certificateholders refer to distributions, notices, reports and statements given, made or sent to DTC or its nominee, as the case may be, as the registered holder of the Certificates, for distribution to Certificateholders in accordance with DTC's procedures with respect thereto. See "Certain Information Regarding the Securities --Book-Entry Registration" and " --Definitive Securities". Any Certificates of a given series owned by the Seller or its affiliates will be entitled to equal and proportionate benefits under the applicable Trust Agreement, except that such Certificates will be deemed not to be outstanding for the purpose of determining whether the requisite percentage of Certificateholders have given any request, demand, authorization, direction, notice, consent or other action under the Related Documents.

PAYMENTS OF PRINCIPAL AND INTEREST

         The timing and priority of payments, seniority, allocations of losses, interest rate or pass through rate (the "Pass Through Rate") and amount of or method of determining payments with respect to principal and interest of each class of Certificates will be described in the related Prospectus Supplement. Payments of interest on and principal of such Certificates will be made on the dates specified in the related Prospectus Supplement (each, a "Payment Date") and in the amounts described in the related Prospectus Supplement. To the extent provided in the related Prospectus Supplement, a series may include one or more classes of Certificates (the "Strip Certificates") entitled to (i) payments in respect of principal with disproportionate, nominal or no interest payments or
(ii) interest payments with disproportionate, nominal or no payments in respect of principal. Each class of Certificates may have a different Pass Through Rate, which may be a fixed, variable or adjustable Pass Through Rate (and which may be zero for certain classes of Strip Certificates) or any combination of the foregoing. The related Prospectus Supplement will specify the Pass Through Rate for each class of Certificates of a given series or the method for determining such Pass Through Rate. See also "Certain Information Regarding the Securities --Fixed Rate Securities" and " --Floating Rate Securities". Unless otherwise provided in the related Prospectus Supplement, payments in respect of the Certificates of a given series that includes Notes may be paid sequentially later than or be subordinated to payments in respect of the Notes of such series as more fully described in the related Prospectus Supplement. The rights of holders of any class of Certificates to receive payments of principal and interest may also be paid sequentially later than or be subordinated to the rights of holders of any other class or classes of Certificates of such series as more fully described in the related Prospectus Supplement. Payments in respect of interest on and principal of any class of Certificates will be made on a pro rata basis among all the Certificateholders of such class.

         In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of payments in respect of interest and principal, and any schedule or formula or other provisions applicable to the determination thereof, of each such class shall be as set forth in the related Prospectus Supplement.

         If and as provided in the related Prospectus Supplement, certain amounts remaining on deposit in the Collection Account after all required payments to the related Securityholders have been made may be released to the Seller, TMCC or one or more third party credit or liquidity enhancement providers.

                  CERTAIN INFORMATION REGARDING THE SECURITIES

FIXED RATE SECURITIES

         Any class of Securities (other than certain classes of Strip Notes or Strip Certificates) may bear interest at a fixed rate per annum ("Fixed Rate Securities") or at a variable or adjustable rate per annum ("Floating Rate Securities"), as more fully described below and in the applicable Prospectus Supplement. Each class of Fixed Rate Securities will bear interest at the applicable per annum Interest Rate or Pass Through Rate, as the case may be, specified in the applicable Prospectus Supplement. Unless otherwise set forth in the applicable Prospectus Supplement, interest on each class of Fixed Rate Securities will be computed on the basis of a 360-day year of twelve 30-day months. See "Description of the Notes --Principal and Interest on the Notes" and "Description of the Certificates --Payments of Principal and Interest".

FLOATING RATE SECURITIES

         Each class of Floating Rate Securities will bear interest during each applicable Interest Period at a rate per annum determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, in each case as specified in the related Prospectus Supplement.

         The "Spread" is the number of basis points to be added to or subtracted from the related Base Rate applicable to such Floating Rate Securities. The "Spread Multiplier" is the percentage of the related Base Rate applicable to such Floating Rate Securities by which such Base Rate will be multiplied to determine the applicable interest rate on such floating Rate Securities. The "Index Maturity" is the period to maturity of the instrument or obligation with respect to which the Base Rate will be calculated.

         The applicable Prospectus Supplement will designate one of the following Base Rates as applicable to a given Floating Rate Security: (i) LIBOR (a "LIBOR Security"), (ii) the Commercial Paper Rate (a "Commercial Paper Rate Security"), (iii) the Treasury Rate (a "Treasury Rate Security"), (iv) the Federal Funds Rate (a "Federal Funds Rate Security"), (v) the CD Rate (a "CD Rate Security") or (vi) such other Base Rate as is set forth in such Prospectus Supplement.

         "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System. "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/ h15/update, or any successor site or publication. "Interest Reset Date" will be the first day of the applicable Interest Reset Period, or such other day as may be specified in the related Prospectus Supplement with respect to a class of Floating Rate Securities.

         Each applicable Prospectus Supplement will specify whether the rate of interest on the related Floating Rate Securities will be reset daily, weekly, monthly, quarterly, semiannually, annually or such other specified period (each, an "Interest Reset Period") and the dates on which such Interest Rate will be reset (each, an "Interest Reset Date"). Unless otherwise specified in the applicable Prospectus Supplement, the Interest Reset Date will be, in the case of Floating Rate Securities which reset: (i) daily, each Business Day; (ii) weekly, the Wednesday of each week (with the exception of weekly reset Treasury Rate Securities which will reset the Tuesday of each week, except as specified below); (iii) monthly, the third Wednesday of each month; (iv) quarterly, the third Wednesday of March, June, September and December of each year; (v) semiannually, the third Wednesday of the two months specified in the applicable Prospectus Supplement; and (vi) annually, the third Wednesday of the month specified in the applicable Prospectus Supplement.

         Unless otherwise specified in the related Prospectus Supplement, if any Interest Reset Date for any Floating Rate Security would otherwise be a day that is not a Business Day, such Interest Reset Date will be postponed to the next succeeding day that is a Business Day, except that in the case of a Floating Rate Security as to which LIBOR is an applicable Base Rate, if such Business Day falls in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day. Unless specified otherwise in the applicable Prospectus Supplement, "Business Day" means a day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or San Francisco, California are authorized or obligated by law, regulation, executive order or decree to be closed. Unless otherwise specified in the applicable Prospectus Supplement, with respect to Notes as to which LIBOR is an applicable Base Rate, the definition of Business Day will include all London Business Days. "London Business Day" means any day (a) if the Index Currency (as defined below) is other than the Euro, on which dealings in deposits in such Index Currency are transacted in the London interbank market or (b) if the Index Currency is the Euro a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET system") is open and on which commercial banks and foreign exchange markets settle payments in London and New York.

         Unless otherwise specified in the related Prospectus Supplement, if any Payment Date for any Floating Rate Security (other than the Final Payment Date) would otherwise be a day that is not a Business Day, such Payment Date will be the next succeeding day that is a Business Day except that in the case of a Floating Rate Security as to which LIBOR is the applicable Base Rate, if such Business Day falls in the next succeeding calendar month, such Payment Date will be the immediately preceding Business Day. Unless otherwise specified in the related Prospectus Supplement, if the final Payment Date of a Floating Rate Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after such Final Payment Date.

         Except as otherwise specified in the applicable Prospectus Supplement, each Floating Rate Security will accrue interest on an "Actual/360" basis, an "Actual/Actual" basis, or a "30/360" basis, in each case as specified in the applicable Prospectus Supplement. For Floating Rate Securities calculated on an Actual/360 basis and Actual/Actual basis, accrued interest for each Interest Period will be calculated by multiplying (i) the face amount of such Floating Rate Security, (ii) the applicable interest rate, and (iii) the actual number of days in the related Interest Period, and dividing the resulting product by 360 or 365, as applicable (or, with respect to an Actual/Actual basis Floating Rate Security, if any portion of the related Interest Period falls in a leap year, the product of (i) and (ii) above will be multiplied by the sum of (X) the actual number of days in that portion of such Interest Period falling in a leap year divided by 366 and (Y) the actual number of days in that portion of such Interest Period falling in a non-leap year divided by 365). For Floating Rate Securities calculated on a 30/360 basis, accrued interest for an Interest Period will be computed on the basis of a 360-day year of twelve 30-day months, irrespective of how many days are actually in such Interest Period. Unless otherwise specified in the related Prospectus Supplement, with respect to any Floating Rate Security that accrues interest on a 30/360 basis, if any Payment Date including the related Final Payment Date falls on a day that is not a Business Day, the related payment of principal or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Payment Date. The "Interest Period" with respect to any class of Floating Rate Securities will be set forth in the related Prospectus Supplement.

         As specified in the applicable Prospectus Supplement, Floating Rate Securities of a given class may also have either or both of the following (in each case expressed as a rate per annum): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period. In addition to any maximum interest rate that may be applicable to any class of Floating Rate Securities, the interest rate applicable to any class of Floating Rate Securities will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

         Each Trust with respect to which a class of Floating Rate Securities will be issued will appoint, and enter into agreements with, a calculation agent (each, a "Calculation Agent") to calculate interest rates on each such class of Floating Rate Securities issued with respect thereto. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each such class of Floating Rate Securities of a given series, which may be the related Trustee or Indenture Trustee with respect to such series. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Securities of a given class. Unless otherwise specified in the applicable Prospectus Supplement, all percentages resulting from any calculation on Floating Rate Securities will be rounded to the nearest one hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or
 .0987655)), and all dollar amounts used in or resulting from such calculation on Floating Rate Securities will be rounded to the nearest cent (with one-half cent being rounded upward).

         CD RATE SECURITIES. Each CD Rate Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

         Unless otherwise specified in the applicable Prospectus Supplement, the "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable United States dollar certificates of deposit having the Index Maturity specified in the applicable Prospectus Supplement as published in H.15(519), as defined below, under the heading "CDs (secondary market)".

         The following procedures will be followed if the CD Rate cannot be determined as described above:

         (1) If the rate referred to above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on the applicable CD Rate Determination Date will be the rate for negotiable United States dollar certificates of deposit of the Index Maturity specified in the applicable Prospectus Supplement as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market)".

         (2) If the rate referred to in clause (1) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on the applicable CD Rate Determination Date will be the rate calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on the applicable CD Rate Determination Date of three leading nonbank dealers in negotiable United States dollar certificates of deposit in the City of New York selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified in the applicable Prospectus Supplement in an amount that is representative for a single transaction in that market at the time.

         (3) If the dealers selected by the Calculation Agent are not quoting as set forth in clause (2) above, the CD Rate on the applicable CD Rate Determination Date will be the rate in effect on the applicable CD Rate Determination Date.

         The "Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a business day, the next succeeding business day or (b) the Business Day preceding the applicable Payment Date.

         COMMERCIAL PAPER RATE SECURITIES. Each Commercial Paper Rate Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

         Unless otherwise specified in the applicable Prospectus Supplement, the "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Security as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield, as defined below, on the applicable Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable Prospectus Supplement published in H.15(519) under the heading "Commercial Paper--Nonfinancial."

         The following procedures will be followed if the Commercial Paper Rate cannot be determined as described above:

         (1) If the rate referred to above is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate will be the Money Market Yield on the applicable Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable Prospectus Supplement published in H.15 Daily Update, or other recognized electronic source for the purpose of displaying the applicable rate under the caption "Commercial Paper--Nonfinancial".

         (2) If by 3:00 P.M., New York City time, on the related Calculation Date the Commercial Paper Rate is not yet published in either H.15(519) or H.15 Daily Update, then the Commercial Paper Rate for the applicable Commercial Paper Rate Determination Date will be calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on the applicable Commercial Paper Rate Determination Date of three leading dealers of United States dollar commercial paper in The City of New York, which may include the Calculation Agent and its affiliates, selected by the Calculation Agent for commercial paper having the Index Maturity designated in the applicable Prospectus Supplement placed for industrial issuers whose bond rating is "Aa", or the equivalent, from a nationally recognized securities rating organization.

         (3) If the dealers selected by the Calculation Agent are not quoting as mentioned in clause (2) above, the Commercial Paper Rate determined on the applicable Commercial Paper Rate Determination Date will be the rate in effect on the applicable Commercial Paper Rate Determination Date.

         "Money Market Yield" means a yield (expressed as a percentage rounded upward to the nearest one hundred thousandth of a percentage point) calculated in accordance with the following formula:

                                            D X 360
                  Money Market Yield = ------------------ X 100
                                         360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the Interest Period for which interest is being calculated.

         The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a business day, the next succeeding business day or (b) the second business day preceding the related Payment Date.

         FEDERAL FUNDS RATE SECURITIES. Each Federal Funds Rate Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

         Unless otherwise specified in the applicable Prospectus Supplement, the "Federal Funds Rate" for each Interest Reset Period shall be the effective rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date"for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)," as displayed on Bridge Telerate, Inc. or any successor service on page 120 or any other page as may replace the applicable page on that service ("Telerate Page 120").

         The following procedures will be followed if the Federal Funds Rate cannot be determined as described above:

         (1) If the rate referred to above does not appear on Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Federal Funds Rate for the applicable Federal Funds Rate Determination Date will be the rate on the applicable Federal Funds Rate Determination Date for United States dollar federal funds published in H.15 Daily Update, or other recognized electronic source for the purpose of displaying the applicable rate under the heading "Federal Funds (Effective)".

         (2) If the Federal Funds Rate is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Federal Funds Rate for the applicable Federal Funds Rate Determination Date will be calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York, which may include the Calculation Agent and its affiliates, selected by the Calculation Agent before 9:00 A.M., New York City time on the applicable Federal Funds Rate Determination Date.

         (3) If the brokers so selected by the Calculation Agent are not quoting as mentioned in clause (2) above, the Federal Funds Rate for the applicable Federal Funds Rate Determination Date will be the Federal Funds Rate in effect on the applicable Federal Funds Rate Determination Date.

         The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Federal Funds Rate Determination Date or, if such day is not a business day, the next succeeding business day or (b) the second business day preceding the related Payment Date.

         LIBOR SECURITIES. Each LIBOR Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

         Unless otherwise specified in the applicable Prospectus Supplement, with respect to LIBOR indexed to the offered rates for U.S. dollar deposits, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Security as follows:

         (1) If "LIBOR Telerate" is specified in the applicable Prospectus Supplement, or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in the applicable Prospectus Supplement as the method for calculating LIBOR, LIBOR will be the rate for deposits in the Index Currency having the Index Maturity designated in the applicable Prospectus Supplement commencing on the second "London Banking Day" (as defined in the related Transfer and Servicing Agreement) immediately following the applicable "Interest Determination Date" (as defined in the related Transfer and Servicing Agreement) that appears on the Designated LIBOR Page specified in the applicable Prospectus Supplement as of 11:00 A.M. London time, on the applicable Interest Determination Date, or

         (2) If "LIBOR Reuters" is specified in the applicable Prospectus Supplement, LIBOR will be the arithmetic mean of the offered rates for deposits in the Index Currency having the Index Maturity designated in the applicable Prospectus Supplement, commencing on the second London Banking Day immediately following the applicable Interest Determination Date, that appear on the Designated LIBOR Page specified in the applicable Prospectus Supplement as of 11:00 A.M. London time on the applicable Interest Determination Date, if at least two offered rates appear (except as provided in the following sentence). If the Designated LIBOR Page by its terms provides for only a single rate, then the single rate will be used.

         The following procedures will be followed if LIBOR cannot be determined as described above:

         (1) With respect to an Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the applicable Designated LIBOR Page as specified above, LIBOR for the applicable Interest Determination Date will be the rate calculated by the Calculation Agent as the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks in the London interbank market, which may include the Calculation Agent and its affiliates, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated in the applicable Prospectus Supplement, commencing on the second London Banking Day immediately following the applicable Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such Interest Determination Date and in a principal amount that is representative for a single transaction in the applicable Index Currency in that market at that time. If at least two such quotations are provided, LIBOR determined on the applicable Interest Determination Date will be the arithmetic mean of the quotations.

         (2) If fewer than two quotations referred to in clause (1) above are provided, LIBOR determined on the applicable Interest Determination Date will be the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., or such other time specified in the applicable Prospectus Supplement, in the applicable Principal Financial Center, on the applicable Interest Determination Date by three major banks, which may include the Calculation Agent and its affiliates, in that Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity designated in the applicable Prospectus Supplement and in a principal amount that is representative for a single transaction in the Index Currency in that market at that time.

         (3) If the banks so selected by the calculation agent are not quoting as mentioned in clause (2) above, LIBOR for the applicable Interest Determination Date will be LIBOR in effect on the applicable Interest Determination Date.

         "Designated LIBOR Page" means either:

         (1) If "LIBOR Telerate" is designated in the applicable Prospectus Supplement or neither "LIBOR Reuters" nor "LIBOR Telerate is specified in the applicable Prospectus Supplement as the method for calculating LIBOR, the display on Bridge Telerate, Inc. or any successor service on the page designated in the applicable Prospectus Supplement or any page as may replace the designated page on that service or for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency; or

         (2) If "LIBOR Reuters" is designated in the applicable Prospectus Supplement, the display on the Reuters Monitor Money Rates Service or any successor service on the page designated in the applicable Prospectus Supplement or any other page as may replace the designated page on that service for the purpose of displaying the London interbank offered rates of major banks for the applicable Index Currency.

         "Index Currency" means the currency specified in the applicable Prospectus Supplement as the currency for which LIBOR will be calculated. If no currency is specified in the applicable Prospectus Supplement, the Index Currency will be United States dollars.

         "Principal Financial Center" means, unless otherwise specified in the applicable Prospectus Supplement, the capital city of the country to which the Index Currency relates, except that with respect to United States dollars, Canadian dollars, Deutsche marks, Dutch guilders, Portuguese escudos, South African Rand and Swiss Francs, the

Principal Financial Center will be the City of New York, Toronto, Frankfurt, Amsterdam, London, Johannesburg and Zurich, respectively.

         TREASURY RATE SECURITIES. Each Treasury Rate Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement determined on the "Treasury Rate Determination Date" specified in such Prospectus Supplement.


          Unless otherwise specified in the applicable Prospectus Supplement, the "Treasury Rate" for each Interest Period will be the rate for the auction held on the Treasury Rate Determination Date of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Securities --Treasury bills --auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held in a particular week, then the "Treasury Rate" for such Interest Reset Period will be the rate published in H.15(510) under the heading "U.S. Government Securities --Treasury Bills --Secondary Market" (expressed as a bond equivalent yield on the basis of a 365 or 366 day year, as applicable, on a daily basis), or if not published by 3:00 P.M. New York City time on the related Calculation Date, the Treasury Rate will be calculated by the Calculation Agent for such Treasury Rate Security and shall be the yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period.


         The "Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any payment is required to be made for any period following the applicable Interest Reset Date.

INDEXED SECURITIES

         To the extent so specified in any Prospectus Supplement, any class of Securities of a given series may consist of Securities ("Indexed Securities") in which the principal amount payable on the final Payment Date for such class (the "Indexed Principal Amount") and/or the interest payable on any Payment Date is determined by reference to a measure (the "Index") which will be related to the exchange rates of one or more currencies or composite currencies (the "Index Currencies"); the price or prices of specified commodities; or specified stocks, which may be based on U.S. or foreign stocks, on specified dates specified in the applicable Prospectus Supplement, or such other price, interest rate, exchange rate or other financial index or indices as are described in the applicable Prospectus Supplement. Holders of Indexed Securities may receive a principal amount on the related final Payment Date that is greater than or less than the face amount of the Indexed Securities depending upon the relative value on the related final Payment Date of the specified indexed item. Information as to the method for determining the principal amount payable on the related final Payment Date, if any, and, where applicable, certain historical information with respect to the specific indexed item or items and special tax considerations associated with investment in Indexed Securities, will be set forth in the applicable Prospectus Supplement. Notwithstanding anything to the contrary herein, for purposes of determining the rights of a Certificateholder of a Security indexed as to principal in respect of voting for or against amendments to the related Trust Agreement, Indenture, or other related agreements as the case may be, and modifications and the waiver of rights thereunder, the principal amount of such Indexed Security shall be deemed to be the face amount thereof upon issuance.

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

         If the determination of the Indexed Principal Amount of an Indexed Security is based on an Index calculated or announced by a third party and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time such Indexed Security was issued and permitted changes described in the applicable Prospectus Supplement), then such Index shall be calculated for purposes of such Indexed Security by an independent calculation agent named in the applicable Prospectus Supplement on the same basis, and subject to the same conditions and controls, as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the Indexed Principal Amount of such Indexed Security shall be calculated in the manner set forth in the applicable Prospectus Supplement. Any determination of such independent calculation agent shall, in the absence of manifest error, be binding on all parties.

         The applicable Prospectus Supplement will describe whether the principal amount of the related Indexed Security, if any, that would be payable upon redemption or repayment prior to the applicable final scheduled Payment Date will be the face amount of such Indexed Security, the Indexed Principal Amount of such Indexed Security at the time of redemption or repayment or another amount described in such Prospectus Supplement.

BOOK-ENTRY REGISTRATION

         Unless otherwise specified in the related Prospectus Supplement, each class of Securities offered hereby will be represented by one or more certificates registered in the name of Cede, as nominee of the Depository Trust Company ("DTC"). Unless otherwise specified in the related Prospectus Supplement, Securityholders may hold beneficial interests in Securities through the DTC (in the United States) or Clearstream Banking Luxembourg ("Clearstream Banking") or the Euroclear System ("Euroclear") (in Europe or Asia) directly if they are participants of such systems, or indirectly through organizations which are participants in such systems.

         No Securityholder will be entitled to receive a certificate representing such person's interest in the Securities, except as set forth below. Unless and until Securities of a class are issued in fully registered certificated form ("Definitive Securities") under the limited circumstances described below, all references herein to actions by Noteholders, Certificateholders or Securityholders shall refer to actions taken by DTC upon instructions from DTC Participants, and all references herein to distributions, notices, reports and statements to Noteholders, Certificateholders or Securityholders shall refer to distributions, notices, reports and statements to Cede, as the registered holder of the Securities, for distribution to Securityholders in accordance with DTC procedures. As such, it is anticipated that the only Noteholder, Certificateholder or Securityholder will be Cede, as nominee of DTC. Securityholders will not be recognized by the related Trustee as Noteholders, Certificateholders or Securityholders as such terms will be used in the relevant agreements, and Securityholders will only be permitted to exercise the rights of holders of Securities of the related class indirectly through DTC and DTC Participants, as further described below.

         Clearstream Banking and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in their respective names on the books of their respective Depositaries which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC.

         Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between Clearstream Banking Participants and Euroclear Participants will occur in accordance with their applicable rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream Banking or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary. However, each such cross-market transaction will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream Banking Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

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


         Because of time-zone differences, credits of securities received in Clearstream Banking or Euroclear as a result of a transaction with a DTC Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream Banking Participant on such business day. Cash received in Clearstream Banking or Euroclear as a result of sales of Securities by or through a Clearstream Banking Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream Banking or Euroclear cash account only as of the business day following settlement in DTC.


         DTC is a limited purpose trust company organized under the laws of the State of New York, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participating members ("DTC Participants") and to facilitate the clearance and settlement of securities transactions between DTC Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. DTC Participants include securities brokers and dealers, banks, trust companies and clearing corporations which may include underwriters, agents or dealers with respect to the Securities of any class or series. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect DTC Participants"). The rules applicable to DTC and DTC Participants are on file with the SEC.

         Unless otherwise specified in the related Prospectus Supplement, Securityholders that are not DTC Participants or Indirect DTC Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Securities may do so only through DTC Participants and Indirect DTC Participants. DTC Participants will receive a credit for the Securities on DTC's records. The ownership interest of each Securityholder will in turn be recorded on respective records of the DTC Participants and Indirect DTC Participants. Securityholders will not receive written confirmation from DTC of their purchase, but Securityholders are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the DTC Participant or Indirect DTC Participant through which the Securityholder entered into the transaction. Transfers of ownership interests in the Securities of any class will be accomplished by entries made on the books of DTC Participants acting on behalf of Securityholders.

         To facilitate subsequent transfers, all Securities deposited by DTC Participants with DTC will be registered in the name of Cede, a nominee of DTC. The deposit of Securities with DTC and their registration in the name of Cede will effect no change in beneficial ownership. DTC will have no knowledge of the actual Securityholders and its records will reflect only the identity of the DTC Participants to whose accounts such Securities are credited, which may or may not be the Securityholders. DTC Participants and Indirect DTC Participants will remain responsible for keeping account of their holdings on behalf of their customers. While the Securities of a Series are held in book-entry form, Securityholders will not have access to the list of Securityholders of such Series, which may impede the ability of Securityholders to communicate with each other.

         Conveyance of notices and other communications by DTC to DTC Participants, by DTC Participants to Indirect DTC Participants and by DTC Participants and Indirect DTC Participants to Securityholders will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among DTC Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit payments of principal of and interest on the Securities. DTC Participants and Indirect DTC Participants with which Securityholders have accounts with respect to the Securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Securityholders.

         DTC's practice is to credit DTC Participants' accounts on each Payment Date in accordance with their respective holdings shown on its records, unless DTC has reason to believe that it will not receive payment on such Payment Date. Payments by DTC Participants and Indirect DTC Participants to Securityholders will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such DTC Participant and not of DTC, the related Indenture Trustee or Trustee (or any paying agent appointed thereby), the Seller or the Servicer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal of and interest on each class of Securities to DTC will be the responsibility of the related Indenture Trustee or Trustee (or any paying agent), disbursement of such payments to DTC Participants will be the responsibility of DTC and disbursement of such payments to the related Securityholders will be the responsibility of DTC Participants and Indirect DTC Participants. As a result, under the book-entry format, Securityholders may experience some delay in their receipt of payments. DTC will forward such payments to its DTC Participants which thereafter will forward them to Indirect DTC Participants or Securityholders.

         Because DTC can only act on behalf of DTC Participants, who in turn act on behalf of Indirect DTC Participants and certain banks, the ability of a Securityholder to pledge Securities to persons or entities that do not participate in the DTC system, or otherwise take actions with respect to such Securities, may be limited due to the lack of a physical certificate for such Securities.

         DTC has advised the Seller that it will take any action permitted to be taken by a Securityholder only at the direction of one or more DTC Participants to whose account with DTC the Securities are credited. Additionally, DTC has advised the Seller that it will take such actions with respect to specified percentages of the Securityholders' interest only at the direction of and on behalf of DTC Participants whose holdings include undivided interests that satisfy such specified percentages. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of DTC Participants whose holdings include such undivided interests.

         Neither DTC nor Cede will consent or vote with respect to the Securities. Under its usual procedures, DTC will mail an "Omnibus Proxy" to the related Indenture Trustee or Trustee as soon as possible after any applicable Record Date for such a consent or vote. The Omnibus Proxy will assign Cede's consenting or voting rights to those DTC Participants to whose accounts the related Securities are credited on that record date (which record date will be identified in a listing attached to the Omnibus Proxy).

         Clearstream Banking is incorporated under the laws of Luxembourg as a professional depository. Clearstream Banking holds securities for its participating organizations ("Clearstream Banking Participants") and facilitates the clearance and settlement of securities transactions between Clearstream Banking Participants through electronic book entry changes in accounts of Clearstream Banking Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream Banking in any of 28 currencies, including United States dollars. Clearstream Banking provides to Clearstream Banking Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream Banking interfaces with domestic markets in several countries. As a professional depository, Clearstream Banking is subject to regulation by the Luxembourg Monetary Institute. Clearstream Banking Participants are recognized financial institutions around the world including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include any underwriters, agents or dealers with respect to any class or series of Securities offered hereby. Indirect access to Clearstream Banking is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream Banking Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of the Euroclear System ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 27 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. The Euroclear System is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office (the "Euroclear Operator" or "Euroclear"), under contract with Euroclear Clearance System S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear System on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include any underwriters, agents or dealers with respect to any class or series of Securities offered hereby. Indirect access to the Euroclear System is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawals of securities and cash from the Euroclear System and receipts of payments with respect to securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Payments with respect to Securities held through Clearstream Banking or Euroclear will be credited to the cash accounts of Clearstream Banking Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Such payments will be subject to tax withholding in accordance with relevant United States tax laws and regulations. See "Certain Federal Income Tax Consequences." Clearstream Banking or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Securityholder on behalf of a Clearstream Banking Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

                  Although DTC, Clearstream Banking and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, Clearstream Banking and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

DEFINITIVE SECURITIES

         Unless otherwise specified in the related Prospectus Supplement, the Notes, if any, and the Certificates of a given series will be issued in fully registered, certificated form ("Definitive Notes" and "Definitive Certificates", respectively, and collectively referred to herein as "Definitive Securities") to Noteholders or Certificateholders or their respective nominees, rather than to DTC or its nominee, only if (i) DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Securities and such Administrator or Trustee is unable to locate a qualified successor (and if it is an Administrator that has made such determination, such Administrator so notifies the applicable Trustee in writing), (ii) the Seller or the Administrator or Trustee, as applicable, at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of an Event of Default or a Servicer Default with respect to such Securities, holders representing at least 51% of the outstanding principal amount of the Notes or the Certificates, as the case may be, of such series, acting together as a single class (but excluding any Notes or Certificates held by TMCC, TMCRC or any affiliate thereof), advise the applicable Trustee through DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) with respect to such Notes or Certificates is no longer in the best interest of the holders of such Securities.

         Upon the occurrence of any event described in the immediately preceding paragraph, the applicable Trustee or Indenture Trustee will be required to notify all applicable Securityholders of a given series through Participants of the availability of Definitive Securities. Upon surrender by DTC of the definitive certificates representing the corresponding Securities and receipt of instructions for re-registration, the applicable Trustee or Indenture Trustee will reissue such Securities as Definitive Securities to such Securityholders.

         Payments of principal of, and interest on, such Definitive Securities will thereafter be made by the applicable Trustee or Indenture Trustee in accordance with the procedures set forth in the related Indenture or the related Trust Agreement or Pooling and Servicing Agreement, as applicable, directly to holders of Definitive Securities in whose names the Definitive Securities were registered at the close of business on the applicable Record Date specified for such Securities in the related Prospectus Supplement. Such payments will be made by check mailed to the address of such holder as it appears on the register maintained by the applicable Trustee or Indenture Trustee. The final payment on any such Definitive Security, however, will be made only upon presentation and surrender of such Definitive Security at the office or agency specified in the notice of final payment to the applicable Securityholders. The applicable Trustee or the Indenture Trustee will provide such notice to the applicable Securityholders not less than 15 nor more than 30 days prior to the date on which such final payment is expected to occur.

         Definitive Securities will be transferable and exchangeable at the offices of the applicable Trustee or of a registrar named in a notice delivered to holders of Definitive Securities. No service charge will be imposed for any registration of transfer or exchange, but the applicable Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

LIST OF SECURITYHOLDERS

         Unless otherwise specified in the related Prospectus Supplement with respect to the Notes of any series, three or more holders of the Notes of such series or one or more holders of such Notes evidencing not less than 25% of the aggregate outstanding principal balance of such Notes may, by written request to the related Indenture Trustee, obtain access to the list of all Noteholders maintained by such Indenture Trustee for the purpose of communicating with other Noteholders with respect to their rights under the related Indenture or under such Notes. Such Indenture Trustee may elect not to afford the requesting Noteholders access to the list of Noteholders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting Noteholders, to all Noteholders of such series.

         Unless otherwise specified in the related Prospectus Supplement with respect to the Certificates of any series, three or more holders of the Certificates of such series or one or more holders of such Certificates evidencing not less than 25% of the Certificate Balance of such Certificates may, by written request to the related Trustee, obtain access to the list of all Certificateholders maintained by such Trustee for the purpose of communicating with other Certificateholders with respect to their rights under the related Trust Agreement or Pooling and Servicing Agreement or under such Certificates.

         The Pooling and Servicing Agreement, Trust Agreement and Indenture will not provide for the holding of annual or other meetings of Securityholders.

REPORTS TO SECURITYHOLDERS

         With respect to each series of Securities that includes Notes, on or prior to each Payment Date, the Servicer will prepare and provide to the related Indenture Trustee a statement to be delivered to the related Noteholders on such Payment Date. With respect to each series of Securities that includes Certificates, on or prior to each Payment Date, the Servicer will prepare and provide to the related Trustee a statement to be delivered to the related Certificateholders. With respect to each series of Securities, each such statement to be delivered to Securityholders will include (to the extent applicable) the following information (and any other information so specified in the related Prospectus Supplement) as to the Notes of such series and as to the Certificates of such series with respect to such Payment Date or the period since the previous Payment Date, as applicable:

                  (i) the amount of the payment allocable to the principal amount of each class of such Notes and to the Certificate Balance of each class of such Certificates;

                  (ii) the amount of the payment allocable to interest on or with respect to each class of Securities of such series;

                  (iii) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

                  (iv) the aggregate outstanding principal balance and the Note Pool Factor for each class of such Notes, and the Certificate Balance and the Certificate Pool Factor for each class of such Certificates, each after giving effect to all payments reported under clause (i) above on such date;

                  (v) the amount of the Basic, Supplemental and Total Servicing Fee paid to the Servicer with respect to the related Collection Period;

                  (vi) the Interest Rate or Pass Through Rate for the Interest Period relating to the succeeding Payment Date for any class of Notes or Certificates of such series with variable or adjustable rates;

                  (vii) the Noteholders' Interest Carryover Shortfall, the Noteholders' Principal Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall and the Certificateholders' Principal Carryover Shortfall (each as defined in the related Prospectus Supplement), if any, in each case as applicable to each class of Securities, and the change in such amounts from the preceding statement;

                  (viii) the aggregate amount of monthly payments (or portions thereof) determined by the Servicer to be due in one or more future Collections Periods ("Payments Ahead") on deposit in the related Payahead Account or held by the Servicer with respect to the related Receivables and the change in such amount from the immediately preceding Payment Date;

                  (ix) the amount of Advances made in respect of the related Receivables and the related Collection Period and the amount of unreimbursed Advances on such Payment Date; and

                  (x) the balance of any related Reserve Fund, Yield Maintenance Account or other credit or liquidity enhancement on such date, after giving effect to changes thereto on such date and the amount of such changes.

         Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of each Trust, the applicable Trustee will mail to each person who at any time during such calendar year has been a Securityholder with respect to such Trust and received any payment thereon a statement containing certain information for the purposes of such Securityholder's preparation of federal income tax returns. See "Certain Federal Income Tax Consequences".

              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

         The following summary describes certain terms of each Sale and Servicing Agreement or Pooling and Servicing Agreement pursuant to which a Trust will purchase Receivables from the Seller and the Servicer will agree to service such Receivables, each Trust Agreement (in the case of a grantor trust, the Pooling and Servicing Agreement) pursuant to which a Trust will be created and Certificates will be issued thereby and each Administration Agreement pursuant to which TMCC will undertake certain administrative duties with respect to a Trust that issues Notes (collectively, the "Transfer and Servicing Agreements"). Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement of which this Prospectus forms a part. The provisions of any of the Transfer and Servicing Agreements may differ from those described in this Prospectus and, if so, will be described in the related Prospectus Supplement. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements.

SALE AND ASSIGNMENT OF RECEIVABLES

         On or prior to the Closing Date specified with respect to any given Trust in the related Prospectus Supplement (the "Closing Date"), TMCC will sell and assign to the Seller, without recourse, pursuant to a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), its entire interest in the Receivables comprising the related Receivables Pool, including the security interests in the Financed Vehicles. On the Closing Date, the Seller will transfer and assign to the applicable Trustee on behalf of the Trust, without recourse, pursuant to a Sale and Servicing Agreement or a Pooling and Servicing Agreement, as applicable, its entire interest in the Receivables comprising the related Receivables Pool, including its security interests in the related Financed Vehicles. Each such Receivable will be identified in a schedule appearing as an exhibit to such Sale and Servicing Agreement or such Pooling and Servicing Agreement (a "Schedule of Receivables"). The applicable Trustee will, concurrently with such transfer and assignment, on behalf of the Trust, execute and deliver the related Notes and/or

Certificates. Unless otherwise provided in the related Prospectus Supplement, the net proceeds received from the sale of the Certificates and the Notes of a given series will be applied to the purchase of the related Receivables from TMCC and, to the extent specified in the related Prospectus Supplement, to make any required initial deposit into the Reserve Fund or Yield Maintenance Account.

         TMCC, pursuant to a Receivables Purchase Agreement, and the Seller, pursuant to each Sale and Servicing Agreement or Pooling and Servicing Agreement, will represent and warrant, with respect to whether, among other things: (i) the information provided in the related Schedule of Receivables is true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures adverse to the Certificateholders shall have been utilized in selecting the Receivables; (ii) the terms of each Receivable require the related Obligor to maintain physical damage insurance covering the Financed Vehicle in accordance with the Seller's normal requirements; (iii) as of the applicable Closing Date, to the best of its knowledge, the related Receivables are free and clear of all security interests, liens, charges and encumbrances that are prior to, or of the same priority with, the security interests in the Financed Vehicles granted by the related Receivables, and no offsets, defenses or counterclaims have been asserted or threatened; (iv) as of the Closing Date, each of such Receivables is secured by a first perfected security interest in favor of TMCC in the Financed Vehicle or all necessary and appropriate actions have been taken to perfect a first priority security interest; (v) each related Receivable, at the time it was originated, complied and, as of the Closing Date, complies in all material respects with applicable federal and state laws, including, without limitation, consumer credit, truth-in-lending, equal credit opportunity and disclosure laws; and (vi) any other representations and warranties that may be set forth in the related Prospectus Supplement are true and correct in all material respects.

         Unless otherwise provided in the related Prospectus Supplement, as of the last day of the second (or, if the Seller so elects, the first) month following the discovery by or notice to the Seller of a breach of any representation or warranty of the Seller that materially and adversely affects the interests of the related Trust in any Receivable, the Seller, unless the breach is cured in all material respects, will repurchase such Receivable (a "Warranty Receivable") from such Trust and, pursuant to the Receivables Purchase Agreement, TMCC will purchase such Warranty Receivable from the Seller, at a price equal to the Warranty Purchase Payment for such Receivable. The "Warranty Purchase Payment" (1) for a Precomputed Receivable, will be equal to (a) the sum of (i) all remaining Scheduled Payments (and any applicable Yield Maintenance Amounts), (ii) all past due Scheduled Payments for which an Advance has not been made, (iii) all outstanding Advances made by the Servicer in respect of such Precomputed Receivable and (iv) an amount equal to any reimbursements of outstanding Advances made by the Servicer with respect to such Precomputed Receivable from collections made on or in respect of other Receivables, minus
(b) the sum of (i) the Rebate, if any, paid to the Obligor on a Precomputed Receivable on or before the date of such purchase and (ii) any other proceeds previously received (e.g., insurance or other proceeds in respect of the liquidation of such Precomputed Receivable) to the extent applied to reduce the Principal Balance of such Precomputed Receivable and (2) for a Simple Interest Receivable, will be equal to its unpaid principal balance, plus interest thereon at a rate equal to the sum of the Interest Rate or Pass Through Rate specified in the related Sale and Servicing Agreement or Pooling and Servicing Agreement and the Servicing Fee Rate to the last day of the Collection Period relating to such repurchase. This repurchase obligation will constitute the sole remedy available to the Securityholders, the Trustee or the Trust for any such uncured breach by the Seller. The obligation of the Seller to repurchase a Receivable will not be conditioned on performance by TMCC of its obligation to purchase such Receivable from the Seller pursuant to the Receivables Purchase Agreement.

         Pursuant to each Sale and Servicing Agreement or Pooling and Servicing Agreement, to assure uniform quality in servicing both the Receivables and the Servicer's own portfolio of automobile and/or light duty truck installment sales contracts, as well as to reduce administrative costs, the Seller and each Trust will designate the Servicer as custodian to maintain possession (directly, or through an agent), on behalf of such Trust, of the related installment sale contracts and any other documents relating to the Receivables. The Receivables will not be physically segregated from other automobile and/or light duty truck installment sales contracts of the Servicer, or those which the Servicer services for others, to reflect the transfer to the related Trust. However, UCC financing statements reflecting the sale and assignment of the Receivables by TMCC to the Seller and by the Seller to the applicable Trust will be filed, and the respective accounting records and computer files of TMCC and the Seller will reflect such sale and assignment. Because the Receivables will remain in the possession of the Servicer or its agent and will not be stamped or otherwise marked to reflect the assignment to the Trustee, if a subsequent purchaser were

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

able to take physical possession of the Receivables without knowledge of the assignment, the Trustee's interest in the Receivables could be defeated. See "Certain Legal Aspects of the Receivables --Security Interests". In addition, under certain circumstances the Trustee's security interest in collections that have been received by the Servicer but not yet remitted to the related Collection Account could be defeated.

ACCOUNTS


         With respect to each Trust that issues Notes, the Servicer will establish and maintain with the related Indenture Trustee one or more accounts (each, a "Collection Account"), in the name of the Indenture Trustee on behalf of the related Securityholders, into which payments made on or with respect to the related Receivables and all amounts released from any Yield Maintenance Account, Reserve Fund or other form of credit enhancement will be deposited for payment to the related Securityholders. With respect to each Trust that does not issue Notes, the Servicer will also establish and maintain a Collection Account and any other Trust Account in the name of the related Trustee on behalf of the related Certificateholders.


         If so provided in the related Prospectus Supplement, the Servicer will establish for each series of Securities an additional account (the "Payahead Account"), in the name of the related Trustee or, if such Trust issues Notes, the Indenture Trustee, into which, to the extent required by the Sale and Servicing Agreement or Pooling and Servicing Agreement, early payments by or on behalf of Obligors on Precomputed Receivables will be deposited until such time as the related payment becomes due. Until such time as payments ahead are transferred from the Payahead Account to a Collection Account, they will not constitute collected interest or collected principal and will not be available for payment to the applicable Noteholders or Certificateholders. The Payahead Account will initially be maintained with the applicable Indenture Trustee or Trustee.

         Any other accounts to be established with respect to a Trust, including any Yield Maintenance Account or any Reserve Fund will be described in the related Prospectus Supplement.


         For any series of Securities, funds in the related Collection Account, any Yield Maintenance Account, the Reserve Fund and such other accounts as may be identified in the related Prospectus Supplement (collectively, the "Trust Accounts") will be invested as provided in the related Sale and Servicing Agreement or Pooling and Servicing Agreement in Eligible Investments. "Eligible Investments" will be specified in the related Transfer and Servicing Agreements are generally limited to investments acceptable to the Rating Agencies rating such Securities as being consistent with the rating of such Securities. Except as described below or in the related Prospectus Supplement, Eligible Investments are limited to obligations or securities that mature on or before the next Payment Date for such series. However, to the extent permitted by the Rating Agencies, funds in any Trust Account may be invested in securities that will not mature prior to the date of the next payment with respect to such Certificates or Notes and will not be sold to meet any shortfalls. Thus, the amount of cash in any Reserve Fund at any time may be less than the balance of the Reserve Fund. If the amount required to be withdrawn from any Reserve Fund to cover shortfalls in collections on the related Receivables (as provided in the related Prospectus Supplement) exceeds the amount of cash in the Reserve Fund, a temporary shortfall in the amounts paid to the related Noteholders or Certificateholders could result, which could, in turn, increase the average life of the Notes or the Certificates of such series. Except as otherwise specified in the related Prospectus Supplement, investment earnings on funds deposited in the Trust Accounts, net of losses and investment expenses (collectively, "Investment Earnings"), shall be released to the Servicer on each Payment Date and shall be the property thereof.


         The Trust Accounts will be maintained as Eligible Deposit Accounts. "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade. "Eligible Institution" means, with respect to a Trust, (a) the corporate trust department of the related Indenture Trustee or the related Trustee (if it is the Paying Agent under the Trust Agreement), as applicable, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) which has either (A) a long-term unsecured debt rating acceptable to the Rating Agencies or (B) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC.

SERVICING PROCEDURES

         The Servicer will make reasonable efforts to collect all payments due with respect to the Receivables held by any Trust and will, consistent with the related Sale and Servicing Agreement or Pooling and Servicing Agreement, follow such collection procedures as it follows with respect to comparable retail installment sale contracts it services for itself or others. Consistent with its normal procedures, the Servicer will be authorized to grant certain Rebates, adjustments or extensions with respect to the Receivables without the prior written consent of the Trustee. However, if any such modification alters the APR or the Amount Financed or the total number of Scheduled Payments of a Receivable or extends the maturity of a Receivable beyond the final scheduled maturity date set forth in the applicable Prospectus Supplement (the "Final Maturity Scheduled Date"), the Servicer will be obligated either to purchase such Receivable as described in the next paragraph or make Advances on each subsequent Payment Date in amounts equal to the amount of any reduction to the related Scheduled Payments to be paid by the related Obligors during the subsequent Collection Periods.


         In the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the Servicer will covenant that except as otherwise contemplated therein, (i) it will not release any Financed Vehicle from the security interest granted in the related Receivable, (ii) it will do nothing to impair the rights of the Securityholders in the Receivables and (iii) it will not amend any Receivable such that the total number of Scheduled Payments, the Amount Financed or the APR is altered or the maturity of a Receivable is extended beyond the Final Scheduled Maturity Date unless it is making Advances corresponding to reductions to Scheduled Payments as described above. As of the last day of the second (or, if the Servicer so elects, the first) Collection Period following the Collection Period in which the Seller, the Servicer or the Trustee discovers or receives notice of a breach of any such covenant that materially and adversely affects the interests of the Certificateholders in a Receivable, the Servicer, unless the breach is cured in all material respects, will purchase the Receivable (an "Administrative Receivable") from the Trustee at a price equal to the Administrative Purchase Payment for such Receivable. The "Administrative Purchase Payment" (1) for a Precomputed Receivable, will be equal to (a) the sum of (i) all remaining Scheduled Payments (plus any applicable Yield Maintenance Amount), (ii) an amount equal to any reimbursements of outstanding Advances made by the Servicer with respect to such Precomputed Receivable from collections on or in respect of other Receivables and (iii) all past due Scheduled Payments for which an Advance has not been made, minus (b) the Rebate, if any, paid to the Obligor on a Precomputed Receivable on or before the date of such purchase and
(2) for a Simple Interest Receivable, will be equal to its unpaid Principal Balance, plus interest thereon at a rate equal to the sum of the Interest Rate or Pass Through Rate specified in the related Sale and Servicing Agreement or Pooling and Servicing Agreement and the Servicing Fee Rate to the last day of the Collection Period relating to such purchase. Upon the purchase of any Administrative Receivable, the Servicer will for all purposes of the Sale and Servicing Agreement or the Pooling Agreement, as applicable, be deemed to have released all claims for the reimbursement of outstanding Advances made in respect of such Receivable. This purchase obligation will constitute the sole remedy available to the Certificateholders, the Trust or the Trustee for any such uncured breach by the Servicer.


         If the Servicer determines that eventual payment in full of a Receivable is unlikely, the Servicer will follow its normal practices and procedures to recover all amounts due upon such Receivable, including the repossession and disposition of the related Financed Vehicle at a public or private sale, or the taking of any other action permitted by applicable law. See "Certain Legal Aspects of the Receivables".

INSURANCE ON FINANCED VEHICLES

         Each Receivable requires the related Obligor to maintain both comprehensive and collision insurance covering the Financed Vehicle in an amount not less than the actual cash value thereof pursuant to which TMCC is named as a loss payee. Since the Obligors may select their own insurers to provide the requisite coverage, the specific terms and conditions of their policies may vary. The terms of each Receivable allow, but do not require, TMCC to (and TMCC, in accordance with its current normal servicing procedures, does not) obtain any such coverage on behalf of the Obligor. TMCC currently does not monitor ongoing insurance compliance in connection with its customary servicing procedures. In the event that the failure of an Obligor to maintain any such required insurance results in a shortfall in amounts to be paid to Certificateholders, to the extent such shortfall is not covered by amounts on deposit in the Reserve Fund or other methods of credit enhancement, the Securityholders could suffer a loss on their investment.

COLLECTIONS

         With respect to each Trust, the Servicer will deposit all payments on the related Receivables (from whatever source) and all proceeds of such Receivables collected during each collection period specified in the related Prospectus Supplement (each, a "Collection Period") into the related Collection Account.


         The Servicer may retain all payments on or in respect of the Receivables received from Obligors and all proceeds of Receivables collected during each Collection Period without segregation in its own accounts until deposited in the Collection Account on the Business Day immediately preceding the related Payment Date unless and until (i) TMCC ceases to be the Servicer,
(ii) an Event of Default exists and is continuing or (iii) the short-term unsecured debt of TMCC ceases to be rated at least P-1 by Moody's and A-1 by Standard & Poor's, and alternative arrangements acceptable to the Rating Agencies are not made. Thereafter, the Servicer will deposit all such payments and proceeds into the Collection Account not later than two Business Days after receipt. However, pending deposit into the Collection Account, collections may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds, and the Servicer, at its own risk and for its own benefit, may instruct the Trustee to invest amounts held in the Collection Account or the Payahead Account from the time deposited until the related Payment Date in Eligible Investments. The Seller or the Servicer, as the case may be, will remit the aggregate Warranty Purchase Payments and Administrative Purchase Payments of any Receivables to be purchased from the Trust into the Collection Account on or before the Business Day immediately preceding the related Payment Date. If the Servicer were unable to remit such funds, Securityholders might incur a loss.

         "Eligible Investments" will be specified in the Transfer and Servicing Agreements and will be limited to investments that meet the criteria of each Rating Agency from time to time as being consistent with its then-current ratings of the Securities.


         To the extent set forth in the related Prospectus Supplement, the Servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related Trust to secure timely remittances of collections on the related Receivables and payment of the aggregate Warranty Purchase Payments and Administrative Purchase Payments with respect to Receivables required to be repurchased by the Seller or the Servicer, as applicable.

         Collections on or in respect of a Receivable made during a Collection Period (including Warranty Purchase Payments and Administrative Purchase Payments) which are not late fees, extension fees or certain other similar fees or charges will be applied first to any outstanding Advances made by the Servicer with respect to such Receivable, and then to the related Scheduled Payment. Any collections on or in respect of a Receivable remaining after such applications will be considered an "Excess Payment". Excess Payments constituting a prepayment in full of Precomputed Receivables and any Excess Payments relating to Simple Interest Receivables will be applied as a prepayment in respect of such Receivable (each, a "Prepayment"). All other Excess Payments in respect of Precomputed Receivables will be held by the Servicer (or if the Servicer has not satisfied the conditions in clauses (i) through (iii) in the second preceding paragraph, deposited in the Payahead Account), as a Payment Ahead.

ADVANCES

         Unless otherwise provided in the related Prospectus Supplement, if the Scheduled Payment due on a Precomputed Receivable (other than an Administrative Receivable or a Warranty Receivable) is not received in full by the end of the month in which it is due, whether as the result of any extension granted to the Obligor or otherwise, the amount of Payments Ahead, if any, not previously applied with respect to such Precomputed Receivable, shall be applied by the Servicer to the extent of the shortfall and the Payments Ahead shall be reduced accordingly. If any shortfall remains, the Servicer will make an advance to the Trust in an amount equal to the amount of such shortfall (each, a "Precomputed Advance"). The Servicer will not be obligated to make a Precomputed Advance to the extent that it determines, in its sole discretion, that such Precomputed Advance will not be recovered from subsequent collections on or in respect of the related Precomputed Receivable. All Precomputed Advances shall be reimbursable to the Servicer, without interest, if and when a payment relating to a Receivable with respect to which a Precomputed Advance has previously been made is subsequently received (other than from Administrative Purchase Payments). Upon the determination by the Servicer that reimbursement from the preceding source is unlikely, it will be entitled to recover unreimbursed Precomputed Advances from collections on or in respect of other Receivables.


         In addition, if the Scheduled Payment on a Simple Interest Receivable (other than an Administrative Receivable or a Warranty Receivable) is not received in full by the end of the month in which it is due, the Servicer shall, subject to the limitations set forth below, advance to the Trust an amount with respect to such Simple Interest Receivable equal to the product of the Principal Balance of such Simple Interest Receivable as of the first day of the related Collection Period and one-twelfth of its APR minus the amount of interest actually received on such Simple Interest Receivable during the related Collection Period (each, a "Simple Interest Advance", and together with the Precomputed Advances, the "Advances"). If such a calculation results in a negative number, an amount equal to such negative amount shall be paid to the Servicer in reimbursement of outstanding Simple Interest Advances. In addition, in the event that a Simple Interest Receivable becomes a Liquidated Receivable, the amount of accrued and unpaid interest thereon (but not including interest for the current Collection Period) shall, up to the amount of all outstanding Simple Interest Advances in respect thereof, be withdrawn from the related Collection Account and paid to the Servicer in reimbursement of such outstanding Simple Interest Advances. No advances of principal will be made with respect to Simple Interest Receivables. The Servicer will not be obligated to make a Simple Interest Advance (other than in respect of an interest shortfall arising from the prepayment of a Simple Interest Receivable) to the extent that it determines, in its sole discretion, that such Simple Interest Advance will not be recovered from subsequent collections on or in respect of the related Simple Interest Receivable. All Simple Interest Advances shall be reimbursable to the Servicer, without interest, when a payment relating to a Receivable with respect to which a Simple Interest Advance has previously been made is subsequently received (other than from Administrative Purchase Payments). Upon the determination by the Servicer that reimbursement from the preceding source is unlikely, it will be entitled to recover unreimbursed Simple Interest Advances from collections on or in respect of other Receivables.


         The Servicer will also be required to make Advances with respect to each Receivable that it does not purchase as described above under " -- Servicing Procedures" as to which it has made any modification that reduces the amount of Scheduled Payments to be paid by the related Obligor during subsequent Collection Periods.

         The Servicer will make all Advances by depositing into the related Collection Account an amount equal to the aggregate of the Precomputed Advances and Simple Interest Advances due in respect of a Collection Period on the Business Day immediately preceding the related Payment Date.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         Unless otherwise specified in the Prospectus Supplement with respect to any Trust, the Servicer will be entitled to receive the servicing fees for each Collection Period in an amount equal to a specified percentage per annum (as set forth in the related Prospectus Supplement, the "Servicing Fee Rate") of the Pool Balance as of the first day of the related Collection Period (the "Basic Servicing Fee"). The Total Servicing Fee (together with any portion of all servicing fees that remains unpaid from prior Payment Dates) will be paid as provided in the related Prospectus Supplement.

         Unless otherwise provided in the related Prospectus Supplement with respect to a given Trust, the Servicer will also be entitled to collect and retain any late fees, prepayment charges, extension fees and other administrative fees or similar charges allowed by applicable law with respect to the related Receivables as additional servicing compensation (the "Supplemental Servicing Fee," and together with the Basic Servicing Fee, the "Total Servicing Fee") and will be entitled to reimbursement from the Trust for certain liabilities. The Servicer may also be entitled to receive any interest earned during a Collection Period from the investment of monies in the Trust Accounts. Payments by or on behalf of Obligors will be allocated to scheduled payments and late fees and other charges in accordance with the Servicer's normal practices and procedures.

         The Total Servicing Fee will compensate the Servicer for performing the functions of a third party servicer of motor vehicle receivables as an agent for their beneficial owner, including collecting and posting all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, providing payment information, paying costs of collections and policing the collateral. The Servicing Fee also will compensate the Servicer for administering the particular Receivables Pool, including making Advances, accounting for collections and furnishing monthly and annual statements to the related Trustee and Indenture Trustee with respect to payments and generating federal income tax information for such Trust and for the related Noteholders and Certificateholders. The Total Servicing Fee also will reimburse the Servicer for certain taxes, the fees of the related Trustee and

Indenture Trustee, if any, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the applicable Receivables Pool.

         The "Pool Balance" will equal the aggregate Principal Balance of the Receivables. The "Principal Balance" of a Receivable as of any date will equal the Amount Financed (as defined in the related Transfer and Servicing Agreement) minus the sum of (i) in the case of a Precomputed Receivable, that portion of all Scheduled Payments due on or prior to such date allocable to principal, computed in accordance with the actuarial method, (ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such date allocable to principal, (iii) any Warranty Purchase Payment or Administrative Purchase Payment with respect to such Receivable allocable to principal (to the extent not included in clauses (i) and (ii) above) and (iv) any Prepayments or other payments applied to reduce the unpaid principal balance of such Receivable (to the extent not included in clauses (i), (ii) and (iii) above).

PAYMENTS

         With respect to each series of Securities, beginning on the Payment Date specified in the related Prospectus Supplement, payments of principal and interest (or, where applicable, of principal or interest only) on each class of such Securities entitled thereto will be made by the applicable Indenture Trustee to the Noteholders and by the applicable Trustee to the Certificateholders of such series. The timing, calculation, allocation, order, source, priorities of and requirements for all payments to each class of Noteholders and all payments to each class of Certificateholders of such series will be set forth in the related Prospectus Supplement.

         With respect to each Trust, on each Payment Date collections on the related Receivables will be withdrawn from the related Collection Account and will be paid to the Noteholders and/or Certificateholders to the extent provided in the related Prospectus Supplement. Credit enhancement, such as a Reserve Fund, will be available to cover any shortfalls in the amount available for payment to the Securityholders on such date to the extent specified in the related Prospectus Supplement. As more fully described in the related Prospectus Supplement, and unless otherwise specified therein, (i) payments in respect of principal of a class of Securities of a given series will be subordinate to payments in respect of interest on such class; (ii) payments in respect of one or more classes of Certificates of such series may be subordinate to payments in respect of Notes, if any, of such series or other classes of Certificates of such series; and (iii) payments in respect of one or more classes of Notes of such series may be subordinated to payments in respect of other classes of Notes of such series.

CREDIT AND CASH FLOW ENHANCEMENT

         The amounts and types of credit and cash flow enhancement arrangements and the provider thereof, if applicable, with respect to each class of Securities of a given series, if any, will be set forth in the related Prospectus Supplement. If and to the extent provided in the related Prospectus Supplement, credit and cash flow enhancement may be in the form of subordination of one or more classes of Securities, Reserve Funds, over-collateralization, letters of credit, credit or liquidity facilities, surety bonds, guaranteed investment contracts, swaps or other interest rate protection agreements, repurchase obligations, yield maintenance agreements, other agreements with respect to third party payments or other support, cash deposits or such other arrangements as may be described in the related Prospectus Supplement or any combination of two or more of the foregoing. If specified in the applicable Prospectus Supplement, credit or cash flow enhancement for a class of Securities may cover one or more other classes of Securities of the same series, and credit or cash flow enhancement for a series of Securities may cover one or more other series of Securities.

         The presence of a Reserve Fund and other forms of credit enhancement for the benefit of any class or series of Securities is intended to enhance the likelihood of receipt by the Securityholders of such class or series of the full amount of principal and interest due thereon and to decrease the likelihood that such Securityholders will experience losses. Unless otherwise specified in the related Prospectus Supplement, the credit enhancement for a class or series of Securities will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance and interest thereon. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, Securityholders of any class or series will bear their allocable share of deficiencies, as described in the related Prospectus Supplement. In addition, if a form of credit enhancement covers more than one class or series of Securities, Securityholders of any such class or series will be subject to the risk that such credit enhancement will be exhausted by the claims of Securityholders of other classes or series.

         RESERVE FUND. If so provided in the related Prospectus Supplement, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the Seller or a third party will establish for a series or class of Securities an account, as specified in the related Prospectus Supplement (the "Reserve Fund"), which will be maintained with the related Trustee or Indenture Trustee, as applicable. Unless otherwise provided in the related Prospectus Supplement, the Reserve Fund will be funded by an initial deposit by the Seller or a third party on the Closing Date in the amount set forth in the related Prospectus Supplement (the "Reserve Fund Initial Deposit"). To the extent provided in the related Prospectus Supplement, the amount on deposit in the Reserve Fund will be increased on each Payment Date thereafter up to the Specified Reserve Fund Balance (as defined in the related Prospectus Supplement) by the deposit therein of the amount of collections on the related Receivables remaining on each such Payment Date after the payment of all other required payments on such date. The related Prospectus Supplement will describe the circumstances and manner under which payments may be made out of the Reserve Fund, either to holders of the Securities covered thereby or to the Seller or a third party.

YIELD MAINTENANCE ACCOUNT; YIELD MAINTENANCE AGREEMENT

         YIELD MAINTENANCE ACCOUNT. A "Yield Maintenance Account" may be established with respect to any class or series of Securities. The terms relating to any such account will be set forth in the related Prospectus Supplement. Each Yield Maintenance Account will be designed to hold funds to be applied by the related Trustee or, if such Trust issues Notes, the Indenture Trustee, to provide payments to Securityholders in respect of Receivables that have APRs less than the sum of the Pass Through Rate or Interest Rate specified in the related Prospectus Supplement plus the Servicing Fee Rate specified in the related Prospectus Supplement (the "Required Rate"). Unless otherwise specified in the related Prospectus Supplement, each Yield Maintenance Account will be maintained with the same entity with which the related Collection Account is maintained and will be created with an initial deposit in an amount and by the Seller or other person specified in the related Prospectus Supplement.

         On each Payment Date, the related Trustee or Indenture Trustee will transfer to the Collection Account from monies on deposit in the Yield Maintenance Account an amount specified in the related Prospectus Supplement (the "Yield Maintenance Deposit" ) in respect of the Receivables having APRs less than the Required Rate for such Payment Date. Unless otherwise specified in the related Prospectus Supplement, amounts on deposit on any Payment Date in the Yield Maintenance Account in excess of the "Required Yield Maintenance Amount" specified in the related Prospectus Supplement, after giving effect to all payments to be made on such Payment Date, will be released to the Seller. Monies on deposit in the Yield Maintenance Account may be invested in Eligible Investments under the circumstances and in the manner described in the related Pooling and Servicing Agreement or Trust Agreement. Any monies remaining on deposit in the Yield Maintenance Account upon the termination of the Trust also will be released to the Seller.

         YIELD MAINTENANCE AGREEMENT. If a Yield Maintenance Account is established with respect to any class or series of Securities which allows or requires any party to make deposits therein after the Closing Date, TMCC, the Seller, any third party responsible for such deposits and the related Trustee or Indenture Trustee, as the case may be, will enter into a "Yield Maintenance Agreement" pursuant to which, on each Payment Date, such party will deposit into the Yield Maintenance Account the difference between the amount held on deposit in the Yield Maintenance Account as of such Payment Date and the Required Yield Maintenance Amount, in each case determined after giving effect to all required withdrawals from the Yield Maintenance Account on such Payment Date.

NET DEPOSITS

         As an administrative convenience, unless the Servicer is required to remit collections daily (as described in " -- Collections" above), the Servicer will be permitted to make the deposit of collections, aggregate Advances and Administrative Purchase Amounts for any Trust for or with respect to the related Collection Period on a monthly basis and net of payments to be made to the Servicer for such Trust with respect to such Collection Period. The Servicer may cause to be made a single, net transfer from the Collection Account to the Payahead Account, if any, or vice versa. The Servicer, however, will account to the Trustee, any Indenture Trustee, the Noteholders, if any, and the Certificateholders with respect to each Trust as if all deposits, payments and transfers were made

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

individually. With respect to any Trust that issues both Certificates and Notes, if the related Payment Dates are not the same for all classes of Securities, all distributions, deposits or other remittances made on a Payment Date will be treated as having been distributed, deposited or remitted on the same Payment Date for the applicable Collection Period for purposes of determining other amounts required to be distributed, deposited or otherwise remitted on a Payment Date.

STATEMENTS TO TRUSTEES AND TRUST

         On a Business Day in each month that precedes each Payment Date (each a "Determination Date" to be specified in the related Prospectus Supplement), the Servicer will provide to the applicable Indenture Trustee, if any, and the applicable Trustee a statement setting forth with respect to a series of Securities substantially the same information as is required to be provided in the periodic reports provided to Securityholders of such series described under "Certain Information Regarding the Securities --Reports to Securityholders".

EVIDENCE AS TO COMPLIANCE

         Each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that a firm of nationally recognized independent accountants will furnish to the related Trust and Indenture Trustee or Trustee, as applicable, annually a statement as to compliance in all material respects by the Servicer during the preceding twelve months (or, in the case of the first such certificate, from the applicable Closing Date, which may be a longer or shorter period) with certain standards relating to the servicing of the applicable Receivables.

         Each Sale and Servicing Agreement and Pooling and Servicing Agreement will also provide for delivery to the related Trust and Indenture Trustee or Trustee, as applicable, substantially simultaneously with the delivery of such accountants' statement referred to above, of a certificate signed by an officer of the Servicer stating that the Servicer has fulfilled its obligations under the Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, throughout the preceding twelve months (or, in the case of the first such certificate, from the Closing Date) in all material respects or, if there has been a default in the fulfillment of any such obligation, describing each such default. The Servicer has agreed to give each Indenture Trustee and each Trustee notice of certain Servicer Defaults under the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable.

         Copies of such statements and certificates may be obtained by Securityholders by a request in writing addressed to the Applicable Trustee.

CERTAIN MATTERS REGARDING THE SERVICER

         Each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that TMCC may not resign from its obligations and duties as Servicer thereunder, except upon determination that TMCC's performance of such duties is no longer permissible under applicable law. No such resignation will become effective until the related Indenture Trustee or Trustee, as applicable, or a successor servicer has assumed TMCC's servicing obligations and duties under such Sale and Servicing Agreement or Pooling and Servicing Agreement.

         Each Sale and Servicing Agreement and Pooling and Servicing Agreement will further provide that neither the Servicer nor any of its directors, officers, employees and agents will be under any liability to the related Trust or the related Noteholders or Certificateholders for taking any action or for refraining from taking any action pursuant to such Sale and Servicing Agreement or Pooling and Servicing Agreement or for errors in judgment; except that neither the Servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the Servicer's duties thereunder or by reason of reckless disregard of its obligations and duties thereunder. In addition, each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that the Servicer is under no obligation to appear in, prosecute or defend any legal action that is not incidental to the Servicer's servicing responsibilities under such Sale and Servicing Agreement or Pooling and Servicing Agreement and that, in its opinion, may cause it to incur any expense or liability.

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

         Under the circumstances specified in each Sale and Servicing Agreement and Pooling and Servicing Agreement, any entity into which the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Servicer is a party, or any entity succeeding to all or substantially all of the business of the Servicer will be the successor of the Servicer under such Sale and Servicing Agreement or Pooling and Servicing Agreement.

SERVICER DEFAULT

         Except as otherwise provided in the related Prospectus Supplement, "Servicer Default" under each Sale and Servicing Agreement and Pooling and Servicing Agreement will consist of (i) any failure by the Servicer to deliver to the Trustee the Servicer's Certificate for the related Collection Period, or any failure by the Servicer (or the Seller, so long as TMCC is the Servicer) to deliver to the applicable Trustee or Indenture Trustee for deposit in any of the Trust Accounts any required payment or to direct the applicable Trustee or Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for three Business Days after receipt by the Servicer of written notice of such failure given (A) to the Servicer (or the Seller, so long as TMCC is the Servicer) by the applicable Trustee or Indenture Trustee or (B) to the Seller or the Servicer, as the case may be, and to the applicable Trustee and Indenture Trustee, by the holders of Notes or Certificates of the related series evidencing not less than 25% in principal amount of such outstanding Notes or Certificates (in each case, excluding Securities held by TMCC, TMCRC or any affiliate thereof); (ii) any failure by the Servicer duly to observe or perform in any material respect any other covenant or agreement in such Sale and Servicing Agreement or Pooling and Servicing Agreement, which failure materially and adversely affects the rights of the Noteholders or the Certificateholders of the related series and which continues unremedied for 90 days after the giving of written notice of such failure (A) to the Servicer or the Seller, as the case may be, by the applicable Trustee or Indenture Trustee or (B) to the Servicer or the Seller, as the case may be, and to the applicable Trustee and Indenture Trustee, by the holders of Notes or Certificates of the related series evidencing not less than 25% in principal amount of such outstanding Notes or Certificates (in each case, excluding Securities held by TMCC, TMCRC or any affiliate thereof); and (iii) the occurrence of an Insolvency Event with respect to the Servicer. Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (i) above for a period of ten Business Days shall not constitute a Servicer Default if such failure or delay is caused by an event of force majeure. Upon the occurrence of any such event, the Servicer shall not be relieved from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of the Servicing Agreement, and the Servicer shall provide to the Trustee, the Indenture Trustee, the Seller and the Securityholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

         "Insolvency Event" means, with respect to any Person, any of the following events or actions: certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to such Person and certain actions by such Person indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations.

RIGHTS UPON SERVICER DEFAULT

         In the case of any Trust that has issued Notes, unless otherwise provided in the related Prospectus Supplement, as long as a Servicer Default under a Sale and Servicing Agreement remains unremedied, the related Indenture Trustee or holders of Notes of the related series evidencing not less than 51% of principal amount of such Notes then outstanding (excluding any Notes held by TMCC, TMCRC or any affiliate thereof), acting together as a single class, may terminate all the rights and obligations of the Servicer under such Sale and Servicing Agreement, whereupon such Indenture Trustee or a successor servicer appointed by such Indenture Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Sale and Servicing Agreement and will be entitled to similar compensation arrangements. In the case of any Trust that has not issued Notes, unless otherwise provided in the related Prospectus Supplement, as long as a Servicer Default under the related Sale and Servicing Agreement or Pooling and Servicing Agreement remains unremedied, the related Trustee or holders of Certificates of the related series evidencing not less than 51% of the principal amount of such Certificates then outstanding (excluding any Certificates held by TMCC, TMCRC or any affiliate thereof), acting together as a single class, may terminate all the rights and obligations of the Servicer under such Sale and Servicing Agreement or Pooling and Servicing Agreement, whereupon such Trustee or a successor servicer appointed by such Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Sale and Servicing Agreement or Pooling and

Servicing Agreement and will be entitled to similar compensation arrangements. If a bankruptcy trustee or similar official has been appointed for the Servicer, and no Servicer Default other than such appointment has occurred, such trustee or official may have the power to prevent such Indenture Trustee, such Noteholders, such Trustee or such Certificateholders from effecting a transfer of servicing. In the event that such Indenture Trustee or Trustee is unwilling or unable to so act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a successor with a net worth of at least $50,000,000 and whose regular business includes the servicing of automobile and/or light duty truck receivables. Such Indenture Trustee or Trustee may make such arrangements for compensation to be paid, which in no event may be greater than the servicing compensation to the Servicer under such Sale and Servicing Agreement or Pooling and Servicing Agreement. Notwithstanding such termination, the Servicer shall be entitled to payment of certain amounts payable to it prior to such termination for services rendered prior to such termination.

WAIVER OF PAST DEFAULTS

         With respect to each Trust that has issued Notes, unless otherwise provided in the related Prospectus Supplement, (i) the holders of Notes evidencing not less than 51% of the principal amount of the then outstanding Notes of the related series, acting together as a single class (excluding any Notes held by TMCC, TMCRC or any affiliate thereof) or (ii) in the case of any Servicer Default which does not adversely affect the related Indenture Trustee or such Noteholders, the holders of the Certificates of such series evidencing not less than 51% of the outstanding Certificate Balance (excluding any Certificates held by TMCC, TMCRC or any affiliate thereof); acting together as a single class, may, on behalf of all such Noteholders or Certificateholders, waive any default by the Servicer in the performance of its obligations under the related Sale and Servicing Agreement and its consequences, except a Servicer Default in making any required deposits to or payments from any of the Trust Accounts in accordance with such Sale and Servicing Agreement. With respect to each Trust that has not issued Notes, holders of Certificates of such series evidencing not less than 51% of the principal amount of such Certificates then outstanding (excluding any Certificates held by TMCC, TMCRC or any affiliate thereof), acting together as a single class, may, on behalf of all such Certificateholders, waive any default by the Servicer in the performance of its obligations under the related Sale and Servicing Agreement or Pooling and Servicing Agreement, except a Servicer Default in making any required deposits to or payments from the related Trust Accounts in accordance with such Sale and Servicing Agreement or Pooling and Servicing Agreement or in respect of a covenant or provision of the related Sale and Servicing Agreement or Pooling and Servicing Agreement that cannot be modified or amended without the consent of the Holder of each Certificate. No such waiver will impair such Noteholders' or Certificateholders' rights with respect to subsequent defaults.

AMENDMENT


         Unless otherwise provided in the related Prospectus Supplement, each of the Transfer and Servicing Agreements may be amended by the parties thereto, without the consent of the related Noteholders or Certificateholders to cure any ambiguity, to correct or supplement any provisions in the Transfer and Servicing Agreements or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Transfer and Servicing Agreements or of modifying in any manner the rights of such Noteholders or Certificateholders; provided that such action will not, in the opinion of counsel satisfactory to the related Trustee or Indenture Trustee, as applicable, materially and adversely affect the interest of any such Noteholder or Certificateholder.


         Each Transfer and Servicing Agreement may also be amended by the parties thereto without the consent of any Noteholder or Certificateholder for the purpose of changing the formula for determining the Specified Reserve Fund Balance, the manner in which a Reserve Fund is funded, changing the remittance schedule for deposit of collections in accounts or changing the definition of Eligible Investments if (a) the relevant trustee has been provided a letter from each Rating Agency to the effect that such amendment will not result in the qualification, reduction or withdrawal of any rating it currently assigns to any class of Notes or Certificates or (b) the relevant trustee has received the consent of the holders of at least 51% of the outstanding principal amount of each class of Notes and Certificates (or the relevant class or classes of Notes or Certificates) of such series, voting together as a single class; provided that no such amendment shall increase or reduce in any manner or accelerate or delay the timing of collections on the related contracts or payments required to be made to the holders of any Notes or Certificates of such series without the consent of the holders of all of the affected Notes or Certificates.

         Unless otherwise specified in the related Prospectus Supplement, the Transfer and Servicing Agreements may also be amended by the Seller, the Servicer, the related Trustee and any related Indenture Trustee with the consent of (i) the holders of Notes evidencing not less than 51% of the principal amount of then outstanding Notes, if any, of the related series, acting together as a single class (excluding Notes held by TMCC. TMCRC or any affiliate thereof), or
(ii) in the case of any amendment which does not adversely affect the related Indenture Trustee or such Noteholders, the holders of the Certificates of such series evidencing not less than 51% of the outstanding Certificate Balance (excluding Certificates held by TMCC. TMCRC or any affiliate thereof), acting together as a single class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Transfer and Servicing Agreements or of modifying in any manner the rights of such Noteholders or Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the related Receivables or distributions that are required to be made for the benefit of such Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Notes or Certificates of such series which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes or Certificates of each class affected thereby.


NON-PETITION

         Each Trust Agreement will provide that the applicable Trustee does not have the power to commence a voluntary proceeding in bankruptcy with respect to the related Trust without the unanimous prior approval of all Certificateholders (including the Seller) of such Trust and the delivery to such Trustee by each such Certificateholder (including the Seller) of a certificate certifying that such Certificateholder reasonably believes that such Trust is insolvent.

PAYMENT OF NOTES

         Upon the payment in full of all outstanding Notes of a given series and the satisfaction and discharge of the related Indenture, the related Trustee will succeed to all the rights of the Indenture Trustee, and the Certificateholders of such series will succeed to all the rights of the Noteholders of such series, under the related Sale and Servicing Agreement, except as otherwise provided therein.

SELLER LIABILITY

         Under each Trust Agreement, the Seller will agree to be liable directly to an injured party for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Noteholder or a Certificateholder in the capacity of an investor with respect to such Trust) arising out of or based on the arrangement created by such Trust Agreement as though such arrangement created a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Seller was a general partner.

TERMINATION

         With respect to each Trust, the obligations of the Servicer, the Seller, the related Trustee and the related Indenture Trustee, if any, pursuant to the Transfer and Servicing Agreements will terminate upon the earlier of (i) the maturity or other liquidation of the last related Receivable and the disposition of any amounts received upon liquidation of any property remaining in the Trust, (ii) the payment to Noteholders, if any, and Certificateholders of the related series of all amounts required to be paid to them pursuant to the Transfer and Servicing Agreements and (iii) the occurrence of any event described below.

         Unless otherwise provided in the related Prospectus Supplement, in order to avoid excessive administrative expense, the Servicer will have the option to purchase from each Trust, as of the end of any applicable Collection Period, if the then outstanding Pool Balance with respect to the Receivables held by such Trust is 10% or less of the Initial Pool Balance, the corpus of the Trust at a price equal to the aggregate Warranty Purchase Payments or Administrative Purchase Payments, as the case may be, for the Receivables (including Receivables that became Defaulted Receivables in the Collection Period preceding the Payment Date on which such purchase is effected)

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

plus the appraised value of any other property held as part of the Trust (less liquidation expenses). The related Trustee and related Indenture Trustee, if any, will give written notice of termination to each Securityholder.

         As described below under "The Swap Agreement", if a Swap Termination occurs, the principal of each class of Certificates may become immediately payable and the Trust will terminate. In such event, the Trustee will be obligated to liquidate the assets of the Trust and the proceeds therefrom (and amounts held in related accounts) will be applied to pay the Notes and Certificates of the related series in full, to the extent of amounts available therefor.

         Upon termination of any Trust, the related Trustee shall, or shall direct the related Indenture Trustee to, promptly sell the assets of such Trust (other than the Trust Accounts) in a commercially reasonable manner and on commercially reasonable terms. The proceeds from any such sale, disposition or liquidation of the Receivables of such Trust will be treated as collections on such Receivables and deposited in the related Collection Account. With respect to any Trust, if the proceeds from the liquidation of the related Receivables and any amounts on deposit in the related Reserve Fund, if any, Yield Maintenance Account, if any, Payahead Account, if any, and Collection Account are not sufficient to pay the Notes, if any, and the Certificates of the related series in full, the amount of principal returned to Noteholders and Certificateholders thereof will be reduced and some or all of such Noteholders and Certificateholders will incur a loss.

         As more fully described in the related Prospectus Supplement, any outstanding Notes of the related series will be redeemed concurrently with any of the events specified above and the subsequent payment to the related Certificateholders of all amounts required to be paid to them pursuant to the applicable Trust Agreement or Pooling and Servicing Agreement will effect early retirement of the Certificates of such series.

ADMINISTRATION AGREEMENT

         TMCC, in its capacity as administrator (the "Administrator"), will enter into an agreement (as amended and supplemented from time to time, an "Administration Agreement") with each Trust that issues Notes and the related Indenture Trustee pursuant to which the Administrator will agree, to the extent provided in such Administration Agreement, to provide the notices and to perform other administrative obligations required by the related Indenture. If so specified in the related Prospectus Supplement with respect to any such Trust, as compensation for the performance of the Administrator's obligations under the applicable Administration Agreement and as reimbursement for its expenses related thereto, the Administrator will be entitled to a monthly administration fee of such amount as may be set forth in the related Prospectus Supplement (the "Administration Fee"), which fee will be paid by the Servicer.

                                TMCC DEMAND NOTES

         The following summary describes certain terms of demand notes that may be issued from time to time by TMCC (the "TMCC Demand Notes"). TMCC Demand Notes will be issued under a Demand Notes Indenture (the "Demand Notes Indenture"), between TMCC and the trustee thereunder (in such capacity, the "Demand Notes Indenture Trustee"). The characteristics of any particular series of TMCC Demand Notes and the provisions of any particular Demand Notes Indenture may differ from those described in this section and will be more fully described in the related Prospectus Supplement. In addition, this summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of any Demand Notes Indenture that is entered into by the related trust.

GENERAL

         Collections in respect of the receivables will be applied to make payments of interest and principal of each class of Securities. If so specified in the related Prospectus Supplement, payments of interest and/or principal of one or more classes of Securities may be made on a quarterly, semi-annual or annual basis, and not simply as a pass-through of collections received during a particular month. In order to make distributions of principal and/or interest on a basis other than monthly, the Trustee will be required to invest amounts otherwise payable as principal or interest of the specified classes of Securities in highly rated investments maturing on or just prior to specified

Payment Dates and bearing interest at rates specified in the related Prospectus Supplement as directed by the Servicer. The Trustee may invest some or all such funds in TMCC Demand Notes, due to the administrative difficulties associated with regularly obtaining highly rated investments in variable amounts with the necessary maturities and demand features that earn a sufficient amount of interest.

         The principal amount of the TMCC Demand Notes outstanding will change from time to time, depending on the amount of collections invested. The aggregate principal amount of TMCC Demand Notes that may be issued under any Demand Notes Indenture will be set forth in the related Prospectus Supplement. Interest on the TMCC Demand Notes will be paid at rates and on terms set forth in the related Prospectus Supplement. Different forms of TMCC Demand Notes will be used to represent investments of Collections relating to interest and investments of Collections relating to principal. Interest related demand notes will generally mature on the dates on which interest is to be paid to Securityholders. Principal related demand notes will generally mature on the dates on which principal is to be paid to Securityholders. In addition, the Trustee will generally have the right to demand payment of the TMCC Demand Notes in connection with the reduction of TMCC's rating to a level below that specified in the related Prospectus Supplement or upon the occurrence of other events specified in the related Prospectus Supplement. See "Risk Factors - The swap and the demand notes may affect the ratings of the securities." The payment terms relating to the TMCC Demand Notes will be set forth in detail in the related Prospectus Supplement.

         TMCC Demand Notes will be unsecured general obligations of TMCC and will rank PARI PASSU with all other unsecured and unsubordinated indebtedness of TMCC from time to time outstanding. TMCC Demand Notes will be obligations solely of TMCC and will not be obligations of, or guaranteed by, TMS or any affiliate of TMCC or TMS, directly or indirectly. TMCC Demand Notes will not be subject to redemption by TMCC and will not have the benefit of any sinking fund.

         Any TMCC Demand Notes will be issued only in fully registered form without interest coupons, and payment of principal of and interest on TMCC Demand Notes will be made by the Demand Notes Indenture Trustee as paying agent by wire transfer to an account maintained by the Trustee, as the holder of the TMCC Demand Notes.

         No Securityholder will have a direct interest in any TMCC Demand Notes or have any direct rights under the TMCC Demand Notes or the Demand Notes Indenture. The Trustee, on behalf of the Trust, will be the only holder of the TMCC Demand Notes, which it will hold for the benefit of the Securityholders. In the event any vote or other action, including action upon the occurrence of an Event of Default under the Demand Notes Indenture, is required or permitted by the holders of the TMCC Demand Notes under the Demand Notes Indenture, the Trustee as such holder will be permitted to vote or take such other action as it shall deem fit. However, the Trustee, on behalf of the Trust, shall be permitted to seek the direction of the Securityholders before taking any such action, all as further described in the related Prospectus Supplement. References under this caption to "holders of the TMCC Demand Notes" and phrases of similar import shall be to the Trustee as the holder of the TMCC Demand Notes.

REMOVAL OF DEMAND NOTES INDENTURE TRUSTEE; SUCCESSOR DEMAND NOTES INDENTURE TRUSTEE

         The Demand Notes Indenture Trustee may resign by providing written notice to TMCC and the Trust, as holder of the TMCC Demand Notes. The Trust, as holder of the TMCC Demand Notes, may remove the Demand Notes Indenture Trustee by written notice thereto and to TMCC, and may appoint a successor Demand Notes Indenture Trustee. TMCC may remove the Demand Notes Indenture Trustee in the event that: (a) the Demand Notes Indenture Trustee fails to continue to satisfy the criteria for eligibility to act as Demand Notes Indenture Trustee; (b) the Demand Notes Indenture Trustee is adjudged a bankrupt or insolvent; (c) a receiver or other public officer takes charge of the Demand Notes Indenture Trustee or its property; or (d) the Demand Notes Indenture Trustee otherwise becomes incapable of acting in such capacity.

         If the Demand Notes Indenture Trustee resigns, is removed or is unable to act as Demand Notes Indenture Trustee for any reason, TMCC shall promptly appoint a successor Demand Notes Indenture Trustee, unless the Trust shall already have done so. Within one year after a successor Demand Notes Indenture Trustee takes office, the Trust may appoint a successor Demand Notes Indenture Trustee to replace any successor Demand Notes Indenture Trustee appointed by TMCC. Any resignation or removal of the Demand Notes Indenture Trustee and appointment of a successor Demand Notes Indenture Trustee shall become effective only upon such successor's acceptance of

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

such appointment and the payment of outstanding fees and expenses due to the prior Demand Notes Indenture Trustee as set forth in the Demand Notes Indenture.

SUCCESSOR CORPORATION

         The Demand Notes Indenture provides that TMCC may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into, any other corporation, provided, that in any such case: (i) either TMCC shall be the continuing corporation, or the successor corporation shall be a corporation organized and existing under the laws of the United States or any state thereof and shall expressly assume, by execution and delivery to the Demand Notes Indenture Trustee of a supplemental Demand Notes Indenture in form satisfactory thereto, all of the obligations of TMCC under the TMCC Demand Notes and the Demand Notes Indenture; and (ii) TMCC or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, lease or conveyance, be in default in the performance of any such obligation. Subject to certain limitations in the Demand Notes Indenture, the Demand Notes Indenture Trustee may receive from TMCC an officer's certificate and an opinion of counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, complies with the provisions of the Demand Notes Indenture.

SUPPLEMENTAL DEMAND NOTES INDENTURES

         Supplemental Demand Notes Indentures may be entered into by TMCC and the Demand Notes Indenture Trustee without the consent of the holder of the TMCC Demand Notes (a) to cure any ambiguity, to correct or supplement any provisions thereof that may be inconsistent with any other provision thereof or to add any other provision with respect to matters or questions arising under the Demand Notes Indenture which are not inconsistent with the provisions thereof, provided that any such action will not, in the good faith judgment of the parties, materially and adversely affect the interest of any holder of TMCC Demand Notes or any Securityholder and the Demand Notes Indenture Trustee shall be furnished an opinion of counsel to the effect that such amendment will not materially and adversely affect the interest of any Securityholder, and (b) for purposes of appointing a successor trustee hereunder or in connection with any merger or consolidation of TMCC or the transfer or lease of the assets of TMCC in their entirety, in each case in accordance with the provisions of the Demand Notes Indenture. In addition, supplemental Demand Notes Indentures may be entered into by TMCC and the Demand Notes Indenture Trustee with the consent of the holder of the TMCC Demand Notes (which consent will not be given except at the written direction of Holders of at least 25% in aggregate principal amount of the Notes issued by a Trust, or, with respect to a Trust that has not issued Notes, at least 25% in aggregate principal amount of the outstanding Certificates (in each case excluding any Securities held by TMCC, TMCRC or any affiliate thereof) acting as a single class for the purpose of adding any provisions to or changing in any manner or eliminating any other provisions of the Demand Notes Indenture or of modifying in any manner the rights with respect to the TMCC Demand Notes, provided that no supplemental Demand Notes Indenture may, among other things, reduce the principal amount of or interest on any TMCC Demand Notes, change the maturity date for the payment of the principal, the date on which interest will be payable or other terms of payment or reduce the percentage of holders of TMCC Demand Notes necessary to modify or alter the Demand Notes Indenture, without the consent of each Holder of Securities affected thereby.

EVENTS OF DEFAULT UNDER THE DEMAND NOTES INDENTURE

         The Demand Notes Indenture defines an Event of Default with respect to the TMCC Demand Notes as being any one of the following events: (i) default in payment of principal on the TMCC Demand Notes and continuance of such default for a period of 10 days; (ii) default in payment of any interest on the TMCC Demand Notes and continuance of such default for a period of 30 days; (iii) default in the performance, or breach, of any other covenant or warranty of TMCC in the Demand Notes Indenture continued for 60 days after appropriate notice; and (iv) certain events of bankruptcy, insolvency or reorganization. If an Event of Default occurs and is continuing, the Demand Notes Indenture Trustee or the holders of at least 25% in aggregate principal amount of TMCC Demand Notes may declare the TMCC Demand Notes to be due and payable. Any past default with respect to the TMCC Demand Notes may be waived by the holders of a majority in aggregate principal amount of the outstanding TMCC Demand Notes, except in a case of failure to pay principal of or interest on the TMCC Demand Notes for which payment has not been subsequently made or a default in respect of a covenant or provision of the Demand Notes Indenture which cannot be modified or amended without the consent of the holder of each outstanding TMCC Demand Note. TMCC will be required to file with the Demand Notes Indenture Trustee annually an officer's

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

certificate as to the absence of certain defaults. The Demand Notes Indenture Trustee may withhold notice to holders of the TMCC Demand Notes of any default with respect to such series (except in payment of principal or interest) if it in good faith determines that it is in the interest of such holders to do so.

         Subject to the provisions of the Demand Notes Indenture relating to the duties of the Demand Notes Indenture Trustee in case an Event of Default shall occur and be continuing, the Demand Notes Indenture Trustee will be under no obligation to exercise any of its rights or powers under the Demand Notes Indenture at the request or direction of any of the holders of TMCC Demand Notes, unless such holders have offered to the Demand Notes Indenture Trustee indemnity or security satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to provisions in the Demand Notes Indenture for the indemnification of the Demand Notes Indenture Trustee and to certain other limitations, the holders of a majority in principal amount of the outstanding TMCC Demand Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Demand Notes Indenture Trustee, or exercising any trust or power conferred on the Demand Notes Indenture Trustee with respect to the TMCC Demand Notes.

ABSENCE OF COVENANTS

         The provisions of the Demand Notes Indenture do not contain any covenants that limit the ability of TMCC to subject its properties to liens, to enter into any type of transaction or business or to secure any of its other indebtedness without providing security for the TMCC Demand Notes. The provisions of the Demand Notes Indenture do not afford the holders of the TMCC Demand Notes protection in the event of a highly leveraged transaction, reorganization, restructuring, change in control, merger or similar transaction or other event.

DEFEASANCE AND DISCHARGE OF DEMAND NOTES INDENTURE

         TMCC may satisfy and discharge its obligations under the Demand Notes Indenture by delivering to the Demand Notes Indenture Trustee for cancellation all outstanding TMCC Demand Notes, or depositing with the Demand Notes Indenture Trustee money sufficient to pay the principal of and interest on the outstanding TMCC Demand Notes on the date on which any such payments are due and payable in accordance with the terms of the Demand Notes Indenture and the TMCC Demand Notes, and in each case by satisfying certain additional conditions in the Demand Notes Indenture. However, in the case of any such deposit, certain of TMCC's obligations under the Demand Notes Indenture (including the obligation to pay the principal and interest on the outstanding TMCC Demand Notes) will continue until all of the TMCC Demand Notes are paid in full.

REGARDING THE DEMAND NOTES INDENTURE TRUSTEE

         The Demand Notes Indenture Trustee may be the applicable Trustee and/or Indenture Trustee. The Demand Notes Indenture contains certain limitations on the right of the Demand Notes Indenture Trustee, should it become a creditor of TMCC, to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The Demand Notes Indenture Trustee is permitted to engage in other transactions with TMCC; provided, however, that if the Demand Notes Indenture Trustee acquires any conflicting interest it must eliminate such conflict or resign.

         The Demand Notes Indenture provides that, in case an Event of Default has occurred and is continuing, the Demand Notes Indenture Trustee is required to use the degree of care and skill of a prudent person in the conduct of his or her own affairs in the exercise of its powers.

GOVERNING LAW

         The Demand Notes Indenture and the TMCC Demand Notes will be governed by and construed in accordance with the laws of the State of California.

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

                               THE SWAP AGREEMENT

         The following summary describes certain terms of a swap agreement that a Trust may enter into in order to reduce its exposure to currency and/or interest rate risks. The provisions of any particular swap agreement may differ from those described in this section and will be more fully described in the related Prospectus Supplement. In addition, this summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of any swap agreement that is entered into by the related trust.

PAYMENTS UNDER THE SWAP AGREEMENT

         As specified in the related Prospectus Supplement, on the Closing Date a Trust may enter into a 1992 International Swaps and Derivatives Association, Inc. ("ISDA") Master Agreement (Multi Currency-Cross Border) (such agreement, the "1992 Master Agreement") with TMCC or an unaffiliated third party (the "Swap Counterparty"), as modified to reflect the transactions described below (the 1992 Master Agreement, as so modified, the "Swap Agreement"). The Swap Agreement will incorporate certain relevant standard definitions published by ISDA.

         Under the Swap Agreement, the Trust will generally pay to the Swap Counterparty amounts in respect of interest and principal, as applicable, due on each Payment Date under the Swap Agreement and the Swap Counterparty will generally pay to the Trust amounts equal to the interest or principal payable on the relevant Securities. If the Trust is unable to make any payment due to be made by it to the Swap Counterparty under the Swap Agreement, the Swap Counterparty generally will not be obligated to make its corresponding payment to the Trust under the Swap Agreement.

         If so specified in the related Prospectus Supplement, if on any specified payment date under the Swap Agreement the amount of funds from collections and other sources available to the Trust to make any payment owed to the Swap Counterparty is less than the amount due to the Swap Counterparty, the obligation of the Swap Counterparty to pay an amount equal to the interest or principal otherwise due on the relevant Securities on that date may be reduced in the same proportion as the proportion that the shortfall in the amount owed to the Swap Counterparty represents of the total amount due. Under such circumstances, if on a subsequent specified payment date, amounts are available and are paid by the Trust to the Swap Counterparty to reimburse all or any part of the shortfall, then the obligation of the Swap Counterparty to pay an amount equal to the interest or principal otherwise due on the Securities on that date will be increased in the same proportion as the proportion that the amount of the reimbursement represents of the amount otherwise owed by the Swap Counterparty on that date.

         The Trust generally will not be obligated to pay interest to the Swap Counterparty on any shortfalls in payments, and, correspondingly, Certificateholders generally will not be entitled to receive interest on any amounts not paid as a result of the proportional reduction described above.

         Unless the Swap Agreement is terminated early as described under "--Early Termination Of Swap Agreement," the Swap Agreement will terminate on the earlier of (i) the scheduled maturity date of the Securities and (ii) the date on which all amounts due in respect of the Swap Agreement have been paid.

CONDITIONS PRECEDENT

         The respective obligations of the Swap Counterparty and the Trust to pay certain amounts due under the Swap Agreement will be subject to the following conditions precedent: (i) no Swap Event of Default (as defined below under " -- Defaults Under Swap Agreement") or event that with the giving of notice or lapse of time or both would become an Event of Default shall have occurred and be continuing and (ii) no Early Termination Date (as defined below under "--Early Termination Of Swap Agreement") shall have occurred or been effectively designated.

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

DEFAULTS UNDER SWAP AGREEMENT

         Events of default under the Swap Agreement (each, a "Swap Event of Default") generally will be limited to: (i) the failure of the Trust or the Swap Counterparty to pay any amount when due under the Swap Agreement after giving effect to the applicable grace period, if any; (ii) the occurrence of certain events of insolvency or bankruptcy of the Trust or the Swap Counterparty and
(iii) certain other standard events of default under the 1992 Master Agreement including "Breach of Agreement," "Misrepresentation" (generally not applicable to the Trust) and "Merger without Assumption", as described in Sections 5(a)(ii), 5(a)(iv) and 5(a)(viii) of the 1992 Master Agreement.

TERMINATION EVENTS

         Termination events under the Swap Agreement (each, a "Swap Termination Event") will consist of the following: (i) the Trust or the Transferor becomes subject to registration as an "investment company" under the Investment Company Act of 1940; and (ii) certain standard termination events under the 1992 Master Agreement including "Illegality" (which generally relates to changes in law causing it to become unlawful for either of the parties to perform its obligations under the Swap Agreement), "Tax Event" (which generally relates to either party to the Swap Agreement receiving payments thereunder from which an amount has been deducted or withheld for or on account of certain taxes) and "Tax Event Upon Merger" (which generally relates to a party to the Swap Agreement receiving a payment under the Swap Agreement from which an amount has been deducted or withheld for or on account of certain taxes as a result of a party merging with another entity), each as more fully described in Sections 5(b)(i), 5(b)(ii) and 5(b)(iii) of the 1992 Master Agreement; provided, however, that the occurrence of a "Tax Event" or "Tax Event Upon Merger" generally will only constitute a Swap Termination Event if the requisite percentage of Securityholders specified in the related Prospectus Supplement directs the Trustee to terminate the Swap Agreement and liquidate the assets of the Trust.

EARLY TERMINATION OF SWAP AGREEMENT

         Upon the occurrence of any Swap Event of Default under the Swap Agreement, the non-defaulting party will have the right to designate an Early Termination Date (as defined in the Swap Agreement) upon the occurrence and continuance of such Swap Event of Default. A Swap Agreement will terminate on an Early Termination Date. With respect to Termination Events, an Early Termination Date may be designated by one or both of the parties (as specified in the Swap Agreement with respect to each Termination Event) and will occur only upon notice and, in certain cases, after the party causing the Termination Event has used reasonable efforts to transfer its rights and obligations under such Swap Agreement to a related entity within a limited period after notice has been given of the Termination Event, all as set forth in the Swap Agreement. The occurrence of an Early Termination Date under the Swap Agreement will constitute a "Swap Termination".

         Upon any Swap Termination, the Trust or the Swap Counterparty may be liable to make a termination payment to the other (regardless, if applicable, of which of such parties may have caused such termination). Such termination payment will be calculated on the basis that the Trust is the Affected Party (as defined in the Swap Agreement), subject to certain exceptions. The amount of any such termination payment will be based on the market value of the Swap Agreement computed on the basis of market quotations of the cost of entering into swap transactions with the same terms and conditions that would have the effect of preserving the respective full payment obligations of the parties, in accordance with the procedures set forth in the Swap Agreement (assuming, for purposes of such calculation, that all outstanding amounts previously due but unpaid to the Swap Counterparty are due and payable on the first Payment Date that would have occurred after the Early Termination Date). Any such termination payment could, if interest or currency exchange rates have changed significantly, be substantial.

         The Prospectus Supplement will specify whether the defaulting party will not be entitled to any portion of the termination payment related to the market value of the Swap Agreement because of its default with respect to any particular Swap Event of Default or Swap Termination Event.

         Generally, if a Swap Termination occurs, the principal of each class of Securities will become immediately payable and the Trustee will be obligated to liquidate the assets of the Trust. In any such event, the ability of the Trust to pay interest and/or principal on each class of Securities will depend on (a) the price at which the assets of

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


the Trust are liquidated, (b) the amount of the swap termination payment, if any, which may be due to the Swap Counterparty from the Trust under the Swap Agreement and (c) the amount of the swap termination payment, if any, which may be due to the Trust from the Swap Counterparty under the Swap Agreement. In the event that the net proceeds of the liquidation of the assets of the Trust are not sufficient to make all payments due in respect of the Securities and for the Trust to meet its obligations, if any, in respect of the termination of the Swap Agreement, then such amounts will be allocated and applied in accordance with the priority of payments described in the related Prospectus Supplement and the claims of the Swap Counterparty in respect of such net proceeds will rank higher in priority than the claims of the relevant Securities. If a Swap Termination occurs and the Trust does not terminate, the Trust will not be protected from the interest rate and currency fluctuations hedged by the Swap Agreement, and payments to Noteholders and Certificateholders may be adversely affected.


         Generally, the applicable Pooling and Servicing Agreement or Sale and Servicing Agreement will provide that upon the occurrence of (i) any Swap Event of Default arising from any action taken, or failure to act, by the Swap Counterparty, or (ii) a Swap Termination Event (except as described in the following sentence) with respect to which the Swap Counterparty is an Affected Party, the Trustee may and will, at the direction of the requisite percentage of the Securityholders specified in such agreement, by notice to the Swap Counterparty, designate an Early Termination Date with respect to the Swap Agreement. If a Swap Termination Event occurs because the Trust or the Seller becomes subject to registration as an "investment company" under the Investment Company Act of 1940, the Trustee will be required by the terms of such agreement to terminate the Swap Agreement.

TAXATION

         Neither the Trust nor the Swap Counterparty will be obligated under the Swap Agreement to gross up if withholding taxes are imposed on payments made under the Swap Agreement.

         In the event that any withholding or similar tax is imposed on payments by the Trust to the Swap Counterparty under the Swap Agreement, the Swap Counterparty will be entitled to deduct amounts in the same proportion (as calculated in accordance with the Swap Agreement) from subsequent payments due from it. In the event that the Swap Counterparty is required to withhold amounts from payments by the Swap Counterparty under the Swap Agreement, the payment obligations of the Swap Counterparty will be reduced by such amounts and the payment obligations of the Trust under the Swap Agreement will remain the same. In either such event, payments on the Securities may be subject to reduction in proportion to the amount so deducted or withheld. In either such event, a specified percentage of the Securityholders may direct the Trustee to terminate the Swap Agreement and liquidate the assets of the Trust, as described above under " -- Termination Events".

ASSIGNMENT

         Except as provided below, neither the Trust nor the Swap Counterparty will be permitted to assign, novate or transfer as a whole or in part any of its rights, obligations or interests under the Swap Agreement. The Swap Counterparty may transfer the Swap Agreement to another party on ten Business Days' prior written notice, provided that (i) such notice will be accompanied by a guarantee of the Swap Counterparty of such transferee's obligations in form and substance reasonably satisfactory to the Trustee, (ii) the Swap Counterparty delivers an opinion of independent counsel of recognized standing in form and substance reasonably satisfactory to the Trustee confirming that as of the date of such transfer the transferee will not, as a result of such transfer, be required to withhold or deduct on account of tax under the Swap Agreement, (iii) a Swap Termination Event or Swap Event of Default does not occur under the Swap Agreement as a result of such transfer and (iv) the then current ratings of the Securities are not adversely affected as a result of such transfer. In addition, in the event the debt rating of the Swap Counterparty is reduced to a level below that specified in the related Prospectus Supplement, the Swap Counterparty generally may assign the Swap Agreement to another party (or otherwise obtain a replacement swap agreement on substantially the same terms as the Swap Agreement) and thereby be released from its obligations under the Swap Agreement; provided that (i) the new swap counterparty, by a written instrument, accepts all of the obligations of the Swap Counterparty under the Swap Agreement to the reasonable satisfaction of the Trustee, (ii) the Swap Counterparty delivers an opinion of independent counsel of recognized standing in form and substance reasonably satisfactory to the Trustee confirming that as at the date of such transfer the new swap counterparty will not, as a result of such transfer or replacement, be required to withhold or deduct on account of tax under the Swap Agreement, (iii) a Swap Termination Event or Swap Event of Default does not occur under the Swap Agreement as

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

a result of such transfer and (iv) the ratings assigned to the Securities after such assignment and release will be at least equal to the ratings assigned by any applicable Rating Agency to the Securities at the time of such reduction of the rating of the Swap Counterparty's long-term debt. Any cost of such transfer or replacement will be borne by the Swap Counterparty or the new swap counterparty and not by the Trust; provided, however that the Swap Counterparty shall not be required to make any payment to the new swap counterparty to obtain an assignment or replacement swap. The Swap Counterparty shall have no obligation to assign the Swap Agreement or obtain a replacement swap agreement in the event of a ratings downgrade and neither the Trust nor the Securityholders will have any remedy against the Swap Counterparty if the Swap Counterparty fails to make such an assignment or obtain a replacement swap agreement. In the event that the Swap Counterparty does not elect to assign the Swap Agreement or obtain a replacement swap agreement the Swap Counterparty may (but shall not be obligated to) establish any other arrangement satisfactory to the applicable Rating Agency, in each case such that the ratings of the Securities by the applicable Rating Agency will not be withdrawn or reduced.

MODIFICATION AND AMENDMENT OF SWAP AGREEMENT

         The applicable Pooling and Servicing Agreement or Sale and Servicing Agreement will contain provisions permitting the Trustee to enter into any amendment of the Swap Agreement (i) to cure any ambiguity or mistake, (ii) to correct any defective provisions or to correct or supplement any provision therein which may be inconsistent with any other provision therein or with the Agreement or (iii) to add any other provisions with respect to matters or questions arising under the Swap Agreement; provided, in the case of clause
(iii) that such amendment will not adversely affect in any material respect the interest of any specified Securityholder. Any such amendment shall be deemed not to adversely affect in any material respect the interests of any specified Securityholder if the Trustee receives written confirmation from each rating agency rating the Securities that such amendment will not cause such Rating Agency to reduce the then current rating thereof.

THE SWAP COUNTERPARTY

         TMCC may act as the Swap Counterparty. A description of TMCC is provided under "The Servicer" herein. Information regarding TMCC is publicly available as described under "Where You Can Find More Information About Your Securities --TMCC" herein. Where indicated by the context, as used herein "Swap Counterparty" includes any party that replaces the initial Swap Counterparty as described above under " -- Assignment".

GOVERNING LAW

          The Swap Agreement will be governed by and construed in accordance with the laws of the State of New York.

                    CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

GENERAL

         The transfer of the Receivables to the applicable Trustee, the perfection of the security interests in the Receivables and the enforcement of rights to realize on the Financed Vehicles as collateral for the Receivables are subject to a number of federal and state laws, including the UCC as in effect in various states. The Servicer and the Seller will take the action described below to perfect the rights of the applicable Trustee in the Receivables. If, through inadvertence or otherwise, another party purchases (including the taking of a security interest in) the Receivables for new value in the ordinary course of its business, without actual knowledge of the Trust's interest, and takes possession of the Receivables, such purchaser would acquire an interest in the Receivables superior to the interest of the Trust.

SECURITY INTERESTS

         GENERAL. In states in which retail installment sale contracts such as the Receivables evidence the credit sale of automobiles and/or light duty trucks by dealers to obligors, the contracts also constitute personal property security agreements and include grants of security interests in the vehicles under the applicable UCC. Perfection of security interests in financed automobiles and/or light duty trucks is generally governed by the motor vehicle registration laws of the state in which the vehicle is located. In most states, a security interest in automobiles and/or light duty trucks is perfected by obtaining the certificate of title to the Financed Vehicle or notation of the secured party's lien on the vehicles' certificate of title.

         All retail installment sales contracts acquired by TMCC from Dealers name TMCC as obligee or assignee and as the secured party. TMCC also takes all actions necessary under the laws of the state in which the related Financed Vehicle is located to perfect its security interest in such Financed Vehicle, including, where applicable, having a notation of its lien recorded on the related certificate of title and obtaining possession of such certificate of title. Because TMCC continues to service the contracts as Servicer under the Sale and Servicing Agreement or the Pooling and Servicing Agreement, as applicable, the Obligors on the contracts will not be notified of the sale from TMCC to the Seller or the sale from the Seller to the Trust, and no action will be taken to record the transfer of the security interest from TMCC to the Seller or from the Seller to the Trust by amendment of the certificates of title for the Financed Vehicles or otherwise.

         PERFECTION. Pursuant to the related Receivables Purchase Agreement, TMCC will sell and assign its security interest in the Financed Vehicles to the Seller and, with respect to each Trust, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the Seller will assign its security interest in the Financed Vehicles to such Trust. However, because of the administrative burden and expense, none of TMCC, the Seller or the related Trustee will amend any certificate of title to identify such Trust as the new secured party on such certificate of title relating to a Financed Vehicle. However, UCC financing statements with respect to the transfer to the Seller of TMCC's security interest in the Financed Vehicles and the transfer to the Trustee of the Seller's security interest in the Financed Vehicles will be filed. In addition, the Servicer will continue to hold any certificates of title relating to the vehicles in its possession as custodian for the Seller and such Trust pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement. See "Description of the Transfer and Servicing Agreements --Sale and Assignment of Receivables".

         In most states, an assignment such as that under each Receivables Purchase Agreement or each Sale and Servicing Agreement or Pooling and Servicing Agreement is an effective conveyance of a security interest without amendment of any lien noted on a vehicle's certificate of title, and the assignee succeeds thereby to the assignor's rights as secured party. Although re-registration of the vehicle is not necessary to convey a perfected security interest in the Financed Vehicles to the Trust, because the Trust will not be listed as legal owner on the certificates of title, the security interest of such Trust in the vehicle could be defeated through fraud or negligence. In such states, in the absence of fraud or forgery by the vehicle owner or the Servicer or administrative error by state or local agencies, the notation of TMCC's lien on the certificates of title will be sufficient to protect such Trust against the rights of subsequent purchasers of a Financed Vehicle or subsequent lenders who take a security interest in a Financed Vehicle. In each Receivables Purchase Agreement, TMCC will represent and warrant, and in each Sale and Servicing Agreement or Pooling and Servicing Agreement, the Seller will represent and warrant, that it has taken all action necessary to obtain a perfected security interest in each Financed Vehicle. If there are any Financed Vehicles as to which TMCC failed to obtain and assign to the Seller a perfected security interest, the security interest of the Seller would be subordinate to, among others, subsequent purchasers of the Financed Vehicles and holders of perfected security interests therein. To the extent such failure has a material and adverse effect on the Trust's interest in the related Receivables, however, it would constitute a breach of the warranties of TMCC under the related Receivables Purchase Agreement or the Seller under the related Sale and Servicing Agreement or Pooling and Servicing Agreement. Accordingly, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the Seller would be required to repurchase the related Receivable from the Trust and, pursuant to the related Receivables Purchase Agreement, TMCC would be required to purchase such Receivable from the Seller, in each case unless the breach was cured. Pursuant to each Sale and Servicing Agreement and Pooling and Servicing Agreement, the Seller will assign such rights to the related Trust. See "Description of the Transfer and Servicing Agreements --Sale and Assignment of Receivables" and "Risk Factors -- The trust's security interests in financed vehicles may be unenforceable or defeated".

         CONTINUITY OF PERFECTION. Under the laws of most states, the perfected security interest in a vehicle would continue for four months after the vehicle is moved to a state that is different from the one in which it is initially registered and thereafter until the owner thereof re-registers the vehicle in the new state. A majority of states

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

generally require surrender of a certificate of title to re-register a vehicle. In those states (such as California) that require a secured party to hold possession of the certificate of title to maintain perfection of the security interest, the secured party would learn of the re-registration through the request from the obligor under the related installment sales contract to surrender possession of the certificate of title. In the case of vehicles registered in states providing for the notation of a lien on the certificate of title but not possession by the secured party (such as Texas), the secured party would receive notice of surrender from the state of re-registration if the security interest is noted on the certificate of title. Thus, the secured party would have the opportunity to re-perfect its security interest in the vehicle in the state of relocation. However, these procedural safeguards will not protect the secured party if through fraud, forgery or administrative error, the debtor somehow procures a new certificate of title that does not list the secured party's lien. Additionally, in states that do not require a certificate of title for registration of a motor vehicle, re-registration could defeat perfection. In the ordinary course of servicing the Receivables, TMCC will take steps to effect re-perfection upon receipt of notice of re-registration or information from the obligor as to relocation. Similarly, when an Obligor sells a Financed Vehicle, TMCC must surrender possession of the certificate of title or will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related Receivable before release of the lien. Under each Sale and Servicing Agreement and Pooling and Servicing Agreement, the Servicer will be obligated to take appropriate steps, at the Servicer's expense, to maintain perfection of security interests in the Financed Vehicles and will be obligated to purchase the related Receivable if it fails to do so and such failure has a material and adverse effect on the Trust's interest in the Receivable.

         PRIORITY OF LIENS ARISING BY OPERATION OF LAW. Under the laws of most states (including California), liens for repairs performed on a motor vehicle and liens for unpaid taxes take priority over even a perfected security interest in a financed vehicle. The Code also grants priority to certain federal tax liens over the lien of a secured party. The laws of certain states and federal law permit the confiscation of vehicles by governmental authorities under certain circumstances if used in unlawful activities, which may result in the loss of a secured party's perfected security interest in the confiscated vehicle. TMCC will represent and warrant to the Seller in each Receivables Purchase Agreement, and the Seller will represent and warrant to the Trust in each Sale and Servicing Agreement and Pooling and Servicing Agreement, that, as of related Closing Date, each security interest in a Financed Vehicle is prior to all other present liens (other than tax liens and other liens that arise by operation of law) upon and security interests in such Financed Vehicle. However, liens for repairs or taxes could arise, or the confiscation of a Financed Vehicle could occur, at any time during the term of a Receivable. No notice will be given to the Trustee, any Indenture Trustee, any Noteholders or the Certificateholders in respect of a given Trust if such a lien arises or confiscation occurs which would not give rise to the Seller's repurchase obligation under the related Sale and Servicing Agreement or Pooling and Servicing Agreement or TMCC's repurchase obligation under the related Receivables Purchase Agreement.

REPOSSESSION

         In the event of default by an obligor, the holder of the related retail installment sale contract has all the remedies of a secured party under the UCC, except where specifically limited by other state laws. Among the UCC remedies, the secured party has the right to perform repossession by self-help means, unless such means would constitute a breach of the peace or is otherwise limited by applicable state law. Unless a vehicle financed by TMCC is voluntarily surrendered, self-help repossession is the method employed by TMCC in most states and is accomplished simply by retaking possession thereof. In cases where an obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court, and such vehicle must then be recovered in accordance with that order. In some jurisdictions, the secured party is required to notify such obligor of the default and the intent to repossess the collateral and to give such obligor a time period within which to cure the default prior to repossession. In most states, under certain circumstances after any such financed vehicle has been repossessed, the related obligor may reinstate the related contract by paying the delinquent installments and other amounts due.

NOTICE OF SALE; REDEMPTION RIGHTS

         In the event of default by an obligor under a retail installment sales contract, some jurisdictions require that the obligor be notified of the default and be given a time period within which to cure the default prior to

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

repossession. Generally, this right of cure may only be exercised on a limited number of occasions during the term of the related contract.

         The UCC and other state laws require the secured party to provide an obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. In most states, an obligor has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation and accrued interest thereon plus reasonable expenses for repossessing, holding and preparing the collateral for disposition and arranging for its sale, plus, in some jurisdictions, reasonable attorneys' fees. In some states, an obligor has the right to redeem the collateral prior to actual sale by payment of delinquent installments or the unpaid balance.

DEFICIENCY JUDGMENTS AND EXCESS PROCEEDS

         The proceeds of resale of the vehicles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in those states that do not prohibit or limit such judgments. In addition to the notice requirement, the UCC requires that every aspect of the sale or other disposition, including the method, manner, time, place and terms, be "commercially reasonable". Generally, courts have held that when a sale is not "commercially reasonable," the secured party loses its right to a deficiency judgment. However, the deficiency judgment would be a personal judgment against the obligor for the shortfall, and a defaulting obligor can be expected to have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount or be uncollectible. In addition, the UCC permits the debtor or other interested party to recover for any loss caused by noncompliance with the provisions of the UCC. Also, prior to a sale, the UCC permits the debtor or other interested person to prohibit the secured party from disposing of the collateral if it is established that the secured party is not proceeding in accordance with the "default" provisions under the UCC.

         Occasionally, after resale of a repossessed vehicle and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the creditor to remit the surplus to any holder of a subordinate lien with respect to such vehicle or if no such lienholder exists, the UCC requires the creditor to remit the surplus to the obligor.

CERTAIN BANKRUPTCY CONSIDERATIONS

         The Seller, in structuring the transactions contemplated hereby, has taken steps that are intended to make it unlikely that the voluntary or involuntary application for relief by TMCC under the United States Bankruptcy Code or similar applicable state laws (collectively, "Insolvency Laws") will result in consolidation of the assets and liabilities of the Seller with those of TMCC. These steps include the creation of the Seller as a wholly-owned, limited purpose subsidiary pursuant to articles of incorporation and bylaws containing certain limitations (including requiring that the Seller must at all times have at least one "Independent Director" and restrictions on the nature of the Seller's business and on its ability to commence a voluntary case or proceeding under any Insolvency Law without the affirmative vote of a majority of its directors, including each Independent Director). In addition, to the extent that the Seller granted a security interest in the Receivables to the Trust, and that interest was validly perfected before the bankruptcy or insolvency of TMCC and was not taken or granted in contemplation of insolvency or with the intent to hinder, delay or defraud TMCC or its creditors, that security interest should not be subject to avoidance, and payments to the Trust with respect to the Receivables should not be subject to recovery by a creditor or trustee in bankruptcy of TMCC. If, notwithstanding the foregoing, (i) a court concluded that the assets and liabilities of the Seller should be consolidated with those of TMCC in the event of the application of applicable Insolvency Laws to TMCC or following the bankruptcy or insolvency of TMCC the security interest in the Receivables granted by the Seller to the Trust should be avoided, (ii) a filing were made under any Insolvency Law by or against the Seller or (iii) an attempt were made to litigate any of the foregoing issues, delays in payments on the Certificates and possible reductions in the amount of such payments could occur.

         On the Closing Date, the Seller will receive the opinion of O'Melveny & Myers LLP to the effect that, based on a reasoned analysis of analogous case law (although there is no precedent based on directly similar facts),

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and, subject to certain facts, assumptions and qualifications specified therein and applying the principles set forth therein, in the event of a voluntary or involuntary case in respect of TMCC under Title 11 of the United States Bankruptcy Code at a time when TMCC and the Seller were insolvent, the property of the Seller would not properly be substantively consolidated with the property of the estate of TMCC. Among other things, it is assumed in such opinion that the Seller will follow certain procedures in the conduct of its affairs, including maintaining records and books of account separate from those of TMCC, refraining from commingling its assets with those of TMCC, and refraining from holding itself out as having agreed to pay, or being liable for, the debts of TMCC. The Seller intends to follow these and other procedures related to maintaining its separate corporate identity. However, there can be no assurance that a court would not conclude that the assets and liabilities of the Seller should be consolidated with those of TMCC.

         TMCC will warrant in the Receivables Purchase Agreement that the sale of the Receivables by it to the Seller is a valid sale. Notwithstanding the foregoing, if TMCC were to become a debtor in a bankruptcy case a court could take the position that the sale of Receivables to the Seller should instead be treated as a pledge of such Receivables to secure a borrowing of such debtor. If a court were to reach such conclusions, or a filing were made under any Insolvency Law by or against the Seller, or if an attempt were made to litigate any of the foregoing issues, delays in payments on the Securities (and possible reductions in the amount of such payments) could occur. In addition, if the transfer of Receivables to the Seller is treated as a pledge instead of a sale, a tax or government lien on the property of TMCC arising before the transfer of a Receivable to the Seller may have priority over the Seller's interest in such Receivable. In addition, while TMCC is the Servicer, cash collections on the Receivables may be commingled with the funds of TMCC and, in the event of the bankruptcy of TMCC, the Trust may not have a perfected interest in such collections.

         TMCC and the Seller will treat the transactions described herein as a sale of the Receivables to the Seller, such that the automatic stay provisions of the United States Bankruptcy Code should not apply to the Receivables in the event that TMCC were to become a debtor in a bankruptcy case.

CONSUMER PROTECTION LAWS

         Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance. These laws include the Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, state adoptions of the National Consumer Act and of the Uniform Consumer Credit Code and state motor vehicle retail installment sales acts and other similar laws. Also, state laws impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability could affect an assignee's ability to enforce consumer finance contracts such as the Receivables.

         The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission (the "FTC Rule"), the provisions of which are generally duplicated by the Uniform Consumer Credit Code, other statutes or the common law, has the effect of subjecting a seller (and certain related creditors and their assignees) in a consumer credit transaction to all claims and defenses which the obligor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by the obligor under the contract, and the holder of the contract may also be unable to collect any balance remaining due thereunder from the obligor. The FTC Rule is generally duplicated by the Uniform Consumer Credit Code, other state statutes or the common law in certain states.

         Most of the Receivables will be subject to the requirements of the FTC Rule. Accordingly, each Trust, as holder of the related Receivables, will be subject to any claims or defenses that the purchaser of the applicable Financed Vehicle may assert against the seller of the Financed Vehicle. As to each Obligor, such claims are limited to a maximum liability equal to the amounts paid by the Obligor on the related Receivable. Under most state motor vehicle dealer licensing laws, sellers of motor vehicles are required to be licensed to sell motor vehicles at retail sale. Furthermore, federal odometer regulations promulgated under the Motor Vehicle Information and Cost Savings Act require that all sellers of new and used vehicles furnish a written statement signed by the seller certifying the

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accuracy of the odometer reading. If a seller is not properly licensed or if a written odometer disclosure statement was not provided to the purchaser of the related financed vehicle, an obligor may be able to assert a defense against the seller of the vehicle. If an Obligor were successful in asserting any such claim or defense, such claim or defense would constitute a breach of the Seller's warranties under the related Sale and Servicing Agreement or Pooling and Servicing Agreement and a breach of TMCC's warranties under the related Receivables Purchase Agreement and would create an obligation of the Seller and TMCC, respectively, to repurchase the Receivable unless the breach is cured. See "Description of the Transfer and Servicing Agreements --Sale and Assignment of Receivables".

         Courts have applied general equitable principles to secured parties pursuing repossession and litigation involving deficiency balances. These equitable principles may have the effect of relieving an obligor from some or all of the legal consequences of a default.

         In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. Courts have generally upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor do not involve sufficient state action to afford constitutional protection to borrowers.

         From time to time, TMCC has been involved in litigation under consumer protection laws. In addition, with respect to the Receivables originated in California, a significant number may provide that such Receivables may be rescinded by the related Dealer if such Dealer is unable to assign the Receivable to a lender within ten days of the date of such Receivable. Although there is authority, which is not binding on any court, providing that a conditional sale contract containing such a provision would be unenforceable under California law, to the knowledge of TMCC and the Seller, this enforceability issue has not been presented before any California court.

         TMCC and the Seller will represent and warrant under each Receivables Purchase Agreement and each Sale and Servicing Agreement and Pooling and Servicing Agreement, as applicable, that each Receivable complies with all requirements of law in all material respects. In addition, with respect to any Trust as to which 10% or more of the Receivables were originated in California, on the applicable Closing Date, the Seller will receive an opinion of counsel to the effect that all of the California Receivables are enforceable under California law and applicable federal laws, subject to customary exceptions. Accordingly, if an Obligor has a claim against such Trust for violation of any law and such claim materially and adversely affects such Trust's interest in a Receivable, such violation would constitute a breach of the representations and warranties of TMCC under the Receivables Purchase Agreement and the Seller under such Sale and Servicing Agreement or Pooling and Servicing Agreement and would create an obligation of TMCC and the Seller to repurchase the Receivable unless the breach is cured. See "Description of the Transfer and Servicing Agreements --Sale and Assignment of Receivables".

OTHER LIMITATIONS

         In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a secured party to realize upon collateral or to enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a creditor from repossessing a vehicle and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the vehicle at the time of bankruptcy (as determined by the court), leaving the creditor as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

         Under the terms of the Soldiers' and Sailors' Relief Act of 1940, an Obligor who enters the military service after the origination of such Obligor's Receivable (including an Obligor who is a member of the National Guard or is in reserve status at the time of the origination of the Obligor's Receivable and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such Obligor's active duty status, unless a court orders otherwise upon application of the lender. In addition, some states, including California, allow members of the National Guard to extend payments on any contract obligation if called into active service by the Governor for a period exceeding 7 days. It is possible that the foregoing could have an effect on the ability of the Servicer to collect the full amount of interest owing on certain of the Receivables. In addition, the Soldiers' and Sailors' Relief

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Act of 1940 and the laws of some states, including California, New York and New
Jersey, impose limitations that would impair the ability of the Servicer to repossess an affected Receivable during the Obligor's period of active duty status. Thus, in the event that such a Receivable goes into default, there may be delays and losses occasioned by the inability to exercise the Trust's rights with respect to the related Financed Vehicle in a timely fashion.

         Any such shortfall pursuant to either of the two preceding paragraphs, to the extent not covered by amounts payable to the Securityholders from amounts on deposit in the related Reserve Fund or from coverage provided under any other credit enhancement mechanism, could result in losses to the Securityholders.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of the Notes and the Certificates of any series, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of tax counsel to each Trust with respect to the related series on the material matters associated with such consequences, subject to the qualifications set forth herein. "Tax Counsel" with respect to each Trust will be O'Melveny & Myers LLP. The summary does not purport to deal with federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. For example, it does not discuss the tax treatment of Noteholders or Certificateholders that are insurance companies, regulated investment companies or dealers in securities. Moreover, there are no cases or Internal Revenue Service ("IRS") rulings on similar transactions involving both debt and equity interests issued by a trust with terms similar to those of the Notes and the Certificates. As a result, the IRS may disagree with all or a part of the discussion below. Prospective investors are urged to consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Notes and the Certificates.

         The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive. Each Trust will be provided with an opinion of Tax Counsel regarding certain federal income tax matters discussed below. An opinion of Tax Counsel, however, is not binding on the IRS or the courts. No ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the Trust, the Notes, the Certificates and related terms, parties and documents shall be deemed to refer, unless otherwise specified herein, to each Trust and the Notes, Certificates and related terms, parties and documents applicable to such Trust. The federal income tax consequences to Certificateholders will vary depending on whether the Trust will be treated as a partnership or as a grantor trust under the Code. The Prospectus Supplement for each Series of Certificates will specify whether the Trust will be treated as a partnership (or other form of entity not subject to entity-level taxation) or as a grantor trust.

TAX TREATMENT OF OWNER TRUSTS

         TAX CHARACTERIZATION OF THE TRUST

         The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of the Notes and the Certificates of a Trust nominally referred to as an "owner trust" in the applicable prospectus (an "Owner Trust"), to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of Tax Counsel to each Owner Trust with respect to the related series on the material matters associated with those consequences, subject to the qualifications set forth in this Prospectus. In addition, Tax Counsel has prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences --Tax Treatment of Owner Trusts," and is of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, it is suggested that each investor consult its own tax advisor with regard to the tax consequences to it of investing in Notes or Certificates.

         Tax Counsel will deliver its opinion that an Owner Trust will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption

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that the terms of the Related Documents will be complied with, and on Tax
Counsel's conclusions that the nature of the income of the Trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations.

         If the Owner Trust were taxable as a corporation for federal income tax purposes, the Trust would be subject to corporate income tax on its taxable income. The Trust's taxable income would include all its income on the Receivables, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and the Certificates, and Certificateholders could be liable for any such tax that is not paid by the Owner Trust.

         TAX CONSEQUENCES TO OWNERS OF THE NOTES

         TREATMENT OF THE NOTES AS INDEBTEDNESS. The Seller and any Noteholders will agree, and the beneficial owners of the Notes (the "Note Owners") will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. Tax Counsel will, except as otherwise provided in the related Prospectus Supplement, deliver its opinion that the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

         OID, INDEXED SECURITIES, ETC. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, and that the Notes are not Indexed Securities or Strip Notes (as defined in this Prospectus). Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated interest" under Treasury regulations (the "OID regulations") relating to original issue discount ("OID"), and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 1/4% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. In determining whether any OID on the Notes is de minimus, the Seller expects to use a reasonable assumption regarding prepayments (a "Prepayment Assumption") to determine the weighted average maturity of the Notes. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such Notes will be disclosed in the applicable Prospectus Supplement.

         INTEREST INCOME ON THE NOTES. Based on the above assumptions, except as discussed in the following paragraph, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Note Owner as ordinary interest income when received or accrued in accordance with that Note Owner's method of tax accounting. Under the OID regulations, the Note Owner of a
Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

         The Note Owner of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a "Short-Term Note") may be subject to special rules. An accrual basis Note Owner of a Short-Term Note (and certain cash method Note Owners, including regulated investment companies, as set forth in Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis or under a constant yield method over the term of each interest period. Other cash basis Note Owners of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term
Note). However, a cash basis Note Owner of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis Note Owner that is not required to report interest income as it accrues under Section 1281 may elect to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the Note Owner would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

         SALE OR OTHER DISPOSITION. If a Note Owner sells a Note, the Note Owner will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Note Owner's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Note Owner will equal the Note Owner's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included in income by such Note

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

Owner with respect to the Note and decreased by the amount of bond premium, if any, previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss, and any gain or loss recognized on a prepayment of the Notes, will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

         FOREIGN HOLDERS. Interest paid (or accrued) to a Note Owner who is not a U.S. Person (a "Foreign Owner") generally will be considered "portfolio interest," and generally will not be subject to United States federal income tax and withholding tax if the interest is not effectively connected with the conduct of a trade or business within the United States by the Foreign Owner and
(i) the Foreign Owner is not actually or constructively a "10 percent shareholder" of the Trust or the Seller (including a Certificateholder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust or the Seller is a "related Owner" within the meaning of the Code (ii) the Foreign Owner is not a bank receiving interest described in
Section 881(c)(3)(A) of the Code, (iii) the interest is not contingent interest described in Section 871(h)(4) of the Code, and (iv) the Foreign Owner does not bear certain relationships to any Certificateholder. To qualify for the exemption from taxation, the Foreign Owner must provide the applicable Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8BEN or a similar form), signed under penalties of perjury, certifying that the Note Owner is a Foreign Owner and providing the Foreign Owner's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8BEN or substitute form provided by the Foreign Owner and the Foreign Owner must notify the financial institution acting on its behalf of any changes to the information on the Form W-8BEN (or substitute form) within 30 days of any such change. If interest paid to a Foreign Owner is not considered portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty. In order to claim the benefit of any applicable tax treaty, the Foreign Owner must provide the Trustee or other person who is required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8BEN or a similar form), signed under penalties of perjury, certifying that the Foreign Owner is entitled to benefits under the treaty.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a Foreign Owner will be exempt from United States federal income and withholding tax, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Owner and (ii) in the case of an individual Foreign Owner, the Foreign Owner is not present in the United States for 183 days or more during the taxable year of disposition.

         As used herein, a "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is from sources outside the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or (iv) a trust if
(a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust or (b) the trust was in existence on August 20, 1996 and is eligible to elect, and has made a valid election, to be treated as a U.S. Person despite not meeting the requirements in clause (a).

         BACKUP WITHHOLDING. Each Note Owner (other than an exempt Note Owner such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate (on Form W-9) providing the Note Owner's name, address, correct federal taxpayer identification number and a statement that the Note Owner is not subject to backup withholding. Should a nonexempt Note Owner fail to provide the required certification, the Owner Trust will be required to withhold 31 percent of the amount otherwise payable to the Note Owner, and remit the withheld amount to the IRS as a credit against the Note Owner's federal income tax liability.

         NEW WITHHOLDING REGULATIONS. Recently, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance

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standards. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. It is suggested that prospective investors consult their own tax advisors regarding the New Regulations.

         POSSIBLE ALTERNATIVE TREATMENTS OF THE NOTES. If, contrary to the opinion of Tax Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Owner Trust. If so treated, the Trust might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity). Alternatively, and most likely in the view of Tax Counsel, the Trust might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain Note Owners. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income", income to Foreign Owners may be subject to U.S. tax and cause Foreign Owners to be subject to U.S. tax return filing and withholding requirements, and individual Note Owners might be subject to certain limitations on their ability to deduct their share of Trust expenses.

         TAX CONSEQUENCES TO OWNERS OF THE CERTIFICATES

         TREATMENT OF THE TRUST AS A PARTNERSHIP. The Seller and the Servicer will agree, and the beneficial owners of the Certificates (the "Certificate Owners") will agree by their purchase of Certificates, to treat the Owner Trust as a partnership (or as an entity disregarded as separate from the Certificate Owner in the event that there is a single Certificate Owner) for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income. If the trust is treated as a partnership, the assets of the partnership would be the assets held by the Trust, the partners of the partnership would be the Certificate Owners (including the Seller in its capacity as recipient of payments from the Reserve Fund), and the Notes would be debt of the partnership. However, the proper characterization of the arrangement involving the Owner Trust, the Certificates, the Notes, the Seller and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

         A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Seller or the Owner Trust. Any such characterization would not result in materially adverse tax consequences to Certificate Owners as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

         INDEXED SECURITIES, ETC. The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are Indexed Securities or Strip Certificates, and that a series of Securities includes a single class of Certificates. If these conditions are not satisfied with respect to any given series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.

         PARTNERSHIP TAXATION. As a partnership, the Owner Trust will not be subject to federal income tax. Rather, each Certificate Owner will be required to separately take into account that owner's allocated share of income, gains, losses, deductions and credits of the Owner Trust. The Trust's income will consist primarily of interest and finance charges earned on the Receivables (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Receivables. The Trust's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Receivables.

         The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). In the Trust Agreement, the Certificate Owners will agree that the yield on a Certificate is intended to qualify as a "guaranteed payment" and not as a distributive share of partnership income. A guaranteed payment would be treated by a Certificate Owner as ordinary income, but may well not be treated as interest income. The Trust Agreement will provide that, to the extent that such treatment is not respected, the Certificate Owners of each class of Certificates will be allocated taxable income of the Owner Trust for each month equal to the sum of (i) the interest that accrues

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on the Certificates in accordance with their terms for such month, including interest accruing at the Pass Through Rate for such month and interest on amounts previously due on the Certificates but not yet paid; (ii) any Trust income attributable to discount on the Receivables that corresponds to any excess of the principal amount of the Certificates over their initial issue price; (iii) prepayment premium payable to the Certificate Owners for such month; and (iv) any other amounts of income payable to the Certificate Owners for such month. Such allocation will be reduced by any amortization by the Owner Trust of premium on Receivables that corresponds to any excess of the initial issue price of Certificates over their initial principal amount. All remaining taxable income of the Owner Trust will be allocated to the Seller. Except as provided below, losses and deductions generally will be allocated to the Certificate Owners only to the extent the Certificate Owners are reasonably expected to bear the economic burden of such losses or deductions. Any losses allocated to Certificate Owners could be characterized as capital losses, and the Certificate Owners generally would only be able to deduct such losses against capital gain income, and deductions would be subject to the limitations set forth below. Accordingly, a Certificate Owner's taxable income from the Trust could exceed the cash it is entitled to receive from the Trust.

         Based on the economic arrangement of the parties, this approach for allocating Trust income and loss should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificate Owners. Moreover, even under the foregoing method of allocation, Certificate Owners may be allocated income equal to the entire Pass Through Rate plus the other items described above even though the Trust might not have sufficient cash to make current cash payments of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and Certificate Owners may become liable for taxes on Trust income even if they have not received cash from the Trust to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificate Owners but Certificate Owners may be purchasing Certificates at different times and at different prices, Certificate Owners may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust.

         For each taxable year of the Certificate Owner, the Certificate Owner will be required to report items of income, loss and deduction allocated to them by the Trust for the Trust's taxable year that ends on or before the last day of such taxable year of the Certificate Owner. The Code prescribes certain rules for determining the taxable year of the Owner Trust. It is likely that, under these rules, the taxable year of the Owner Trust will be the calendar year. However, in the event that all of the Certificate Owners possessing a 5 percent or greater interest in the equity or profits of the Trust share a taxable year that is other than the calendar year, the Trust would be required to use that year as its taxable year.

         A significant portion of the taxable income allocated to a Certificate Owner that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to that Certificate Owner under the Code.

         An individual taxpayer's share of expenses of the Owner Trust (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such Certificate Owner being taxed on an amount of income that exceeds the amount of cash actually paid to such Certificate Owner over the life of the Trust.

         The Owner Trust intends to make all tax calculations relating to income and allocations to Certificate Owners on an aggregate basis. If the IRS were to require that such calculations be made separately for each Receivable, the Trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificate Owners.

         DISCOUNT AND PREMIUM. It is believed that the Receivables were not issued with OID, and, therefore, the Owner Trust should not have OID income. However, the purchase price paid by the Trust for the Receivables may be greater or less than the remaining principal balance of the Receivables at the time of purchase. If so, the Receivables will have been acquired at a premium or discount, as the case may be. (As indicated above, the Owner Trust will make this calculation on an aggregate basis, but might be required to recompute it on a Receivable-by-Receivable basis.)
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

         If the Owner Trust acquires the Receivables at a market discount or premium, the Trust will elect to include any such discount in income currently as it accrues over the life of the Receivables or to offset any such premium against interest income on the Receivables. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificate Owners.

         SECTION 708 TERMINATION. Under Section 708 of the Code, the Owner Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. If such a termination occurs, the Trust will be considered to transfer all of it assets and liabilities to a new partnership in exchange for an interest in the new partnership, after which the Trust would be deemed to distribute interests in the new partnership to Certificate Owners (including the purchasing partner who caused the termination) in liquidation of the terminated partnership. The Trust will not comply with certain technical requirements that might apply when such a constructive termination occurs. As a result, the Owner Trust may be subject to certain tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Trust might not be able to comply due to lack of data.

         DISPOSITION OF CERTIFICATES. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificate Owner's tax basis in a Certificate will generally equal the Certificate Owner's cost increased by the Certificate Owner's share of Trust income (includible in income) and decreased by any payments received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the Certificate Owner's share of the Notes and other liabilities of the Owner Trust. A Certificate Owner acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

         Any gain on the sale of a Certificate attributable to the Certificate Owner's share of unrecognized accrued market discount on the Receivables would generally be treated as ordinary income to the Certificate Owner and would give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Owner Trust will elect to include market discount in income as it accrues.

         If a Certificate Owner is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash payments with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

         ALLOCATIONS BETWEEN TRANSFERORS AND TRANSFEREES. In general, the Owner Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificate Owners in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a Certificate Owner purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

         The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Owner Trust might be reallocated among the Certificate Owners. The Seller is authorized to revise the Owner Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

         SECTION 754 ELECTION. In the event that a Certificate Owner sells its Certificates at a profit (loss), the purchasing Certificate Owner will have a higher (lower) basis in the Certificates than the selling Certificate Owner had. The tax basis of the Owner Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result, Certificate Owners might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.

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

         ADMINISTRATIVE MATTERS. The Owner Trustee is required to keep or have kept complete and accurate books of the Owner Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be set forth in the related Prospectus Supplement. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust during which the Trust is treated as a partnership for federal income tax purposes and for each such taxable year will report each Certificate Owner's allocable share of items of Trust income and expense to Certificate Owners and the IRS on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the Certificate Owners. Generally, Certificate Owners must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties unless the Certificate Owner timely notifies the IRS of all such inconsistencies.

         Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Owner Trust with a statement containing certain information on the nominee, the Certificate Owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each Certificate Owner (x) the name, address and identification number of such person, (y) whether such person is a U. S. Person, a tax-exempt entity or a foreign government, an international organization, or any wholly-owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January
31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

         The Seller will be designated as the tax matters partner in the related Trust Agreement and, as such, is designated to receive notice on behalf of, and to provide notice to those Certificate Owners not receiving notice from, the IRS, and to represent the Certificate Owners in certain disputes with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Owner Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificate Owners, and, under certain circumstances, a Certificate Owner may be precluded from separately litigating a proposed adjustment to the items of the Owner Trust. As the tax matters partner, the Seller may enter into a binding settlement on behalf of all Certificate Owners with a less than 1 percent interest in the Trust (except for any group of such Certificate Owners with an aggregate interest of 5 percent or more in Trust profits that elects to form a notice group or Certificate Owners who otherwise notify the IRS that the Seller is not authorized to settle on their behalf). In the absence of a proceeding at the Trust level, a Certificate Owner under certain circumstances may pursue a claim for credit or refund on his own behalf by filing a request for administrative adjustment of a Trust item. Each Certificate Owner is advised to consult its own tax advisor with respect to the impact of these procedures on its particular case. An adjustment could also result in an audit of a Certificate Owner's returns and adjustments of items not related to the income and losses of the Trust.

         TAX CONSEQUENCES TO FOREIGN CERTIFICATEHOLDERS. It is not clear whether the Owner Trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to Certificate Owners that are not U.S. Persons ("Foreign Certificate Owners") because there is no clear authority dealing with that issue under facts substantially similar to those described in this Prospectus. Although it is not expected that the Owner Trust would be engaged in a trade or business in the United States for such purposes, the Trust will withhold as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold. The Trust expects to withhold on the portion of its taxable income that is allocable to Foreign Certificate Owners pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for Foreign Certificate Owners that are taxable as corporations and 39.6% for all other Foreign Certificate Owners. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a Foreign Certificate Owner's withholding status, the Trust may rely on IRS Form W-8BEN or successor form, IRS Form W-9 or the Certificate Owner's certification of nonforeign status signed under penalties of perjury.

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

         Each Foreign Certificate Owner might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Owner Trust's income. Each Foreign Certificate Owner must obtain a taxpayer identification number from the IRS and submit that number to the Trust on Form W-8BEN in order to assure appropriate crediting of the taxes withheld. A Foreign Certificate Owner generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Foreign Certificate Owner generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest", in which case Foreign Certificate Owners would be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a Foreign Certificate Owner would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

         BACKUP WITHHOLDING. Payments made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificate Owner fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code. See "Tax Consequences to Owners of the Notes
- Backup Withholding."

TAX TREATMENT OF GRANTOR TRUSTS

         TAX CHARACTERIZATION OF THE TRUST

         The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of the Certificates of a Trust nominally referred to as a "grantor trust" in the applicable prospectus supplement (a "Grantor Trust"), to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of Tax Counsel to each Grantor Trust with respect to the related series on the material matters associated with such consequences, subject to the qualifications set forth in this Prospectus. In addition, Tax Counsel has prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences --Tax Treatment of Grantor Trusts", and is of the opinion that such statements are correct in all material respects. Those statements are intended as an explanatory discussion of the possible effects of the classification of any Trust as a grantor trust for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, it is suggested that each investor consult its own tax advisor with regard to the tax consequences to it of investing in Certificates of a Grantor Trust ("Grantor Trust Certificates").

         Tax Counsel will deliver its opinion that the Grantor Trust will not be classified as an association taxable as a corporation and that such Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of Chapter 1 of Subtitle A of the Code. In this case, beneficial owners of Grantor Trust Certificates (referred to herein as "Grantor Trust Certificateholders") could be considered to own either (i) an undivided interest in a single debt obligation held by the Grantor Trust and having a principal amount equal to the total stated principal amount of the Receivables and an interest rate equal to the relevant Pass Through Rate or (ii) an interest in each of the Receivables and any other Trust property.

         The determination of whether the economic substance of a property transfer is a sale or a loan secured by the transferred property has been made by the IRS and the courts on the basis of numerous factors designed to determine whether the transferor has relinquished (and the transferee has obtained) substantial incidents of ownership in the property. Among those factors, the primary factors examined are whether the transferee has the opportunity to gain if the property increases in value, and has the risk of loss if the property decreases in value.

         The relevant pooling and servicing agreement will express the intent of the Seller to sell, and the Grantor Trust Certificateholders to purchase, the Receivables, and the Seller and each Grantor Trust Certificateholder, by accepting a beneficial interest in a Grantor Trust Certificate, will agree to treat the Grantor Trust Certificates as ownership interests in the Receivables and any other Trust property.

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

         TREATMENT AS DEBT OBLIGATION. If a Grantor Trust Certificateholder was considered to own an undivided interest in a single debt obligation, the principles described under "Tax Treatment of Owner Trusts--Tax Consequences to Owners of the Notes" would apply. Each Grantor Trust Certificateholder, rather than reporting its share of the interest accrued on each Receivable, would, in general, be required to include in income interest accrued or received on the principal amount of the Grantor Trust Certificates at the relevant Pass Through Rate in accordance with its usual method of accounting.

         The Grantor Trust Certificates would be subject to the original issue discount ("OID") rules, described below under "Stripped Bonds and Stripped Coupons-Original Issue Discount." In determining whether such OID is de minimus, the weighted average life of the Grantor Trust Certificates would be determined using a reasonable assumption regarding anticipated prepayments (a "Prepayment Assumption"). OID includible in income for any accrual period (generally, the period between payment dates) would generally be calculated using a Prepayment Assumption and an anticipated yield established as of the date of initial sale of the Grantor Trust Certificates, and would increase or decrease to reflect prepayments at a faster or slower rate than anticipated. The Grantor Trust Certificates would also be subject to the market discount provisions of the Code to the extent that a Grantor Trust Certificateholder purchased such Certificates at a discount from the initial issue price (as adjusted to reflect prior accruals of OID).

         The remainder of the discussion herein assumes that a Grantor Trust Certificateholder will be treated as owning an interest in each Receivable (and the proceeds therefrom) and any other Trust property, although for administrative convenience, the Servicer will report information on an aggregate basis (as though all of the Receivables were a single obligation). The amount, and in some instances, character, of the income reported to a Grantor Trust Certificateholder may differ under this method for a particular period from that which would be reported on a precise asset-by-asset basis.

         CHARACTERIZATION. Each Grantor Trust Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the Trust represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the Receivables in the Grantor Trust. Any amounts received by a Grantor Trust Certificateholder in lieu of amounts due with respect to any Receivable because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

         Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with such Grantor Trust Certificateholder's method of accounting its pro rata share of the entire income from the Receivables in the Trust represented by Grantor Trust Certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption, late payment charges received by the Servicer and any gain recognized upon collection or disposition of the Receivables. Under Sections 162 or 212, each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the Servicer, provided that such amounts are reasonable compensation for services rendered to the Trust. Grantor Trust Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent such expenses plus all other Section 212 expenses exceed two percent of its adjusted gross income.

         A Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the Servicer. A Grantor Trust Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the Servicer, whichever is earlier. Because (1) interest accrues on the Receivables over differing monthly periods and is paid in arrears and (2) interest collected on a Receivable generally is paid Grantor Trust Certificateholders in the following month, the amount of interest accruing to a Grantor Trust Certificateholder during any calendar month will not equal the interest distributed in that month. If the servicing fees paid to the Servicer are deemed to exceed reasonable servicing compensation, the amount of such excess could be considered as an ownership interest retained by the Servicer (or any person to whom the Servicer assigned for value all or a portion of the servicing fees) in a portion of the interest payments on the Receivables. The Receivables would then be subject to the "stripped bond" and "coupon stripping" rules of the Code discussed below.

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         DISCOUNT AND PREMIUM. In determining whether a Grantor Trust
Certificateholder has purchased its interest in the Receivables (or any Receivable) held by the related Trust at a discount or premium and whether the Receivables (or any Receivable) have OID, market discount, or amortizable premium, a portion of the purchase price of a Certificate should be allocated to the Grantor Trust Certificateholder's undivided interest in accrued but unpaid interest, and amounts collected at the time of purchase but not distributed. As a result, the portion of the purchase price allocable to a Grantor Trust Certificateholder's undivided interest in the Receivables (or any Receivable) will be increased or decreased, as applicable, and the potential OID, market discount, or amortizable premium on the Receivables (or any Receivable) could be increased or decreased accordingly.

         PREMIUM. A Grantor Trust Certificateholder that acquires an interest in Receivables at a premium over the "stated redemption price at maturity" of the Receivables may elect to amortize that premium under a constant interest method. Amortizable bond premium will be treated as an offset to interest income on that Grantor Trust Certificate. The basis for that Grantor Trust Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Section 171. With some exceptions, a Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the Grantor Trust Certificateholder holds during the year of the election or thereafter. Absent an election to amortize bond premium, the premium will be deductible as an ordinary loss upon disposition of the Certificate or pro rata as principal is paid on the Receivables.

         If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a Grantor Trust Certificate acquired at a premium should recognize a loss if a Receivable prepays in full, equal to the difference between the portion of the prepaid principal amount of such Receivable that is allocable to the Grantor Trust Certificate and the portion of the adjusted basis of the Grantor Trust Certificate that is allocable to such Receivable. If a reasonable prepayment assumption is used to amortize such premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

         STRIPPED BONDS AND STRIPPED COUPONS. Although the tax treatment of stripped bonds is not entirely clear, based on recent guidance from the IRS, each purchaser of a Grantor Trust Certificate will be treated as the purchaser of a stripped bond which generally should be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any original issue discount. Generally, under applicable Treasury regulations (the "Section 1286 Treasury Regulations"), if the discount on a stripped bond is larger than a de minimis amount (as calculated for purposes of the OID rules of the Code), such stripped bond will be considered to have been issued with OID. See "Original Issue Discount." Based on the preamble to the Section 1286 Treasury Regulations, Tax Counsel is of the opinion that, although the matter is not entirely clear, the interest income on the Certificates at the sum of the Pass Through Rate and the portion of the Total servicing fee Rate that does not constitute excess servicing will be treated as "qualified stated interest" within the meaning of the Section 1286 Treasury Regulations and such income will be so treated in the Trustee's tax information reporting.

         ORIGINAL ISSUE DISCOUNT. The IRS has stated in published rulings that, in circumstances similar to those described herein, the special rules of the Code relating to "original issue discount" (currently Sections 1271 through 1273 and 1275) will be applicable to a Grantor Trust Certificateholder's interest in those Receivables meeting the conditions necessary for these sections to apply. Generally, a Grantor Trust Certificateholder that acquires an undivided interest in a Receivable issued or acquired with OID must include in gross income the sum of the "daily portions," as defined below, of the OID on such Receivable for each day on which it owns a Grantor Trust Certificate, including the date of purchase but excluding the date of disposition. In the case of an original Grantor Trust Certificateholder, the daily portions of OID with respect to a Receivable generally would be determined as follows. A calculation will be made of the portion of OID that accrues on the Receivable during each successive monthly accrual period (or shorter period in respect of the date of original issue or the final Payment Date). This will be done, in the case of each full monthly accrual period, by adding (i) the present value of all remaining payments to be received on the Receivable under the prepayment assumption used in respect of the Receivables and (ii) any payments received during such accrual period, and subtracting from that total the "adjusted issue price" of the Receivable at the beginning of such accrual period. No representation is made that the Receivables will prepay

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

at any prepayment assumption. The "adjusted issue price" of a Receivable at the beginning of the first accrual period is its issue price (as determined for purposes of the OID rules of the Code) and the "adjusted issue price" of a Receivable at the beginning of a subsequent accrual period is the "adjusted issue price" at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment (other than "qualified stated interest") made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to a reasonable method, provided that such method is consistent with the method used to determine the yield to maturity of the Receivables.

         With respect to the Receivables, the method of calculating OID as described above will cause the accrual of OID to either increase or decrease (but never below zero) in any given accrual period to reflect the fact that prepayments are occurring at a faster or slower rate than the prepayment assumption used in respect of the Receivables. Subsequent purchasers that purchase Receivables at more than a de minimis discount should consult their tax advisors with respect to the proper method to accrue such OID.

         MARKET DISCOUNT. A Grantor Trust Certificateholder that acquires an undivided interest in Receivables may be subject to the market discount rules of Sections 1276 through 1278 to the extent an undivided interest in a Receivable is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of such Receivable allocable to such Certificateholder's undivided interest over such Certificateholder's tax basis in such interest. Market discount with respect to a Grantor Trust Certificate will be considered to be zero if the amount allocable to the Grantor Trust Certificate is less than 0.25% of the Grantor Trust Certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

         The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a Grantor Trust Certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period. For Grantor Trust Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Grantor Trust Certificates) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Grantor Trust Certificate purchased at a discount or premium in the secondary market.

         A Grantor Trust Certificateholder who acquired a Grantor Trust Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Grantor Trust Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such Grantor Trust Certificateholder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such Grantor Trust Certificateholder in that taxable year or thereafter, the interest deferral rule described above will not apply.

         ELECTION TO TREAT ALL INTEREST AS OID. The OID regulations permit a Grantor Trust Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a Grantor Trust Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Grantor Trust Certificateholder acquires during the year of the election or thereafter. Similarly, a Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Grantor Trust Certificateholder owns or acquires. See " --Premium" herein. The election to accrue interest, discount and premium on a constant yield method with respect to a Grantor Trust Certificate is irrevocable except with the approval of the IRS.

         SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE. Sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the Grantor Trust Certificateholder's adjusted basis in the Grantor Trust Certificate. Such adjusted basis generally will equal the Grantor Trust Certificateholder's purchase price for the Grantor Trust Certificate, increased by the OID included in the Grantor Trust Certificateholder's gross income with respect to the Grantor Trust Certificate, and reduced by principal payments on the Grantor Trust Certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a Grantor Trust Certificate is a "capital asset" within the meaning of Section 1221, and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period (currently more than one year).

         Grantor Trust Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1), so that gain or loss recognized from the sale of a Grantor Trust Certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

         FOREIGN PERSONS. Generally, interest or OID paid by the person required to withhold tax under Section 1441 or 1442 to (i) a Grantor Trust Certificateholder that is not a U.S. Person (as defined herein) (a "Foreign Grantor Trust Certificateholder") or (ii) a Grantor Trust Certificateholder holding on behalf of a Foreign Grantor Trust Certificateholder, as well as accrued OID recognized by a Foreign Grantor Trust Certificateholder on the sale or exchange of such a Grantor Trust Certificate, will not be subject to withholding to the extent that a Grantor Trust Certificate evidences ownership in Receivables issued after July 18, 1984 by natural persons if such Foreign Grantor Trust Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the Foreign Grantor Trust Certificateholder under penalties of perjury, certifying that such Foreign Grantor Trust Certificateholder is not a U.S. Person and providing the name and address of such Grantor Trust Certificateholder). Additional restrictions apply to Receivables where the obligor is not a natural person in order to qualify for the exemption from withholding.

         INFORMATION REPORTING AND BACKUP WITHHOLDING. The Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Grantor Trust Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist Grantor Trust Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold Grantor Trust Certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a Grantor Trust Certificateholder fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a payment to a recipient would be allowed as a credit against such recipient's federal income tax liability.

                         CERTAIN STATE TAX CONSEQUENCES

TAX TREATMENT OF OWNER TRUSTS

         The activities to be undertaken by the Servicer in servicing and collecting the Receivables will take place in California. The State of California imposes a state individual income tax and a corporate franchise tax on corporations, partnerships and other entities doing business in the State of California. This discussion relates only to Owner Trusts, and is based upon present provisions of California statutes and the regulations promulgated thereunder, and applicable judicial or ruling authority, all of which are subject to change, which change may be retroactive.

         Because of the variation in each state's tax laws based in whole or in part upon income, it is impossible to predict tax consequences to holders of Notes and Certificates in all of the state taxing jurisdictions in which they are already subject to tax. Note Owners and Certificate Owners are urged to consult their own tax advisors with respect to state tax consequences arising out of the purchase, ownership and disposition of Notes and Certificates.

         For purposes of the following summary, references to the Trust, the Notes, the Certificates and related terms, parties and documents shall be deemed to refer, unless otherwise specified herein, to each Owner Trust and the Notes, Certificates and related terms, parties and documents applicable to such Trust.

         TAX TREATMENT OF THE TRUST

         Based on regulations issued by the Franchise Tax Board with respect to the California tax characterization of an Owner Trust as a partnership and not as an association taxable as a corporation or other taxable entity, Tax Counsel will opine that an Owner Trust will not be an association (or publicly traded partnership) treated as a corporation for California tax purposes. In such case, the resulting constructive partnership should not be treated as doing business in California but rather should be viewed as a passive holder of investments and, as a result, should not be subject to the California franchise tax (which, if applicable, could possibly result in reduced payments to Certificateholders).

         TAX CONSEQUENCES WITH RESPECT TO THE NOTES

         It is expected that Tax Counsel will advise each Owner Trust that issues Notes that, assuming the Notes will be treated as debt for federal income tax purposes, the Notes will be treated as debt for California income and franchise tax purposes. Accordingly, Note Owners not otherwise subject to taxation in California should not become subject to taxation in California solely because of a Note Owner's ownership of Notes. However, a Note Owner already subject to California's income tax or franchise tax could be required to pay additional California tax as a result of the Note Owner's ownership or disposition of Notes.

         TAX CONSEQUENCES WITH RESPECT TO THE CERTIFICATES

         Under current law, Certificateholders that are nonresidents of California and are not otherwise subject to California income tax may be subject to California income tax on the income from the constructive partnership. In any event, classification of the arrangement as a "partnership" would not cause a Certificateholder not otherwise subject to taxation in California to pay California tax on income beyond that derived from the Certificates.

         If the Certificates are instead treated as ownership interests in an association taxable as a corporation or a "publicly traded partnership" taxable as a corporation, then the hypothetical entity should not be subject to the California franchise tax (which, if applicable, could result in reduced payments to Certificateholders). A Certificateholder not otherwise subject to tax in California would not become subject to California tax as a result of its mere ownership of such an interest.

         THE FEDERAL AND STATE TAX DISCUSSIONS SET FORTH ABOVE ARE INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON YOUR PARTICULAR TAX SITUATION. YOU SHOULD CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES TO YOU OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF NOTES AND CERTIFICATES, INCLUDING THE TAX

CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

                              ERISA CONSIDERATIONS

         Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code prohibit a pension, profit-sharing or other employee benefit plan, as well as individual retirement accounts and certain types of Keogh Plans (each a "Benefit Plan"), from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such Benefit Plan. ERISA also imposes certain duties on persons who are fiduciaries of Benefit Plans subject to ERISA and prohibits certain transactions between a Benefit Plan and parties in interest with respect to such Benefit Plans. Under ERISA, any person who exercises any authority or control with respect to the management or disposition of the assets of a Benefit Plan is considered to be a fiduciary of such Benefit Plan (subject to certain exceptions not here relevant). A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for such persons.

         Certain transactions involving a Trust might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Benefit Plan that purchased Notes or Certificates if assets of the Trust were deemed to be assets of the Benefit Plan. Under a regulation issued by the United States Department of Labor (the "Plan Assets Regulation"), the assets of a Trust would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code only if the Benefit Plan acquired an "equity interest" in the Trust and none of the exceptions contained in the Plan Assets Regulation was applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. The likely treatment in this context of Notes and Certificates of a given series will be discussed in the related Prospectus Supplement.

         Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements nor to Section 4975 of the Code. However, governmental plans may be subject to state or local laws that impose similar requirements. In addition, governmental plans and church plans that are "qualified" under Section 401(a) of the code are subject to restrictions with respect to prohibited transactions under Section 503(a)(1)(B) of the Code, the section for violation being loss of "qualified" status.

         Due to the complexities of the "prohibited transaction" rules and the penalties imposed upon persons involved in prohibited transactions, it is important that the fiduciary of any Benefit Plan considering the purchase of Securities consult with its tax and/or legal advisors regarding whether the assets of the related Trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

                              PLAN OF DISTRIBUTION

         On the terms and conditions set forth in an underwriting agreement with respect to the Notes, if any, of a given series and an underwriting agreement with respect to the Certificates of such series (collectively, the "Underwriting Agreements"), the Seller will agree to cause the related Trust to sell to the underwriters named therein and in the related Prospectus Supplement, and each of such underwriters will severally agree to purchase, the principal amount of each class of Notes and Certificates, as the case may be, of the related series set forth therein and in the related Prospectus Supplement.

         In each of the Underwriting Agreements with respect to any given series of Securities, the several underwriters will agree, subject to the terms and conditions set forth therein, to purchase all the Notes and Certificates, as the case may be, described therein which are offered hereby and by the related Prospectus Supplement if any of such Notes and Certificates, as the case may be, are purchased.

         Each Prospectus Supplement will either (i) set forth the price at which each class of Notes and Certificates, as the case may be, being offered thereby will be offered to the public and any concessions that may be offered to certain dealers participating in the offering of such Notes and Certificates or
(ii) specify that the related Notes and Certificates, as the case may be, are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of such sale. After the initial public offering of any such Notes and Certificates, such public offering prices and such concessions may be changed.

         Each Underwriting Agreement will provide that TMCC and the Seller will indemnify the underwriters against certain civil liabilities, including liabilities under the Securities Act, or contribute to payments the several underwriters may be required to make in respect thereof.

         Each Trust may, from time to time, invest the funds in its Trust Accounts in Eligible Investments acquired from such underwriters or from the Seller.

         Pursuant to each Underwriting Agreement with respect to a given series of Securities, the closing of the sale of any class of Securities subject to such Underwriting Agreement will be conditioned on the closing of the sale of all other such classes of Securities of that series.

         The place and time of delivery for the Securities in respect of which this Prospectus is delivered will be set forth in the related Prospectus Supplement.

                                 LEGAL OPINIONS

         Certain legal matters relating to the Securities of any series will be passed upon for the related Trust, the Seller and the Servicer by O'Melveny & Myers LLP. In addition, certain United States federal and California state tax and other matters will be passed upon for the related Trust by O'Melveny & Myers LLP.

                                     EXPERTS

                  If the Trust invests in demand notes issued by TMCC, the financial statements of TMCC included in TMCC's Annual Report on Form 10-K for the year ended September 30, 1999 will be incorporated by reference herein. These financial statements will be so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                  With respect to the unaudited consolidated financial information of TMCC for the six-month periods ended March 31, 2000 and 1999, which will be incorporated by reference in this Prospectus if the Trust invests in demand notes issued by TMCC, PricewaterhouseCoopers LLP reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report dated May 12, 2000, which will be incorporated by reference in this Prospectus if the Trust invests in demand notes issued by TMCC, states that they did not audit and they do not express an opinion on that unaudited consolidated financial information. Accordingly, the degree of reliance on their reports on such information should be restricted in light of the limited nature of the review procedures applied. PricewaterhouseCoopers LLP is not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited consolidated financial information because that report is not a "report" or a "part" of the registration statement prepared or certified by PricewaterhouseCoopers LLP within the meaning of section 7 and 11 of the Securities Act.

                  If the Trust does not invest in demand notes issued by TMCC, the financial statements and unaudited financial information of TMCC will not be incorporated by reference in this Prospectus. In such an event, neither PricewaterhouseCoopers LLP nor TMCC will be subject to the liability provisions of section 11 of the Securities Act for the financial statements appearing in TMCC's Annual Report on Form 10-K for the year ended September 30, 1999 or for PricewaterhouseCoopers' reports on the unaudited consolidated financial information of TMCC because those financial statements and reports are not a "report" or a "part" of the registration statement.

                             INDEX OF DEFINED TERMS

                                                 PAGE
                                                 ----


1992 Master Agreement..............................53
Actuarial Receivables..............................17
Administration Agreement...........................49
Administration Fee.................................49
Administrative Purchase Payment....................40
Administrative Receivable..........................40
Administrator......................................49
Advances...........................................42
APR................................................17
Base Rate..........................................25
Basic Servicing Fee................................42
Benefit Plan.......................................75
Business Day.......................................26
Calculation Agent..................................27
Calculation Date...................................28
CD Rate............................................27
CD Rate Determination Date.........................27
CD Rate Security...................................26
Certificate Balance................................19
Certificate Owners.................................65
Certificate Pool Factor............................19
Certificateholder..................................24
Certificates.......................................13
class...........................................20,24
Clearstream Banking................................32
Clearstream Banking Participants...................34
Closing Date.......................................16
Code...............................................62
Collection Account.................................39
Collection Period..................................41
Commercial Paper Rate Determination Date...........28
Commercial Paper Rate Security.....................26
Cooperative........................................34
Cutoff Date........................................13
Dealer Agreements..................................13
Dealer Recourse....................................18
Dealers............................................13
Definitive Certificates............................35
Definitive Notes...................................35
Definitive Securities..............................32
Demand Notes Indenture.............................49
Demand Notes Indenture Trustee.....................49
Depository.........................................20
Designated LIBOR Page..............................30
disqualified persons...............................75
DTC................................................32
DTC Participants...................................33
Eligible Deposit Account...........................39
Eligible Institution...............................39
Eligible Investments...............................39
ERISA..............................................75
Euroclear..........................................32
Euroclear Operator.................................34
Euroclear Participants.............................34

Events of Default..................................21
Excess Payment.....................................41
Federal Funds Rate Determination Date..............29
Federal Funds Rate Security........................26
Final Maturity Scheduled Date......................40
financed vehicles...................................4
Financed Vehicles...............................13,16
Fixed Rate Securities..............................25
Floating Rate Securities...........................25
Foreign Certificate Owners.........................68
Foreign Grantor Trust Certificateholder............73
Foreign Owner......................................64
grantor trust....................................7,69
Grantor Trust Certificateholders...................69
Grantor Trust Certificates.........................69
Indenture..........................................20
Indenture Trustee..................................13
Index..............................................31
Index Currencies...................................31
Index Maturity.....................................25
Indexed Principal Amount...........................31
Indexed Securities.................................31
Indirect DTC Participants..........................33
Insolvency Event...................................46
Insolvency Laws....................................59
Interest Determination Date........................29
Interest Period....................................27
Interest Rate......................................20
Interest Reset Date................................26
Interest Reset Period..............................26
Investment Earnings................................39
IRS................................................62
ISDA...............................................53
Issuer.............................................13
LIBOR..............................................29
LIBOR Security.....................................26
London Banking Day.................................29
London Business Day................................26
Money Market Yield.................................28
New Regulations....................................64
Note Owners........................................63
Note Pool Factor...................................19
Noteholder.........................................20
Notes..............................................13
Obligors........................................13,16
OID................................................63
OID regulations....................................63
Original Certificate Balance.......................19
owner trust......................................7,62
Pass Through Rate..................................25
Payahead Account...................................39
Payment Date.......................................20
Payments Ahead.....................................37
Plan Assets Regulation.............................75
Pool Balance.......................................19

Pooling and Servicing Agreement....................13
Precomputed Advance................................41
Precomputed Receivables............................17
Prepayment.........................................41
Prepayment Assumption...........................63,70
prepayments........................................18
Principal Balance..................................43
Principal Financial Center.........................30
prohibited transaction.............................75
Prospectus Supplement..............................13
Rebate.............................................17
Receivables......................................4,13
Receivables Pool...................................13
Receivables Purchase Agreement.....................16
Registration Statement.............................15
Related Documents..................................23
Required Rate......................................44
Required Yield Maintenance Amount..................44
Reserve Fund.......................................44
Reserve Fund Initial Deposit.......................44
Rule of 78s Receivables............................17
Sale and Servicing Agreement.......................13
Schedule of Receivables............................37
SEC................................................15
Section 1286 Treasury Regulations..................71
Securities.........................................13
Securities Act.....................................15
Securityholders....................................15
Seller.............................................13
Servicer...........................................14
Servicer Default...................................46
Servicing Fee Rate.................................42
Short-Term Note....................................63
Simple Interest Advance............................42
Simple Interest Receivables........................17
Spread.............................................25
Spread Multiplier..................................25
Strip Certificates.................................25
Strip Notes........................................20
Swap Agreement.....................................53
Swap Counterparty...............................53,56
Swap Termination...................................54
Swap Termination Event.............................54
TARGET system......................................26
Tax Counsel........................................62
Terms and Conditions...............................35
TMCC...............................................14
TMCC Demand Notes..................................49
TMS................................................14
Total Servicing Fee................................42
Transfer and Servicing Agreements..................37
Treasury Rate......................................31
Treasury Rate Determination Date...................31
Treasury Rate Security.............................26

Trust..............................................13
Trust Accounts.....................................39
Trust Agreement....................................13
Trustee............................................13
U.S. Person........................................64
Underwriting Agreements............................75
Warranty Purchase Payment..........................38
Warranty Receivable................................38
weighted average life..............................18
Yield Maintenance Account..........................44
Yield Maintenance Agreement........................44
Yield Maintenance Deposit..........................44

                   Subject to completion, dated ______________


             Prospectus Supplement To Prospectus Dated August 7, 2000


                   TOYOTA AUTO RECEIVABLES ____-__ OWNER TRUST

                  TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION,

                                     SELLER

                        TOYOTA MOTOR CREDIT CORPORATION,

                                    SERVICER

                    $____________________ ASSET BACKED NOTES

                 $____________________ ASSET BACKED CERTIFICATES

********************************************************************************
     YOU SHOULD REVIEW CAREFULLY THE FACTORS SET FORTH UNDER "RISK FACTORS" BEGINNING ON PAGE S-13 OF THIS SUPPLEMENT AND PAGE 9 IN THE ACCOMPANYING PROSPECTUS.

     This prospectus supplement does not contain complete information about the offering of the securities. No one may use this prospectus supplement to offer and sell the securities unless it is accompanied by the prospectus. If any statements in this prospectus supplement conflict with statements in the prospectus, the statements in this prospectus supplement will control.

     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE SECURITIES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The securities are asset backed securities issued by the trust. The securities are not obligations of Toyota Motor Credit Corporation, Toyota Motor Credit Receivables Corporation, Toyota Motor Sales, U.S.A., Inc. or any of their respective affiliates. Neither the securities nor the receivables are insured or guaranteed by any governmental agency.
********************************************************************************

The trust will issue the following securities:


                                                                    First      Scheduled     Final
                                               Pass                Interest    Principal   Scheduled
                           Principal Interest Through   Interest   Payment      Payment     Payment
                            Amount    Rate     Rate      Period     Date         Date        Date
                           --------- -------- -------   --------   --------    ---------   ---------
Class A-1 Notes(1)......
Class A-2 Notes(1)......
Class A-3 Notes(1)......
Certificates (1)........

(1) The certificates are subordinated to the notes, as described in this prospectus supplement.


The terms of the offering are as follows:


                               INITIAL PUBLIC         UNDERWRITING          PROCEEDS TO
                              OFFERING PRICE(1)         DISCOUNT             SELLER(2)
                              -----------------       ------------          -----------
Per Class A-1 Note.....       $_____________            _______%          $_____________
Per Class A-2 Note.....       $_____________            _______%          $_____________
Per Class A-3 Note.....       $_____________            _______%          $_____________
Per Certificate........       $_____________            _______%          $_____________
Total..................       $_____________            _______%          $_____________

(1) Plus accrued interest from ____________.
(2) Before deducting expenses payable by TMCRC, as the seller, estimated to be approximately $__________.


     [THE TRUST HAS APPLIED TO LIST THE SECURITIES ON THE LUXEMBOURG STOCK EXCHANGE AND FOR LISTING AND PERMISSION TO DEAL IN THE SECURITIES ON THE STOCK EXCHANGE OF HONG KONG LIMITED.]




                                 [UNDERWRITERS]

              The date of this Prospectus Supplement is _________.

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS

              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

         Information about the securities is provided in two separate documents that progressively provide more detail:

o the accompanying prospectus, which provides general information, some of which may not apply to a particular class of securities, including your class; and

o this prospectus supplement, which describes the specific terms of your class of securities.

         IF THE TERMS OF YOUR SECURITIES VARY BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

         Cross-references are included in this prospectus supplement and in the prospectus which direct you to more detailed descriptions of a particular topic. You can also find references to key topics in the Table of Contents on the back cover of the prospectus.

You can find a listing of the pages where capitalized terms used in this prospectus supplement are defined under the caption "Index of Terms" beginning on page S-42 in this prospectus supplement and under the caption "Index of Terms" beginning on page 77 in the accompanying prospectus.

                                SUMMARY OF TERMS

         THE FOLLOWING INFORMATION HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND PROVIDES A GENERAL OVERVIEW OF THE TERMS OF THE NOTES AND THE CERTIFICATES. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THESE SECURITIES, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS. BOTH DOCUMENTS CONTAIN INFORMATION YOU SHOULD CONSIDER WHEN MAKING YOUR INVESTMENT DECISION.

RELEVANT PARTIES


    ISSUER                                            Toyota Auto Receivables Owner Trust ____-__.  The trust will be established by a trust agreement.

    SELLER                                            Toyota Motor Credit Receivables Corporation.

    SERVICER                                          Toyota Motor Credit Corporation.

    INDENTURE TRUSTEE                                 [____________________]

    OWNER TRUSTEE                                     [____________________]

RELEVANT AGREEMENTS

    INDENTURE                                         The indenture between the issuer and the indenture trustee.
                                                      The indenture provides for the terms relating to the notes.

    TRUST AGREEMENT                                   The trust agreement between the seller and the owner
                                                      trustee. The trust agreement provides for the terms relating to the certificates.

    SALE AND SERVICING AGREEMENT                      The sale and servicing agreement between the servicer and
                                                      the seller. The sale and servicing agreement governs the
                                                      transfer of the receivables by the seller to the trust and the servicing of the receivables by the servicer.

    ADMINISTRATION AGREEMENT                          The administration agreement between Toyota Motor Credit
                                                      Corporation as the administrator and the indenture trustee.
                                                      The administration agreement governs the provision of
                                                      reports by the administrator and the performance by the
                                                      administrator of other administrative duties for the trust.

    RECEIVABLES PURCHASE AGREEMENT                    The receivables purchase agreement between Toyota Motor
                                                      Credit Corporation and the seller. The receivables purchase agreement governs the sale of the receivables from Toyota
                                                      Motor Credit Corporation to the seller.

RELEVANT DATES

    CLOSING DATE                                      On or about [__________].

    CUTOFF DATE                                       [__________].

    PAYMENT DATES                                     The trust will pay interest and principal on the securities on the fifteenth day of each month. If the fifteenth day of the month is not a business day, payments on the securities will be made on the next business day. The date that any
                                                      payment is made is
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                                                      called a payment date. The first payment  date is _____________.

                                                               A "business day" is any day except:

                                                               o     a Saturday or Sunday;

                                                               o     a day on which banks in New York or
                                                                     San Francisco are closed; or

                                                               o     [for payments on the securities
                                                                     made in Luxembourg or Hong Kong by
                                                                     a paying agent, a day on which
                                                                     banks in Luxembourg or Hong Kong
                                                                     are closed.]

    FINAL SCHEDULED PAYMENT DATES                     The final  principal  payment for each class of  securities  is scheduled  to be made on the related  final  scheduled  payment
                                                      date   specified   on  the  front  cover  of  this   prospectus
                                                      supplement.

    RECORD DATE                                       So long as the securities are in book-entry form, the trust will make payments on the securities to the holders of
                                                      record on the day immediately preceding the payment date. If the securities are issued in definitive form, the record
                                                      date will be the last day of the month preceding the payment date.

    COLLECTION PERIOD                                 The calendar month preceding the related payment date.

DESCRIPTION OF THE SECURITIES

    TERMS                                             The trust is offering the following classes of securities by way of this prospectus supplement:

                                                                                                                    Final
                                                                  Aggregate                         Pass-         Scheduled
                                                                  Principal  Original   Interest   Through         Payment
                                                                   Amount     Balance    Rate*      Rate*           Date
                                                                  ---------  --------   --------   ------------   ---------
                                                      Class A-1   $          $              %           %             %
                                                      Notes

                                                      Class A-2
                                                      Notes

                                                      Class A-3
                                                      Notes

                                                      Certificates

                                                      -----------
                                                        Total

                                                      * Calculated based on a 360-day year consisting of twelve 30-day months.

                                                      The notes will be secured by the assets of the trust
                                                      pursuant to the indenture. The certificates will represent undivided ownership interests in the trust.

                                                      The outstanding principal amount of each class of notes and the certificate balance of the certificates will be reduced by the payment of principal to the holders of those securities.
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    INTEREST AND PRINCIPAL PAYMENTS                   In general, securityholders are entitled to receive payments of interest and principal from the trust only to the extent that collections from trust assets and funds resulting from credit enhancements are sufficient to make those payments.

                                                      A description of how payments of interest on and principal of the Notes will be made on each payment date is provided under
                                                      "Description of the Notes" and "Payments to Noteholders" in
                                                      this prospectus supplement.

    [LISTING                                          The trust has applied to list the Class A-1 Notes on the
                                                      Luxembourg Stock Exchange and The Stock Exchange of Hong
                                                      Kong Limited. The trust has requested that the listings be made effective on or about _______________.]

    MINIMUM DENOMINATIONS                             The securities will be issued only in denominations of
                                                      $1,000 or more. Securities will be issued in multiples of $1 for amounts in excess of $1,000.

    REGISTRATION OF THE SECURITIES                    You will generally hold your interests in the securities
                                                      through The Depository Trust Company in the United States, or
                                                      Clearstream Banking societe anonyme or the Euroclear System in
                                                      Europe or Asia.  This is referred to as book-entry form.  You will not receive a definitive certificate representing your securities except under limited circumstances.

                                                      We expect the securities to be delivered through The
                                                      Depository Trust Company, Clearstream Banking societe
                                                      anonyme and the Euroclear System against payment in
                                                      immediately available funds on or about __________.

                                                      FOR MORE DETAILED INFORMATION, YOU SHOULD REFER TO "ANNEX A:
                                                      GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION
                                                      PROCEDURES" IN THIS PROSPECTUS SUPPLEMENT AND "CERTAIN
                                                      INFORMATION REGARDING THE SECURITIES--BOOK-ENTRY
                                                      REGISTRATION" IN THE ACCOMPANYING PROSPECTUS.

    TAX STATUS                                        Subject to important considerations described in this
                                                      prospectus supplement and the prospectus, O'Melveny & Myers
                                                      LLP, special tax counsel to the trust, will deliver its
                                                      opinion that:

                                                      o    the notes will be characterized as debt for tax purposes;
                                                           and

                                                      o    the trust will not be characterized as an association
                                                           or a publicly traded partnership taxable as a
                                                           corporation for federal income and California income
                                                           and franchise tax purposes.

                                                      If you purchase the notes, you will agree to treat the notes as debt. If you purchase certificates, you will agree to
                                                      treat the trust (1) as a partnership in which the
                                                      certificateholders are partners or (2) if you are the sole beneficial owner of the certificates, as a "disregarded
                                                      entity," for federal income and
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                                                      California income and franchise tax purposes.

                                                      YOU SHOULD REFER TO "CERTAIN FEDERAL INCOME TAX
                                                      CONSEQUENCES" AND "--CERTAIN STATE TAX CONSEQUENCES WITH
                                                      RESPECT TO TRUSTS FOR WHICH A PARTNERSHIP ELECTION IS MADE"
                                                      IN THE ACCOMPANYING PROSPECTUS FOR ADDITIONAL INFORMATION
                                                      CONCERNING THE APPLICATION OF FEDERAL INCOME AND CALIFORNIA
                                                      TAX LAWS TO THE TRUST AND THE SECURITIES.

    ERISA CONSIDERATIONS                              The notes are generally eligible for purchase by employee
                                                      benefit plans, subject to certain considerations discussed under "ERISA Considerations" in this prospectus supplement and in the accompanying prospectus.  The certificates may not be acquired by any employee benefit plan or by an individual
                                                      retirement account.

                                                      YOU SHOULD REFER TO "ERISA CONSIDERATIONS" IN THIS
                                                      PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS. IF
                                                      YOU ARE A BENEFIT PLAN FIDUCIARY CONSIDERING PURCHASE OF THE
                                                      SECURITIES, YOU SHOULD, AMONG OTHER THINGS, CONSULT WITH
                                                      YOUR COUNSEL IN DETERMINING WHETHER ALL REQUIRED CONDITIONS
                                                      HAVE BEEN SATISFIED.

    [ELIGIBILITY FOR PURCHASE BY MONEY MARKET         The Class A-1 Notes will be eligible securities for purchase
    FUNDS                                             by money market funds under Rule 2a-7 under the Investment
                                                      Company Act of 1940, as amended.]

    RATINGS                                           It is a condition to the issuance of the securities that:

                                                           o  the Class A Notes must be rated  "AAA" by Standard and
                                                              Poor's Ratings Services, a division of The McGraw Hill
                                                              Companies, Inc. and at least "Aaa" by Moody's
                                                              Investors Service, Inc.; and

                                                           o  the Certificates must be rated at least "___" by
                                                              Standard & Poor's and at least "__" by Moody's.

                                                      A SECURITY RATING IS NOT A RECOMMENDATION TO BUY, SELL OR
                                                      HOLD SECURITIES. THE RATINGS OF THE SECURITIES ADDRESS THE
                                                      LIKELIHOOD OF THE PAYMENT OF PRINCIPAL AND INTEREST ON THE
                                                      SECURITIES IN ACCORDANCE WITH THEIR TERMS. EITHER RATING
                                                      AGENCY MAY SUBSEQUENTLY LOWER OR WITHDRAW ITS RATING OF THE
                                                      SECURITIES. IF THIS HAPPENS, NO PERSON OR ENTITY WILL BE
                                                      OBLIGATED TO PROVIDE ANY ADDITIONAL CREDIT ENHANCEMENT FOR
                                                      THE SECURITIES. THE TRUST WILL OBTAIN THE RATINGS MENTIONED
                                                      ABOVE FROM BY STANDARD AND POOR'S RATINGS SERVICES, A
                                                      DIVISION OF THE MCGRAW HILL COMPANIES, INC. AND MOODY'S
                                                      INVESTORS SERVICE, INC. HOWEVER, ANOTHER RATING AGENCY MAY
                                                      RATE THE CERTIFICATES AND, IF SO, THE RATING MAY BE LOWER
                                                      THAN THE RATINGS DESCRIBED ABOVE.

STRUCTURAL SUMMARY                                    [Chart depicting the transfer of receivables from Toyota
                                                      Motor Credit Corporation to seller in exchange for the cash net proceeds of the offering and the subordinated
                                                      non-recourse
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                                                      promissory note; the transfer of receivables from the seller to the trust in exchange for the securities; and the
                                                      issuance of the securities to investors in exchange for the proceeds.]

ASSETS OF THE TRUST                                   Purchasers of Toyota and Lexus cars and light duty trucks
                                                      often finance their purchases by entering into retail
                                                      installment sales contracts with Toyota and Lexus dealers who then resell the contracts to Toyota Motor Credit Corporation.
                                                      The purchasers of the vehicles are referred to as the
                                                      "obligors" under the contracts.  Toyota Motor Credit
                                                      Receivables Corporation will purchase a specified amount of these contracts from Toyota Motor Credit Corporation and on the closing date will sell them to the trust in exchange for the securities.  These contracts are referred to as
                                                      "receivables".  The receivables will have a total outstanding principal balance of $___________ as of ______, the cutoff date.

                                                      Toyota Motor Credit Receivables Corporation will sell the
                                                      notes [and certificates] to investors for cash, and will use this cash to pay part of the purchase price for its purchase of the receivables. The chart above represents the flow of funds provided by investors for the securities and the
                                                      receivables sold by Toyota Motor Credit Corporation.

                                                      On the closing date, the trust will purchase receivables
                                                      having the following characteristics as of the cutoff date:

                                                      o     Total Cutoff Date Principal Balance...................
                                                      o     Number of Receivables.................................
                                                      o     Average Cutoff Date Principal Balance.................
                                                      o     Average Original Amount Financed......................
                                                            Range of Original Amounts Financed
                                                      o     Weighted Average APR(1)...............................
                                                            Range of APRs

                                                      o     Weighted Average Original Number of Scheduled
                                                                Payments(1).......................................
                                                            Range of Original Number of Scheduled Payments........
                                                      o     Weighted Average Remaining Number of Scheduled
                                                                Payments(1).......................................
                                                            Range of Remaining Number of Scheduled Payments.......
                                                      -------------------

                                                      (1) Weighted by principal balance as of the cutoff date.

                                                          The assets of the trust will also include:

                                                            o  certain monies due or received under the receivables
                                                               on and after the cutoff date;

                                                            o  security interests in the vehicles financed under the
                                                               receivables;

                                                            o  certain bank accounts and the proceeds of those
                                                               accounts; and
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                                                            o  proceeds from claims under certain insurance policies
                                                               relating to the financed vehicles or the obligors under
                                                               the receivables and certain rights of the seller under
                                                               the receivables purchase agreement.

                                                      FOR A MORE DETAILED DESCRIPTION OF THE ASSETS OF THE TRUST,
                                                      SEE "THE TRUST--GENERAL" IN THIS PROSPECTUS SUPPLEMENT.
    SERVICING                                         Toyota Motor Credit Corporation will be appointed to act as servicer for the receivables owned by the trust.  The servicer will handle all collections, administer defaults and
                                                      delinquencies and otherwise service the receivables.  On each payment date, the trust will pay the servicer a monthly fee equal to 1/12 of 1.00% of the total principal balance of the receivables as of the first day of the related collection
                                                      period. The servicer will also receive additional servicing compensation in the form of investment earnings, late fees and other administrative fees and expenses or similar charges
                                                      received by the servicer during such month.

                                                      The servicer will be obligated to advance to the trust
                                                      interest on any receivable that is due but unpaid by the
                                                      obligor. In addition, the servicer will be obligated to
                                                      advance to the trust principal that is due but unpaid by the obligor on any receivables that are classified as
                                                      precomputed receivables (but not on any that are classified as simple interest receivables). However, the servicer will not be required to make an advance if it determines that the advance will not ultimately be recoverable. The trust will reimburse the servicer from later collections on the related delinquent receivable. If the servicer determines that the advance will not ultimately be recoverable from later
                                                      collections on the related delinquent receivable, the trust may also reimburse the servicer from collections on other
                                                      receivables.

                                                      FOR MORE DETAILED INFORMATION, YOU SHOULD REFER TO "TRANSFER
                                                      AND SERVICING AGREEMENTS--SERVICING COMPENSATION AND PAYMENT
                                                      OF EXPENSES" IN THE ACCOMPANYING PROSPECTUS, AND TO
                                                      "TRANSFER AND SERVICING AGREEMENTS--ADVANCES" IN THIS
                                                      PROSPECTUS SUPPLEMENT.

    INTEREST AND PRINCIPAL PAYMENTS                   In general, noteholders are entitled to receive payments of interest and principal from the trust only to the extent that collections on the receivables, advances and amounts on
                                                      deposit in the reserve account (and available for those
                                                      purposes) are sufficient to make the payments described below in the order of priority described below.

                                                      A.     INTEREST RATES.  The Class A Notes will bear interest
                                                      for each interest accrual period at the fixed annual interest rates specified on the cover of this prospectus supplement.

                                                      B.     INTEREST ACCRUAL

                                                      The Class A Notes will accrue interest on a 30/360 basis from
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                                                      (and including) the 15th day of each calendar month to
                                                      (but excluding) the 15th day of the succeeding calendar
                                                      month except that the first interest accrual period will be from (and including) the closing date to (but excluding)
                                                      __________. This means that the interest due on each payment date will be the product of: (i) the outstanding principal balance, (ii) the interest rate, and (iii) 30 (or, in the
                                                      case of the first payment date, __) divided by 360.

                                                      If noteholders of any class do not receive all interest owed on their notes on any payment date, the trust will make
                                                      payments of interest on later payment dates to make up the shortfall (together with interest on such amounts at the
                                                      applicable interest rate for such class, to the extent
                                                      permitted by law) to the extent funds are available to do so pursuant to the payment priorities described in this
                                                      prospectus supplement.


                                                      FOR A MORE DETAILED DESCRIPTION OF THE PAYMENT OF INTEREST ON
                                                      THE NOTES YOU SHOULD REFER TO THE SECTIONS OF THIS PROSPECTUS
                                                      SUPPLEMENT ENTITLED "DESCRIPTION OF THE NOTES--PAYMENTS OF
                                                      INTEREST" AND "PAYMENTS TO NOTEHOLDERS".

                                                      C. PAYMENT PRIORITIES

                                                      On each payment date, the trust will make payments from
                                                      collections on the receivables during the related collection period and, if necessary, from amounts withdrawn from the
                                                      reserve account, to the extent available for these purposes.
                                                      Advances made by the servicer will be included in
                                                      collections, and reimbursements of servicer advances will be deducted from collections before any payments are made. The trust generally will make payments in the following order of priority:

                                                            1.  SERVICING FEE--the servicing fee payable to the
                                                                servicer;

                                                            2.  CLASS A NOTE INTEREST--on a pro rata basis, accrued and unpaid interest on the Class A-1, Class A-2 and Class
                                                                A-3 Notes, together with any amounts that were to be
                                                                paid pursuant to this clause (2) on any prior payment
                                                                date but were not paid because sufficient funds were not
                                                                available to make the payment (with interest accrued on
                                                                any unpaid amounts as described under "Payments to
                                                                Noteholders" in this prospectus supplement) [and then to
                                                                pay accrued and unpaid interest on the Certificates];

                                                            3.  ALLOCATION OF PRINCIPAL--to the principal distribution account, an amount equal to the excess, if any, of (x)
                                                                the principal balance of the receivables as of the end
                                                                of the collection period preceding the related
                                                                collection period (or, in the case of the first
                                                                collection period, as of the cut-off date) over (y) the
                                                                principal balance of the receivables as of the end of
                                                                the related collection period, together with any amounts
                                                                that
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                                                                were to be paid pursuant to this clause (3) on any
                                                                prior payment date but were not paid because sufficient
                                                                funds were not available to make the payment;

                                                            4.  RESERVE ACCOUNT DEPOSIT--to the reserve account, the
                                                                amount, if any, necessary to cause the balance of
                                                                funds in the account to equal the required balance
                                                                described under "Reserve Account" below; and

                                                            5.  EXCESS AMOUNTS--any remaining amounts will be
                                                                distributed to Toyota Motor Credit Receivables
                                                                Corporation as payment on its fractional undivided
                                                                interest in the trust.

                                                      PAYMENTS OF PRINCIPAL--On each payment date, from the
                                                      amounts deposited into the principal distribution account
                                                      from the allocations of principal described in clause (3)
                                                      above, the trust generally will pay principal of the
                                                      securities in the following priority:

                                                         1.  to the Class A-1 Notes until they are paid in full;

                                                         2.  to the Class A-2 Notes until they are paid in full;

                                                         3.  to the Class A-3 Notes until they are paid in full; and

                                                         4.  to the Certificates until they are paid in full.

                                                      After the Class A Notes and the Certificates are paid in
                                                      full, any remaining funds will be paid to Toyota Motor
                                                      Credit Receivables Corporation as payment on its fractional undivided interest in the trust.

                                                      However, if an event of default under the indenture results in acceleration of the notes, the payment priorities
                                                      described above will change such that payments of principal are made to all three classes of Class A Notes on a pro rata basis, rather than sequentially.

                                                      Under those circumstances, the amounts available to make
                                                      payments to any class of Class A Notes may be reduced based on the sufficiency of proceeds from the liquidation of the assets of the trust.

                                                      FOR INFORMATION CONCERNING THE CHANGES IN PRIORITIES OF
                                                      PAYMENTS AND AMOUNTS AVAILABLE, SEE "DESCRIPTION OF THE
                                                      NOTES--PAYMENTS TO NOTEHOLDERS" IN THIS PROSPECTUS
                                                      SUPPLEMENT.

                                                      D. SUBORDINATION

                                                      As long as any Class A Notes remain outstanding, (i) all
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                                                      payments on each payment date in respect of interest on the certificates will be subordinated to the payment of interest on each class of Class A Notes, (ii) all payments in respect of principal of the certificates will be subordinated to the payment of interest on and principal of each class of Class A
                                                      Notes and (iii) Toyota Motor Credit Receivables Corporation's
                                                      undivided beneficial interest in the trust will be
                                                      subordinated to payments of interest and principal on the
                                                      Class A Notes and on the certificates.

                                                      E.     RESERVE ACCOUNT

                                                      On the closing date, the seller will deposit $_______ (___%
                                                      of the outstanding principal balance of the receivables as of the cutoff date) into the reserve account for the trust.

                                                      On each payment date, if collections on the receivables and advances by the servicer are insufficient to pay the first three items listed under "Payment Priorities" above
                                                      (excluding amounts payable to the certificateholders), the indenture trustee will withdraw funds (if available) from
                                                      the reserve account to pay those amounts.

                                                      If the principal balance of a class of notes is not paid in full on the related final scheduled payment date, the
                                                      indenture trustee will withdraw amounts from the reserve
                                                      account (if available) to pay that class in full.

                                                      The amount required to be on deposit in the reserve account at the close of business on any payment date will be the
                                                      greater of (a) ___% of the outstanding principal balance of the receivables as of the end of the related collection
                                                      period or (b) $_______ (___% of the outstanding principal
                                                      balance of the receivables as of the cutoff date), except
                                                      that if charge-offs or delinquencies exceed specified
                                                      levels, the required amount will be the greatest of (i) ___%
                                                      of the outstanding principal balance of the receivables as of the end of the related collection period, (ii) $_______
                                                      (___% of the outstanding principal balance of the
                                                      receivables as of the cutoff date), and (iii) ___

                                                      % of the outstanding principal balance of the notes as of that payment date (after giving effect to payments of principal made on that date).  On each payment date, the trust will
                                                      deposit, to the extent available, the amount, if any,
                                                      necessary to cause the balance of funds on deposit in the
                                                      reserve account to equal the required balance set forth above.

                                                      F.  FINAL SCHEDULE PAYMENT DATES

                                                      The trust is required to pay the outstanding principal
                                                      amount of each class of notes in full on or before the
                                                      related final scheduled payment date specified on the cover of this prospectus supplement.

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                                                      G.  OPTIONAL REDEMPTION; CLEANUP CALL

                                                      The servicer may purchase all, but not part, of the
                                                      receivables on any payment date when the outstanding
                                                      aggregate principal balance of the receivables has declined to 10% or less of the principal balance of the receivables as of the cut-off date. Such purchase would result in the
                                                      redemption of all outstanding securities on such payment
                                                      date.

                                                      FOR MORE DETAILED INFORMATION REGARDING THIS OPTION, YOU
                                                      SHOULD REFER TO "TRANSFER AND SERVICING AGREEMENTS--OPTIONAL
                                                      PURCHASE" IN THIS PROSPECTUS SUPPLEMENT.

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                                  RISK FACTORS

         YOU SHOULD CONSIDER THE FOLLOWING RISK FACTORS (AND THE FACTORS SET
FORTH UNDER "RISK FACTORS" IN THE ACCOMPANYING PROSPECTUS) IN DECIDING WHETHER
TO PURCHASE THE SECURITIES OF ANY CLASS.

         PREPAYMENTS ON RECEIVABLES MAY CAUSE PREPAYMENTS ON THE SECURITIES,
RESULTING IN REINVESTMENT RISK TO YOU.

         You may receive payment of principal on your securities earlier than you expected. If that happens, you may not be able to reinvest the principal you receive at a rate as high as the rate on your securities. Prepayments on the receivables will shorten the life of the securities to an extent that cannot be predicted. Prepayments may occur for a number of reasons. Some prepayments may be caused by the obligors under the receivables. For example, obligors may:

         o make early payments, since receivables will generally be prepayable at any time without penalty;

         o default, resulting in the repossession and sale of the financed vehicle; or

         o damage the vehicle or become unable to pay due to death or disability, resulting in payments to the trust under any existing physical damage, credit life or other insurance.

         Some prepayments may be caused by the seller or the servicer. For example, the seller will make representations and warranties regarding the receivables, and the servicer will agree to take or refrain from taking certain actions with respect to the receivables. If the seller or the servicer breaches its representation or agreement and the breach is material and cannot be remedied, it will be required to purchase the affected receivables from the trust. This will result, in effect, in the prepayment of the purchased receivables. In addition, the seller will have the option to purchase the receivables from the trust on any payment date when the outstanding principal balance of the receivables has declined to 10% or less of the principal balance as of the cutoff date. In addition, an event of default under the indenture could cause the notes to be prepaid.. See "PREPAYMENTS, POTENTIAL LOSSES AND
CHANGES IN ORDER OF PRIORITY OF PAYMENTS FOLLOWING AN EVENT OF DEFAULT UNDER
INDENTURE MAY AFFECT YIELD" below.

         The rate of prepayments on the receivables may be influenced by a variety of economic, social and other factors. The seller has limited historical experience with respect to prepayments, and cannot predict the actual prepayment rates for the receivables. The seller, however, believes that the actual rate of payments, including prepayments, will result in the weighted average life of each class of securities being shorter than the period from the closing date to the final scheduled maturity date for the related class.

         PAYMENT PRIORITIES INCREASE RISK OF LOSS OR DELAY IN PAYMENT TO THE
CERTIFICATES.

         Based on the priorities described under "Payments to Noteholders" I this prospectus supplement, classes of notes that receive payments, particularly principal payments, before other classes of notes and the certificates will be repaid more rapidly than such other securities. In addition, because of such payment priorities, the certificates and classes with higher numerical class designations will be outstanding longer, and therefore will be exposed to the risk of losses on the receivables during periods after other classes have been receiving most or all amounts payable on their notes, and during which a disproportionate amount of credit enhancement may have been applied an not replenished.

         As a result, the yield of the Certificates will be highly sensitive to losses on the receivables and the timing of such losses, and the yields of the Class A-3 Notes and Class A-2 Notes will be relatively more sensitive to such losses and their timing than will the Class A-1 Notes.

         If you buy certificates:


                            S-13
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         o    you will not receive any interest payments until all interest payable on each class of notes on that date has been paid; and

         o you will not receive any principal payments on any payment date until all principal and interest payable on each class of notes on that date has been paid.

         If the actual rate and amount of losses exceed your expectations, and if amounts in the reserve fund are insufficient to cover the resulting shortfalls, the yield to maturity on your securities may be lower than anticipated, and you could suffer a loss.

         Classes of securities that receive payments earlier than expected are exposed to a greater reinvestment risk, and classes of securities that receive principal later than expected are exposed to a greater risk of loss. In either case, the yields on your securities could be materially and adversely affected.

         BECAUSE THE TRUST HAS LIMITED ASSETS, THERE IS ONLY LIMITED PROTECTION
AGAINST POTENTIAL LOSSES.

         The only sources of funds for payments on the securities are collections on the receivables (which include proceeds of the liquidation of repossessed vehicles and of relevant insurance policies), advances by the servicer and the reserve account. The notes and certificates are not obligations of, and will not be insured or guaranteed by, any governmental agency or the seller, the servicer, Toyota Motor Sales, U.S.A., Inc., any trustee or any of their affiliates. You must rely solely on payments on the receivables, advances by the servicer and amounts available in the reserve account for payments on the securities. Although funds in the reserve account will be available to cover shortfalls in payments of interest and principal on each payment date, the amounts deposited in the reserve account will be limited. If the entire reserve account has been used, the trust will depend solely on current collections on the receivables and advances by the servicer to make payments on the notes. Any excess amounts released from the reserve account to the seller will no longer be available to securityholders on any later payment date. See "Subordination;
Reserve Account" in this prospectus supplement. If the assets of the trust are not sufficient to pay interest and principal on the securities you hold, you will suffer a loss.

         Certain events that are not entirely within the control of the trust or Toyota Motor Credit Corporation may result in events of default under the indenture and cause acceleration of all outstanding notes. Upon the occurrence of an event of default under the indenture and the acceleration of the notes, the trust may be required promptly to sell the receivables, liquidate the other assets of the trust and apply the proceeds to the payment of the notes.
Liquidation would be likely to accelerate payment of all notes that are then outstanding. If a liquidation occurs close to the date when any class otherwise would have been paid in full, repayment of that class might be delayed while liquidation of the assets is occurring. The trust cannot predict the length of time that will be required for liquidation of the assets of the trust to be completed. In addition, the amounts received from a sale in these circumstances may not be sufficient to pay all amounts owed to the holders of all classes of notes or any class of notes, and you may suffer a loss. Even if liquidation proceeds are sufficient to repay the notes in full, any liquidation that causes principal of a class of notes to be paid before the related final scheduled payment date will involve the prepayment risks described under "PREPAYMENTS ON
RECEIVABLES MAY CAUSE PREPAYMENTS ON THE NOTES, RESULTING IN REINVESTMENT RISK
TO YOU" above. Also, an event of default that results in the acceleration of the notes will cause priority of payments of all Class A Notes to change, from pro rata payments of interest followed by sequential payments of principal, to pro rata payments of interest followed by pro rata payments of principal. Therefore, all outstanding Class A Notes will be affected by any shortfall in liquidation proceeds.

         PERFORMANCE OF THE RECEIVABLES COULD BE AFFECTED BY ECONOMIC CONDITIONS
IN THE STATES WHERE THE RECEIVABLES WERE ORIGINATED.

         If a large number of obligors are located in a particular state, economic conditions or other factors that negatively affect that state could also negatively affect the delinquency, credit loss or repossession experience of the trust. The table entitled "Geographic Distribution of the Receivables by State" on page S-__ of this prospectus supplement provides important information about the number and principal amount of receivables located in each state
(based on the address of the related dealer). By cutoff date principal


                            S-14

balance, based on the address of the related dealer, ___%, ___%, ___% and ___% of the receivables were located in [California, Illinois, Virginia, and New York], respectively. By cutoff date principal balance, based on the address of the related dealer, not more than 5% of the receivables were located in any other state.

         CERTAIN NOTEHOLDERS MAY HAVE LITTLE OR NO CONTROL WITH RESPECT TO IMPORTANT ACTIONS.

         The trust will pledge the property of the trust to the indenture trustee as collateral for the payment of the notes. As a result, the indenture trustee, acting at the direction of the holders of a majority in outstanding principal amount of the notes (excluding for such purposes the outstanding principal amount of any notes held of record or beneficially owned by Toyota Motor Credit Corporation or any of its affiliates), has the power to direct the trust to take certain actions in connection with the property of the trust. The holders of at least 51% of the principal balance of the outstanding notes (excluding for such purposes the outstanding principal amount of any notes held of record or beneficially owned by Toyota Motor Credit Corporation or any of its affiliates) or the indenture trustee acting on behalf of the holders of such notes, will also have the right under certain circumstances to terminate the servicer. In addition, those noteholders will have the right to waive certain events of default or defaults involving the servicer. See "Description of the Notes-The Indenture-EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT" and "Description of the Transfer and Servicing Agreements-Rights upon Servicer Default" and "-Waiver of Past Defaults" in the accompanying prospectus.

         PAID-AHEAD SIMPLE INTEREST CONTRACTS MAY AFFECT THE WEIGHTED AVERAGE LIFE OF THE CERTIFICATES.

         If an obligor on a simple interest contract makes a payment on the contract ahead of schedule (for example, because the obligor intends to go on vacation), the weighted average life of the certificates could be affected. This is because the additional scheduled payments will be treated as a principal prepayment and applied to reduce the principal balance of the related contract and the obligor will generally not be required to make any scheduled payments during the period for which it was paid-ahead. During this paid-ahead period, interest will continue to accrue on the principal balance of the contract, as reduced by the application of the additional scheduled payments, but the obligor's contract would not be considered delinquent during this period. While the servicer may be required to make interest advances during this period, no principal advances will be made. Furthermore, when the obligor resumes his required payments, the payments so paid may be insufficient to cover the interest that has accrued since the last payment by the obligor. This situation will continue until the regularly scheduled payments are once again sufficient to cover all accrued interest and to reduce the principal balance of the contract.

         The payment by the trust of the paid-ahead principal amount on the notes will generally shorten the weighted average life of the certificates. However, depending on the length of time during which a paid-ahead simple interest contract is not amortizing as described above, the weighted average life of the certificates may be extended. In addition, to the extent the servicer makes advances on a paid-ahead simple interest contract which subsequently goes into default, the loss on this contract may be larger than would have been the case had advances not been made because liquidation proceeds for the contract will be applied first to reimburse the servicer its advances.

         TMCC's portfolio of retail installment sale contracts has historically included simple interest contracts which have been paid-ahead by one or more scheduled monthly payments. There can be no assurance as to the number of contracts in the trust which may become paid-ahead simple interest contracts as described above or the number or the principal amount of the scheduled payments which may be paid-ahead.

         THE ABSENCE OF A SECONDARY MARKET FOR THE SECURITIES COULD LIMIT YOUR ABILITY TO RESELL THE SECURITIES.

         [The notes are [not] expected to be listed on any securities exchange.] There have been times in the past when the absence of a liquid secondary market for similar asset backed securities has caused the holders thereof to be unable to sell their securities at all or other than at a significant loss. The absence of a liquid secondary market for the securities could limit your ability to resell them. This means that if you want to sell your securities in the future before they mature, you may have difficulty finding a buyer. If you find a buyer, the selling price may be less than it would have been if a secondary market existed for the securities. There is currently no secondary market for the securities. Although the underwriters have stated that they intend to make a market in each class of securities, they are not obligated to do so. A secondary market may not ever develop for the securities. Even if such a market does develop, it may not provide sufficient liquidity or continue for the life of your securities.

         BECAUSE THE SECURITIES ARE IN BOOK-ENTRY FORM, YOUR RIGHTS CAN ONLY BE EXERCISED INDIRECTLY.

         Because the securities will be issued in book-entry form, you will be required to hold your interest in the certificates through The Depository Trust Company in the United States, or Clearstream Banking societe anonyme or the Euroclear System in Europe or Asia. Transfers of interests in the securities within The Depository Trust Company, Clearstream Banking societe anonyme or the Euroclear System must be made in accordance with the usual rules and operating procedures of those systems. So long as the securities are in book-entry form, you will not be entitled to receive a definitive note or certificate representing your interest. The securities will remain in book-entry form except in the limited circumstances described under the caption "Certain Information Regarding the Securities--Book-Entry Registration" in the accompanying prospectus. Unless and until the securities cease to be held in book-entry form, the indenture trustee will not recognize you as a "noteholder" and the owner trustee will not recognize you as a "Securityholder", as those terms are used in the trust agreement and sale and servicing agreement. As a result, you will only be able to exercise the rights of Securityholders indirectly through The Depository Trust Company (if in the United States) and its participating organizations, or Clearstream Banking societe anonyme and the Euroclear System (in Europe or Asia) and their participating organizations. Holding the securities in book-entry form could also limit your ability to pledge your securities to persons or entities that do not participate in The Depository Trust Company, Clearstream Banking societe anonyme or the Euroclear System and to take other actions that require a physical certificate representing the securities.

         Interest and principal on the securities will be paid by the trust to The Depository Trust Company as the record holder of the securities while they are held in book-entry form. The Depository Trust Company will credit payments received from the trust to the accounts of its participants which, in turn, will credit those amounts to securityholders either directly or indirectly through indirect participants. This process may delay your receipt of principal and interest payments from the trust.

                                    THE TRUST

GENERAL

         The Toyota Auto Receivables ____-__ Owner Trust (the "Trust") is a Delaware business trust to be formed pursuant to the trust agreement (the "Trust Agreement") between Toyota Motor Credit Receivables Corporation, as seller (the "Seller") and ________________ as owner trustee (the "Owner Trustee"). After its formation, the Trust will not engage in any activity other than (i) acquiring, holding and managing the receivables as described below under "The Receivables Pool" (the "Receivables") and the other assets of the Trust and proceeds therefrom, (ii) issuing the Class A-1 Notes (the "Class A-1 Notes"), Class A-2 Notes (the "Class A-2 Notes"), Class A-3 Notes (the "Class A-3 Notes" and, together with the Class A-1 Notes and Class A-2 Notes, the "Class A Notes" or the "Notes") and the certificates (the "Subordinated Certificates" and, together with the Notes, the "Securities"), (iii) making payments on the Notes and the Certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

         The Trust will initially be capitalized with the Notes and Certificates. The Trust will use the Notes and the Certificates as consideration for the Receivables transferred to the Trust by the Seller pursuant to the Sale and Servicing Agreement described in the "Summary of Terms" (the "Sale and Servicing Agreement"). The Class A Notes [and the Certificates] are being offered hereby..

         Toyota Motor Credit Corporation ("TMCC") will be appointed to act as the servicer of the Receivables (the "Servicer"). The Servicer will service the Receivables pursuant to the Sale and Servicing Agreement and the Trust Agreement. TMCC will also perform additional administrative services for the Trust, the Owner Trustee and the Indenture Trustee pursuant to the Administration Agreement. TMCC (or any successor servicer or successor administrator) will be compensated for these services as described under "Transfer and Servicing Agreements--Servicing Compensation" in this Prospectus Supplement and "Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" in the Prospectus.

         Pursuant to agreements between TMCC and the Dealers, each Dealer will repurchase from TMCC those contracts that do not meet certain representations and warranties made by the Dealer. These Dealer repurchase obligations are referred to herein as "Dealer Recourse". These representations and warranties relate primarily to the origination of the contracts and the perfection of the security interests in the related financed vehicles, and do not typically relate to the creditworthiness of the related obligors or the collectability of such contracts. Although the Dealer agreements with respect to the Receivables will not be assigned to the Trust, the Sale and Servicing Agreement will require that any recovery by TMCC in respect of any Receivable pursuant to any Dealer Recourse be deposited in the Collection Account in satisfaction of TMCC's repurchase obligations under the Sale and Servicing Agreement. The sales by the Dealers of installment sales contracts to TMCC do not generally provide for recourse against the Dealers for unpaid amounts in the event of a default by an obligor thereunder, other than in connection with the breach of the foregoing representations and warranties.

         Each Certificate represents an undivided ownership interest in the Trust. The Trust property includes the Receivables, and certain monies due or received thereunder on or after the Cutoff Date. The Trust property also includes (i) such amounts as from time to time may be held in one or more accounts established and maintained by the Servicer pursuant to the Sale and Servicing Agreement, as described below; (ii) security interests in the Financed Vehicles and any accessions thereto; (iii) the rights to proceeds with respect to the Receivables and physical damage, credit life and disability insurance policies covering the Financed Vehicles or the Obligors, as the case may be;
(iv) the right to receive proceeds from any Dealer Recourse; (v) the rights of the Seller under the Receivables Purchase Agreement; (vi) the right to realize upon any property (including the right to receive future proceeds of liquidation of Defaulted Receivables) that shall have secured a Receivable and that shall have been acquired by the Owner Trustee; and (vii) any and all proceeds of the foregoing. The Reserve Fund will be maintained by the Owner Trustee for the benefit of the Noteholders [and Certificateholders], but will not be part of the Trust.

         The Trust's principal offices are in _______________, in care of ______________, as Owner Trustee, at the address set forth below under "--The Owner Trustee".

                           CAPITALIZATION OF THE TRUST

         The following table illustrates the capitalization of the Trust as of the Closing Date, as if the issuance and sale of the Notes and the Certificates had taken place on such date:

                                     [TABLE]

                     THE OWNER TRUSTEE AND INDENTURE TRUSTEE

         ___________________ is the Owner Trustee under the Trust Agreement.
_________________ is a _____________ and its principal executive offices are located at ______________________________. The Seller and its affiliates may maintain normal commercial banking relations with the Owner Trustee and its affiliates.

         ___________________ is the Indenture Trustee under the Indenture.
_________________ is a _____________ and its principal executive offices are located at ______________________________.

The Seller and its affiliates may maintain normal commercial banking relations with the Indenture Trustee and its affiliates.

                                  PAYING AGENTS

         [Under the Trust Agreement, the Owner Trustee will appoint paying agents in each jurisdiction in which Securities are listed on an exchange whose rules so require . For so long as any Securities are listed on the [exchange] or [exchange], the Owner Trustee will maintain paying agents in [jurisdiction] and [jurisdiction]. The Initial Paying Agents will be ______________ and ______________. Definitive Certificates may be presented for purposes of payment, transfer or exchange at the offices of the paying agent in [jurisdiction] at ___________, at the offices of the paying agent in [jurisdiction] at _____________, or such other paying agents as may be specified in a written notice to the holders of Securities described below.]

                           THE SELLER AND THE SERVICER

         Information regarding the Seller and the Servicer is set forth under the captions "The Seller" and "The Servicer" in the Prospectus.

                              THE RECEIVABLES POOL

         The pool of Receivables (the "Receivables Pool") will include the Receivables purchased as of ____________ (the "Cutoff Date"). The Receivables were originated by Dealers in accordance with TMCC's requirements and subsequently purchased by TMCC. The Receivables evidence the indirect financing made available by TMCC to the related purchasers (the "Obligors") of the vehicles financed by the Receivables (the "Financed Vehicles"). On or before the date of initial issuance of the Securities (the "Closing Date"), TMCC will sell the Receivables to the Seller pursuant to the receivables purchase agreement (the "Receivables Purchase Agreement") between the Seller and TMCC. The Seller will, in turn, sell the Receivables to the Trust pursuant to the Sale and Servicing Agreement. During the term of the sale and Servicing Agreement, neither the Seller nor TMCC may substitute any other retail installment sales contract for any Receivable sold to the Trust.

         The Receivables in the Receivables Pool are required to meet certain selection criteria as of the Cutoff Date. Pursuant to such criteria, each
Receivable:

         o  falls within the range of:


            remaining principal balance................................. $___ to $_____
            APRs.......................................................... __% to __%
            original number of monthly ("Scheduled Payments").............. __ to __
            remaining number of Scheduled Payments...........................__ to __

         o  has a maximum number of:

               days past due for payment................  30 days
               Scheduled Payments paid ahead of schedule..  6 Scheduled Payments

         o was, at the time of origination, secured by a new or used automobile or light duty truck;

         o  was originated in the United States;

         o provides for scheduled monthly payments that fully amortize the amount financed by such Receivable over its original term (except for minimally different payments in the first or last month in the life of the Receivable);

         o  is being serviced by Toyota Motor Credit Corporation;

         o to the best knowledge of the Seller, is not due from any obligor who is presently the subject of a bankruptcy proceeding or is bankrupt or insolvent;

         o does not relate to a vehicle that has been repossessed without reinstatement as of the Cutoff Date; and

         o does not relate to a vehicle as to which insurance has been force-placed as of the Cutoff Date.

         Toyota Motor Credit Corporation does not originate retail installment sales contracts in Hawaii, and retail installment sales contracts originated in Texas or by a TMCC subsidiary in Puerto Rico will not be included in the Trust. No selection procedures believed by the Seller to be adverse to Noteholders have been used in selecting the Receivables. Based on the addresses of the originating Dealers, the Receivables have been originated in 48 states. Except in the case of any breach of representations and warranties by the related Dealer, the Receivables generally do not provide for recourse against the originating Dealer. The following are additional characteristics of the
Receivables:

         o  as a percentage of the aggregate principal balance, as of the Cutoff
Date:

               Precomputed Receivables.............................. _____%
               Simple interest Receivables.......................... _____%
               New vehicles financed by TMCC........................ _____%
               Used vehicles financed by TMCC....................... _____%
               Receivables representing financing
               of vehicles manufactured or distributed
               by Toyota Motor Corporation or its
               affiliates........................................... _____%

         o  as a percentage of the number of Receivables, as of the Cutoff Date:

               New vehicles financed by TMCC........................ _____%
               Used vehicles financed by TMCC....................... _____%

         The composition, distribution by APR and geographic distribution of the Receivables as of the Cutoff Date are as set forth in the following tables.

                         COMPOSITION OF THE RECEIVABLES


Total Cutoff Date Principal Balance                                                   $
                                                                                       -----------------
Number of Receivables                                                                 $
                                                                                       -----------------
Average Cutoff Date Principal Balance                                                 $
                                                                                       -----------------
Average Original Amount Financed.                                                     $
                                                                                       -----------------
     Range of Cut-off Date Principal Balances                                         $                  to
                                                                                       -----------------
                                                                                      $
                                                                                       -----------------
     Range of Original Amount Financed                                                $                  to
                                                                                       -----------------
                                                                                      $
                                                                                       -----------------
Weighted Average APR(1)                                                                         %
                                                                                       ---------
     Range of APRs                                                                              % to          %
                                                                                       ---------     ---------
Weighted Average Original Number of Scheduled Payments(1)
                                                                                       ---------

     Range of Original Number of Scheduled Payments
                                                                                       ---------  to ---------
Weighted Average Remaining Number of Scheduled Payments(1)
                                                                                       ---------
     Range of Remaining Number of Scheduled Payments                                              to
                                                                                       ---------     ---------

-------------------

(1) Weighted by Principal Balance as of the Cutoff Date.

                     DISTRIBUTION OF THE RECEIVABLES BY APR


          RANGE OF APRS                NUMBER OF        PERCENTAGE OF           CUTOFF DATE           PERCENTAGE OF
          -------------               RECEIVABLES     TOTAL NUMBER OF        PRINCIPAL BALANCE         CUTOFF DATE
                                      -----------        RECEIVABLES         -----------------         POOL BALANCE
                                                      ---------------                                 -------------
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
Total

----------------

(1) Percentages may not add to 100.00% due to rounding.

              DISTRIBUTION OF THE INITIAL RECEIVABLES BY STATE (1)

                                                       PERCENTAGE OF            CUTOFF DATE            PERCENTAGE OF
                                   NUMBER OF             NUMBER OF               PRINCIPAL              CUTOFF DATE
            STATE                 RECEIVABLES           RECEIVABLES               BALANCE              POOL BALANCE
            -----               -----------------    -------------------    --------------------    --------------------

Alabama.....................
Alaska......................
Arizona.....................
Arkansas....................
California..................
Colorado....................
Connecticut.................
Delaware....................
Florida.....................
Georgia.....................
Idaho.......................
Illinois....................
Indiana.....................
Iowa........................
Kansas......................
Kentucky....................
Louisiana...................
Maine.......................
Maryland....................
Massachusetts...............
Michigan....................
Minnesota...................
Mississippi.................
Missouri....................
Montana.....................
Nebraska....................
Nevada......................
New Hampshire...............
New Jersey..................
New Mexico..................
New York....................
North Carolina..............
North Dakota................
Ohio........................
Oklahoma....................
Oregon......................
Pennsylvania................
Rhode Island................
South Carolina..............
South Dakota................
Tennessee...................
Utah........................
Vermont.....................
Virginia....................
Washington..................
West Virginia...............
Wisconsin...................
Wyoming.....................
    Total (2)...............

(1) Based solely on the addresses of the originating Dealers.

(2) Percentages may not add to 100.00% due to rounding.

                   DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

         Set forth below is certain information concerning TMCC's experience with respect to its portfolio of new and used automobile and/or light duty truck retail installment sales contracts which it has funded and is servicing, including contracts that have been securitized. The information set forth below does not include retail installment sales contracts serviced by an independent finance company conducting business in five southeastern states of the United States for the years 1996 and 1995.

         The data presented in the following tables are for illustrative purposes only. There is no assurance that TMCC's delinquency, credit loss and repossession experience with respect to automobile and/or light duty truck retail installment sales contracts in the future, or the experience of the Trust with respect to the Receivables, will be similar to that set forth below. The percentages in the tables below have not been adjusted to eliminate the effect of the growth of TMCC's portfolio. Accordingly, the delinquency, repossession and net loss percentages would be expected to be higher than those shown if a group of receivables were isolated at a period in time and the delinquency, repossession and net loss data showed the activity only for that isolated group over the periods indicated.

                        HISTORICAL DELINQUENCY EXPERIENCE

                                                                          AT SEPTEMBER 30,
                               AT MARCH 31,   -----------------------------------------------------------------------
                                  2000            1999          1998           1997          1996           1995
                              ------------    -----------    -----------    -----------    -----------    -----------

      Outstanding
      Contracts(1)

      Delinquencies as a
      Percentage of
      contracts
      outstanding(2)

      31-60 Days..........

      61-90 Days..........

      Over 90 Days........

----------------
(1) Number of contracts outstanding at end of period.
(2) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made on the related due date.

                      NET LOSS AND REPOSSESSION EXPERIENCE


                        AT OR FOR THE SIX                         AT OR FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                           MONTHS ENDED          -------------------------------------------------------------------------------
                          MARCH 31, 2000           1999              1998             1997              1996              1995
                        -----------------        ---------         --------         ---------         ---------         --------
                                                                (Dollars in Thousands)
Principal Amount
Outstanding(1).........

Average Principal
Amount
Outstanding(2).........

Number of Contracts
Outstanding............

Average Number of
Contracts
Outstanding............

Number of
Repossessions..........

Number of
Repossessions as a
Percentage of the
Number of Contracts
Outstanding............

Number of
Repossessions as a
Percentage of the
Average Number of
Contracts Outstanding..

Gross Charge-Offs(4)...

Recoveries(5)..........

Net Losses.............

Net Losses as a                (6)
Percentage of Principal
Amount Outstanding.....

Net Losses as a                (6)
Percentage of Average
Principal Amount
Outstanding............

----------------------

(1) Principal Amount Outstanding includes payoff amount for simple interest contracts and net principal amount for precomputed contracts and unamortized dealer reserve for all contracts.

(2) Average of the principal amount or number of contracts outstanding as of the beginning and end of the indicated periods.

(3) Includes bankrupt repossessions but excludes bankruptcies.

(4) Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.

(5) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.

(6) Annualized.

                                 USE OF PROCEEDS

         The Seller will use the net proceeds from the sale of the Securities (approximately $__________) together with a subordinated non-recourse promissory note issued to TMCC to purchase the Receivables from TMCC pursuant to the Receivables Purchase Agreement and to fund the Reserve Fund.

                       PREPAYMENT AND YIELD CONSIDERATIONS

         Information regarding certain maturity and prepayment considerations with respect to the Securities is set forth under "Weighted Average Life of the Securities" in the Prospectus and "Risk Factors--PREPAYMENTS ON RECEIVABLES MAY CAUSE PREPAYMENTS ON THE SECURITIES, RESULTING IN REINVESTMENT RISK TO YOU" in this Prospectus Supplement. Except as otherwise provided in this Prospectus Supplement, no principal payments will be made on the Class A-2 Notes until the Class A-1 Notes have been paid in full, no principal payments will be made on the Class A-3 Notes until the Class A-2 Notes have been paid in full and no payments of principal with respect to the Certificates will be made until the Class A-3 Notes have been paid in full and all payments of interest with respect to Notes due on that Payment Date have been paid. See "Description of the Notes--Payments of Principal" and "Description of the Certificates--Payments of Principal" in this Prospectus Supplement.

         Because the rate of payment of principal of each class of Notes and the Certificates depends primarily on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes and the final payment in respect of the Certificates could occur significantly earlier or later than their respective Final Scheduled Payment Dates. Securityholders will bear the risk of being able to reinvest principal payments on the Securities at yields at least equal to the yield on their respective Securities. No prediction can be made as to the rate of prepayments on the Receivables in either stable or changing interest rate environments.

         The Certificates will provide limited protection against losses on the Receivables. Accordingly, the yield on the Certificates will be sensitive to the loss experience of the Receivables and the timing of any such losses. If the actual rate and amount of losses experienced by the Receivables exceed the rate and amount of such losses assumed by an investor, the yield to maturity on the Certificates may be lower than anticipated.

         Failure to make final payment of any class of Notes on or prior to the respective Final Scheduled Payment Dates will constitute an Event of Default under the Indenture, which may accelerate payments in respect of classes that have not reached their respective Final Scheduled Payment Dates. However, as the rate of payment of principal of each class of Notes depends on the rate of payment (including prepayments) of the principal balance of the Receivables, sufficient funds may not be available to pay each class of Notes in full on or prior to the respective Final Scheduled Payment Dates. If sufficient funds are not available, final payment of any class of Notes could occur later than such dates, and the holders of such Notes could suffer a loss.

         The rate of prepayments of the Receivables may be influenced by a variety of economic, social and other factors, and under certain circumstances relating to breaches of representations, warranties or covenants, the Seller and/or the Servicer will be obligated to repurchase Receivables from the Trust. A higher than anticipated rate of prepayments will reduce the aggregate principal balance of the Receivables more quickly than expected and thereby reduce anticipated aggregate interest payments on the Notes. See "Risk Factors--PREPAYMENTS ON RECEIVABLES MAY CAUSE PREPAYMENTS ON THE NOTES, RESULTING IN REINVESTMENT RISK TO YOU."

         Noteholders should consider, in the case of Notes purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Receivables could result in an actual yield that is less than the anticipated yield and, in the case of Notes purchased at a premium, the risk that a faster than anticipated rate of principal payments on the Receivables could result in an actual yield that is less than the anticipated yield.

         Certain events that are not entirely within the control of the Trust may cause Events of Default under the Indenture. Certain Events of Default under the Indenture will not result in acceleration of the Notes unless a majority of holders of Notes (excluding for such purposes the outstanding principal amount of any Notes held of record or beneficially owned by TMCC or any of its affiliates), voting as a single class, instruct the Indenture Trustee to accelerate the Notes. The holders of any class of Notes may not have sufficient voting interests to cause or to prevent an acceleration of the Notes. If any Event of Default under the Indenture results in the acceleration of the Notes, the Indenture Trustee may be required to liquidate the assets of the Trust. Liquidation would be likely to accelerate payment of all Notes that are then outstanding. If a liquidation occurs close to the date when any class otherwise would have been paid in full, repayment of such class might be delayed while liquidation of the assets is occurring. The Trust cannot predict the length of time that will be required for liquidation of the assets of the Trust to be completed. Even if liquidation proceeds are sufficient to repay the Notes in full, any liquidation that causes principal of a class of Notes to be paid before the related Final Scheduled Payment Date will involve the prepayment risks described in this Prospectus Supplement under "Risk Factors--PREPAYMENTS ON RECEIVABLES MAY CAUSE PREPAYMENTS ON THE NOTES, RESULTING IN REINVESTMENT RISK TO YOU".

         The proceeds of any liquidation of the assets of the Trust may be insufficient to pay in full all accrued interest on and principal of each outstanding class of Notes. Also, acceleration of the Notes as a result of any Event of Default under the Indenture will cause the priority of payments of all Class A Notes to change, from pro rata payments of interest followed by sequential payments of principal, to pro rata payments of interest followed by pro rata payments of principal to all outstanding classes of Class A Notes. Therefore, all outstanding Class A Notes will be affected by any shortfall in liquidation proceeds.

         [Although the Receivables have different APRs, each Receivable's APR exceeds the sum of (i) the weighted average of the Interest Rates for each class of Notes and the Pass Through Rate for the Certificates plus (ii) the Servicing Fee Rate. Therefore, disproportionate rates of prepayments between Receivables with higher and lower APRs should not affect the yield to Securityholders on the outstanding principal balance of a particular class of Securities.]

                      POOL FACTORS AND TRADING INFORMATION

         The "Pool Factor" with respect to any class of Notes or the Certificates will be a seven-digit decimal indicating the principal amount of such class of Notes or the Certificate Balance of the Certificates as of the close of business on the Payment Date in such month as a fraction of the respective principal amount thereof as of the Closing Date or the Initial Certificate Balance, as the case may be. The Servicer will compute each Pool Factor each month. Each Pool Factor will initially be 1.0000000 and thereafter will decline to reflect reductions in the principal amount of each class of Notes or the Certificate Balance, as the case may be. Each such principal amount and Certificate Balance will be computed by allocating payments in respect of the Receivables to principal and interest using the actuarial method for the Precomputed Receivables and using the simple interest method for the Simple Interest Receivables. The portion of the principal amount of any class of Notes or the portion of the Certificate Balance for a given month allocable to a Noteholder or Certificateholder, as the case may be, can be determined by multiplying the original denomination of the holder's Note or Certificate by the related Pool Factor for that month.

         Pursuant to the Sale and Servicing Agreement, the Securityholders will receive monthly reports concerning the payments received on the Receivables, the Pool Balance, the related Pool Factors and various other items of information pertaining to the Trust. Securityholders during each calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "Certain Information Regarding the Securities--Reports to Securityholders" in the Prospectus.

                            DESCRIPTION OF THE NOTES

GENERAL

         The Notes will be issued pursuant to the terms of the Indenture, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Indenture will be filed with the Securities and Exchange Commission [and the Luxembourg and the Hong Kong Stock Exchanges] following the issuance of the Securities. The following summary describes certain terms of the Notes and the Indenture. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Notes and the Indenture. Where particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of that summary. The following summary supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the Notes of any given series and the related Indenture set forth in the Prospectus, to which description reference is hereby made.

PAYMENTS OF INTEREST

         Each class of Notes will constitute Fixed Rate Securities, as such term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the Prospectus. Interest on the principal balances of the classes of the Notes will accrue at the respective per annum interest rates set forth on the front cover of this prospectus supplement (each, an "Interest Rate") and will be payable to the Noteholders monthly on the fifteenth of each month (or, if such date is not a Business Day, on the next succeeding Business Day) (each such date, a "Payment Date") commencing ______________. A "Business Day" is any day except a Saturday or Sunday, a day on which banks in New York or San Francisco are closed; or [for payments on the Securities made in Luxembourg or Hong Kong by a paying agent, a day on which banks in Luxembourg or Hong Kong are closed.]

         Interest will accrue for the period from and including the Closing Date (in the case of the first Payment Date) or from and including the fifteenth day of the most recent calendar month during which interest was paid preceding each Payment Date to but excluding the fifteenth day of the following calendar month (each an "Interest Period").

         Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued as of any Payment Date but not paid on such Payment Date will be due on the next Payment Date, together with interest on such amount at the applicable Interest Rate (to the extent lawful).

         Interest payments on the Notes will generally be made from funds on deposit in the Collection Account with respect to the Collection Period preceding the related Payment Date (including any Advances made by the Servicer and any funds deposited therein from the Reserve Account or Payments Ahead withdrawn for application with respect to such Collection Period) remaining after reimbursement of Advances made by the Servicer and payment of the Servicing Fee. Interest payments on all classes of Class A Notes will have the same priority. See "Payments to Noteholders and Certificateholders" in this Prospectus Supplement.

         Under certain circumstances, the amount available for interest payments could be less than the amount of interest payable on the Class A Notes, in which case each class of Class A Noteholders will receive their ratable share (based upon the aggregate amount of such amounts due to such class of Noteholders) of the aggregate amount available to be paid in respect of interest on the Class A-1, Class A-2 and Class A-3 Notes on such Payment Date. See "Payments to Noteholders and Certificateholders" and "Subordination; Reserve Account" in this Prospectus Supplement.

         An Event of Default will occur if the full amount of interest due on any class of Class A Notes is not paid within five days of the related Payment Date. Upon such an Event of Default, the Indenture Trustee may accelerate the maturity of the Notes and take actions to liquidate the assets of the Trust. See

"Description of Notes--The Indenture--Events of Default; Rights upon Event of Default" in the Prospectus.

PAYMENTS OF PRINCIPAL

         Principal payments generally will be made to the Noteholders on each Payment Date commencing _____________, in an aggregate amount equal to the amount deposited in the Principal Distribution Account on such Payment Date. See "Payments to Noteholders and Certificateholders" in this Prospectus Supplement. Principal payments generally will be made to holders of each class of Class A Notes in sequential order until the principal balance of each such class is reduced to zero. Following and during the continuance of an Event of Default that results in acceleration of the Notes, principal payments to holders of all classes of Class A Notes will be made on a pro rata basis, based on their outstanding principal balances.

         The principal balance of each class of Notes will be due on the Final Scheduled Payment Date indicated on the front cover of this Prospectus Supplement (the "Class A-1 Final Scheduled Payment Date," the "Class A-2 Final Scheduled Payment Date" and the "Class A-3 Final Scheduled Payment Date", respectively). The actual date on which the aggregate outstanding principal amount of any class of Notes is paid may be earlier than the respective Final Scheduled Payment Dates set forth above based on a variety of factors, including those described under "Prepayment and Yield Considerations" and "Weighted Average Life of the Notes" in this Prospectus Supplement and in the Prospectus.

INDENTURE

         EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT. Upon an "Event of Default" (which term is defined in the Prospectus), the Noteholders will have the rights set forth in the Prospectus under "Description of the Notes--The Indenture--EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT." The Indenture Trustee may sell the Receivables subject to certain conditions set forth in the Indenture following an Event of Default under the Indenture, including a default in the payment of any unpaid principal of a class of Notes on its Final Scheduled Payment Date or a default for five days or more in the payment of any interest on any Note. In the case of an Event of Default not involving any such default in payment, the Indenture Trustee is prohibited from selling the Receivables unless one of the conditions set forth in the Prospectus under "Description of the Notes--The Indenture--EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT" has been satisfied. In the event of a sale of the Receivables by the Indenture Trustee following an Event of Default, the Noteholders will receive notice and an opportunity to submit a bid in respect of such sale.

NOTICES

         Noteholders of record will be notified in writing by the Indenture Trustee of any Event of Default or termination of, or appointment of a successor to, the Servicer promptly upon a Responsible Officer (as defined in the Sale and Servicing Agreement) obtaining actual knowledge thereof. While Notes are held in book-entry form, these notices will be delivered by the Indenture Trustee to The Depository trust Company ("DTC"). If Notes are issued in definitive form, these notices will mailed to the addresses provided to the Indenture Trustee by the holders of record as of the relevant record date. Such notices will be deemed to have been given as of the date of delivery to DTC or mailing.

         [For so long as any Notes are listed on the [exchange] and the rules of the exchange so require, notices to Noteholders will be given by publication in a leading daily newspaper of general circulation in [jurisdiction] [or, if publication in [jurisdiction] is not practical, in Europe]. Such publication is expected to be made in the [publication]. In addition, if Notes are issued other than in book-entry form, such notices will be mailed to the addresses of Noteholders as they appear in the register maintained by the Indenture Trustee prior to such mailing. Such notices will be deemed to have been given on the date of such publication or mailing.]

PRESCRIPTION

         In the event that any Noteholder shall not surrender its Notes for retirement within six months after the date specified in the written notice given by the Indenture Trustee of the date for final payment thereof, the Indenture Trustee shall give a second written notice to the remaining Noteholders to surrender their Notes for retirement and receive the final payment with respect thereto. If within one year after such second notice any Notes shall not have been surrendered, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds and other assets that remain subject to the Indenture. Any funds remaining unclaimed after exhaustion of such remedies shall be paid by the Indenture Trustee to a charity specified in the Indenture.

GOVERNING LAW

         The Indenture and the Notes are governed by and shall be construed in accordance with the laws of the State of New York applicable to agreements made in and to be performed wholly within such jurisdiction.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

         The Certificates will be issued pursuant to the terms of the Trust Agreement, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Trust Agreement will be filed with the SEC [and the Luxembourg and Hong Kong Stock Exchanges] following the issuance of the Securities. The Certificates will evidence undivided ownership interests in the Trust created pursuant to the Trust Agreement. The following summary describes certain terms of the Certificates and the Trust Agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Certificates and the Trust Agreement. The following summary supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the Certificates of any given series and the related Trust Agreement set forth in the Prospectus, to which description reference is hereby made.

PAYMENTS OF INTEREST

         On each Payment Date, commencing ___________, the Certificateholders will be entitled to interest payments in an amount up to the amount of interest that accrued on the Certificate Balance for the related Interest Period at the Pass Through Rate. The Certificates will constitute Fixed Rate Securities, as such term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the Prospectus. Interest in respect of a Payment Date will accrue during the related Interest Period and will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest payments due for any Payment Date but not paid on such Payment Date will be due on the next Payment Date increased by an amount equal to interest on such amount at the Pass Through Rate (to the extent lawful). Interest payments with respect to the Certificates will generally be funded from amounts available therefor after payment of the Servicing Fee and payment of accrued and unpaid interest on the Notes.

PAYMENTS OF PRINCIPAL

         On each Payment Date, Certificateholders will be entitled to principal payments only after the principal balance of the Notes have been reduced to zero, in an amount equal to the amount deposited in the Principal Distribution Account and available therefor.

NOTICES

         Certificateholders will be notified in writing by the Trustee of any Event of Default or termination of, or appointment of a successor to, the Servicer promptly upon a Responsible Officer (as defined in the Agreement) obtaining actual knowledge thereof. Except with respect to the monthly and annual statements to Certificateholders and Servicing Reports described herein, the Trustee is not obligated under the Agreement to forward any other notices to the Certificateholders. There are no provisions in the Agreement for the regular or special meetings of Certificateholders.

PRESCRIPTION

         In the event that any Certificateholder shall not surrender its Certificates for retirement within six months after the date specified in written notice given by the Trustee of the date for final payment thereof, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for retirement and receive the final payment with respect thereto. If within one year after such second notice any Certificates shall not have been surrendered, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be paid by the Trustee to a charity specified in the Agreement.

GOVERNING LAW

         The Agreement and the Certificates are governed by and shall be construed in accordance with the laws of the State of New York applicable to agreements made in and to be performed wholly within such jurisdiction.

                 PAYMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

         On the second Business Day preceding each Payment Date (each, a "Determination Date"), the Servicer will inform the Owner Trustee of, among other things, the amount of funds collected on or in respect of the Receivables, the amount of Advances to be made by and reimbursed to the Servicer and the Servicing Fee and other servicing compensation payable to the Servicer, in each case with respect to the immediately preceding Collection Period. On or prior to each Determination Date, the Servicer shall also determine the Principal Distribution Amount and, based on the available funds and other amounts available for payment on the related Payment Date as described below, the amounts to be paid to the Noteholders and Certificateholders.

         On or before each Payment Date, the Indenture Trustee will cause Payments Ahead previously deposited in the Payahead Account or held by the Servicer in respect of the related Collection Period to be transferred to the Collection Account.

         The Owner Trustee will make payments to the Noteholders and Certificateholders out of the amounts on deposit in the Collection Account. The amounts to be distributed to the Noteholders and Certificateholders will be determined in the manner described below.

CALCULATION OF AVAILABLE COLLECTIONS.

         The amount of funds available for payment on a Payment Date (without taking account of amounts held in the Reserve Account) ("Available Collections") will generally be the sum of the following amounts with respect to the Collection Period preceding such Payment Date or, in the case of the first payment date, the period from ________ through the last day of the calendar month preceding such payment date:

         (i) all collections on or in respect of the Receivables other than Defaulted Receivables (including Payments Ahead being applied in such Collection Period but excluding Payments Ahead to be applied in one or more future Collection Periods);

         (ii)     all proceeds of the liquidation of Defaulted
                  Receivables, net of expenses incurred by the Servicer in accordance with its customary servicing procedures in connection with such liquidation, including amounts received in subsequent Collection Periods ("Net Liquidation Proceeds");

         (iii)    all Advances made by the Servicer; and

         (iv) all Warranty Purchase Payments with respect to Warranty Receivables repurchased by the Seller and Administrative Purchase Payments with respect to Administrative Receivables purchased by the Servicer, in each case in respect of such Collection Period.

         Available Collections on any Payment Date will exclude (i) amounts received on a particular Receivable (other than a Defaulted Receivable) to the extent that the Servicer has previously made an unreimbursed Advance in respect of such Receivable, (ii) Net Liquidation Proceeds with respect to a particular Receivable to the extent of unreimbursed Advances in respect of such Receivable,
(iii) recoveries from collections with respect to Advances that the Servicer has determined are unlikely to be repaid, (iv) late fees, extension fees and other administrative fees and expenses or similar charges collected by the Servicer and (v) any rebates of unearned interest charges with respect to Precomputed Receivables.

         A "Defaulted Receivable" will be a Receivable (other than an Administrative Receivable or a Warranty Receivable) as to which (a) all or any part of a Scheduled Payment is 150 or more days past due and the Servicer has not repossessed the related Financed Vehicle or (b) the Servicer has, in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossession inventory for 90 days, whichever occurs first. The principal balance of any Receivable that becomes a Defaulted Receivable will be deemed to be zero as of the date it becomes a Defaulted Receivable.

CALCULATION OF PRINCIPAL DISTRIBUTION AMOUNT.

         "Principal Distribution Amount" means, with respect to any Payment Date, an amount equal to the excess, if any, of (a) the Pool Balance as of the end of the Collection Period preceding the related Collection Period, or as of the Cut-off Date, in the case of the first Collection Period, over (b) the Pool Balance as of the end of the related Collection Period, together with any portion of the Principal Distribution Amount that was to be deposited into the Principal Distribution Account on any prior Payment Date but was not because sufficient funds were not available to make such deposit; provided, however, that the Principal Distribution Amount shall not exceed the outstanding principal amount of all the Notes and Certificates on such Payment Date (prior to giving effect to any principal payments made on such Payment Date); and provided, further, that (i) the Principal Distribution Amount on the Class A-1 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-1 Notes to zero; (ii) the Principal Distribution Amount on the Class A-2 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-2 Notes to zero; (iii), the Principal Distribution Amount on the Class A-3 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-3 Notes to zero; and (iv) the Principal Distribution Amount on the Final Scheduled Payment Date for the Certificates shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Certificates to zero.

PAYMENTS.

         On each Payment Date, from Available Collections for the related Collection Period and amounts withdrawn from the Reserve Account, the Trust will make the following payments in the following order of priority:

         1.       SERVICING FEE--the Servicing Fee payable to the Servicer;

         2. CLASS A NOTE INTEREST-- on a pro rata basis, accrued and unpaid interest on the Class A-1, Class A-2 and Class A-3 Notes, together with any amounts that were to be paid pursuant to this clause (2) on any prior Payment Date but were not paid because sufficient funds were not available to make such payment (with interest accrued on such unpaid amounts at the rate or rates at which interest accrued on the related Notes during the relevant accrual period or periods);

         3. CERTIFICATE INTEREST -- accrued and unpaid interest on the Certificates, together with any amounts that were to be paid pursuant to this clause (3) on any prior Payment Date but were not paid because sufficient funds were not available to make such payment (with interest accrued on such unpaid amounts at the rate at which interest accrued on the Certificates during the relevant accrual period or periods);

         4. ALLOCATION OF PRINCIPAL--to the Principal Distribution Account, the Principal Distribution Amount;

         5. RESERVE ACCOUNT DEPOSIT--to the Reserve Account, the amount, if any, necessary to cause the balance of funds therein to equal the required balance described under "Reserve Account" below; and

         6. EXCESS AMOUNTS--any remaining amounts in the Collection Account will be distributed to the Seller.

         On each Payment Date, from the amounts deposited into the Principal Distribution Account from the allocations of principal described in clause (4) above, the Trust will pay principal of the Notes in the following priority:

         1. to the Class A-1 Notes until an amount equal to the principal balance thereof has been paid;

         2. to the Class A-2 Notes until an amount equal to the principal balance thereof has been paid;

         3. to the Class A-3 Notes until an amount equal to the principal balance thereof has been paid;

         4. to the Certificates, until an amount equal to the principal balance thereof has been paid;

         5. after the Notes and Certificates are paid in full, to the Seller's any remaining funds.

PAYMENTS AFTER OCCURRENCE OF EVENT OF DEFAULT AND ACCELERATION.

         After an Event of Default that results in an acceleration of the Notes, the Trust will make the following payments in the following order of priority from Available Collections for the related Collection Period and amounts withdrawn from the Reserve Account:

         1.       SERVICING FEE--the Servicing Fee payable to the Servicer;

         2. CLASS A NOTE INTEREST--on a pro rata basis, accrued and unpaid interest on the Class A-1, Class A-2 and Class A-3 Notes, together with any amounts that were to be paid pursuant to this clause (2) on any prior Payment Date but were not paid because sufficient funds were not available to make such payment (with interest accrued on such unpaid amounts at the rate or rates at which interest accrued on the related Notes during the relevant accrual period or periods);

         3. CERTIFICATE INTEREST--accrued and unpaid interest on the Certificates, together with any amounts that were to be paid pursuant to this clause (3) on any prior Payment Date but were not paid because sufficient funds were not available to make such payment (with interest accrued on such unpaid amounts at the rate at which interest accrued on the Certificates during the relevant accrual period or periods);

         4. ALLOCATION OF PRINCIPAL--to all Class A Noteholders on a pro rata basis, until the outstanding principal balance of each such class of Notes has been reduced to zero, and then to the Certificateholders until the outstanding principal balance of the Certificates has been reduced to zero;

         5. EXCESS AMOUNTS--any remaining amounts in the Collection Account will be distributed to the Seller.

                         SUBORDINATION; RESERVE ACCOUNT

         The rights of the Noteholders and Certificateholders to receive payments with respect to the Receivables will be subordinated to the rights of the Servicer to receive the Servicing Fee, any additional servicing compensation as described under "Transfer and Servicing Agreements--Servicing Compensation" and the reimbursement of Advances.

SUBORDINATION.

         As long as any Notes remain outstanding, payments on the Certificates and the Subordinated Seller's Interest will be subordinated to payments of interest and principal on the Notes as described above, under "Payments to Noteholders and Certificateholders".

RESERVE ACCOUNT

         The Noteholders will have the benefit of the Reserve Account. The Reserve Account will be a segregated trust account held by the Indenture Trustee. Any amounts held on deposit in the Reserve Account will be owned by the Seller, subject to the right of the Indenture Trustee to withdraw such amounts as described below, and any investment earnings thereon will be taxable to the Seller for federal income tax purposes. On the Closing Date, the Seller will deposit $______ (____% of the outstanding principal balance of the Receivables as of the Cutoff Date) into the Reserve Account for the Trust.

         On each Payment Date, if Available Collections are insufficient to pay the first four items listed under "Payments to Noteholders--Payments" above (excluding amounts payable to the Certificateholders), the Indenture Trustee will withdraw funds (if available) from the Reserve Account to pay those amounts.

         If the principal balance of a class of Notes is not paid in full on the related Final Scheduled Payment Date, the Indenture Trustee will withdraw amounts from the Reserve Account (if available) to pay that class in full.

         The amount required to be on deposit in the Reserve Account at the close of business on any Payment Date (the "Specified Reserve Account Balance") will be the greater of (a) ___% of the outstanding principal balance of the Receivables as of the end of the related Collection Period or (b) $________ (____% of the outstanding principal balance of the Receivables as of the Cutoff
Date); provided however, that if, on any Payment Date (x) the average of the Charge-off Rates for the three preceding Collection Periods exceeds ____% or (y) the average of the Delinquency Percentages for the three preceding Collection Periods exceeds ____%, the Specified Reserve Account Balance will be the greatest of (a) ____% of the outstanding principal balance of the Receivables as of the end of the related Collection Period, (b) $_______ (____% of the outstanding principal balance of the Receivables as of the Cutoff Date) and (c) ____% of the Class A Note Balance as of such Payment Date (after giving effect to any principal payments made on the Securities on such Payment Date); provided further, that the Specified Reserve

Balance with respect to any date shall not exceed the sum of the Class A Note Balance as of the preceding Payment Date (after giving effect to any principal payments made on the Securities on such preceding Payment Date).

         As of any Payment Date, the amount of funds actually on deposit in the Reserve Account may, in certain circumstances, be less than the Specified Reserve Account Balance. On each Payment Date, the Trust will, to the extent available, deposit the amount, if any, necessary to cause the balance of funds on deposit in the Reserve Account to equal the Specified Reserve Account Balance to the extent set forth above under "Payments to Noteholders."

         The "Charge-off Rate" with respect to a Collection Period will equal the Aggregate Net Losses with respect to the Receivables that become Defaulted Receivables during that Collection Period expressed, on an annualized basis, as a percentage of the average of (i) the Pool Balance on the last day of the immediately preceding Collection Period and (ii) the Pool Balance on the last day of such Collection Period.

         The "Aggregate Net Losses" with respect to a Collection Period will equal the principal balance of all Receivables newly designated during such Collection Period as Defaulted Receivables minus the sum of (x) Net Liquidation Proceeds collected during such Collection Period with respect to all Defaulted Receivables and (y) the portion of amounts subsequently received in respect of Receivables liquidated in prior Collection Periods specified in the Sale and Servicing Agreement.

         The "Delinquency Percentage" with respect to a Collection Period will equal (a) the number of all outstanding Receivables 61 days or more delinquent (after taking into account permitted extensions) as of the last day of such Collection Period (excluding Receivables as to which the Financed Vehicle has been liquidated during that Collection Period), determined in accordance with the Servicer's normal practices, plus (b) the number of repossessed Financed Vehicles that have not been liquidated (to the extent the related Receivable is not otherwise reflected in clause (a) above), expressed as a percentage of the aggregate number of Current Receivables on the last day of such Collection Period.

         A "Current Receivable" will be a Receivable that is not a Defaulted Receivable or a Liquidated Receivable. A "Liquidated Receivable" will be a Receivable that has been the subject of a Prepayment in full or otherwise has been paid in full or, in the case of a Defaulted Receivable, a Receivable as to which the Servicer has determined that the final amounts in respect thereof have been paid.

         The Servicer may, from time to time after the date of this Prospectus Supplement, request each of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. (each a "Rating Agency") to approve a formula for determining the Specified Reserve Account Balance that is different from those described above or make certain changes with respect to the manner by which the Reserve Account is funded. If each Rating Agency delivers a letter to the Owner Trustee to the effect that the use of any such new formulation will not result in a qualification, reduction or withdrawal of its then-current rating of any class of Notes, then the Specified Reserve Account Balance will be determined in accordance with such new formula. The Sale and Servicing Agreement will accordingly be amended, without the consent of any Noteholder, to reflect such new calculation.

         As of the close of business on any Payment Date on which the amount on deposit in the Reserve Account is greater than the Specified Reserve Account Balance for such Payment Date, subject to certain limitations, the Servicer will instruct the Indenture Trustee to release and distribute such excess to the Seller. Upon any distribution to the Seller of amounts from the Reserve Account, the Noteholders will have no rights in, or claims to, such amounts.

         Funds on deposit in the Reserve Account may be invested in Eligible Investments. Investment income on monies on deposit in the Reserve Account will not be available for payment to Noteholders or otherwise subject to any claims or rights of the Noteholders and will be paid to the Seller. Any loss on such investments will be charged to the Reserve Account.

         After the payment in full, or the provision for such payment, of (i) all accrued and unpaid interest on the Notes and (ii) the outstanding principal balance of the Notes, any funds remaining on deposit in the Reserve Account, subject to certain limitations, will be paid to the Seller.

                        TRANSFER AND SERVICING AGREEMENTS

THE TRANSFER AND SERVICING AGREEMENTS

         The description of the terms of the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement (collectively, the "Transfer and Servicing Agreements") in this Prospectus Supplement does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements. Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement. Copies of the Transfer and Servicing Agreements will be filed with the SEC [and the Luxembourg and Hong Kong Stock Exchanges] following the issuance of the Securities. Any description of the Transfer and Servicing Agreements herein supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the Transfer and Servicing Agreements set forth in the Prospectus, to which description reference is hereby made.

SALE AND ASSIGNMENT OF RECEIVABLES

         Certain information with respect to the conveyance of the Receivables from the Seller to the Trust on the Closing Date pursuant to the Sale and Servicing Agreement is set forth under "Transfer and Servicing Agreements--Sale and Assignment of Receivables" in the Prospectus.

ACCOUNTS

         In addition to the accounts referred to under "Description of the Transfer and Servicing Agreements--Accounts" in the Prospectus, the Seller will also establish and will maintain with the Indenture Trustee the Reserve Account for the benefit of the Noteholders. The Reserve Account will not be an asset of the Trust. The Servicer will establish the Payahead Account with the Indenture Trustee for the benefit of the Noteholders and the Certificateholders. The Payahead Account will not be an asset of the Trust. The Indenture Trustee will establish an administrative subaccount within the Collection Account entitled the Principal Distribution Account (the "Principal Distribution Account"), for the benefit of the Noteholders and Certificateholders.

SERVICING COMPENSATION

         The Servicing Fee with respect to each Collection Period will be one-twelfth of 1.00% (the "Servicing Fee Rate") of the Pool Balance as of the first day of the related Collection Period or, in the case of the first Payment Date, the Initial Pool Balance, and will be paid to the Servicer as described under "Payments to Noteholders" in this Prospects Supplement. The Servicer will be entitled to collect and retain as additional servicing compensation in respect of each Collection Period any late fees, extension fees and any other administrative fees and expenses or similar charges collected during such Collection Period, plus any investment earnings or interest earned during such Collection Period from the investment of monies on deposit in the Collection Account or Payahead Account. See "--Collections" below and "Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" in the Prospectus.

COLLECTIONS

         The Servicer generally may retain all payments on or in respect of the Receivables received from Obligors and all proceeds of Receivables collected during each Collection Period without segregation in its own accounts until deposited in the Collection Account on the related Payment Date, except as described under "Transfer and Servicing Agreements--Collections" in the Prospectus.

         "Eligible Investments" will be specified in the Indenture and will be limited to investments which meet the criteria of each Rating Agency from time to time as being consistent with its then-current ratings of the Securities.

         Collections on or in respect of a Receivable made during a Collection Period (including Warranty Purchase Payments and Administrative Purchase Payments) which are not late fees, extension fees or certain other similar fees or charges will be applied first to any outstanding Advances made by the Servicer with respect to such Receivable, and then to the related Scheduled Payment. Any collections on or in respect of a Receivable remaining after such applications will be considered an "Excess Payment". Excess Payments constituting a prepayment in full of Precomputed Receivables and any Excess Payments relating to Simple Interest Receivables will be applied as a prepayment in respect of such Receivable (each, a "Prepayment"). All other Excess Payments in respect of Precomputed Receivables will be held by the Servicer (or if any of the conditions in clauses (i) through (iii) in the second preceding paragraph is not satisfied, deposited in the Payahead Account), as a Payment Ahead. See "Description of Transfer and Servicing Agreements--Collections" in the Prospectus.

ADVANCES

         The Servicer will be required to make Advances in respect of Scheduled Payments that are not received in full by the end of the month in which they are due to the extent described under "Description of Transfer and Servicing Agreements--Advances" in the Prospectus, unless the Servicer determines, in its sole discretion, that such Advances will not be recoverable from certain collections available to reimburse such Advances. Under certain circumstances, if the Servicer determines that reimbursement from such collections is unlikely, the Servicer will be entitled to recover unreimbursed Advances from collections on or in respect of other Receivables. See "Description of Transfer and Servicing Agreements--Advances" in the Prospectus.

         The Servicer will make all Advances by depositing into the Collection Account an amount equal to the aggregate of the Precomputed Advances and Simple Interest Advances due in respect of a Collection Period on the Business Day immediately preceding the related Payment Date.

NET DEPOSITS

         As an administrative convenience, unless the Servicer is required to remit collections daily as described in "Description of Transfer and Servicing Agreements--Collections" in the Prospectus, the Servicer will be permitted to make the deposit of collections, aggregate Advances and amounts deposited in respect of purchases of Receivables by the Seller or the Servicer for or with respect to the related Collection Period net of payments to be made to the Servicer with respect to such Collection Period. The Servicer, however, will account to the Owner Trustee and to the Certificateholders as if all of the foregoing deposits and payments were made individually. See "Description of Transfer and Servicing Agreements--Net Deposits" in the Prospectus.

OPTIONAL PURCHASE

         The outstanding Notes and the Certificates will be redeemed in whole, but not in part, on any Payment Date on which the Servicer exercises its option to purchase the Receivables. The Servicer may purchase the Receivables on any payment Date when the Pool Balance shall have declined to 10% or less of the Initial Pool Balance, as described in the Prospectus under "Description of Transfer and Servicing Agreements--Termination". The "Redemption Price" for the outstanding Notes will be equal to the unpaid principal amount of the outstanding Notes plus accrued and unpaid interest thereon and for the Certificates will equal the Certificate Balance on the date of such optional purchase plus accrued and unpaid interest thereon.

REMOVAL OF SERVICER

         The Indenture Trustee or Noteholders evidencing 51% of the outstanding principal amount of the Class A Notes (voting as a single class and excluding any Notes held by TMCC, TMCRC or any Affiliate thereof) may terminate the rights and obligations of the Servicer under the Sale and Servicing Agreement or waive any Servicer Default as defined under "Description of Transfer and Servicing Agreements--Servicer Default" in the Prospectus without the consent of any Certificateholder or the Seller. For more information regarding removal of the Servicer, see "Description of Transfer and Servicing Agreements--Rights upon Servicer Default" in the Prospectus.

                     THE OWNER TRUSTEE AND INDENTURE TRUSTEE

         [________________] will be the Owner Trustee under the Trust Agreement. As a matter of [New York] law, the Trust will be viewed as a separate legal entity, distinct from the Owner Trustee, and the Trust will be viewed as the issuer of the Securities. [________________] will be the Indenture Trustee under the Indenture. The Owner Trustee, the Indenture Trustee and any of their respective affiliates may hold Securities in their own names or as pledgees. For the purpose of meeting the legal requirements of certain jurisdictions, the Servicer and the Owner Trustee acting jointly (or in some instances, the Owner Trustee acting alone) will have the power to appoint co-trustees or separate trustees of all or any part of the Trust. In the event of such an appointment, all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee by the Sale and Servicing Agreement and the Trust Agreement will be conferred or imposed upon the Owner Trustee and each such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Owner Trustee will be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who will exercise and perform such rights, powers, duties and obligations solely at the direction of the Owner Trustee.

         The Owner Trustee and the Indenture Trustee may resign at any time and, under the Trust Agreement, U.S. Bank will be required to resign as Owner Trustee if any Event of Default under the Indenture occurs. If the Owner Trustee or Indenture Trustee resigns, the Servicer will be obligated to appoint a successor thereto. TMCC as administrator under the Administration Agreement may also remove the Owner Trustee or the Indenture Trustee if either ceases to be eligible to continue as such under the Trust Agreement or the Indenture, as the case may be, becomes legally unable to act (including, but not limited to, pursuant to the provisions of the Trust Indenture Act in connection with the occurrence of an Event of Default) or becomes insolvent. In such circumstances, the Servicer will be obligated to appoint a successor Owner Trustee or Indenture Trustee, as applicable. Any resignation or removal of the Owner Trustee or Indenture Trustee and appointment of a successor thereto will not become effective until acceptance of the appointment by such successor.

         The Trust Agreement will provide that the Servicer will pay the fees and expenses of the Owner Trustee and the Indenture Trustee in connection with their duties under the Trust Agreement and Indenture, respectively. The Trust Agreement and Indenture will further provide that the Owner Trustee and Indenture Trustee will be entitled to indemnification by TMCC for, and will be held harmless against, any loss, liability or expense incurred by the Owner Trustee or Indenture Trustee not resulting from its own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties to be set forth in the Trust Agreement or Indenture, as the case may be).

DUTIES OF THE OWNER TRUSTEE AND INDENTURE TRUSTEE

         The Owner Trustee will make no representations as to the validity or sufficiency of the Trust Agreement, the Certificates (other than the execution and authentication thereof), the Notes or of any Receivables or related documents. The Owner Trustee will not be accountable for the use or application by the Seller or the Servicer of any funds paid to the Seller or the Servicer in respect of the Notes, the Certificates or the Receivables, or the investment of any monies by the Servicer before such monies are deposited into the Collection Account or Payahead Account. The Owner Trustee will not independently verify the Receivables. If no Event of Default has occurred and is continuing, the Owner Trustee will be required to perform only those duties specifically required of it under the Trust Agreement. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Owner Trustee under the Trust Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Trust Agreement. The Owner Trustee will not be charged with knowledge of a failure by the Servicer to perform its duties under the Trust Agreement or Sale and Servicing Agreement unless the Owner Trustee obtains actual knowledge of such failure as will be specified in the Trust Agreement.

         The Owner Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Trust Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby. No Certificateholder will have any right under the Trust Agreement to institute any proceeding with respect to the Trust Agreement, unless such holder previously has given to the Owner Trustee written notice of the occurrence of an event of default under the Trust Agreement and (i) the event of default arises from the Servicer's failure to remit payments when due or (ii) the holders of Certificates evidencing not less than 25% of the voting interests of the Certificates have made written request upon the Owner Trustee to institute such proceeding in its own name as the Owner Trustee thereunder and have offered to the Owner Trustee reasonable indemnity and the Owner Trustee for 30 days has neglected or refused to institute any such proceedings.

         The Indenture Trustee will make no representations as to the validity or sufficiency of the Indenture, the Certificates, the Notes (other than the execution and authentication thereof) or of any Receivables or related documents, and will not be accountable for the use or application by the Seller or the Servicer of any funds paid to the Seller or the Servicer in respect of the Notes, the Certificates or the Receivables, or the investment of any monies by the Servicer before such monies are deposited into the Collection Account or Payahead Account. If no Event of Default has occurred and is continuing, the Indenture Trustee will be required to perform only those duties specifically required of it under the Indenture. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Indenture Trustee under the Indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the Indenture. The Indenture Trustee will not be charged with knowledge of a failure by the Servicer to perform its duties under the Trust Agreement or Sale and Servicing Agreement or of TMCC to perform its duties under the Administration Agreement, unless the Indenture Trustee obtains actual knowledge of such failure as will be specified in the Indenture.

         The Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Noteholders, unless such Noteholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby. No Noteholder will have any right under the Indenture to institute any proceeding with respect to the Indenture, unless such holder previously has given to the Indenture Trustee written notice of the occurrence of an Event of Default and (i) the Event of Default arises from the Servicer's failure to remit payments when due or (ii) the holders of Class A-1 Notes, Class A-2 Notes and Class A-3 Notes evidencing not less than 25% of the voting interests of each such class of Notes (excluding any Notes held by TMCC, TMCRC or any Affiliate thereof), acting together as a single class, have made written request upon the Indenture Trustee to institute such proceeding in its own name as the Indenture Trustee thereunder and have offered to the Indenture Trustee reasonable indemnity and the Indenture Trustee for 30 days has neglected or refused to institute any such proceedings. See "Description of the Notes--The Indenture" in this Prospectus Supplement.

                        MATERIAL INCOME TAX CONSEQUENCES

TAX CHARACTERIZATION OF THE TRUST

                  In the opinion of O'Melveny & Myers LLP, tax counsel to the Trust, (i) the Notes will be characterized as debt for tax purposes, and (ii) the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation for federal income and California income and franchise tax purposes.

                  If the Trust were taxable as a corporation for federal income tax purposes, it would be subject to corporate income tax on its taxable income. The Trust's taxable income would include all its income on the related Receivables, which may be reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and the Certificate Owners could be liable for any such tax that is unpaid by the Trust.

TREATMENT OF THE NOTES AS INDEBTEDNESS

                  The Seller, each Certificateholders and Certificate Owners will agree, and the beneficial owners of the Notes (the "Note Owners") by their purchase of the Notes, will agree, to treat the Notes as debt for federal income tax purposes. The Seller and the Servicer will agree, and the Certificate Owners will agree by their purchase of the Certificates, to treat the Trust (i) as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificate Owners, and the Notes being debt of the partnership, or
(ii) if a single beneficial owner owns all of the Certificates and none of the Notes are characterized as equity interests in the Trust, as an entity that is to be disregarded for purpose of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the Trust and the Notes treated as assets and indebtedness of the Certificate Owner. However, the proper characterization of the arrangement involving the Trust, the Certificates, the Notes, the Seller and the Servicer is not clear because there is no authority on transactions closely comparable to the transaction described in this prospectus supplement.

         We refer you to the discussion under "Material Income Tax Consequences--Tax Treatment of Owner Trusts" in the accompanying prospectus.

                              ERISA CONSIDERATIONS

THE NOTES

         The Notes may be purchased by an employee benefit plan or an individual retirement account (a "Plan") subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Plan must determine that the purchase of a Note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. For additional information regarding treatment of the Notes under ERISA and the risks associated with the Notes being treated as "equity interests" under the Plan Asset Regulations, see "ERISA Considerations" in the Prospectus.

         Certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of the Class A Notes by a Plan depending on the type and circumstances of the plan fiduciary making the decision to acquire the Class A Notes. Potentially available exemptions would include, without limitation, Prohibited Transaction Class Exemption ("PTCE") 90-1, which exempts certain transactions involving insurance company general accounts; PTCE 91-38, which exempts certain transactions involving bank collective investment funds; PTCE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager"; and PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by an "in-house asset manager." Insurance company general accounts should also discuss with their legal counsel the availability of relief under Section 401(c) of ERISA. A purchaser of the Class A Notes should be aware, however, that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by the applicable exemption or exemptions might not cover all acts that might be construed as prohibited exemptions.

         The Notes may not be purchased with the assets of a Plan if the Seller, the Servicer, the Indenture Trustee, the Owner Trustee or any of their affiliates (a) has investment or administrative discretion with respect to such Plan assets; (b) has authority or responsibility to give, or regularly gives, investment advice with respect to such Plan assets, for a fee and pursuant to an agreement or understanding that such advice (i) will serve as a primary basis for investment decisions with respect to such Plan assets and (ii) will be based on the particular investment needs for such Plan; or (c) is an employer maintaining or contributing to such Plan. None of the Class Notes may be purchased with the assets of a Plan if the Seller as holder of the Subordinated Seller's Interest is a fiduciary with respect to those Plan assets and participates in the decision to purchase these Notes.

THE CERTIFICATES

         The Certificates may not be acquired by a Plan or any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or which uses plan assets to acquire Certificates (a "Plan Investor"). By its acceptance of a Certificate, each Certificateholder will be deemed to have represented and warranted that it is not subject to the foregoing limitation. In addition, a purchaser of Certificates other than a Plan Investor should be aware that a prohibited Transaction could occur if a Certificateholder (or any of its affiliates) is or becomes a party in interest or a disqualified person with respect to a Plan Investor that purchases and holds any Notes unless covered by one or more applicable exemptions.

                                  UNDERWRITING

         Subject to the terms and conditions set forth in an Underwriting Agreement (the "Note Underwriting Agreement"), the Seller has agreed to cause the Trust to sell to each of the Note Underwriters named below (collectively, the "Note Underwriters"), and each of the Note Underwriters has severally agreed to purchase, the principal amount of Notes set forth opposite its name below:

                                     [TABLE]

         In the Note Underwriting Agreement, the Note Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Notes if any of the Notes are purchased. This obligation of the Note Underwriters is subject to certain conditions precedent set forth in the Note Underwriting Agreement. The Seller has been advised by the Note Underwriters that they propose initially to offer the Notes to the public at the prices set forth in this Prospectus Supplement, and to certain dealers at such price less the initial concession not in excess of ___% of the denominations of the Notes per Class A-1 Note, ___% per Class A-2 Note and ___% per Class A-3 Note. The Note Underwriters may allow, and such dealers may reallow, a concession not in excess of ___% per Class A-1 Note, ___% per Class A-2 Note and ___% per Class A-3 Note to certain other dealers. After the initial public offering of the Notes, the public offering price and such concessions may be changed.

         Subject to the terms and conditions set forth in an Underwriting Agreement (the "Certificate Underwriting Agreement"), the Seller has agreed to cause the Trust to sell to each of the Certificate Underwriters named below (the "Certificate Underwriters" and, together with the Note Underwriters, the "Underwriters"), and each of the Certificate Underwriters has severally agreed to purchase, the principal amount of Certificates set forth opposite its name below:

                                     [TABLE]

         In the Certificate Underwriting Agreement, the Certificate Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Certificates if any of the Certificates are purchased. This obligation of the Certificate Underwriters is subject to certain conditions precedent set forth in the Certificate Underwriting Agreement. The Seller has been advised by the Certificate Underwriters that they propose initially to offer the Certificates to the public at the price set forth in this Prospectus Supplement, and to certain dealers at such price less the initial concession not in excess of ___% per Certificate. The Certificate Underwriters may allow, and such dealers may reallow, a concession not in excess of ___% per Certificate to certain other dealers. After the initial public offering of the Certificates, the public offering price and such concessions may be changed.

         The Seller and TMCC have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

         The Notes and the Certificates are new issues of securities with no established trading markets. The Seller has been advised by the Note Underwriters that they intend to make a market in the Notes of each class and has been advised by the Certificate Underwriters that they intend to make a market in the Certificates, in each case as permitted by applicable laws and regulations. The Underwriters are not obligated, however, to make a market in the Notes of any class or the Certificates, and such market-making may be discontinued at any time without notice at the sole discretion of the Underwriters. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the Notes of any class or the Certificates.

         The Trust may, from time to time, invest funds in the Accounts in Eligible Investments acquired from the Underwriters.

         The Underwriters have advised the Seller that, pursuant to Regulation M under the Securities Act, certain persons participating in this offering may engage in transactions, including stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Securities of any class at levels above those that might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Securities of any class on behalf of the Underwriters for the purpose of fixing or maintaining the price of such Securities. A "syndicate covering transaction" is the bid for or the purchase of such Securities of any class on behalf of the Underwriters to reduce a short position incurred by the Underwriters in connection with this offering. A "penalty bid" is an arrangement permitting one of the Underwriters to reclaim the selling concession otherwise accruing to another Underwriter or syndicate member in connection with this offering if the Securities of any class originally sold by such other Underwriter or syndicate member are purchased by the reclaiming Underwriter in a syndicate covering transaction and has therefore not been effectively placed by such other Underwriter or syndicate member.

         Stabilizing bids and syndicate covering transactions may have the effect of causing the price of the Securities of any class to be higher than it might be in the absence thereof, and the imposition of penalty bids might also have an effect on the price of any Security to the extent that it discouraged resale of such Security. Neither the Seller nor the Underwriters makes any representation or prediction as to the direction or magnitude of any such effect on the prices for the Securities. Neither the Seller nor the Underwriters makes any representation that the Underwriters will engage in any such transactions or that, once commenced, any such transactions will not be discontinued without notice.

         Neither the Seller nor the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that any of the transactions described above may have on the price of the Securities. In addition, neither the Seller nor any of the Underwriters make any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

         The Indenture Trustee may, from time to time, invest the funds in the Collection Account and the Reserve Account in investments acquired from or issued by the Underwriters.

         In the ordinary course of business, the Underwriters and their affiliates have engaged and may engage in investment banking and commercial banking transactions with the Servicer and its affiliates.

         It is expected that the delivery of the Securities will be made against payment therefor on or about the Closing Date, which is expected to be the ___th business day following the date hereof. Under Rule 15c-6 under the Exchange Act, trades in the secondary market generally are required to settle within three business days, unless the parties thereto expressly agree otherwise. Accordingly, purchasers who wish to trade the Securities on the date hereof and for a period of days hereafter will be required, by virtue of the fact that the Securities initially will settle ___ business days after the date hereof, to specify an alternate settlement cycle at the time of any such trade to avoid a failed settlement.

         Each Underwriter will represent that (i) it has not offered or sold and will not offer or sell, prior to the date six months after their date of issuance, any Securities to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted in and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1997 or is a person to whom the document can otherwise lawfully be issued or passed on.

                                 LEGAL OPINIONS

         In addition to the legal opinions described in the Prospectus, certain legal matters relating to the Notes and the Certificates and certain federal income tax and California state income tax and other matters will be passed upon for the Trust by O'Melveny & Myers LLP. Certain legal matters relating to the Notes and Certificates will be passed upon for the Underwriters by _________.

                                 INDEX OF TERMS

                                                               Page


Aggregate Net Losses, ...........................................33
Certificate Underwriters, .......................................39
Certificate Underwriting Agreement, .............................39
Charge-off Rate, ................................................33
Class A-1 Final Scheduled Payment Date, .........................27
Class A-2 Final Scheduled Payment Date, .........................27
Class A-3 Final Scheduled Payment Date, .........................27
Closing Date, ...................................................18
Code, ...........................................................38
Current Receivable, .............................................33
Cutoff Date, ....................................................18
Dealer Recourse, ................................................17
Defaulted Receivable, ...........................................30
Delinquency Percentage, .........................................33
Determination Date, .............................................29
Eligible Investments, ...........................................35
Excess Payment, .................................................35
Financed Vehicles, ..............................................18
Interest Period, ................................................26
Liquidated Receivable, ..........................................33
Net Liquidation Proceeds, .......................................30
Note Underwriters, ..............................................39
Note Underwriting Agreement, ....................................39
Owner Trustee, ..................................................16
Penalty Bid, ....................................................40
Plan, ...........................................................38
Prepayment, ..................................................27,35
Receivables Pool, ...............................................18
Receivables Purchase Agreement, .................................18
Scheduled Payments, .............................................18
Seller, .........................................................16
Servicing Fee Rate, .............................................34
Specified Reserve Fund Balance, .................................32
Stabilizing Bid, ................................................40
Syndicate Covering Transaction, .................................40
Transfer and Servicing Agreements, ..............................34
Trust, ..........................................................16
Trust Agreement, ................................................16
Underwriters, ...................................................39

                                     ANNEX A
                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the globally offered Class A Certificates (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through DTC, Clearstream Banking or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through Clearstream Banking and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., three calendar day settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedure applicable to U.S. corporate debt obligations and prior asset-backed securities issues.

         Secondary cross-market trading between Clearstream Banking or Euroclear and DTC Participants holding securities will be effected on a delivery-against-payment basis through the depositaries of Clearstream Banking and Euroclear (in such capacity) and as DTC Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream Banking and Euroclear will hold positions on behalf of their participants through their depositaries, which in turn will hold such positions in accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow DTC settlement practice. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through Clearstream Banking or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior asset-backed securities issues in same-day funds.

         Trading between Clearstream Banking and/or Euroclear Participants. Secondary market trading between Clearstream Banking Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading between DTC Seller and Clearstream Banking or Euroclear Participants. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Banking Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream Banking or Euroclear through a Clearstream Banking Participant or Euroclear Participant at least one business day prior to settlement. Clearstream Banking or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Banking Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream Banking or Euroclear cash debt will be valued instead as of the actual settlement date.

         Clearstream Banking Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream Banking or Euroclear. Under this approach, they may take on credit exposure to Clearstream Banking or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Clearstream Banking or Euroclear has extended a line of credit to them, Clearstream Banking Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream Banking Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they clear the overdraft when the Global Securities are credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Banking Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Banking Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         TRADING BETWEEN CLEARSTREAM BANKING OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, Clearstream Banking Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream Banking or Euroclear through a Clearstream Banking Participant or Euroclear Participant at least one business day prior to settlement. In these cases, Clearstream Banking or Euroclear will instruct the Relevant Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Banking Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Banking Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Banking Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Banking Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Clearstream Banking or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Banking Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

                  (a) borrowing through Clearstream Banking or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream Banking or Euroclear accounts) in accordance with the clearing system's customary procedures;

                  (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream Banking or Euroclear account in order to settle the sale side of the trade; or

                  (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Banking Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

         A beneficial owner of Global Securities holding securities through Clearstream Banking or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         EXEMPTION FOR NON-U.S. PERSONS (FORM W-8BEN). Beneficial owners of Global Securities that are Non-U.S. Persons generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change.

         EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, generally can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM W-8BEN). Non-U.S. Persons residing in a country that has a tax treaty with the United States generally can obtain an exemption or reduced tax rate depending on the treaty terms) by filing Form W-8BEN. Form W-8BEN may be filed by the Certificate Owners or their agents.

         EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The beneficial owner of a Global Security files by submitting the appropriate form to the person though whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). A Form W-8BEN on which the beneficial owner of a global Security provides a U.S. taxpayer identification number generally remains in effect until a change in circumstances causes any of the information on the form to be incorrect. A Form W-8ECI and a Form W-8BEN on which a U.S. taxpayer identification number is not provided generally remain in effect for three calendar years, absent a change in circumstances causing any information on the form to be incorrect.

         As used in the foregoing discussion, the term "U.S. Person" means (i) a citizen or resident of the United States who is a natural person, (ii) a corporation or partnership (or an entity treated as a corporation or partnership) organized in or under the laws of the United States or any state thereof, including the District of Columbia (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise), (iii) an estate, the income of which is subject to United States Federal income taxation, regardless of its source or (iv) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as such term is defined in the Code and Treasury Regulations) have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury Regulations, certain trusts in existence prior to August 20, 1996 which elected to be treated as United States persons prior to such date also shall be U.S. Persons. The term "Non-U.S. Person" means any person who is not a U.S. Person. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of Global Securities. Investors are advised to consult their tax advisors for specific tax advice concerning their holding and disposing of Global Securities.


==========================================================    =========================================================
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED
IN OR INCORPORATED BY REFERENCE INTO THIS
PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. WE HAVE
NOT AUTHORIZED ANYONE TO GIVE YOU DIFFERENT
INFORMATION. WE DO NOT CLAIM THE ACCURACY OF THE
INFORMATION IN THIS PROSPECTUS SUPPLEMENT OR THE
PROSPECTUS AS OF ANY DATE OTHER THAN THE DATE
STATED ON THE COVER PAGE. WE ARE NOT OFFERING THE
NOTES OR CERTIFICATES IN ANY JURISDICTION IN WHERE
IT IS NOT PERMITTED.

                   ___________________

                    TABLE OF CONTENTS                                          TOYOTA AUTO RECEIVABLES

                  PROSPECTUS SUPPLEMENT                                          ____-__ OWNER TRUST

                                                  PAGE                      $_______________ _____% ASSET
                                                  ----
Summary of Terms...............................   S-3
Risk Factors...................................  S-13
The Trust......................................  S-16                          BACKED NOTES, CLASS A-1
Capitalization of the Trust....................  S-17
The Owner Trustee and Indenture Trustee........  S-17
Paying Agents..................................  S-18
The Seller and the Servicer....................  S-18                        $_____________ _____% ASSET
The Receivables Pool...........................  S-18
Delinquencies, Repossessions and Net Losses....  S-22                          BACKED NOTES, CLASS A-2
Use of Proceeds................................  S-24
Prepayment and Yield Considerations............  S-24
Pool Factors and Trading Information...........  S-25                         $_____________ ____% ASSET
Description of the Notes.......................  S-26
Description of the Certificates................  S-28                          BACKED NOTES, CLASS A-3
Payments to Noteholders and Certificateholders.  S-29
Subordination; Reserve Account.................  S-32                         $_____________ ____% ASSET
Transfer and Servicing Agreements..............  S-34
Material Income Tax Consequences...............  S-38                            BACKED CERTIFICATES
ERISA Considerations...........................  S-38
Underwriting...................................  S-39             TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION SELLER
Legal Opinions.................................  S-41
Index of Terms.................................  S-42                  TOYOTA MOTOR CREDIT CORPORATION SERVICER
ANNEX A: Global Clearance, Settlement and Tax
Documentation Procedures.......................   A-1

                       PROSPECTUS                                                -------------------

Summary of Terms...............................     2                           PROSPECTUS SUPPLEMENT
Risk Factors...................................     9
The Trusts.....................................    13                            -------------------
The Trustee....................................    13
The Seller.....................................    13
The Servicer...................................    14
Where You Can Find More Information
 About Your Securities.........................    15
The Receivables Pools..........................    16
Delinquencies, Repossessions and Net Losses....    18
Weighted Average Life of the Securities........    18
Pool Factors and Trading Information...........    19
Use of Proceeds................................    20
Description of the Notes.......................    20
Description of the Certificates................    24
Certain Information Regarding the Securities...    25
Description of the Transfer and
 Servicing Agreements..........................    37
TMCC Demand Notes..............................    49
The Swap Agreement.............................    53
Certain Legal Aspects of the Receivables.......    56
Certain Federal Income Tax Consequences........    62
Certain State Tax Consequences.................    74
ERISA Considerations...........................    75
Plan of Distribution...........................    75
Legal Opinions.................................    76
Experts........................................    76
Index of Terms.................................    77

UNTIL __________________ , ALL DEALERS THAT EFFECT
TRANSACTIONS IN THE SECURITIES, WHETHER OR NOT
PARTICIPATING IN THIS DISTRIBUTION, MAY BE
REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND
THE PROSPECTUS. THIS IS IN ADDITION TO THE
OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS
SUPPLEMENT AND THE PROSPECTUS WHEN ACTING AS
UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD
ALLOTMENTS OR SUBSCRIPTIONS.
==========================================================    =========================================================

                     Subject to completion, dated _________.


            Prospectus Supplement to Prospectus dated August 7, 2000


                  TOYOTA AUTO RECEIVABLES ____-__ GRANTOR TRUST

                   TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION
                                     SELLER
                        TOYOTA MOTOR CREDIT CORPORATION,
                                    SERVICER
                 $____________________ ASSET BACKED CERTIFICATES

********************************************************************************
     YOU SHOULD REVIEW CAREFULLY THE FACTORS SET FORTH UNDER "RISK FACTORS" BEGINNING ON PAGE S-15 OF THIS SUPPLEMENT AND PAGE 9 IN THE ACCOMPANYING PROSPECTUS.

     This prospectus supplement does not contain complete information about the offering of the certificates. No one may use this prospectus supplement to offer and sell the certificates unless it is accompanied by the prospectus. If any statements in this prospectus supplement conflict with statements in the prospectus, the statements in this prospectus supplement will control.

     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The certificates are asset backed securities issued by the trust. The certificates are not obligations of Toyota Motor Credit Corporation, Toyota Motor Credit Receivables Corporation, Toyota Motor Sales, U.S.A., Inc. or any of their affiliates. Neither the certificates nor the receivables are insured or guaranteed by any governmental agency.
********************************************************************************
--------------------------------------------------------------------------------

The trust                                                  First         First       Final
will issue          Initial      Pass                     Interest     Principal   Scheduled
the following      Principal    Through      Interest     Payment       Payment     Payment
securities:         Amount       Rate         Period        Date         Date        date
                   ---------    -------      --------     --------     ---------   ---------
Class A
Certificates(1)...
Class B
Certificates(1)...
Class C
Certificates(1)...

(1) The Class B Certificates and Class C Certificates are subordinated to the Class A Certificates, and the Class C Certificates are subordinated to the Class B Certificates, in each case to the extent described in this prospectus supplement.
--------------------------------------------------------------------------------


The terms of the Offering are as follows:
--------------------------------------------------------------------------------
                              INITIAL PUBLIC      UNDERWRITING       PROCEEDS TO
                             OFFERING PRICE(1)      DISCOUNT          SELLER(2)
                             -----------------    ------------       -----------
Per Class A Certificate...   $_____________         _______%         $__________
Per Class B Certificate...   $_____________         _______%         $__________
Per Class C Certificate...   $_____________         _______%         $__________
Total.....................   $_____________         _______%         $__________

(1) Plus accrued interest from ____________.
(2) Before deducting expenses payable by TMCRC, as the seller, estimated to be approximately $__________.
--------------------------------------------------------------------------------

[THE TRUST HAS APPLIED TO LIST THE CERTIFICATES ON THE LUXEMBOURG STOCK EXCHANGE AND FOR LISTING AND PERMISSION TO DEAL IN THE CERTIFICATES ON THE STOCK EXCHANGE OF HONG KONG LIMITED.]


                                 [UNDERWRITERS]

               The date of this Prospectus Supplement is _________

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

         Information about the certificates is provided in two separate documents that progressively provide more detail:

         o the accompanying prospectus, which provides general information, some of which may not apply to a particular class of certificates, including your class; and

         o this prospectus supplement, which describes the specific terms of your class of certificates.

         IF THE TERMS OF YOUR CERTIFICATES VARY BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

         Cross-references are included in this prospectus supplement and in the prospectus which direct you to more detailed descriptions of a particular topic. You can also find references to key topics in the Table of Contents on the back cover of the prospectus.

You can find a listing of the pages where capitalized terms used in this prospectus supplement are defined under the caption "Index of Terms" beginning on page S-47 in this prospectus supplement and under the caption "Index of Terms" beginning on page 77 in the accompanying prospectus.

                                SUMMARY OF TERMS

      THE FOLLOWING SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND PROVIDES A GENERAL OVERVIEW OF THE TERMS OF THE CERTIFICATES. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE CERTIFICATES, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS. BOTH DOCUMENTS CONTAIN INFORMATION YOU SHOULD CONSIDER WHEN MAKING YOUR INVESTMENT DECISION.



RELEVANT PARTIES

   ISSUER                        Toyota Auto Receivables Grantor Trust ____-__. The trust will be established by a pooling and servicing agreement.

   SELLER                        Toyota Motor Credit Receivables Corporation.

   SERVICER                      Toyota Motor Credit Corporation.

   TRUSTEE                       [________________________].

RELEVANT AGREEMENTS

   POOLING AND SERVICING         The pooling and servicing agreement among the seller, the servicer and the
   AGREEMENT                     trustee. The pooling and servicing agreement provides for the terms relating to the certificates.

   RECEIVABLES PURCHASE          The receivables purchase agreement between Toyota Motor Credit Corporation and
   AGREEMENT                     the seller. The receivables purchase agreement governs the sale of the receivables from Toyota Motor Credit Corporation to the seller.

RELEVANT DATES

   CLOSING DATE                  On or about [____________].


   CUTOFF DATE                   [________________].

   PAYMENT DATES                 The trust will pay interest and principal on the certificates on the fifteenth day of each month. If the fifteenth day of the month is not a business day, payments on the certificates will be made on the next business day. The date that any payment is made is called a payment date. The first payment date is
                                 __________.

                                 A "business day" is any day except:

                                      o a Saturday or Sunday;


                                      o  a day on which banks in New York or San Francisco are closed; or



                                      o   [for payments of the Class A Certificates made in Luxembourg or Hong
                                          Kong by a paying agent, a day on which banks in Luxembourg or Hong Kong are closed.]

   FINAL SCHEDULED PAYMENT       The final principal payment for each class of certificates is scheduled to be
   DATES                         made on the related final scheduled payment date specified on the front cover of this prospectus supplement.

   RECORD DATE                   So long as the certificates are in book-entry form, the trust will make payments on the certificates to the holders of record on the day immediately preceding the payment date. If the certificates are issued in definitive form, the record date will be the last day of the month preceding the payment date.

   COLLECTION  PERIOD            The calendar month preceding the related payment date.


DESCRIPTION OF THE CERTIFICATES

   TERMS                         The trust is offering the following classes of certificates by way of this prospectus supplement:


                                                                    Original              Pass Through
                                                 Class Percentage   Certificate Balance   Rate*
                                                 ----------------   -------------------   ------------
                                 Class A                       %                      $              %
                                 Certificates
                                 Class B
                                 Certificates
                                 Class C
                                 Certificates
                                                 ----------------   -------------------   ------------
                                         Total              100%                      $

                                 ----------
                                 * Calculated based on a 360-day year consisting of twelve 30-day months.

                                 Each class of certificates will have an undivided ownership interest in the trust equal to the class percentage indicated above. The class percentage will not change. The certificate balance of each class of certificates will be reduced by the payment of principal to the holders of that class.



   INTEREST AND PRINCIPAL        In general, certificateholders are entitled to receive payments of interest and
   PAYMENTS                      principal from the trust only to the extent that collections from trust assets and funds resulting from credit enhancements are sufficient to make those payments. Interest and principal collections will be divided among the various classes of certificates in specified proportions.

                                 The trust will pay interest and principal on a pro rata basis to certificateholders of record as of the preceding record date.

                                 INTEREST. The amount of interest due on each payment date for any class of certificates will equal the product of:

                                      o  the outstanding class certificate balance as of the preceding payment date (or, in the case of the first payment date, as of the closing date); and

                                      o  one-twelfth of the pass through rate for that class, on a per annum basis.

                                 Interest on the certificates will be determined on the basis of a 360-day year consisting of twelve 30-day months.

                                 The pass through rate for each class of certificates is set forth on the front cover of this prospectus supplement.

                                 If certificateholders of any class do not receive all interest owed to them on a payment date, the trust will make payments of interest on later payment dates to make up the shortfall, to the extent funds from specified sources are available to cover the shortfall.

                                 PRINCIPAL. The amount of principal due on each payment date for any class of certificates will equal the applicable class percentage, as shown on the cover page of this prospectus supplement, of the sum of the following:

                                      o  the portion of all scheduled monthly payments on receivables allocable to principal during the preceding calendar month;

                                      o  the portion of all prepayments on receivables allocable to principal received by the servicer during the preceding calendar month;

                                      o  the principal balance of each receivable that was purchased by the servicer or repurchased by the seller, in either case under an obligation that arose during the preceding calendar month; and

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                                      o  the principal balance of each receivable that became a defaulted receivable during the preceding calendar month.

                                 The receivables owned by the trust are classified as either precomputed receivables or simple interest receivables. The portion of the scheduled monthly payments and prepayments that will be allocable to principal is different for each of the two types of receivables. These receivables are described in more detail in "The Receivables Pools" in the accompanying Prospectus. Before each payment date, the servicer will calculate the amount of principal to be paid to each class of certificates for that payment date. The amount of principal to be paid to a class will equal that class' percentage of scheduled payments on precomputed receivables, principal collections on simple interest receivables and certain other principal amounts due or collected on the receivables. The class percentage for each class is detailed in the chart under "Description of the Certificates--Terms" above.

                                 If certificateholders of any class do not receive all principal owed to them on a payment date, the trustee will make payments of principal on later payment dates to make up the shortfall, to the extent funds from specified sources are available to cover such amounts.

                                 FOR MORE DETAILED INFORMATION REGARDING PAYMENTS OF INTEREST AND PRINCIPAL SEE
                                 "DESCRIPTION OF THE CERTIFICATES--PAYMENTS--CALCULATION OF DISTRIBUTABLE
                                 AMOUNTS".

   LISTING                       [The trust has applied to list the Class A Certificates on the Luxembourg Stock
                                 Exchange and The Stock Exchange of Hong Kong Limited. The trust has requested that the listings be made effective on or about _______________.]

   MINIMUM DENOMINATIONS         Certificates will be issued only in denominations of $1,000 or more.
                                 Certificates will be issued in multiples of $1 for amounts in excess of $1,000.

   REGISTRATION OF THE           You will generally hold your interests in the securities through The Depository
   CERTIFICATES                  Trust Company in the United States, or Clearstream Banking societe anonyme or the Euroclear System in Europe or Asia. This is referred to as book-entry form.
                                 You will not receive a definitive certificate representing your securities except under limited circumstances.

                                 We expect the securities to be delivered through The Depository Trust Company,
                                 Clearstream Banking societe anonyme and the Euroclear System against payment in
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                                      S-6
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                                 immediately available funds on or about ____________.

                                 FOR MORE DETAILED INFORMATION, YOU SHOULD REFER TO "ANNEX A: GLOBAL CLEARANCE,
                                 SETTLEMENT AND TAX DOCUMENTATION PROCEDURES" IN THIS PROSPECTUS SUPPLEMENT AND
                                 "CERTAIN INFORMATION REGARDING THE SECURITIES--BOOK-ENTRY REGISTRATION" IN THE
                                 ACCOMPANYING PROSPECTUS.

   TAX STATUS                    Subject to important considerations described in this prospectus supplement and the prospectus, O'Melveny & Myers LLP, special tax counsel to the trust, will deliver its opinion that:

                                      o the trust will be treated as a grantor trust for United States federal income and California franchise and income tax purposes; and

                                      o the trust will not be subject to federal income tax.

                                 If you purchase the certificates, you will be required to report your pro rata share of all income earned on the receivables (other than amounts, if any, treated as "stripped coupons"). In addition if you are an individual, trust or estate, you may deduct your pro rata share of reasonable servicing and other fees, subject to certain limitations.

                                 YOU SHOULD REFER TO "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" IN THE
                                 ACCOMPANYING PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING THE APPLICATION OF
                                 UNITED STATES FEDERAL INCOME TAX LAWS TO THE TRUST AND THE CERTIFICATES.

   ERISA CONSIDERATIONS          The Class A Certificates are generally eligible for purchase by employee benefit plans, subject to certain considerations discussed under "ERISA Considerations"
                                 in this prospectus supplement and in the accompanying prospectus.

                                 The Class B Certificates and Class C Certificates, however, may not be acquired by any employee benefit plan or an individual retirement plan. However, under limited circumstances, Class B Certificates may be purchased as limited investments by persons using insurance general accounts or separate accounts.

                                 YOU SHOULD REFER TO "ERISA CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN
                                 THE ACCOMPANYING PROSPECTUS. IF YOU ARE A BENEFIT PLAN FIDUCIARY CONSIDERING
                                 PURCHASE OF THE CERTIFICATES OF ANY CLASS, YOU SHOULD, AMONG OTHER THINGS,
                                 CONSULT WITH YOUR COUNSEL TO DETERMINE WHETHER ALL REQUIRED CONDITIONS HAVE BEEN
                                 SATISFIED.
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                                      S-7
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   RATINGS OF THE CERTIFICATES   It is a condition to the issuance of the certificates that:

                                      o the Class A Certificates be rated at least "AAA" by Standard & Poor's
                                        Ratings Services, a division of The McGraw Hill Companies, Inc. and at least "Aaa" by Moody's Investors Service, Inc.;

                                      o the Class B Certificates be rated at least "___" by Standard & Poor's and at least "___" by Moody's; and

                                      o the Class C Certificates be rated at least "___" by Standard & Poor's and at least "___" by Moody's.

                                 A SECURITY RATING IS NOT A RECOMMENDATION TO BUY, SELL OR HOLD SECURITIES. THE
                                 RATINGS OF THE CERTIFICATES ADDRESS THE LIKELIHOOD OF THE PAYMENT OF PRINCIPAL
                                 AND INTEREST ON THE CERTIFICATES IN ACCORDANCE WITH THEIR TERMS. EITHER RATING
                                 AGENCY MAY SUBSEQUENTLY LOWER OR WITHDRAW ITS RATING OF THE CERTIFICATES. IF
                                 THIS HAPPENS, NO PERSON OR ENTITY WILL BE OBLIGATED TO PROVIDE ANY ADDITIONAL
                                 CREDIT ENHANCEMENT FOR THE CERTIFICATES. THE TRUST WILL OBTAIN THE RATINGS
                                 MENTIONED ABOVE FROM BY STANDARD AND POOR'S RATINGS SERVICES, A DIVISION OF THE
                                 MCGRAW HILL COMPANIES, INC. AND MOODY'S INVESTORS SERVICE, INC. HOWEVER, ANOTHER
                                 RATING AGENCY MAY RATE THE CERTIFICATES AND, IF SO, THE RATING MAY BE LOWER THAN
                                 THE RATINGS DESCRIBED ABOVE.

STRUCTURAL SUMMARY

                                 [Chart depicting the transfer of receivables from Toyota Motor Credit
                                 Corporation to seller in exchange for the cash net proceeds of the offering and the subordinated non-recourse promissory note; the transfer of receivables from the seller to the trust in exchange for the securities; and the issuance of the securities to investors in exchange for the proceeds.]

ASSETS OF THE TRUST              Purchasers of Toyota and Lexus cars and light duty trucks often finance their purchases by entering into retail installment sales contracts with Toyota and
                                 Lexus dealers who then resell the contracts to Toyota Motor Credit Corporation.
                                 The purchasers of the vehicles are referred to as the "obligors" under the contracts. Toyota Motor Credit Receivables Corporation will purchase a specified amount of these contracts from Toyota Motor Credit Corporation and on the closing date will sell them to the trust in exchange for the securities. These contracts are referred to as "receivables". The receivables will have a total outstanding principal balance of $___________ as of ______, the cutoff date.
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                                      S-8
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                                 Toyota Motor Credit Receivables Corporation will sell the certificates to investors for cash, and will use this cash to pay part of the purchase price for its purchase of the receivables. The chart above represents the flow of funds provided by investors for the securities and the receivables sold by Toyota
                                 Motor Credit Corporation.

                                 On the closing date, the trust will purchase receivables having the following characteristics as of the cutoff date:

                                 o   Total Cutoff Date Principal Balance.........................................
                                 o   Number of Receivables.......................................................
                                 o   Average Cutoff Date Principal Balance.......................................
                                 o   Average Original Amount Financed............................................
                                     Range of Original Amounts Financed..........................................
                                 o   Weighted Average APR(1).....................................................
                                     Range of APRs...............................................................
                                 o   Weighted Average Original Number of Scheduled Payments(1)...................
                                     Range of Original Number of Scheduled Payments..............................
                                 o   Weighted Average Remaining Number of Scheduled Payments(1)..................
                                     Range of Remaining Number of Scheduled Payments.............................
                                 -------------------

                                     (1) Weighted by principal balance as of the cutoff date.

                                 The assets of the trust will also include:

                                      o certain monies due or received under the receivables on and after the cutoff date;

                                      o security interests in the vehicles financed under the receivables;

                                      o certain bank accounts and the proceeds of those accounts; and

                                      o proceeds from claims under certain insurance policies relating to the financed vehicles or the obligors under the receivables and certain rights of the seller under the receivables purchase agreement.

                                 FOR A MORE DETAILED DESCRIPTION OF THE ASSETS OF THE TRUST, SEE "THE
                                 TRUST--GENERAL" IN THIS PROSPECTUS SUPPLEMENT.

   SERVICING                     Toyota Motor Credit Corporation will be appointed to act as servicer for the receivables owned by the trust. The servicer will handle all collections, administer defaults and delinquencies and otherwise service the receivables. On each payment date, the trust will pay the servicer a monthly fee equal to 1/12 of 1.00% of the total principal balance of the receivables as of the first day of the related collection period. The servicer will also receive additional servicing
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                                      S-9
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                                 compensation in the form of investment earnings, late fees and other administrative fees and expenses or similar charges received by the servicer during such month.

                                 The servicer will be obligated to advance to the trust interest on any receivable that is due but unpaid by the obligor. In addition, the servicer will be obligated to advance to the trust principal that is due but unpaid by the obligor on any receivables that are classified as precomputed receivables (but not on any that are classified as simple interest receivables). However, the servicer will not be required to make an advance if it determines that the advance will not ultimately be recoverable. The trust will reimburse the servicer from later collections on the related delinquent receivable. If the servicer determines that the advance will not ultimately be recoverable from later collections on the related delinquent receivable, the trust may also reimburse the servicer from collections on other receivables.

                                 FOR MORE DETAILED INFORMATION, YOU SHOULD REFER TO "TRANSFER AND SERVICING
                                 AGREEMENT--SERVICING COMPENSATION AND PAYMENT OF EXPENSES" IN THE ACCOMPANYING
                                 PROSPECTUS, AND TO "DESCRIPTION OF THE CERTIFICATES--ADVANCES" IN THIS
                                 PROSPECTUS SUPPLEMENT.

   PAYMENTS ON PAYMENT DATES     TMCC will identify collections on the receivables as either interest or principal depending on the terms of the related receivables. Collections identified as interest are sometimes referred to as "interest collections".
                                 Collections identified as principal are sometimes referred to as "principal collections".

                                 Principal advances made by the servicer will be included in principal collections. Interest advances made by the servicer will be included in interest collections. Any reimbursements of interest advances paid to the servicer will be deducted from interest collections before those collections are used to pay noteholders and certificateholders. Similarly, any reimbursements of principal advances paid to the servicer will be deducted from principal collections before those collections are used to pay noteholders and certificateholders.

                                 PAYMENTS FROM INTEREST COLLECTIONS. Each month, the trust will distribute interest collections and interest advances received during the prior calendar month in the following order of priority:

                                      o SERVICING FEE--the monthly servicing fee payable to the servicer;
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                                      S-10
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                                      o INTEREST ON THE CLASS A Certificates--interest due on the Class A
                                        Certificates, including any unpaid interest from prior payment dates;

                                      o INTEREST ON THE CLASS B Certificates--interest due on the Class B
                                        Certificates, including any unpaid interest from prior payment dates; and

                                      o INTEREST ON THE CLASS C CERTIFICATES--interest due on the Class C
                                        Certificates, including any unpaid interest from prior payment dates.

                                 If interest collections are not sufficient to pay all interest owed to a class of certificateholders on any payment date, the trust will pay the shortfall from the following sources in the following order of priority:

                                      o CLASS A CERTIFICATES - from collections otherwise allocable to pay principal on the Class C Certificates, from collections otherwise allocable to pay principal on the Class B Certificates and from amounts on deposit in the reserve fund described below.

                                      o CLASS B CERTIFICATES - from collections
                                        otherwise allocable to pay principal on
                                        the Class C Certificates and from amounts on deposit in the reserve fund.

                                      o CLASS C CERTIFICATES - from amounts on deposit in the reserve fund.

                                 Unpaid interest on any class of certificates will accrue interest at the pass through rate for that class.

                                 PAYMENTS FROM PRINCIPAL COLLECTIONS. Each month, the trust will distribute principal collections and principal advances received during the prior calendar month in the following order of priority:

                                      o PRINCIPAL ON THE CLASS A CERTIFICATES--principal due on the Class A
                                        Certificates, including any unpaid principal from prior payment dates;

                                      o PRINCIPAL ON THE CLASS B CERTIFICATES--principal due on the Class B
                                        Certificates, including any unpaid principal from prior payment dates;
                                        and

                                      o PRINCIPAL ON THE CLASS C CERTIFICATES--principal due on the Class C
                                        Certificates, including any unpaid principal from prior payment dates.
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                                      S-11
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                                 If principal collections are not sufficient to pay all principal owed to a class of certificateholders on any payment date, the shortfall will be paid from interest collections that are not needed to pay interest to the Class A, B and C
                                 Certificateholders on that date, and from amounts on deposit in the reserve fund. These amounts will be used first to pay principal owed to the Class A
                                 Certificateholders, second to pay principal owed to the Class B
                                 Certificateholders and finally to pay principal owed to the Class C
                                 Certificateholders.

                                 Excess collections remaining on any payment date after the above interest and principal payments have been made will be deposited in the reserve fund or distributed to the seller.

                                 FOR MORE DETAILED INFORMATION CONCERNING PAYMENTS ON THE CERTIFICATES AND
                                 PAYMENT PRIORITIES, YOU SHOULD REFER TO "PAYMENTS TO CERTIFICATEHOLDERS" IN THIS
                                 PROSPECTUS SUPPLEMENT.

   CREDIT ENHANCEMENT            The pooling and servicing agreement includes certain features designed to provide protection against losses and delays in payments to the Class A
                                 Certificateholders and, to a lesser extent, the Class B and C
                                 Certificateholders. These features are referred to as "credit enhancement."
                                 Losses on the receivables or other shortfalls of cash flow will be covered by allocating available cash flow to the more senior classes of certificates - that is, Class A and B Certificates - before making allocations to subordinate classes and by withdrawing amounts on deposit in the reserve fund. The reallocation of funds to the more senior classes of certificates is referred to as "subordination."

                                 The credit enhancement for the certificates will be as follows:

                                 CLASS A CERTIFICATES

                                      o subordination of the Class B and C Certificates, as described below; and

                                      o the reserve fund.

                                 CLASS B CERTIFICATES

                                      o subordination of the Class C Certificates, as described below; and

                                      o the reserve fund.
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                                      S-12
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                                 CLASS C CERTIFICATES

                                      o the reserve fund.

                                 SUBORDINATION OF INTEREST AND PRINCIPAL

                                      o CLASS B CERTIFICATES--Interest payments on the Class B Certificates will be subordinated to interest payments on the Class A Certificates.
                                        Principal payments on the Class B Certificates will be subordinated to principal payments on the Class A Certificates and, in certain circumstances, to interest payments on the Class A Certificates.

                                      o CLASS C CERTIFICATES--Interest payments on the Class C Certificates will be subordinated to interest payments on the Class A Certificates and
                                        Class B Certificates. Principal payments on the Class C Certificates will be subordinated to principal payments on the Class A Certificates and Class B Certificates and, in certain circumstances, to interest payments on the Class A Certificates and Class B Certificates.

                                 RESERVE FUND

                                 On each payment date, if collections on the receivables are insufficient to pay the amounts due to the servicer and certificateholders as described above, the trustee will withdraw from the reserve fund, to the extent available, the amount necessary to make the required payments.

                                 The pooling and servicing agreement specifies the balance that is required to be maintained for the reserve fund. On the closing date, the seller will deposit
                                 $________ into the reserve fund, which is less than the required balance. On each payment date, after the trust makes the required payments to the servicer and certificateholders from collections on the receivables and servicer advances:

                                      o any remaining amounts will be deposited into the reserve fund to the extent necessary to maintain the specified reserve fund balance; or

                                      o amounts remaining in the reserve fund in excess of the specified balance will be paid to the seller.

                                 The trust and certificateholders will have no right to payment or recapture of any amounts released from the trust or reserve fund and paid to the seller. The seller will have no obligation to deposit funds into the reserve fund except for the initial
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                                      S-13
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                                 deposit on the closing date.

                                 FOR MORE DETAILED INFORMATION CONCERNING THE CREDIT ENHANCEMENT PROVISIONS, YOU
                                 SHOULD REFER TO "SUBORDINATION; RESERVE FUND" IN THIS PROSPECTUS SUPPLEMENT.

                                 OPTIONAL REDEMPTION; CLEANUP CALL

                                 The servicer may purchase all, but not part, of the receivables on any payment date when the outstanding aggregate principal balance of the receivables has declined to 10% or less of the principal balance of the receivables as of the cut-off date. Such purchase would result in the redemption of all outstanding certificates on such payment date.

                                 FOR MORE DETAILED INFORMATION REGARDING THIS OPTION, YOU SHOULD REFER TO
                                 "TRANSFER AND SERVICING AGREEMENTS--OPTIONAL PURCHASE" IN THIS PROSPECTUS
                                 SUPPLEMENT.
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                                      S-14
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                                  RISK FACTORS

         YOU SHOULD CONSIDER THE FOLLOWING RISK FACTORS (AND THE FACTORS SET FORTH UNDER "RISK FACTORS" IN THE ACCOMPANYING PROSPECTUS) IN DECIDING WHETHER TO PURCHASE THE CERTIFICATES OF ANY CLASS.

         PREPAYMENTS ON RECEIVABLES MAY CAUSE PREPAYMENTS ON THE CERTIFICATES, RESULTING IN REINVESTMENT RISK TO YOU.

         You may receive payment of principal on your certificates earlier than you expected. If that happens, you may not be able to reinvest the principal you receive at a rate as high as the rate on your certificates. Prepayments on the receivables will shorten the life of the certificates to an extent that cannot be predicted. Prepayments may occur for a number of reasons. Some prepayments may be caused by the obligors under the receivables. For example, obligors may:

                   o make early payments, since receivables will generally be prepayable at any time without penalty;

                   o default, resulting in the repossession and sale of the financed vehicle; or

                   o damage the vehicle or become unable to pay due to death or disability, resulting in payments to the trust under any existing physical damage, credit life or other insurance.

         Some prepayments may be caused by the seller or the servicer. For example, the seller will make representations and warranties regarding the receivables, and the servicer will agree to take or refrain from taking certain actions with respect to the receivables. If the seller or the servicer breaches its representation or agreement and the breach is material and cannot be remedied, it will be required to purchase the affected receivables from the trust. This will result, in effect, in the prepayment of the purchased receivables. In addition, the seller will have the option to purchase the receivables from the trust on any payment date when the outstanding principal balance of the receivables has declined to 10% or less of the principal balance as of the cutoff date.

         The rate of prepayments on the receivables may be influenced by a variety of economic, social and other factors. The seller has limited historical experience with respect to prepayments, and cannot predict the actual prepayment rates for the receivables. The seller, however, believes that the actual rate of payments, including prepayments, will result in the weighted average life of each class of securities being shorter than the period from the closing date to the final scheduled maturity date for the related class.

         PAYMENT PRIORITIES INCREASE RISK OF LOSS OR DELAY IN PAYMENT TO CLASS B AND CLASS C CERTIFICATES.

         If you buy Class B Certificates:

         o you will not receive any interest payments on a payment date until all interest owed on the Class A Certificates on that date has been paid; and

         o you will not receive any principal payments on a payment date until all principal and interest owed on the Class A Certificates on that date has been paid.

         If you buy Class C Certificates:

         o you will not receive any interest payments until all interest owed on the Class A Certificates and Class B Certificates has been paid; and

         o you will not receive any principal payments until all principal and interest owed on the Class A Certificates and Class B Certificates has been paid.

         Because the Class A Certificates and, to a lesser extent, the Class B Certificates will receive preferential allocations of interest and principal, the Class C Certificates and, to a lesser extent, the Class B Certificates, will be exposed to a greater risk of nonpayment or delayed payment if collections fall significantly below expected levels.

         As a result, the yield on the Class B Certificates will be sensitive, and the yield on the Class C Certificates will be highly sensitive, to losses on the receivables and the timing of such losses. If the actual rate and amount of losses exceed your expectations, and if amounts in the reserve fund are insufficient to cover the resulting shortfalls, the yield to maturity on your certificates may be lower than anticipated, and you could suffer a loss.

         Classes of securities that receive payments earlier than expected are exposed to a greater reinvestment risk, and classes of securities that receive principal later than expected are exposed to a greater risk of loss. In either case, the yields on your securities could be materially and adversely affected.

         BECAUSE THE TRUST HAS LIMITED ASSETS, THERE IS ONLY LIMITED PROTECTION AGAINST POTENTIAL LOSSES.

         The only sources of funds for payments on the securities are collections on the receivables (which include proceeds of the liquidation of repossessed vehicles and of relevant insurance policies), advances by the servicer and the reserve account. The notes and certificates are not obligations of, and will not be insured or guaranteed by, any governmental agency or the seller, the servicer, Toyota Motor Sales, U.S.A., Inc., any trustee or any of their affiliates. You must rely solely on payments on the receivables, advances by the servicer and amounts available in the reserve account for payments on the securities. Although funds in the reserve account will be available to cover shortfalls in payments of interest and principal on each payment date, the amounts deposited in the reserve account will be limited. If the entire reserve account has been used, the trust will depend solely on current collections on the receivables and advances by the servicer to make payments on the notes. Any excess amounts released from the reserve account to the seller will no longer be available to securityholders on any later payment date. See "Subordination; Reserve Account" in this prospectus supplement. If the assets of the trust are not sufficient to pay interest and principal on the securities you hold, you will suffer a loss.

         PERFORMANCE OF THE RECEIVABLES COULD BE AFFECTED BY ECONOMIC CONDITIONS IN THE STATES WHERE THE RECEIVABLES WERE ORIGINATED.

         If a large number of obligors are located in a particular state, economic conditions or other factors that negatively affect that state could also negatively affect the delinquency, credit loss or repossession experience of the trust. The table entitled "Geographic Distribution of the Receivables by State" on page S-__ of this prospectus supplement provides important information about the number and principal amount of receivables located in each state (based on the address of the related dealer). By cutoff date principal balance, based on the address of the related dealer, ___%, ___%, ___% and ___% of the receivables were located in [California, Illinois, Virginia, and New York], respectively. By cutoff date principal balance, based on the address of the related dealer, not more than 5% of the receivables were located in any other state.

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         PAID-AHEAD SIMPLE INTEREST CONTRACTS MAY AFFECT THE WEIGHTED AVERAGE
LIFE OF THE CERTIFICATES.

         If an obligor on a simple interest contract makes a payment on the contract ahead of schedule (for example, because the obligor intends to go on vacation), the weighted average life of the certificates could be affected. This is because the additional scheduled payments will be treated as a principal prepayment and applied to reduce the principal balance of the related contract and the obligor will generally not be required to make any scheduled payments during the period for which it was paid-ahead. During this paid-ahead period, interest will continue to accrue on the principal balance of the contract, as reduced by the application of the additional scheduled payments, but the obligor's contract would not be considered delinquent during this period. While the servicer may be required to make interest advances during this period, no principal advances will be made. Furthermore, when the obligor resumes his required payments, the payments so paid may be insufficient to cover the interest that has accrued since the last payment by the obligor. This situation will continue until the regularly scheduled payments are once again sufficient to cover all accrued interest and to reduce the principal balance of the contract.

         The payment by the trust of the paid-ahead principal amount on the notes will generally shorten the weighted average life of the certificates. However, depending on the length of time during which a paid-ahead simple interest contract is not amortizing as described above, the weighted average life of the certificates may be extended. In addition, to the extent the servicer makes advances on a paid-ahead simple interest contract which subsequently goes into default, the loss on this contract may be larger than would have been the case had advances not been made because liquidation proceeds for the contract will be applied first to reimburse the servicer its advances.

         TMCC's portfolio of retail installment sale contracts has historically included simple interest contracts which have been paid-ahead by one or more scheduled monthly payments. There can be no assurance as to the number of contracts in the trust which may become paid-ahead simple interest contracts as described above or the number or the principal amount of the scheduled payments which may be paid-ahead.

         THE ABSENCE OF A SECONDARY MARKET FOR THE SECURITIES COULD LIMIT YOUR ABILITY TO RESELL THE SECURITIES.

         [The certificates are [not] expected to be listed on any securities exchange.] There have been times in the past when the absence of a liquid secondary market for similar asset backed securities has caused the holders thereof to be unable to sell their securities at all or other than at a significant loss. The absence of a liquid secondary market for the securities could limit your ability to resell them. This means that if you want to sell your securities in the future before they mature, you may have difficulty finding a buyer. If you find a buyer, the selling price may be less than it would have been if a secondary market existed for the securities. There is currently no secondary market for the securities. Although the underwriters have stated that they intend to make a market in each class of securities, they are not obligated to do so. A secondary market may not ever develop for the securities. Even if such a market does develop, it may not provide sufficient liquidity or continue for the life of your securities.

         BECAUSE THE CERTIFICATES ARE IN BOOK-ENTRY FORM, YOUR RIGHTS CAN ONLY BE EXERCISED INDIRECTLY.

         Because the certificates will be issued in book-entry form, you will be required to hold your interest in the certificates through The Depository Trust Company in the United States, or Clearstream Banking societe anonyme nor the Euroclear System in Europe or Asia. Transfers of interests in the certificates within The Depository Trust Company, Clearstream Banking societe anonyme or the Euroclear System must be made in accordance with the usual rules and operating procedures of those systems. So long as the securities are in book-entry form, you will not be entitled to receive a Definitive Certificate representing your interest. The certificates will remain in book-entry form except in the limited circumstances described under the caption "Description of the Certificates--Book-Entry Registration" in the accompanying prospectus. Unless and until the certificates cease to be held in book-entry form, the trustee will not recognize you as a "Securityholder", as that term is used in the pooling and servicing agreement. As a result, you will only be able to exercise the rights of Securityholders indirectly through The Depository Trust Company (if in the United States) and its participating organizations, or Clearstream Banking societe anonyme and the Euroclear System (in Europe or Asia) and their participating organizations. Holding the certificates in book-entry form could also limit your ability to pledge your certificates to persons or entities that do not participate in The Depository Trust Company, Clearstream Banking societe anonyme or the Euroclear System and to take other actions that require a physical certificate representing the certificates.

         Interest and principal on the certificates will be paid by the trust to The Depository Trust Company as the record holder of the certificates while they are held in book-entry form. The Depository Trust Company will credit payments received from the trust to the accounts of its participants which, in turn, will credit those amounts to certificateholders either directly or indirectly through indirect participants. This process may delay your receipt of principal and interest payments from the trust.


                                    THE TRUST

GENERAL

         The Toyota Auto Receivables ____-__ Grantor Trust (the "Trust") will be formed by Toyota Motor Credit Receivables Corporation (the "Seller") pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of _____________, among the Seller, Toyota Motor Credit Corporation ("TMCC"), as servicer (in such capacity, the "Servicer") and ______________, as trustee (the "Trustee"). The Seller will establish the Trust by selling and assigning the assets of the Trust to the Trustee in exchange for the Certificates to be issued by the Trust. The Servicer will service the Receivables pursuant to the Agreement and will be compensated for acting as the Servicer. See "Description of the Certificates--Servicing Compensation".

         Pursuant to agreements between TMCC and the Dealers, each Dealer will repurchase from TMCC those retail installment sales contracts that do not meet certain representations and warranties made by such Dealer. Such Dealer repurchase obligations are referred to herein as "Dealer Recourse". Such representations and warranties relate primarily to the origination of the contracts and the perfection of the security interests in the related financed vehicles, and do not typically relate to the creditworthiness of the related obligors or the collectability of such contracts. Although the Dealer agreements with respect to the Receivables will not be assigned to the Trustee, any recovery by TMCC pursuant to any Dealer Recourse will be deposited in the Collection Account in satisfaction of TMCC's repurchase obligations under the Agreement. The sales by the Dealers of installment sales contracts to TMCC do not generally provide for recourse against the Dealers for unpaid amounts in the event of a default by an obligor thereunder, other than in connection with the breach of the foregoing representations and warranties.

         Each Certificate represents an undivided ownership interest in the Trust. The Trust property includes the Receivables, and certain monies due or received thereunder on or after the Cutoff Date. The Trust property also includes (i) such amounts as from time to time may be held in one or more trust accounts established and maintained by the Servicer pursuant to the Agreement, as described below; (ii) security interests in the Financed Vehicles and any accessions thereto; (iii) the rights to proceeds with respect to the Receivables from claims on physical damage, credit life and disability insurance policies covering the Financed Vehicles or the Obligors, as the case may be; (iv) the right to receive proceeds from any Dealer Recourse; (v) the interests of the Seller under the Receivables Purchase Agreement; (vi) the right to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and that shall have been acquired by the Trustee; (vii) all other assets of the Trust; and (viii) any and all proceeds of the foregoing. The Reserve Fund will be maintained by the Trustee for the benefit of the Certificateholders, but will not be part of the Trust.

         The Trust's principal offices are in ____________________________ , in care of ___________________________ , as Trustee, at the address set forth below under "The Trustee."


                                   THE TRUSTEE

         __________ is the Trustee under the Agreement. ____________________ is a _________________ and its principal offices are located at ____________. The Seller and its affiliates may maintain normal commercial banking relations with the Trustee and its affiliates.

         [Under the Agreement, for so long as any Certificates are listed on an exchange whose rules so require, the Trustee will appoint paying agents in the jurisdictions specified by such rules. For so long as the Class A Certificates are listed on the [exchange] or [exchange], the Trustee will maintain paying agents in [jurisdiction] and [jurisdiction]. The Initial Paying Agents will be _______________ and ___________. Definitive Certificates may be presented for purposes of payment, transfer or exchange at the offices of the paying agent in [jurisdiction] at ___________, at the offices of the paying agent in [jurisdiction] at ___________, or such other paying agents as may be specified in a written notice to the holders of Certificates described below.]

                           THE SELLER AND THE SERVICER

         Information regarding the Seller and the Servicer is set forth under the captions "The Seller" and "The Servicer" in the Prospectus.

                              THE RECEIVABLES POOL

                  The pool of Receivables (the "Receivables Pool") will include the Receivables purchased as of ____________ (the "Cutoff Date"). The Receivables were originated by Dealers in accordance with TMCC's requirements and subsequently purchased by TMCC. The Receivables evidence the indirect financing made available by TMCC to the related purchasers (the "Obligors") of the vehicles financed by the Receivables (the "Financed Vehicles"). On or before the date of initial issuance of the Securities (the "Closing Date"), TMCC will sell the Receivables to the Seller pursuant to the receivables purchase agreement (the "Receivables Purchase Agreement") between the Seller and TMCC. The Seller will, in turn, sell the Receivables to the Trust pursuant to the Sale and Servicing Agreement. During the term of the sale and Servicing Agreement, neither the Seller nor TMCC may substitute any other retail installment sales contract for any Receivable sold to the Trust.

                  The Receivables in the Receivables Pool are required to meet certain selection criteria as of the Cutoff Date. Pursuant to such criteria, each Receivable:

                  o  falls within the range of:

                  remaining principal balance............................$___ to $_____
                  APRs....................................................... __% to __%
                  original number of monthly ("Scheduled Payments")...... __ to __


                  remaining number of Scheduled Payments.................__ to __

                  o  has a maximum number of:

                        days past due for payment.............. 30 days
                        Scheduled Payments paid ahead of schedule.. 6 Scheduled Payments

                   o was, at the time of origination, secured by a new or used automobile or light duty truck;

                   o was originated in the United States;
                   o provides for scheduled monthly payments that fully amortize the amount financed by such Receivable over its original term (except for minimally different payments in the first or last month in the life of the Receivable);
                   o is being serviced by Toyota Motor Credit Corporation;
                   o to the best knowledge of the Seller, is not due from any obligor who is presently the subject of a bankruptcy proceeding or is bankrupt or insolvent;
                   o does not relate to a vehicle that has been repossessed without reinstatement as of the Cutoff Date; and
                   o does not relate to a vehicle as to which insurance has been force-placed as of the Cutoff Date.

                  Toyota Motor Credit Corporation does not originate retail installment sales contracts in Hawaii, and retail installment sales contracts originated in Texas or by a TMCC subsidiary in Puerto Rico will not be included in the Trust. No selection procedures believed by the Seller to be adverse to Noteholders have been used in selecting the Receivables. Based on the addresses of the originating Dealers, the Receivables have been originated in 48 states. Except in the case of any breach of representations and warranties by the related Dealer, the Receivables generally do not provide for recourse against the originating Dealer. The following are additional characteristics of the
Receivables:

                   o as a percentage of the aggregate principal balance, as of the Cutoff Date:


                        Precomputed Receivables..............................._____%
                        Simple interest Receivables.......................... _____%
                        New vehicles financed by TMCC........................ _____%
                        Used vehicles financed by TMCC....................... _____%
                        Receivables representing financing
                        of vehicles manufactured or distributed
                        by Toyota Motor Corporation or its
                        affiliates........................................... _____%



                   o as a percentage of the number of Receivables, as of the Cutoff Date:

                        New vehicles financed by TMCC........................ _____%
                        Used vehicles financed by TMCC....................... _____%

                  The composition, distribution by APR and geographic distribution of the Receivables as of the Cutoff Date are as set forth in the following tables.

                                           COMPOSITION OF THE RECEIVABLES

Total Cutoff Date Principal Balance                                                   $
                                                                                       -----------------
Number of Receivables                                                                 $
                                                                                       -----------------
Average Cutoff Date Principal Balance                                                 $
                                                                                       -----------------
Average Original Amount Financed.                                                     $
                                                                                       -----------------
     Range of Cut-off Date Principal Balances                                         $                  to
                                                                                       -----------------
                                                                                      $
                                                                                       -----------------
     Range of Original Amount Financed                                                $                  to
                                                                                       -----------------


                                                                                      $
                                                                                       -----------------
Weighted Average APR(1)                                                                         %
                                                                                       ---------
     Range of APRs                                                                              % to          %
                                                                                       ---------     ---------
Weighted Average Original Number of Scheduled Payments(1)
                                                                                       ---------
     Range of Original Number of Scheduled Payments
                                                                                       ---------  to ---------
Weighted Average Remaining Number of Scheduled Payments(1)
                                                                                       ---------
     Range of Remaining Number of Scheduled Payments                                              to
                                                                                       ---------     ---------

-------------------

(1) Weighted by Principal Balance as of the Cutoff Date.

                     DISTRIBUTION OF THE RECEIVABLES BY APR

          RANGE OF APRS                NUMBER OF        PERCENTAGE OF           CUTOFF DATE           PERCENTAGE OF
          -------------               RECEIVABLES     TOTAL NUMBER OF        PRINCIPAL BALANCE         CUTOFF DATE
                                      -----------        RECEIVABLES         -----------------         POOL BALANCE
                                                      ---------------                                 -------------
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
 ...............................
Total
----------------

(1) Percentages may not add to 100.00% due to rounding.

              DISTRIBUTION OF THE INITIAL RECEIVABLES BY STATE (1)

                                                       PERCENTAGE OF            CUTOFF DATE            PERCENTAGE OF
                                   NUMBER OF             NUMBER OF               PRINCIPAL              CUTOFF DATE
            STATE                 RECEIVABLES           RECEIVABLES               BALANCE              POOL BALANCE
            -----               -----------------    -------------------    --------------------    --------------------
Alabama.....................
Alaska......................
Arizona.....................
Arkansas....................
California..................
Colorado....................
Connecticut.................
Delaware....................
Florida.....................
Georgia.....................
Idaho.......................
Illinois....................
Indiana.....................
Iowa........................
Kansas......................
Kentucky....................
Louisiana...................
Maine.......................
Maryland....................
Massachusetts...............
Michigan....................
Minnesota...................
Mississippi.................
Missouri....................
Montana.....................
Nebraska....................
Nevada......................
New Hampshire...............
New Jersey..................
New Mexico..................
New York....................
North Carolina..............
North Dakota................
Ohio........................
Oklahoma....................
Oregon......................
Pennsylvania................
Rhode Island................
South Carolina..............
South Dakota................
Tennessee...................
Utah........................
Vermont.....................
Virginia....................
Washington..................
West Virginia...............
Wisconsin...................
Wyoming.....................


                                                       PERCENTAGE OF            CUTOFF DATE            PERCENTAGE OF
                                   NUMBER OF             NUMBER OF               PRINCIPAL              CUTOFF DATE
            STATE                 RECEIVABLES           RECEIVABLES               BALANCE              POOL BALANCE
            -----               -----------------    -------------------    --------------------    --------------------
    Total (2)...............

(1) Based solely on the addresses of the originating Dealers.
(2) Percentages may not add to 100.00% due to rounding.

                   DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

         Set forth below is certain information concerning TMCC's experience with respect to its portfolio of new and used automobile and/or light duty truck retail installment sales contracts which it has funded and is servicing, including contracts that have been securitized. The information set forth below does not include retail installment sales contracts serviced by an independent finance company conducting business in five southeastern states of the United States for the years 1996 and 1995.

         The data presented in the following tables are provided for illustrative purposes only. There is no assurance that TMCC's delinquency, credit loss and repossession experience with respect to automobile and light duty truck retail installment sales contracts in the future, or the experience of the Trust with respect to the Receivables, will be similar to that set forth below. The percentages in the tables below have not been adjusted to eliminate the effect of the growth of TMCC's portfolio. Accordingly, the delinquency, repossession and net loss percentages would be expected to be higher than those shown if a group of receivables were isolated at a period in time and the delinquency, repossession and net loss data showed the activity only for that isolated group over the periods indicated.


                        HISTORICAL DELINQUENCY EXPERIENCE

                                                                          AT SEPTEMBER 30,
                               AT MARCH 31,   -----------------------------------------------------------------------
                                  2000            1999          1998           1997          1996           1995
                              ------------    -----------    -----------    -----------    -----------    -----------
Outstanding Contracts(1)

Delinquencies as a
Percentage of contracts
outstanding(2)

31-60 Days............

61-90 Days............

Over 90 Days..........
--------------------------

(1) Number of contracts outstanding at end of period.
(2) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made on the related due date.

                      NET LOSS AND REPOSSESSION EXPERIENCE


                        AT OR FOR THE SIX                         AT OR FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                           MONTHS ENDED          -------------------------------------------------------------------------------
                          MARCH 31, 2000           1999              1998             1997              1996              1995
                        -----------------        ---------         --------         ---------         ---------         --------
                                                                (Dollars in Thousands)
Principal Amount
Outstanding(1).........

Average Principal
Amount
Outstanding(2).........

Number of Contracts
Outstanding............

Average Number of
Contracts
Outstanding............

Number of
Repossessions..........

Number of
Repossessions as a
Percentage of the
Number of Contracts
Outstanding............

Number of
Repossessions as a
Percentage of the
Average Number of
Contracts Outstanding..

Gross Charge-Offs(4)...

Recoveries(5)..........

Net Losses.............

Net Losses as a                (6)
Percentage of Principal
Amount Outstanding.....

Net Losses as a                (6)
Percentage of Average
Principal Amount
Outstanding............

----------------------
(1) Principal Amount Outstanding includes payoff amount for simple interest contracts and net principal amount for precomputed contracts and unamortized dealer reserve for all contracts.

(2) Average of the principal amount or number of contracts outstanding as of the beginning and end of the indicated periods.

(3) Includes bankrupt repossessions but excludes bankruptcies.

(4) Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.

(5) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.

(6) Annualized.

                                 USE OF PROCEEDS

         The Seller will use the net proceeds from the sale of the Securities (approximately $__________) together with a subordinated non-recourse promissory note issued to TMCC to purchase the Receivables from TMCC pursuant to the Receivables Purchase Agreement and to fund the Reserve Fund.

                       PREPAYMENT AND YIELD CONSIDERATIONS

         Information regarding certain maturity and prepayment considerations with respect to the Certificates is set forth under "Weighted Average Life of the Securities" in the Prospectus and "Risk Factors--PREPAYMENTS ON RECEIVABLES MAY CAUSE PREPAYMENTS ON THE CERTIFICATES, RESULTING IN REINVESTMENT RISK TO YOU" in this prospectus supplement. Because the rate of payment of principal of each class of Certificates depends on the rate of payment (including prepayments and liquidations due to default) of the principal balance of the Receivables, the final payment in respect of the Certificates could occur significantly earlier than the Final Scheduled Payment date. Certificateholders will bear the risk of being able to reinvest principal payments on the Certificates at yields at least equal to the yield on their respective Certificates. No prediction can be made as to the rate of prepayments on the Receivables in either stable or changing interest rate environments.

         The Class C Certificates and, to a lesser extent, the Class B Certificates, will provide limited protection against losses on the Receivables. Accordingly, the yield on the Class C Certificates and, to a lesser extent, the Class B Certificates, will be extremely sensitive to the loss experience of the Receivables and the timing of any such losses. If the actual rate and amount of losses experienced by the Receivables exceed the rate and amount of such losses assumed by an investor, the yield to maturity on the Class C Certificates and/or the Class B Certificates may be lower than anticipated.

         [Although the Receivables have different APRs, each Receivable's APR exceeds the sum of (i) the weighted average of the Class A Pass Through Rate, the Class B Pass Through Rate and the Class C Pass Through Rate plus (ii) the Servicing Fee Rate. Therefore, disproportionate rates of prepayments between Receivables with higher and lower APRs should not affect the yield to Certificateholders on the outstanding principal balance of a particular Class of Certificates.]

                      POOL FACTORS AND TRADING INFORMATION

         The "Pool Factor" for a particular class of Certificates will be a seven-digit decimal indicating the Class A Certificate Balance, Class B Certificate Balance and Class C Certificate Balance as of the close of business on the Payment Date in such month as a fraction of the Original Class A Certificate Balance, Original Class B Certificate Balance or Original Class C Certificate Balance, as the case may be. The Servicer will compute the Pool Factor for each class of Certificates each month. Each Pool Factor will initially be 1.0000000 and thereafter will decline to reflect reductions in each Class Certificate Balance. Each Class Certificate Balance will be computed by allocating payments in respect of the Receivables to principal and interest using the actuarial method for the Precomputed Receivables and using the simple interest method for the Simple Interest Receivables. The portion of the Class Certificate Balance for a given month allocable to each Certificateholder of a particular class of Certificates can be determined by multiplying the original denomination of the holder's Certificate by the related Pool Factor for that month.

         Pursuant to the Agreement, the Certificateholders will receive monthly reports concerning the payments received on the Receivables, the Pool Balance, the related Pool Factor and various other items of information pertaining to the Trust. Certificateholders during each calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "Certain Information Regarding the Securities--Reports to Securityholders" in the Prospectus.

                         DESCRIPTION OF THE CERTIFICATES

         The following summary describes certain terms of the Certificates and the Agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Certificates and the Agreement. The following summary supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the Certificates of any given series and the related Agreement set forth in the Prospectus, to which description reference is hereby made.

GENERAL

         The Certificates will be issued pursuant to the terms of the Agreement, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Agreement will be filed with the SEC and the [Luxembourg and Hong Kong Stock Exchanges] following the issuance of the Securities. The Certificates will evidence undivided ownership interests in the Trust created pursuant to the Agreement. Each class of Certificates issued by the Trust will represent an undivided ownership interest in the Trust equal to the class percentage set forth on the front cover of this prospectus supplement. In general, and subject to the prior rights of any senior classes of Certificates, it is intended that Certificateholders of each class receive, on each Payment Date, the related Class Principal Distributable Amount plus interest at the related Class Pass Through Rate on the related Class Principal Balance.

SALE AND ASSIGNMENT OF RECEIVABLES

         Certain information with respect to the conveyance of the Receivables from the Seller to the Trust on the Closing Date pursuant to the Agreement is set forth under "Transfer and Servicing Agreements--Sale and Assignment of Receivables" in the Prospectus.

ACCOUNTS

         In addition to the Accounts referred to under "Transfer and Servicing Agreements--Accounts" in the Prospectus, the Servicer will also establish and will maintain with the Trustee a Payahead Account in the name of the Trustee on behalf of the Certificateholders.

SERVICING COMPENSATION

         The Servicing Fee with respect to the calendar month immediately preceding any Payment Date (a "Collection Period") will be one-twelfth of 1.00% (the "Servicing Fee Rate") of the Pool Balance as of the first day of such Collection Period or, in the case of the first Payment Date, the Initial Pool Balance. The Servicing Fee, together with any previously unpaid Servicing Fee, will be paid on each Payment Date solely to the extent of Available Interest. The Servicer will be entitled to collect and retain as additional servicing compensation in respect of each Collection Period any late fees, extension fees and any other administrative fees and expenses or similar charges collected during such Collection Period, plus any interest or investment earnings earned during such Collection Period from the investment of monies on deposit in the Accounts. See "--Collections" below and "Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" in the Prospectus.

COLLECTIONS

         The Servicer generally may retain all payments on or in respect of the Receivables received from Obligors and all proceeds of Receivables collected during each Collection Period without segregation in its own accounts until deposited in the Collection Account on the related Payment Date. However, if (i) TMCC ceases to be the Servicer, (ii) an Event of Default exists and is continuing or (iii) the short-term unsecured debt of TMCC ceases to be rated at least P-1 by Moody's and A-1 by S&P, and alternative arrangements acceptable to the Rating Agencies are not made, the Servicer will deposit all such payments and proceeds into the Collection Account not later than two Business Days after receipt. Pending deposit into the Collection Account, the Servicer may invest collections at its own risk and for its own benefit. Such amounts will not be segregated from its own funds. The Servicer, at its own risk and for its own benefit, may also instruct the Trustee to invest amounts held in the Collection Account in Eligible Investments from the time deposited until the related Payment Date. The Seller or the Servicer, as the case may be, will remit the aggregate Warranty Purchase Payments and Administrative Purchase Payments of any Receivables to be purchased from the Trust into the Collection Account on or before the Business Day immediately preceding the related Payment Date. See "Transfer and Servicing Agreements--Collections" in the Prospectus.

         "Eligible Investments" will be specified in the Agreement and will be limited to investments which meet the criteria of each Rating Agency from time to time as being consistent with its then-current ratings of each class of the Certificates.

         Collections on or in respect of a Receivable made during a Collection Period (including Warranty Purchase Payments and Administrative Purchase Payments) which are not late fees, extension fees or certain other similar fees or charges will be applied first to any outstanding Advances made by the Servicer with respect to such Receivable, and then to the related Scheduled Payment. Any collections on or in respect of a Receivable remaining after such applications will be considered an "Excess Payment". Excess Payments constituting a prepayment in full of Precomputed Receivables and any Excess Payments relating to Simple Interest Receivables will be applied as a prepayment in respect of such Receivable (each, a "Prepayment"). All other Excess Payments in respect of Precomputed Receivables will be held by the Servicer (or if any of the conditions in clauses (i) through (iii) in the second preceding paragraph is not satisfied, deposited in the Payahead Account), as a Payment Ahead. See "Transfer and Servicing Agreements--Collections" in the Prospectus.

ADVANCES

         The Servicer will be required to make Advances in respect of Scheduled Payments that are not received in full by the end of the month in which they are due, unless the Servicer determines, in its sole discretion, that such Advances will not be recoverable from certain collections available to reimburse such Advances. Under certain circumstances, if the Servicer determines that reimbursement from such collections is unlikely, the Servicer will be entitled to recover unreimbursed Advances from collections on or in respect of other Receivables. See "Transfer and Servicing Agreements--Advances" in the Prospectus.

         The Servicer will make all Advances by depositing into the Collection Account an amount equal to the aggregate of the Precomputed Advances and Simple Interest Advances due in respect of a Collection Period on the Business Day immediately preceding the related Payment Date.

NET DEPOSITS

         As an administrative convenience, unless the Servicer is required to remit collections daily (as described under "--Collections" above), the Servicer will be permitted to make the deposit of collections, aggregate Advances and amounts deposited in respect of purchases of Receivables by the Seller or the Servicer for or with respect to the related Collection Period net of payments to be made to the Servicer with respect to such Collection Period. The Servicer, however, will account to the Trustee and to the Certificateholders as if all of the foregoing deposits and payments were made individually. See "Transfer and Servicing Agreements--Net Deposits" in the Prospectus.

OPTIONAL PURCHASE

         The outstanding Certificates will be redeemed in whole, but not in part, on any Payment Date on which the Servicer or the Seller exercises its option to purchase the Receivables. The Seller may purchase the Receivables when the Pool Balance shall have declined to 10% or less of the Initial Pool Balance, as described in the Prospectus under "Transfer and Servicing Agreements--Termination". The "Redemption Price" for the outstanding Certificates will equal the Certificate Balance on the date of such optional purchase plus accrued and unpaid interest thereon.

REMOVAL OF SERVICER

         The Trustee or Holders of Certificates evidencing 51% of the voting interests of Certificates (voting as a single class) may terminate the rights and obligations of the Servicer under the Pooling and Servicing Agreement upon the: (i) failure by the Servicer to deliver to the Trustee for payment to the Certificateholders any required payment or to deliver the related Servicer's Certificate, which failure continues unremedied for three Business Days after discovery of the failure by an officer of the Servicer or receipt by the Servicer of notice thereof from the Trustee or receipt by the Trustee and the Servicer (or the Seller, so long as the Servicer is TMCC) of notice from Holders of Certificates evidencing not less than 25% of the aggregate principal amount of the Class A Certificates and the Class B Certificates voting together as a single class (but excluding for purposes of such calculation and action all Certificates held by the Seller, the Servicer or any of their affiliates); (ii) failure by the Servicer to observe or to perform in any material respect any other covenants or agreements set forth in the Agreement, which failure materially and adversely affects the rights of Certificateholders and is not remedied within 90 days of written notice thereof to the Servicer; or (iii) certain events of insolvency or bankruptcy of the Servicer occur. Under such circumstances, authority and power shall, without further action, pass to and be vested in the Trustee or a Successor Servicer appointed under the Agreement. Upon receipt of notice of the occurrence of a Servicer default, the Trustee shall give notice thereof to the Rating Agencies.

THE TRUSTEE

         [_______________________] will be the Trustee under the Agreement. As a matter of [New York] law, the Trust will be viewed as a separate legal entity, distinct from the Trustee, and the Trust will be viewed as the issuer of the Certificates. The Trustee and any of its affiliates may hold Certificates in their own names or as pledgees. For the purpose of meeting the legal requirements of certain jurisdictions, the Servicer and the Trustee acting jointly (or in some instances, the Trustee acting alone) will have the power to appoint co-trustees or separate trustees of all or any part of the Trust. In the event of such an appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee by the Agreement will be conferred or imposed upon the Trustee and each such separate trustee or co-trustee jointly or, in any jurisdiction in which the Trustee will be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who will exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee.

         The Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor Trustee. The Servicer may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement, becomes legally unable to act or becomes insolvent. In such circumstances, the Servicer will be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by such successor Trustee.

         The Agreement will provide that the Servicer will pay the Trustee's fees and expenses in connection with its duties under the Agreement. The Agreement will further provide that the Trustee will be entitled to indemnification by the Servicer for, and will be held harmless against, any loss, liability or expense incurred by the Trustee not resulting from its own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties to be set forth in the Agreement).

DUTIES OF THE TRUSTEE

         The Trustee will make no representations as to the validity or sufficiency of the Agreement, the Certificates (other than the execution and authentication thereof) or of any Receivables or related documents. The Trustee will not be accountable for the use or application by the Seller or the Servicer of any funds paid to the Seller or the Servicer in respect of the Certificates or the Receivables, or the investment of any monies by the Servicer before such monies are deposited into the Collection Account or Payahead Account. The Trustee will not independently verify the Receivables. If no Event of Default has occurred and is continuing, the Trustee will be required to perform only those duties specifically required of it under the Agreement. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Trustee under the Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Agreement. The Trustee will not be charged with knowledge of a failure by the Servicer to perform its duties under the Agreement which failure constitutes an Event of Default unless the Trustee obtains actual knowledge of such failure as will be specified in the Agreement.

         The Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby. No Certificateholder will have any right under the Agreement to institute any proceeding with respect to the Agreement, unless such holder previously has given to the Trustee written notice of the occurrence of an Event of Default and (i) the Event of Default arises from the Servicer's failure to remit payments when due or (ii) the holders of Certificates evidencing not less than 25% of the voting interests of the Class A Certificates, Class B Certificates and Class C Certificates excluding any Certificates held by TMCC, TMCRC or any affiliate thereof, acting together as a single class, have made written request upon the Trustee to institute such proceeding in its own name as the Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 30 days has neglected or refused to institute any such proceedings.

NOTICES

         Certificateholders will be notified in writing by the Trustee of any Event of Default or termination of, or appointment of a successor to, the Servicer promptly upon a Responsible Officer (as defined in the Agreement) obtaining actual knowledge thereof. Except with respect to the monthly and annual statements to Certificateholders and Servicing Reports described herein, the Trustee is not obligated under the Agreement to forward any other notices to the Certificateholder. There are no provisions in the Agreement for the regular or special meetings of Certificateholders.

         [If required by the Luxembourg Stock Exchange, for so long as the Class A Certificates are listed on the Luxembourg Stock Exchange, notices to holders of the Class A Certificates will be given by publication in a leading daily newspaper of general circulation in Luxembourg or, if publication in Luxembourg is not practical, in Europe. Such publication is expected to be made in the LUXEMBOURGER WORT. If required by The Stock Exchange of Hong Kong Limited, for so long as the Class A Certificates are listed on The Stock Exchange of Hong Kong Limited, notices to holders of the Class A Certificates will be given in a leading daily newspaper of general circulation in the English language in Hong Kong. Such publication is expected to be made in the SOUTH CHINA MORNING POST. In addition, if Definitive Certificates are issued, such notices will be mailed to the addresses of holders of Definitive Certificates at the addresses therefor as they appear in the register maintained by the Trustee prior to such mailing. Such notices will be deemed to have been given on the date of such publication or mailing.]

PRESCRIPTION

         In the event that any Certificateholder shall not surrender its Certificates for retirement within six months after the date specified in written notice given by the Trustee of the date for final payment thereof, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for retirement and receive the final payment with respect thereto. If within one year after such second notice any Certificates shall not have been surrendered, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be paid by the Trustee to a charity specified in the Agreement.

GOVERNING LAW

         The Agreement and the Certificates are governed by and shall be construed in accordance with the laws of the State of New York applicable to agreements made in and to be performed wholly within such jurisdiction.

                         PAYMENTS TO CERTIFICATEHOLDERS

         GENERAL. The trust will pay interest and principal on the certificates on the fifteenth day of each month. If the fifteenth day of the month is not a Business Day, payments on the certificates will be made on the next business day. The date that any such payment is made is called a "Payment Date." The first distribution date is __________. A "Business Day" is any day except a Saturday or Sunday, a day on which banks in New York or San Francisco are closed; or [for payments on the Class A Certificates made in Luxembourg or Hong Kong by a paying agent, a day on which banks in Luxembourg or Hong Kong are closed.]

         On the second Business Day preceding each Payment Date (each, a "Determination Date"), the Servicer will inform the Trustee of, among other things, the amount of funds collected on or in respect of the Receivables, the amount of Advances to be made by and reimbursed to the Servicer and the Servicing Fee and other servicing compensation payable to the Servicer, in each case with respect to the immediately preceding Collection Period. On or prior to each Determination Date, the Servicer shall also determine the Class A Distributable Amount, the Class B Distributable Amount, the Class C Distributable Amount and, based on the available funds and other amounts available for payment on the related Payment Date as described below, the amount to be paid to Certificateholders of each Class.

         On or before each Payment Date, the Trustee will cause Payments Ahead previously deposited in the Payahead Account or held by the Servicer in respect of the related Collection Period to be transferred to the Collection Account.

         The Trustee will make payments to the Certificateholders out of the amounts on deposit in the Collection Account. The amount to be paid to the Certificateholders will be determined in the manner described below.

         CALCULATION OF AVAILABLE AMOUNTS. The amount of funds available for payment on a Payment Date (without taking account of amounts held in the Reserve
Fund) will generally equal the sum of Available Interest and Available Principal. Generally, Available Interest and Available Principal on a particular Payment Date consist of that portion of the following amounts allocable to interest and principal, respectively:

         (i) all collections on or in respect of the Receivables other than Defaulted Receivables (including Payments Ahead being applied in such Collection Period but excluding Payments Ahead to be applied in one or more future Collection Periods);

         (ii) any Yield Maintenance Deposits;

         (iii) all proceeds of the liquidation of Defaulted Receivables, net of expenses incurred by the Servicer in accordance with its customary servicing procedures in connection with such liquidation, including amounts received in subsequent Collection Periods ("Net Liquidation Proceeds");

         (iv) all Advances made by the Servicer; and

         (v) all Warranty Purchase Payments with respect to Warranty Receivables repurchased by the Seller and Administrative Purchase Payments with respect to Administrative Receivables purchased by the Servicer, in each case in respect of such Collection Period.

         More specifically, "Available Interest" for a Payment Date will equal the sum of the amounts described in clauses (i) through (iv) above received or allocated by the Servicer in respect of interest on or in respect of the Receivables during the related Collection Period (which in the case of the Precomputed Receivables shall be computed in accordance with the actuarial method and in the case of the Simple Interest Receivables shall be calculated in accordance with the simple interest method).

         "Available Principal" for a Payment Date will equal the sum of the amounts described in clauses (i), (iii), (iv) and (v) above received or allocated by the Servicer in respect of principal on or in respect of the Receivables during the related Collection Period (which in the case of the Precomputed Receivables shall be computed in accordance with the actuarial method).

         Available Interest and Available Principal on any Payment Date will exclude (i) amounts received on a particular Receivable (other than a Defaulted Receivable) to the extent that the Servicer has previously made an unreimbursed Advance in respect of such Receivable, (ii) Net Liquidation Proceeds with respect to a particular Receivable to the extent of unreimbursed Advances in respect of such Receivable and (iii) recoveries from collections with respect to Advances that the Servicer has determined are unlikely to be repaid.

         A "Defaulted Receivable" will be a Receivable (other than an Administrative Receivable or a Warranty Receivable) as to which (a) all or any part of a Scheduled Payment is 150 or more days past due and the Servicer has not repossessed the related Financed Vehicle or (b) the Servicer has, in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossession inventory for 90 days, whichever occurs first.

         CALCULATION OF DISTRIBUTABLE AMOUNTS. The "Class Distributable Amount" for each class of Certificates with respect to a Payment Date will equal the sum of (i) the related Principal Distributable Amount (each such amount, the "Class A Principal Distributable Amount", "Class B Principal Distributable Amount" and "Class C Principal Distributable Amount"), and (ii) the related Interest Distributable Amount (each such amount the "Class A Interest Distributable Amount", "Class B Interest Distributable Amount" and "Class C Interest Distributable Amount").

         The "Principal Distributable Amount" for a particular class consists of the Class A, Class B or Class C Percentage, as applicable, of the following items: (a) in the case of Precomputed Receivables, the principal portion of all Scheduled Payments due during the related Collection Period, computed in accordance with the actuarial method, (b) in the case of Simple Interest Receivables, the principal portion of all Scheduled Payments actually received during the related Collection Period, (c) the principal portion of all Prepayments on Simple Interest Receivables and prepayments in full of Precomputed Receivables received during the related Collection Period (to the extent such amounts are not included in clauses (a) and (b) above) and (d) the Principal Balance of each Receivable that the Servicer became obligated to purchase, the Seller became obligated to repurchase or that became a Defaulted Receivable during the related Collection Period (to the extent such amounts are not included in clauses (a), (b) and (c) above).

         The "Interest Distributable Amount" for a particular class consists of one month's interest at the related Pass Through Rate on the related Certificate Balance as of the immediately preceding Payment Date (after giving effect to payments of principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the related Original Class Certificate Balance (such amounts the "Class A Interest Distributable Amount", "Class B Interest Distributable Amount" and "Class C Interest Distributable Amount").

         The "Class A Certificate Balance" will initially equal the Original Class A Certificate Balance and, on any Payment Date, will equal the Original Class A Certificate Balance, reduced by all amounts allocable to principal and paid on or prior to such Payment Date on the Class A Certificates. In addition, on each Payment Date from and including the Payment Date on which both the Class B Certificate Balance and the Class C Certificate Balance have been reduced to zero, the Class A Certificate Balance will be reduced by the amount, if any, necessary to cause it to equal the Pool Balance as of the last day of the related Collection Period after taking account of all payments, deposits and withdrawals to be made on such Payment Date.

         The "Class B Certificate Balance" will initially equal the Original Class B Certificate Balance and, on any Payment Date, will equal the Original Class B Certificate Balance, reduced by all amounts allocable to principal and paid on or prior to such Payment Date on the Class B Certificates. In addition, on each Payment Date from and including the Payment Date on which the Class C Certificate Balance is reduced to zero, the Class B Certificate Balance will be reduced by the amount, if any, necessary to cause it to equal the excess, if any, of the Pool Balance as of the last day of the related Collection Period over the Class A Certificate Balance after taking account of all payments, deposits and withdrawals to be made on such Payment Date.

         The "Class C Certificate Balance" will initially equal the Original Class C Certificate Balance and, on any Payment Date, will equal the amount by which the Pool Balance on the last day of the related Collection Period exceeds the sum of the Class A Certificate Balance and the Class B Certificate Balance on such Payment Date after giving effect to payments in respect of principal to Class A Certificateholders and Class B Certificateholders and all other deposits or withdrawals required to be made on such Payment Date.

         The Certificate Balance of a class of Certificates will be reduced as a result of shortfalls in collections available to be paid on a Payment Date in respect of interest on or principal of such class or any other class of Certificates only if available amounts on deposit in the Reserve Fund are insufficient to cover such shortfall. See "Subordination; Reserve Fund".

         PAYMENTS OF INTEREST. On each Payment Date, commencing _________, the Certificateholders will be entitled to interest payments in an amount up to the amount of interest that accrued on the Certificate Balance for the related Interest Period at the related Pass Through Rate. The Certificates will constitute Fixed Rate Securities, as such term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the Prospectus. Interest in respect of a Payment Date will accrue during the related Interest Period and will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest payments due for any Payment Date but not paid on such Payment Date will be due on the next Payment Date increased by an amount equal to interest on such amount at the Pass Through Rate (to the extent lawful). Interest payments with respect to a class of Certificates will generally be funded from the portion of Available Interest and funds available in the Reserve Fund remaining after payment of the Servicing Fee and payment of the Interest Distributable Amount for any senior class of Certificates. See "Transfer and Servicing Agreements--Payments" and "--Reserve Fund" in the Prospectus.

         PAYMENTS OF PRINCIPAL. On each Payment Date, commencing _____, each class of Certificates will be entitled to principal payments in an amount generally equal to the Principal Distributable Amount for such class. Principal payments for a class of Certificates will generally be funded from the portion of Available Principal remaining after payment of the Principal Distributable Amount for any senior class of Certificates. Under certain circumstances, amounts otherwise allocable to pay principal on a class of Certificates will be applied to cover shortfalls in amounts available to make payments of interest on a more senior class of Certificates.

         PAYMENT OF DISTRIBUTABLE AMOUNTS. Prior to each Payment Date, the Servicer will calculate the amount to be paid to the Certificateholders. On each Payment Date, the Trustee will pay to Certificateholders the following amounts in the following order of priority, to the extent of funds available for payment on such Payment Date:

                  (i) to the Servicer, the Servicing Fee, including any unpaid Servicing Fees with respect to one or more prior Collection Periods, such amounts to be paid from Available Interest;

                  (ii) to the Class A Certificateholders, an amount equal to the Class A Interest Distributable Amount and any unpaid Class A Interest Carryover Shortfall, such amount to be paid from Available Interest (after giving effect to any reduction in Available Interest described in clause (i) above); and if such Available Interest is insufficient, the Class A Certificateholders will be entitled to receive such amount first, from the Class C Percentage of Available Principal, second from the Class B Percentage of Available Principal and third, if such amounts are insufficient, from monies transferred from the Reserve Fund to the Collection Account;

                  (iii) to the Class B Certificateholders, an amount equal to the Class B Interest Distributable Amount and any unpaid Class B Interest Carryover Shortfall, such amount to be paid from Available Interest (after giving effect to any reduction in Available Interest described in clauses (i) and (ii) above); and if such Available Interest is insufficient, the Class B Certificateholders will be entitled to receive such amount first, from the Class C Percentage of Available Principal (after giving effect to any reduction in the Class C Percentage of Available Principal described in Clause (ii) above) and second, if such amounts are insufficient, from monies transferred from the Reserve Fund to the Collection Account;

                  (iv) to the Class C Certificateholders, an amount equal to the Class C Interest Distributable Amount and any unpaid Class C Interest Carryover Shortfall, such amount to be paid from Available Interest (after giving effect to the reduction in Available Interest described in clauses (i) through (iii) above); and if such Available Interest is insufficient, the Class C Certificateholders will be entitled to receive such amount from monies transferred from the Reserve Fund to the Collection Account;

                  (v) to the Class A Certificateholders, an amount equal to the Class A Principal Distributable Amount and any unpaid Class A Principal Carryover Shortfall, such amount to be paid from Available Principal (after giving effect to any reduction in Available Principal described in clauses (ii) and (iii) above); and if such Available Principal is insufficient, the Class A Certificateholders will be entitled to receive such amount first, from Available Interest (after giving effect to any reduction in Available Interest described in clauses (i) through (iv) above) and second, if such amounts are insufficient, from monies transferred from the Reserve Fund to the Collection Account;

                  (vi) to the Class B Certificateholders, an amount equal to the Class B Principal Distributable Amount and any unpaid Class B Principal Carryover Shortfall, such amount to be paid from Available Principal (after giving effect to any reduction in Available Principal described in clauses (ii), (iii) and (v) above); and if such Available Principal is insufficient, the Class B Certificateholders will be entitled to receive such amount first, from Available Interest (after giving effect to any reduction in Available Interest described in clauses (i) through (v) above) and second, if such amounts are insufficient, from monies transferred from the Reserve Fund to the Collection Account; and

                  (vii) to the Class C Certificateholders, an amount equal to the Class C Principal Distributable Amount and any unpaid Class C Principal Carryover Shortfall, such amount to be paid from Available Principal (after giving effect to any reduction in Available Principal described in clauses (ii), (iii), (v) and (vi) above); and if such Available Principal is insufficient, the Class C Certificateholders will be entitled to receive such amount first, from Available Interest (after giving effect to the reductions in Available Interest described in clauses (i) through (vi) above) and second, if such amounts are insufficient, from monies transferred from the Reserve Fund to the Collection Account.

         An "Interest Carryover Shortfall" with respect to any class of Certificates on any Payment Date will equal the excess, if any, of (x) the related Interest Distributable Amount for such class on such Payment Date and any outstanding related Interest Carryover Shortfall for such class from the immediately preceding Payment Date plus interest on such outstanding Interest Carryover Shortfall, to the extent permitted by law, at the related Pass Through Rate from such immediately preceding Payment Date through the current Payment Date, over (y) the amount of interest paid to the related Certificateholders on such Payment Date (each such shortfall, the "Class A Interest Carryover Shortfall", "Class B Interest Carryover Shortfall" and "Class C Interest Carryover Shortfall", as applicable).

         A "Principal Carryover Shortfall" with respect to any class of Certificates on any Payment Date will equal the excess, if any, of (x) the related Principal Distributable Amount for such class on such Payment Date and any outstanding Principal Carryover Shortfall for such class from the immediately preceding Payment Date over (y) the amount of principal actually paid to the related Certificateholders on such Payment Date (each such shortfall, the "Class A Principal Carryover Shortfall", Class B Principal Carryover Shortfall" and "Class C Principal Carryover Shortfall", as applicable).

         Even if the Certificate Balance of any class of Certificates is reduced to zero prior to the termination of the Trust and prior to the final payment in respect of amounts payable on the Certificates of all classes, any Interest or Principal Carryover Shortfalls with respect to such class will continue as obligations of the Trust payable from amounts on deposit in the Collection Account or Reserve Fund, including Excess Amounts, before any further deposit of Excess Amounts into the Reserve Fund or release of amounts therein to the Seller.

         After the above payments have been made any remaining amounts (such amounts, "Excess Amounts") will be deposited in the Reserve Fund until the amount on deposit therein equals the Specified Reserve Fund Balance and the remainder, if any, will be paid to the Seller.

                           SUBORDINATION; RESERVE FUND

         SUBORDINATION. The rights of the Certificateholders to receive payments with respect to the Receivables will be subordinated to the rights of the Servicer to receive the Servicing Fee, any additional servicing compensation as described under "Description of the Certificates--Servicing Compensation" and the reimbursement of certain unreimbursed Advances.

         In addition, the rights of the Class B Certificateholders and the Class C Certificateholders to receive payments with respect to collections on the Receivables will be subordinated to the rights of the Class A Certificateholders to the extent described herein, and the rights of the Class C Certificateholders to receive payments with respect to the Receivables will be subordinated to the Class B Certificateholders to the extent described herein. This subordination is intended to enhance the likelihood of timely receipt by the Class A Certificateholders and, to a lesser extent, the Class B Certificateholders, of the full amount of interest and principal required to be paid to them, and to afford such Certificateholders limited protection against losses in respect of the Receivables.

         The Class B Certificateholders and Class C Certificateholders will not receive any payments of interest with respect to a Payment Date until the full amount of interest on the Class A Certificates relating to such Payment Date has been paid to the Class A Certificateholders. In addition, the Class B Certificateholders and Class C Certificateholders will not receive any payments of principal with respect to such Payment Date until the full amount of interest on and principal of the Class A Certificates relating to such Payment Date has been paid to the Class A Certificateholders. Payments of interest on the Class B Certificates and Class C Certificates, to the extent of collections on Receivables allocable to interest and certain available amounts on deposit in the Reserve Fund, will not be subordinated to the payment of principal on the Class A Certificates.

         The Class C Certificateholders will not receive any payments of interest with respect to a Payment Date until the full amount of interest on the Class A Certificates and Class B Certificates relating to such Payment Date has been paid to the Class A Certificateholders and the Class B Certificateholders, respectively. In addition, the Class C Certificateholders will not receive any payments of principal with respect to such Payment Date until the full amount of interest on and principal of the Class A Certificates and Class B Certificates relating to such Payment Date has been paid to the Class A Certificateholders and the Class B Certificateholders, respectively. Payments of interest on the Class C Certificates, to the extent of collections on Receivables allocable to interest and certain available amounts on deposit in the Reserve Fund, will not be subordinated to the payment of principal on the Class A Certificates or the Class B Certificates.

         RESERVE FUND. The Certificateholders will also have the benefit of the Reserve Fund. The Reserve Fund will be a segregated trust account held by the Trustee and will not be an asset of the Trust. Any amounts held on deposit in the Reserve Fund are owned by the Seller and any investment earnings thereon will be taxable to the Seller for federal income tax purposes. The Reserve Fund will be created with an initial deposit by the Seller of an amount equal to $ _________________ (the "Reserve Fund Initial Deposit"). If on any subsequent Payment Date the amount on deposit in the Reserve Fund is less than the Specified Reserve Fund Balance, Excess Amounts will be deposited in the Reserve Fund until the monies in the Reserve Fund reach an amount equal to the Specified Reserve Fund Balance.

         The "Specified Reserve Fund Balance" will initially be $______________. However, on any Payment Date the Specified Reserve Fund Balance will be an amount equal to the greater of (a) $_____________ or (b) ____% of the sum of the outstanding Certificate Balances of any outstanding classes of Certificates as of the close of business on such Payment Date if either of the following tests is met:

         (i) the average of the Charge-off Rates for the three preceding Collection Periods exceeds ____%; or

         (ii) the average of the Delinquency Percentages for the three preceding Collection Periods exceeds ____%.

         The Specified Reserve Fund Balance shall in no event be more than the sum of the Certificate Balances of any outstanding classes of Certificates. As of any Payment Date, the amount of funds actually on deposit in the Reserve Fund may, in certain circumstances, be less than the Specified Reserve Fund Balance.

         The "Charge-off Rate" with respect to a Collection Period will equal the Aggregate Net Losses with respect to the Receivables that become Defaulted Receivables during that Collection Period expressed, on an annualized basis, as a percentage of the average of (i) the Pool Balance on the last day of the immediately preceding Collection Period and (ii) the Pool Balance on the last day of such Collection Period.

         The "Aggregate Net Losses" with respect to a Collection Period will equal the Principal Balance of all Receivables newly designated during such Collection Period as Defaulted Receivables minus the sum of (x) Net Liquidation Proceeds collected during such Collection Period with respect to all Defaulted

Receivables and (y) the portion of amounts subsequently received in respect of Receivables liquidated in prior Collection Periods specified in the Agreement.

         The "Delinquency Percentage" with respect to a Collection Period will equal (a) the number of all outstanding Receivables 61 days or more delinquent (after taking into account permitted extensions) as of the last day of such Collection Period (excluding Receivables as to which the Financed Vehicle has been liquidated during that Collection Period), determined in accordance with the Servicer's normal practices, plus (b) the number of repossessed Financed Vehicles that have not been liquidated (to the extent the related Receivable is not otherwise reflected in clause (a) above), expressed as a percentage of the aggregate number of Current Receivables on the last day of such Collection Period.

         A "Current Receivable" will be a Receivable that is not a Defaulted Receivable or a Liquidated Receivable. A "Liquidated Receivable" will be a Receivable that has been the subject of a Prepayment in full or otherwise has been paid in full or, in the case of a Defaulted Receivable, a Receivable as to which the Servicer has determined that the final amounts in respect thereof have been paid.

         The Servicer may, from time to time after the date of this Prospectus Supplement, request each Rating Agency to approve a formula for determining the Specified Reserve Fund Balance that is different from those described above or change the manner by which the Reserve Fund is funded. If each Rating Agency delivers a letter to the Trustee to the effect that the use of any such new formulation will not result in a qualification, reduction or withdrawal of its then-current rating of any class of Certificates, then the Specified Reserve Fund Balance will be determined in accordance with such new formula. The Agreement will accordingly be amended, without the consent of any Certificateholder, to reflect such new calculation.

         As of the close of business on any Payment Date on which the amount on deposit in the Reserve Fund is greater than the Specified Reserve Fund Balance, the Trustee will release and distribute such excess, together with any Excess Amounts not required to be deposited into the Reserve Fund, to the Seller. Upon any such release of amounts from the Reserve Fund, the Certificateholders will have no further rights in, or claim to, such amounts.

         Amounts held from time to time in the Reserve Fund will continue to be held for the benefit of the Certificateholders. Funds on deposit in the Reserve Fund may be invested in Eligible Investments. Investment income on monies on deposit in the Reserve Fund will not be available for payment to Certificateholders or otherwise subject to any claims or rights of the Certificateholders and will be paid to the Seller. Any loss on such investments will be charged to the Reserve Fund.

         If on any Payment Date the Class C Certificate Balance equals zero and amounts on deposit in the Reserve Fund have been depleted as a result of losses in respect of the Receivables, the protection afforded to the Class A Certificateholders and the Class B Certificateholders by the subordination of the Class C Certificates and by the Reserve Fund will be exhausted and the Class B Certificateholders will bear directly the risks associated with ownership of the Receivables. From and after such date, all such losses realized during a Collection Period will be allocated first to the Class B Certificates, resulting in the reduction of the Class B Certificate Balance, and second, if the Class B Certificate Balance is reduced to zero thereby, to the Class A Certificates. If on any Payment Date the Class B Certificate Balance equals zero and amounts on deposit in the Reserve Fund have been depleted as a result of losses in respect of the Receivables, the protection afforded to the Class A Certificateholders by the subordination of the Class B Certificates, the Class C Certificates and by the Reserve Fund will be exhausted and the Class A Certificateholders will bear directly the risks associated with ownership of the Receivables. From and after such date, all such losses realized during a Collection Period will be allocated to the Class A

Certificates and such allocation will result in the reduction of the Class A Certificate Balance on the related Payment Date.

                        MATERIAL INCOME TAX CONSEQUENCES

CLASSIFICATION OF THE TRUST

         Under current law and assuming execution of, and compliance with, the Agreement, the Trust will be classified for federal income tax purposes and California franchise and income tax purposes as a grantor trust and not as an association taxable as a corporation.

         For federal income tax purposes, each beneficial owner of the Offered Certificates ("Grantor Trust Certificateholder") will be considered to own an undivided interest in the Trust's assets, be required to include in its gross income, for federal income tax purposes, its share of the gross income of the Trust and be entitled to deduct (subject both to possible recharacterization of specified fees paid by the Trust to the Servicer and to any limitations generally applicable to that holder) its share of the expenses of the Trust allocable to it.

         Although each Grantor Trust Certificateholder will be considered, for federal income tax purposes, to own its pro rata share of the principal of the Receivables in the Trust, each Grantor Trust Certificateholder's share of the right to interest on the Receivables, however, is not entirely certain. Each Grantor Trust Certificateholder's right to interest with respect to a particular Receivable should be limited to its pro rata share of the lesser of (1) the interest that accrues on the principal of that Receivable at the Pass Through Rate plus its pro rata share of the Servicer and Trustee fees allocable to it (which fees will be deemed to be paid over, on behalf of the holder, to the Servicer and the Trustee, respectively) and (2) the total interest payable on that Receivable.

         For administrative convenience, however, the Trustee may report information with respect to a Grantor Trust Certificateholder's investment in an Offered Certificate on an aggregate basis as though that Grantor Trust Certificateholder's investment in the Receivables and other assets were equal to that Grantor Trust Certificateholder's share of the initial Class Principal Balance and on which interest is payable at a combined rate equal to the sum of the Pass Through Rate and the Servicing Fee. If the IRS were to require reporting on an asset-by-asset basis, the amount of income reportable for a period could differ from the amount reportable on an aggregate basis.

ORIGINAL ISSUE DISCOUNT, PREMIUM, IMPUTED INTEREST AND MARKET DISCOUNT

         ORIGINAL ISSUE DISCOUNT; GENERAL. The Receivables bear interest at varying rates. Because a Grantor Trust Certificateholder will be viewed as owning an interest in each of the Trust's assets, a portion of the Grantor Trust Certificateholder's purchase price of an Offered Certificate (whether on initial sale or in a subsequent transaction) may be required to be allocated among each of the Trust's assets based on their respective fair market values. See discussion under "Material Income Tax Consequences--Tax Treatment of Grantor Trusts--Discount and Premium" in the accompanying prospectus.

         PREMIUM. A Grantor Trust Certificateholder that purchases an Offered Certificate for an amount greater than its outstanding principal balance may elect under Section 171 of the Code to amortize premium in respect of the Receivables in order to accrue income based on the Grantor Trust Certificateholder's yield rather than at the Pass Through Rate. That election would apply to all of the taxable debt instruments held at or acquired after the first day of the holder's first taxable year to which that election applies, and may be revoked only with the consent of the IRS. See discussion under "Material Income Tax Consequences--Tax Treatment of Grantor Trusts--Premium" in the accompanying prospectus.

         IMPUTED INTEREST AND MARKET DISCOUNT. Some or all of the Receivables may have imputed interest and/or market discount. If a Receivable did not have "adequate stated interest" (as the term is defined in Section 483 of the Code) when originated, then that Receivable would be treated as having "imputed interest." Under the imputed interest rules of the Code, a portion of the Receivable's stated principal amount equal to that total unstated interest would be recharacterized as interest and the Receivable's principal amount would be correspondingly reduced. If the imputed interest rules applied, the total unstated interest would be included in the Grantor Trust Certificateholder's gross income over the term of the Receivable using a constant yield-to-maturity method. It is uncertain whether the imputed interest rules would apply to a Grantor Trust Certificateholder. If these rules do not apply, or with respect to Receivables which had adequate stated interest when issued, the market discount rules instead may be applicable.

         In general, under the market discount provisions of the Code, principal payments received by the Trust, and all or a portion of the gain recognized upon a sale or other disposition of a Receivable or upon the sale or other disposition of an Offered Certificate by a Grantor Trust Certificateholder, will be treated as ordinary income to the extent of accrued market discount. Any gain recognized by a Grantor Trust Certificateholder upon a sale or other disposition of an Offered Certificate will be treated as capital gain to the extent the gain exceeds accrued market discount.

         A portion of the interest deductions on an Offered Certificate attributable to any indebtedness treated as incurred or continued to purchase or carry a Receivable may have to be deferred, unless a Grantor Trust Certificateholder makes an election to include market discount in income currently as it accrues (in lieu of including accrued market discount in income at the time principal payments are received or at the time of disposition). That election would apply to all debt instruments acquired by the taxpayer on or after the first day of the first taxable year to which that election applies, and may be revoked only with consent of the IRS. Taxpayers may, in general, elect to accrue market discount either (1) under a constant yield-to-maturity method or (2) in the proportion that the stated interest paid on the obligation for the current period bears to the total remaining interest on the obligation. See discussion under "Material Income Tax Consequences--Tax Treatment of Grantor Trusts--Market Discount" in the accompanying prospectus.

         ACCRUING INCOME ON A SEPARATE ASSET BASIS. Although the matter is not entirely certain, it appears that, as a technical matter, each Grantor Trust Certificateholder should calculate income separately for its interest in each Receivable (by first allocating to each Receivable and to each other asset in the Trust a portion of the holder's basis in the Offered Certificate). Further, in the case of any "affected investor" (as defined below), in computing yield to maturity, all interest on the Receivables allocable to the Offered Certificates, including interest effectively paid over to the Servicer and the Trustee, is taken into account. For this purpose "affected investors" are individuals, persons, including estates and trusts, that compute taxable income in the same manner as an individual and some "pass through entities." If required to report income in respect of the Offered Certificates to the IRS and/or Grantor Trust Certificateholders holding the Offered Certificates, however, the Servicer and Trustee currently intend to accrue income on an aggregate basis, based on an assumed initial offering price of the Offered Certificates and based on the net amounts distributable on the Offered Certificates. This method of reporting on a net basis may not be permitted. Furthermore, subsequent purchasers of the Offered Certificates will have to adjust the amounts reported to them based upon their basis in the Offered Certificates.

         POSSIBLE ALTERNATIVE CHARACTERIZATION. Prospective investors should be aware that the IRS could take the position that, in accruing OID, and possibly market discount, a Receivable-by-Receivable or pool-wide prepayment assumption should be used to determine yield and time to maturity. If the holder purchased its Offered Certificate at a yield higher than the Pass Through Rate on the Offered Certificates (that is, for an amount less than the principal amount of Receivables allocable to the Offered Certificate), that assumption could accelerate income on the Offered Certificate. Prospective investors should also be aware that, although the Seller believes that none of:

1. the Class A Grantor Trust Certificateholders' right to be paid prior to payment being made on the class B certificates and the class C certificates;

2. the Class B Grantor Trust Certificateholders' right to be paid prior to payment being made on the class C certificates; or

3. the Class A, Class B and Class C Grantor Trust Certificateholders' right to be paid out of the Reserve Fund;

should be treated as an asset separate from the Class A, Class B and Class C Grantor Trust Certificateholders' rights in the Receivables, the IRS could take a contrary view. If any of those rights were characterized as a separate asset, a portion of that holder's basis in its certificate could be required to be allocated to those rights or a Grantor Trust Certificateholder might be considered to own a greater percentage of the right to interest on the Receivables (and be deemed to pay over that additional interest as a guarantee or other fee as it is paid or accrued).

SALE OR PREPAYMENT

         Upon the sale, exchange or retirement of an Offered Certificate, a Grantor Trust Certificateholder will recognize taxable gain or loss in respect of its undivided interest in each asset held by the Trust. Gain or loss with respect to each undivided interest in a Trust asset is equal to the difference between the allocable portion of the amount realized and the Grantor Trust Certificateholder's adjusted basis in that asset. See discussion under "Material Income Tax Consequences--Tax Treatment of Grantor Trusts--Sale or Exchange of a Grantor Trust Certificate" in the accompanying Prospectus.

         A disposition or retirement of an Offered Certificate for no net gain or loss may for tax purposes consist of a sale of one asset (e.g., an interest in some Receivables) for a gain and the disposition of another asset at a loss (e.g., an interest in other Receivables). Although those gains or losses generally should be treated as offsetting capital gains and losses (unless earned by a dealer), absent the making of an election to include market discount currently in income (as discussed above), gain realized on an interest in Receivables acquired with market discount may yield ordinary gain to the extent of accrued market discount, which (1) for a corporate taxpayer could not be offset by, and (2) for an individual taxpayer could only be offset by up to $3,000 of, any capital loss attributable to an interest in any other Receivables or Trust assets. See "--Original Issue Discount, Imputed Interest and Market Discount--Accruing Income on a Separate Asset Basis" above. In general, gain or loss on any sale, exchange or retirement of an Offered Certificate would be capital gain or loss. However, it is possible that the Servicer will take the position that, under the rules for accruing OID, gain on any prepayment of the Receivables will be ordinary income.

FOREIGN CERTIFICATEHOLDERS

         Interest attributable to Receivables which is received by a Grantor Trust Certificateholder that is not a "U.S. person" (as defined in the accompanying prospectus under "Material Income Tax Consequences--Tax Treatment of Owner Trusts--Tax Consequences to Owner of the Notes--Foreign Owners") and has no connection with the United States other than owning the Offered Certificate would generally constitute "portfolio interest" and, accordingly, not be subject to the normal 30% withholding tax imposed with respect to those payments, provided that that Grantor Trust Certificateholder fulfills specified certification requirements. See discussion under "Material Income Tax Consequences--Tax Treatment of GrantorTrusts--Foreign Persons" in the accompanying prospectus.

MATERIAL STATE TAX CONSEQUENCES

         For California tax purposes, Grantor Trust Certificateholders could be considered to own either (1) an undivided interest in a single debt obligation held by the Trust and having a principal amount equal to the total stated principal amount of the Receivables and an interest rate equal to the related Pass Through Rate or (2) an interest in each of the Receivables and any other Trust assets. It is suggested that Grantor Trust Certificateholders consult their tax advisors regarding the state tax consequences associated with the purchase, ownership and disposition of the Grantor Trust Certificates.


                              ERISA CONSIDERATIONS

THE CLASS A CERTIFICATES

         Subject to the considerations set forth below and under "ERISA Considerations" in the Prospectus, the Class A Certificates may be purchased by an employee benefit plan or an individual retirement account (a "Benefit Plan") subject to ERISA or Section 4975 of the United States Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Benefit Plan must determine that the purchase of a Class A Certificate is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code.

         The United States Department of Labor (the "DOL") has granted to _____________________ and ________________________ administrative exemptions
(Prohibited Transaction Exemptions _____ and _____ (the "Exemptions")) from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Benefit Plans of certificates representing interests in asset backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemptions. The receivables covered by the Exemptions include motor vehicle installment obligations such as the Receivables. The Exemptions also apply to transactions in connection with the servicing, management and operation of the Trust which might otherwise constitute prohibited transactions.

         Among the conditions that must be satisfied for either of the Exemptions to apply to the acquisition by a Benefit Plan of the Class A Certificates are the following:

                  (i) The acquisition of the Class A Certificates by a Benefit Plan is on terms (including the price for the Class A Certificates) that are at least as favorable to the Benefit Plan as they would be in an arm's-length transaction with an unrelated party.

                  (ii) The rights and interests evidenced by the Class A Certificates acquired by the Benefit Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust.

                  (iii) The Class A Certificates acquired by the Benefit
         Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from Standard & Poor's, Moody's, Duff & Phelps Inc. or Fitch Investors Service LP.

                  (iv) The Trustee is not an affiliate of any member of the Restricted Group (as defined below).

                  (v) The sum of all payments made to and retained by the Underwriters in connection with the payment of the Class A Certificates represents not more than reasonable compensation for underwriting the Class A Certificates. The sum of all payments made to and retained by the Seller pursuant to the sale of the Receivables to the Trust represents not more than the fair market value of such Receivables. The sum of all payments made to and retained by the Servicer represents not more than reasonable compensation for the Servicer's services under the Agreement and reimbursement of the Servicer's reasonable expenses in connection therewith.

                  (vi) The Benefit Plan investing in the Class A Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

         The Trust must also meet the following requirements:

                  (a) The corpus of the Trust must consist solely of assets of the type that have been included in other investment pools.

                  (b) Certificates in such other investment pools must have been rated in one of the three highest generic rating categories of S&P, Moody's, Duff & Phelps Inc. or Fitch Investors Service LP. for at least one year prior to the Benefit Plan's acquisition of certificates.

                  (c) Certificates evidencing interests in such other investment pools must have been purchased by investors other than Benefit Plans for at least one year prior to any Benefit Plan's acquisition of Class A Certificates.

         The Exemptions do not apply in all respects to Benefit Plans sponsored by the Seller, the Underwriters, the Trustee, the Servicer, any Obligor with respect to the Receivables included in the Trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust or any affiliate of such parties (the "Restricted Group"). As of the date hereof, no Obligor with respect to the Receivables included in the Trust constitutes more than 5% of the aggregate unamortized principal balance of the Trust (i.e., the initial principal amount of the Certificates). Moreover, each Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions only if, among other requirements, (i) in the case of the acquisition of Class A Certificates in connection with the initial issuance, at least 50% of each class of Certificates in which Benefit Plans have invested is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the Trust is acquired by persons independent of the Restricted Group, (ii) a Benefit Plan's investment in the Class A Certificates does not exceed 25% of all of the Class A Certificates outstanding at the time of the acquisition and (iii) immediately after the acquisition, no more than 25% of the assets of a Benefit Plan with respect to which a person has discretionary authority or renders investment advice are invested in certificates representing interests in trusts containing assets sold or serviced by the same entity.

         The Seller believes that the Exemptions will apply to the acquisition, holding and resale of the Class A Certificates by a Benefit Plan and that all conditions of the Exemptions other than those within the control of investors will be met. However, there can be no assurance that the DOL or the Internal

Revenue Service will not take a contrary position, nor that such position will be sustained. One or more alternative exemptions may be available with respect to certain prohibited transactions to which the Exemptions are not applicable, depending in part upon the type of Benefit Plan's fiduciary making the decision to acquire the Class A Certificates and the circumstances under which such decision is made, including, but not limited to, (a) Prohibited Transactions Class Exemption ("PTCE") 91-38, regarding investments by bank collective investment funds or (b) PTCE 90-1, regarding investments by insurance company pooled separate accounts. Before purchasing the Class A Certificates, a Benefit Plan's fiduciary should consult with its counsel to determine whether the conditions of the Exemption or any other exemption would be met. A purchaser of the Class A Certificates should be aware, however, that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by the applicable exemption or exemptions might not cover all acts that might be construed as prohibited transactions.

         As described above, the acquisition of a Class A Certificate by a Benefit Plan could result in various unfavorable consequences for the Benefit Plan or its fiduciaries under the regulations unless one of the exceptions in the regulations or an exemption is available. See "ERISA Considerations" in the Prospectus.

         Prospective Benefit Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemptions or any other exemptions, and the potential consequences of any purchase in their specific circumstances, prior to making an investment in a Class A Certificate. Any Benefit Plan which acquires a beneficial ownership interest in Class A Certificates will be deemed, by virtue of the acceptance and acquisition of such ownership interest, to have represented to the Seller and the Trustee that such Benefit Plan is an "accredited investor" for purposes of Rule 501(a)(1) of Regulation D under the Securities Act.

         A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA or Code Section 4975. However, such a governmental plan may be subject to federal, state or local law which is to a material extent similar to the provisions of ERISA or Code Section 4975 ("Similar Law"). A fiduciary of a governmental plan should make its own determination as to the need for and availability of any exemptive relief under Similar Law.

         The Exemptions will not apply to the acquisition, holding or resale of the Class B Certificates or Class C Certificates.

THE CLASS B CERTIFICATES AND CLASS C CERTIFICATES

         Class B Certificates and Class C Certificates may not be acquired by an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or Section 4975(e)(1) of the Code or any person acting on behalf of such a plan or using the assets of such a plan to acquire the Class B Certificates or Class C Certificates or any entity whose underlying assets include plan assets by reason of a plan's investment in the entity, except as provided below with respect to insurance company general accounts. By its acceptance of a Class B Certificate or Class C Certificate, each holder thereof will be deemed to have represented and warranted that it is not subject to the foregoing limitation.

         In 1995, the DOL issued PTCE 95-60. Section III of PTCE 95-60 exempts from the application of the prohibited transaction provisions of Sections 406(a), 406(b) and 407(a) of ERISA and Section 4975 of the Code transactions in connection with the servicing, management and operation of a trust (such as the Trust) in which an insurance company general account has an interest as a result of its acquisition of certificates issued by the trust, provided that certain conditions are satisfied. If these conditions are met, insurance company general accounts would be allowed to purchase classes of Certificates (such as the Class B Certificates or Class C Certificates) which do not meet the requirements of the Exemptions solely because they (i) are subordinated to other classes of Certificates in the Trust and/or (ii) have not received a rating at the time of the acquisition in one of the three generic highest rating categories from Standard & Poor's, Moody's, Duff & Phelps, Inc. or Fitch Investors Service LP. All other conditions of the Exemptions would have to be satisfied in order for PTCE 95-60 to be available. Before purchasing Class B Certificates or Class C Certificates, an insurance company general account seeking to rely on Section III of PTCE 95-60 should itself confirm that all applicable conditions and other requirements have been satisfied.

                                  UNDERWRITING

         Subject to the terms and conditions of the Underwriting Agreement relating to the Certificates (the "Underwriting Agreement"), the Seller has agreed to sell to each of the Underwriters named below, and each of the Underwriters has severally agreed to purchase, the principal amount of Class A Certificates, Class B Certificates and Class C Certificates set forth opposite its name below:


                                              CLASS A                    CLASS B                     CLASS C
             UNDERWRITER                    CERTIFICATES              CERTIFICATES                 CERTIFICATES
            -------------              -----------------------    ----------------------     -------------------------








                                       -----------------------    ----------------------     -------------------------
    Total........................
                                       =======================    ======================     =========================


         In the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Certificates if any of the Certificates are purchased. Such obligation of the Underwriters is subject to certain conditions precedent set forth in the Underwriting Agreement. The Seller has been advised by the Underwriters that they propose to offer the Certificates of each class to the public at the respective public offering prices set forth on the cover page of this Prospectus Supplement and to certain dealers at such price less a concession not in excess of [_____]% of the Class A Certificate denominations, [_____]% of the Class B Certificate denominations and [_____]% of the Class C Certificate denominations and that the Underwriters may allow and such dealers may reallow a discount not in excess of [_____]% of the Class A Certificate denominations, [_____]% of the Class B Certificate denominations and [_____]% of the Class C Certificate denominations to certain other dealers. After the initial public offering, the public offering prices and such concessions and discounts to dealers may be changed by the Underwriters.

         The Seller and TMCC have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

         The Certificates are new issues of securities with no established trading markets. The Seller has been advised by the Underwriters that the Underwriters intend to make a market in the Certificates of each class, as permitted by applicable laws and regulations. The Underwriters are not obligated, however, to make a market in the Certificates of any class and such market-making may be discontinued at any time at the sole discretion of the Underwriters without notice. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the Certificates of any class.

         The Trust may, from time to time, invest funds in the Accounts in Eligible Investments acquired from the Underwriters.

         The Underwriters have advised the Seller that, pursuant to Regulation M under the Securities Act, certain persons participating in this offering may engage in transactions, including stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Certificates of any class at levels above those that might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Certificates of any class on behalf of the Underwriters for the purpose of fixing or maintaining the price of such Certificates. A "syndicate covering transaction" is the bid for or the purchase of such Certificates of any class on behalf of the Underwriters to reduce a short position incurred by the Underwriters in connection with this offering. A "penalty bid" is an arrangement permitting one of the Underwriters to reclaim the selling concession otherwise accruing to another Underwriter or syndicate member in connection with this offering if the Certificates of any class originally sold by such other Underwriter or syndicate member are purchased by the reclaiming Underwriter in a syndicate covering transaction and has therefore not been effectively placed by such other Underwriter or syndicate member.

         Stabilizing bids and syndicate covering transactions may have the effect of causing the price of the Certificates of any class to be higher than it might be in the absence thereof, and the imposition of penalty bids might also have an effect on the price of any Certificate to the extent that it discouraged resale of such Certificate. Neither the Seller nor the Underwriters makes any representation or prediction as to the direction or magnitude of any such effect on the prices for the Certificates. Neither the Seller nor the Underwriters makes any representation that the Underwriters will engage in any such transactions or that, once commenced, any such transactions will not be discontinued without notice.

         Neither the Seller nor the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that any of the transactions described above may have on the price of the Certificates. In addition, neither the Seller nor any of the Underwriters make any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

         The Indenture Trustee may, from time to time, invest the funds in the Collection Account and the Reserve Account in investments acquired from or issued by the Underwriters.

         In the ordinary course of business, the Underwriters and their affiliates have engaged and may engage in investment banking and commercial banking transactions with the Servicer and its affiliates.

         It is expected that the delivery of the Certificates will be made against payment therefor on or about the Closing Date, which is expected to be the ___th business day following the date hereof. Under Rule 15c-6 under the Exchange Act, trades in the secondary market generally are required to settle within three business days, unless the parties thereto expressly agree otherwise. Accordingly, purchasers who wish to trade the Certificates on the date hereof and for a period of days hereafter will be required, by virtue of the fact that the Certificates initially will settle ___ business days after the date hereof, to specify an alternate settlement cycle at the time of any such trade to avoid a failed settlement.

         Each Underwriter will represent that (i) it has not offered or sold and will not offer or sell, prior to the date six months after their date of issuance, any Certificates to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted in and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1997 or is a person to whom the document can otherwise lawfully be issued or passed on.

                                 LEGAL OPINIONS

                  In addition to the legal opinions described in the Prospectus, certain legal matters relating to the Certificates and certain federal income tax and other matters will be passed upon for the Trust by O'Melveny & Myers LLP. Certain legal matters relating to the Notes and Certificates will be passed upon for the Underwriters by _________.

                                 INDEX OF TERMS


                                                               PAGE
Aggregate Net Losses, ..........................................36
Available Interest, ............................................31
Available Principal, ...........................................31
Benefit Plan, ..................................................41
Charge-off Rate, ...............................................36
Class A Certificate Balance, ...................................32
Class A Interest Distributable Amount, .........................32
Class A Principal Distributable Amount, ........................32
Class B Certificate Balance, ...................................32
Class B Interest Distributable Amount, .........................32
Class B Principal Distributable Amount, ........................32
Class C Certificate Balance, ...................................33
Class C Interest Distributable Amount, .........................32
Class C Principal Distributable Amount, ........................32
Class Distributable Amount, ....................................32
Current Receivable, ............................................37
Cutoff Date, ...................................................19
Dealer Recourse, ...............................................18
Defaulted Receivable, ..........................................32
Delinquency Percentage, ........................................37
DOL, ...........................................................41
Excess Amounts, ................................................35
Excess Payment, ................................................27
Exemptions, ....................................................41
Interest Carryover Shortfall, ..................................35
Interest Distributable Amount, .................................32
Liquidated Receivable, .........................................37
Net Liquidation Proceeds, ......................................31
Pool Factor, ...................................................25
Prepayment, ....................................................27
Principal Carryover Shortfall, .................................35
Principal Distributable Amount, ................................32
Receivables Purchase Agreement, ................................19
Reserve Fund Initial Deposit, ..................................36
Restricted Group, ..............................................42
Scheduled Payments, ............................................19
Specified Reserve Fund Balance, ................................36
Underwriting Agreement, ........................................44

                                     ANNEX A

                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the globally offered Class A Certificates (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through DTC, Clearstream Banking societe anonyme ("Clearstream Banking") or the Euroclear System ("Euroclear"). The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through Clearstream Banking and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., three calendar day settlement). Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedure applicable to U.S. corporate debt obligations and prior asset-backed securities issues. Secondary cross-market trading between Clearstream Banking or Euroclear and DTC Participants holding securities will be effected on a delivery-against-payment basis through the depositaries of Clearstream Banking and Euroclear (in such capacity) and as DTC Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream Banking and Euroclear will hold positions on behalf of their participants through their depositaries, which in turn will hold such positions in accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow DTC settlement practice. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date. Investors electing to hold their Global Securities through Clearstream Banking or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior asset-backed securities issues in same-day funds.

         Trading between Clearstream Banking and/or Euroclear Participants. Secondary market trading between Clearstream Banking Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         TRADING BETWEEN DTC SELLER AND CLEARSTREAM BANKING OR EUROCLEAR PARTICIPANTS. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Banking Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream Banking or Euroclear through a Clearstream Banking Participant or Euroclear Participant at least one business day prior to settlement. Clearstream Banking or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Banking Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream Banking or Euroclear cash debt will be valued instead as of the actual settlement date.

         Clearstream Banking Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream Banking or Euroclear. Under this approach, they may take on credit exposure to Clearstream Banking or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Clearstream Banking or Euroclear has extended a line of credit to them, Clearstream Banking Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream Banking Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they clear the overdraft when the Global Securities are credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Banking Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Banking Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         TRADING BETWEEN CLEARSTREAM BANKING OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, Clearstream Banking Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream Banking or Euroclear through a Clearstream Banking Participant or Euroclear Participant at least one business day prior to settlement. In these cases, Clearstream Banking or Euroclear will instruct the Relevant Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Banking Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Banking Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Banking Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Banking Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Clearstream Banking or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Banking Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

                  (a) borrowing through Clearstream Banking or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream Banking or Euroclear accounts) in accordance with the clearing system's customary procedures;

                  (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream Banking or Euroclear account in order to settle the sale side of the trade; or

                  (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Banking Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

         A beneficial owner of Global Securities holding securities through Clearstream Banking or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         EXEMPTION FOR NON-U.S. PERSONS (FORM W-8BEN). Beneficial owners of Global Securities that are Non-U.S. Persons generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change.

         EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, generally can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM W-8BEN). Non-U.S. Persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate depending on the treaty terms) by filing Form W-8BEN. Form W-8BEN may be filed by the Certificate Owners or their agents.

         EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The beneficial owner of a Global Security files by submitting the appropriate form to the person though whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). A Form W-8BEN on which the beneficial owner of a Global Security provides a U.S. taxpayer identification number generally remains in effect until a change in circumstances causes any of the information on the form to be incorrect. A Form W-8ECI and a Form W-8BEN on which a U.S. taxpayer identification number is not provided generally remain in effect for three calendar years, absent a change in circumstances causing any information on the form to be incorrect.

         As used in the foregoing discussion, the term "U.S. Person" means (i) a citizen or resident of the United States who is a natural person, (ii) a corporation or partnership (or an entity treated as a corporation or partnership) organized in or under the laws of the United States or any state thereof, including the District of Columbia (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise), (iii) an estate, the income of which is subject to United States Federal income taxation, regardless of its source or (iv) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as such term is defined in the Code and Treasury Regulations) have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury Regulations, certain trusts in existence prior to August 20, 1996 which elected to be treated as United States persons prior to such date also shall be U.S. Persons. The term "Non-U.S. Person" means any person who is not a U.S. Person. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of Global Securities. Investors are advised to consult their tax advisors for specific tax advice concerning their holding and disposing of Global Securities.

==========================================================    =========================================================
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN
OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS
SUPPLEMENT OR THE PROSPECTUS. WE HAVE NOT AUTHORIZED
ANYONE TO GIVE YOU DIFFERENT INFORMATION. WE DO NOT
CLAIM THE ACCURACY OF THE INFORMATION IN THIS
PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AS OF ANY
DATE OTHER THAN THE DATE STATED ON THE COVER PAGE. WE
ARE NOT OFFERING THE CERTIFICATES IN ANY JURISDICTION
IN WHERE IT IS NOT PERMITTED.

                   ___________________                                                   $_______________

                    TABLE OF CONTENTS
                  PROSPECTUS SUPPLEMENT                                              TOYOTA AUTO RECEIVABLES
                                                  PAGE
                                                  ----
Summary of Terms...............................    S-3                                ____-__ GRANTOR TRUST
Risk Factors...................................   S-15
The Trust......................................   S-18
The Trustee....................................   S-19                            $_______________ _____% ASSET
The Seller and the Servicer....................   S-19
The Receivables Pool...........................   S-19                             BACKED CERTIFICATES, CLASS A
Delinquencies, Repossessions and Net Losses....   S-23
Use of Proceeds................................   S-25
Prepayment and Yield Considerations............   S-25                             $_____________ _____% ASSET
Pool Factors and Trading Information...........   S-25
Description of the Certificates................   S-26                             BACKED CERTIFICATES, CLASS B
Payments to Certificateholders.................   S-30
Subordination; Reserve Fund....................   S-35
Material Income Tax Consequences...............   S-38                              $_____________ ____% ASSET
ERISA Considerations...........................   S-41
Underwriting...................................   S-44                             BACKED CERTIFICATES, CLASS C
Legal Opinions.................................   S-46
Index of Terms.................................   S-47
ANNEX A: Global Clearance, Settlement and Tax
Documentation Procedures.......................    A-1                                 TOYOTA MOTOR CREDIT
                                                                                     RECEIVABLES CORPORATION
                                                                                              SELLER

                       PROSPECTUS                                                       TOYOTA MOTOR CREDIT
Summary of Terms...............................      2                                 CORPORATION SERVICER
Risk Factors...................................      9
The Trusts.....................................     13
The Trustee....................................     13                                  ------------------
The Seller.....................................     13
The Servicer...................................     14                                 PROSPECTUS SUPPLEMENT
Where You Can Find More Information About
 Your Securities...............................     15                                  ------------------
The Receivables Pools..........................     16
Delinquencies, Repossessions and Net Losses....     18
Weighted Average Life of the Securities........     18
Pool Factors and Trading Information...........     19
Use of Proceeds................................     20
Description of the Notes.......................     20
Description of the Certificates................     24
Certain Information Regarding the Securities...     25
Description of the Transfer and
 Servicing Agreements..........................     37
TMCC Demand Notes..............................     49
The Swap Agreement.............................     53
Certain Legal Aspects of the Receivables.......     56
Certain Federal Income Tax Consequences........     62
Certain State Tax Consequences.................     74
ERISA Considerations...........................     75
Plan of Distribution...........................     75
Legal Opinions.................................     76
Experts........................................     76
Index of Terms.................................     77

UNTIL __________________ , ALL DEALERS THAT EFFECT
TRANSACTIONS IN THE SECURITIES, WHETHER OR NOT
PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED
TO DELIVER A PROSPECTUS SUPPLEMENT AND THE
PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF
DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND THE
PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH
RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
==========================================================    =========================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*


         The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.


Registration Fee.......................................... $  554,400
Blue Sky Fees and Expenses................................ $   15,000
Printing Expenses......................................... $  300,000
Trustee Fees and Expenses................................. $   60,000
Legal Fees and Expenses................................... $  350,000
Accounting Fees and Expenses.............................. $  200,000
Rating Agencies' Fees..................................... $  600,000
Miscellaneous............................................. $   20,600
Total..................................................... $2,100,000

* All amounts except registration fee are estimates.


ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Toyota Motor Credit Corporation ("TMCC") and Toyota Motor Credit Receivables Corporation ("TMCRC") were incorporated as California corporations.
Section 317 of the California Corporations Code authorizes a corporation to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was an officer or director of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

         Each of TMCC's and TMCRC's Bylaws authorize TMCC and TMCRC to indemnify their officers and directors to the maximum extent permitted by the California Corporations Code. TMCC has entered into indemnification agreements with its officers and directors to indemnify such officers and directors to the maximum extent permitted by the California Corporations Code.

                  [Remainder of Page Intentionally Left Blank]

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENTS


4.1     Form of Trust Agreement between the Registrant and the Owner Trustee*
4.2     Form of Indenture between the Trust and the Indenture Trustee*
4.3 Form of Sale and Servicing Agreement among the Registrant, the Servicer and the Owner Trust
4.4 Form of Pooling and Servicing Agreement among the Registrant, the Servicer and the Trustee
4.5     Form of Receivables Purchase Agreement between TMCC and the Registrant*
4.6 Form of Administration Agreement among the Trust, the Administrator and the Indenture Trustee*
4.7 Form of Demand Note Indenture between TMCC and the Demand Note Indenture Trustee*
4.8     Form of ISDA Master Agreement between TMCC and the Trust
5.1(A)  Opinion of O'Melveny and Myers LLP regarding Notes
5.1(B)  Opinion of O'Melveny and Myers LLP regarding Certificates
8.1     Opinion of O'Melveny and Myers LLP with respect to tax matters
23.1    Consent of O'Melveny and Myers LLP (included as part of Exhibits 5.1and
        5.2)
23.2    Consent of O'Melveny and Myers LLP (included as part of Exhibit 8.1)
23.3    Consent of PricewaterhouseCoopers LLP
24.1    Power of Attorney of Directors and Officers of the Registrant*
25.1    Statement of Eligibility on Form T-1 of Trustee under the Indenture
25.2 Statement of Eligibility on Form T-1 of Trustee under the Demand Note Indenture

------------------------

* Previously filed with the initial Registration Statement on July 17, 2000.


ITEM 17.  UNDERTAKINGS

(a)      As to Rule 415:  The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

                (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

                (ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the change in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                (iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) As to documents subsequently filed that are incorporated by reference: The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934), as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

(c) As to indemnification: Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

(d) As to Rule 430A: The undersigned registrant hereby undertakes that:

        (1) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this registration statement as of the time it was declared effective.

        (2) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

(e) As to qualifications of trust indentures under the Trust Indenture Act of 1939 for delayed offerings: The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended, in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Torrance, State of California, on August 7, 2000.


                                 TOYOTA AUTO RECEIVABLES TRUSTS
                                 By:    TOYOTA MOTOR CREDIT RECEIVABLES
                                        CORPORATION,  as originator of Toyota
                                        Auto Receivables Trusts


                                 By:     /s/      LLOYD MISTELE
                                         -----------------------------------
                                         Lloyd Mistele
                                         DIRECTOR AND PRESIDENT





         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




            NAME                                                        TITLE                                   DATE
            ----                                                        -----                                   ----

/s/      LLOYD MISTELE                              Director, President, and Principal Executive            August 7, 2000
------------------------------------                Officer
Lloyd Mistele


/s/      NOBUKAZU TSURUMI*                          Director and Principal Financial Officer and            August 7, 2000
------------------------------------                Principal Accounting Officer
Nobukazu Tsurumi


/s/      DONALD J. PUGLISI*                         Director                                               August 7, 2000
------------------------------------
Donald J. Puglisi


*By: /s/ LLOYD MISTELE                                                                                     August 7, 2000
    --------------------------------
     Lloyd Mistele
     ATTORNEY-IN-FACT

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Torrance, State of California, on August 7, 2000.


                                    TOYOTA MOTOR CREDIT CORPORATION,
                                      solely as issuer of the TMCC Demand Notes


                                    By:      /S/      GEORGE BORST
                                             -----------------------------------
                                             George Borst
                                             SENIOR VICE PRESIDENT AND
                                             GENERAL MANAGER





         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




             NAME                                             TITLE                                             DATE
             ----                                             -----                                             ----

/s/      GEORGE BORST                               Director, Senior Vice President and                     August 7, 2000
------------------------------------                General Manager of TMCC
George Borst                                        (principal executive officer)

/s/      ROBERT PITTS*                              Director and Secretary of TMCC                          August 7, 2000
------------------------------------
Robert Pitts

/s/      NOBUKAZU TSURUMI*                          Director, Senior Vice President and                     August 7, 2000
------------------------------------                Treasurer of TMCC (principal financial
Nobukazu Tsurumi                                    officer)


/s/      DOUGLAS WEST*                              Director of TMCC                                        August 7, 2000
------------------------------------
Douglas West

/s/      JAMES PRESS*                               Director of TMCC                                        August 7, 2000
------------------------------------
James Press


*By: /s/ LLOYD MISTELE                                                                                     August 7, 2000
   ---------------------------------
        Lloyd Mistele
        ATTORNEY-IN-FACT

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Torrance, State of California, on August 7, 2000.


                                     TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION



                                     By:  /s/    LLOYD MISTELE
                                        ----------------------------------------
                                         Lloyd Mistele
                                         DIRECTOR AND PRESIDENT





         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




            NAME                                                        TITLE                                   DATE
            ----                                                        -----                                   ----

/s/      LLOYD MISTELE                              Director, President, and Principal Executive            August 7, 2000
------------------------------------                Officer
Lloyd Mistele

/s/      NOBUKAZU  TSURUMI*                         Director and Principal Financial Officer and            August 7, 2000
------------------------------------                Principal Accounting Officer
Nobukazu Tsurumi

/s/      DONALD J. PUGLISI*                         Director                                                August 7, 2000
------------------------------------
Donald J. Puglisi


*By: /s/ LLOYD MISTELE                                                                                      August 7, 2000
    --------------------------------
     Lloyd Mistele
     ATTORNEY-IN-FACT